UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brenden C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes
•	PIMCO Equity Series RAE Fundamental Funds—Institutional, P, A and C Classes
•	PIMCO Equity Series RealPathTM Blend Funds—Institutional, Administrative and A Classes

Your Global Investment Authority

PIMCO Equity Series®

Annual Report

June 30, 2015

PIMCO Balanced Income Fund

PIMCO Dividend and Income Builder Fund

PIMCO Emerging Multi-Asset Fund

PIMCO EqS® Emerging Markets Fund

PIMCO EqS® Long/Short Fund

PIMCO Global Dividend Fund

PIMCO International Dividend Fund

PIMCO U.S. Dividend Fund

PIMCO EqS Pathfinder Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Financial Highlights		20
Statements of Assets and Liabilities		30
Consolidated Statement of Assets and Liabilities		32
Statements of Operations		34
Consolidated Statement of Operations		35
Statements of Changes in Net Assets		36
Consolidated Statements of Changes in Net Assets		38
Statement of Cash Flows		39
Notes to Financial Statements		80
Report of Independent Registered Public Accounting Firm		104
Federal Income Tax Information		105
Glossary		106
Management of the Trust		107
Privacy Policy		109

Fund	Fund Summary	Schedule of Investments

PIMCO Balanced Income Fund	9	40
PIMCO Dividend and Income Builder Fund	10	49
PIMCO Emerging Multi-Asset Fund	11	57
PIMCO EqS® Emerging Markets Fund	12	60
PIMCO EqS® Long/Short Fund	13	62
PIMCO Global Dividend Fund*	14	67
PIMCO International Dividend Fund	15	71
PIMCO U.S. Dividend Fund	16	75
PIMCO EqS Pathfinder Fund®	17	77

*	Prior to December 31, 2014, the Fund’s name was PIMCO EqS® Dividend Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2015. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during our twelve-month reporting period include:

■

Investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the period and continues to be a concern outside of the reporting period as events remain fluid. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates.

■

U.S. equities, as represented by the S&P 500 Index, returned 7.42% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced strong performance, notably in Europe and Japan, but currency moves in unhedged U.S. dollar terms created headwinds for returns as the MSCI EAFE Net Dividend Index (USD hedged) returned 11.19% while the MSCI EAFE Net Dividend Index (USD Unhedged) declined 4.22% over the reporting period. Japanese equities, as represented by the MSCI Japan Index, returned 31.24% over the same period. The sharp decline in oil prices in 2014 and early 2015 led to heightened equity market volatility over the reporting period. The debt crisis in Greece weighed on global equities late in the reporting period as Prime Minister Alexis Tsipras called for a referendum to be held regarding a bailout offered by its European creditors. Greece shut down its banking system ahead of the vote in order to prevent financial collapse.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 5.12% over the reporting period. Concerns over slower Chinese economic growth created headwinds for EM equities, as Chinese stocks briefly moved into bear market territory near the close of the reporting period despite efforts by the People’s Bank of China to offset the recent decline through additional interest rate cuts. In the latter part of 2014, Brazil was one of the worst performing equity markets as the country slipped back into recession and President Rousseff won her re-election campaign. The Brazilian real fell 17% in the first quarter of 2015 following nationwide protests against corruption, rising unemployment and weak economic growth, before rebounding in the second quarter of 2015, after the Brazilian central bank lowered the upper limit of its inflation target, sending signs of confidence to the market. These events, along with a strong U.S. dollar and lower commodity prices over the reporting period, were contributing factors in EM equity underperformance relative to developed market equities.

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) returned 4.86% and the MSCI All Country World Value Index (Net Dividends in USD) declined 3.41%. The healthcare and consumer discretionary sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Longer-maturity yields (i.e., seven to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to five year yields) rose as investors anticipated some degree of monetary tightening by the Federal Reserve to occur later in 2015. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, down from 2.53% on June 30, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.86% for the reporting period.

2	PIMCO EQUITY SERIES

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 20, 2015

ANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. In addition, although the Federal Reserve (“Fed”) ended its bond-buying program in October 2014, the Fed indicated that it remains committed to accommodative monetary policy, which in the past has aided equity markets. As of the date of this report, Europe is one of the worst performing regions for equity markets, as deflationary concerns weighed on the values of equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, issuer non-diversification risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, mortgage-related and other asset-backed securities risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in

4	PIMCO EQUITY SERIES

many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative

Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Balanced Income Fund	03/31/14	03/31/14	03/31/14	—	03/31/14	03/31/14	03/31/14	—
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO Emerging Multi-Asset Fund	04/12/11	04/12/11	04/12/11	04/19/11	04/12/11	04/12/11	04/12/11	04/12/11
PIMCO EqS® Emerging Markets Fund	03/22/11	03/22/11	03/22/11	04/19/11	03/22/11	03/22/11	03/22/11	03/22/11
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	—	04/30/12	04/30/12	04/30/12	—
PIMCO Global Dividend Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO International Dividend Fund	12/15/14	12/15/14	12/15/14	—	12/15/14	12/15/14	12/15/14	—
PIMCO U.S. Dividend Fund	12/15/14	12/15/14	12/15/14	—	12/15/14	12/15/14	12/15/14	—
PIMCO EqS Pathfinder Fund®	04/14/10	04/14/10	04/14/10	—	04/14/10	04/14/10	04/14/10	04/14/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Funds (Cont.)

PIMCO Balanced Income Fund

Top 10 Holdings1

Colony Capital, Inc.	2.4%
Vodafone Group PLC	2.4%
Lloyds Banking Group PLC	2.1%
HSBC Holdings PLC	2.0%
Intesa Sanpaolo SpA	1.9%
Imperial Tobacco Group PLC	1.8%
PG&E Corp.	1.7%
AT&T, Inc.	1.5%
Ameren Corp.	1.5%
Roche Holding AG	1.5%

Geographic Breakdown1

United States	48.7%
United Kingdom	10.2%
Australia	3.3%
Brazil	3.0%
Netherlands	2.7%
Hong Kong	2.7%
Italy	2.4%
France	2.0%
Switzerland	1.5%
Bermuda	1.5%
Other	9.1%

Sector Breakdown1

Financials	17.7%
Asset-Backed Securities	10.5%
Utilities	9.7%
Industrials	7.9%
Telecommunication Services	7.2%
Mortgage-Backed Securities	6.9%
Consumer Discretionary	5.3%
Health Care	5.1%
Information Technology	3.8%
Consumer Staples	3.5%
Banking & Finance	2.0%
Sovereign Issues	2.0%
Bank Loan Obligations	1.7%
Materials	1.6%
Other	2.4%

PIMCO Dividend and Income Builder Fund

Top 10 Holdings1

Vodafone Group PLC	3.6%
Colony Capital, Inc.	3.4%
Lloyds Banking Group PLC	3.2%
HSBC Holdings PLC	3.0%
Intesa Sanpaolo SpA	2.7%
PG&E Corp.	2.6%
Imperial Tobacco Group PLC	2.6%
AT&T, Inc.	2.4%
Ameren Corp.	2.3%
Prudential Financial, Inc.	2.2%

Geographic Breakdown1

United States	44.8%
United Kingdom	14.0%
Australia	5.0%
Hong Kong	3.9%
Italy	3.6%
Netherlands	3.2%
France	3.1%
Switzerland	2.1%
Bermuda	2.0%
South Africa	1.9%
Canada	1.7%
Germany	1.7%
Brazil	1.6%
Other	7.9%

Sector Breakdown1

Financials	26.6%
Utilities	14.5%
Telecommunication Services	10.9%
Industrials	7.9%
Consumer Discretionary	7.8%
Health Care	7.5%
Information Technology	5.9%
Consumer Staples	5.4%
Mortgage-Backed Securities	3.0%
Materials	2.2%
Energy	1.9%
Asset-Backed Securities	1.6%
Other	1.1%

6	PIMCO EQUITY SERIES

PIMCO Emerging Multi-Asset Fund

Top Holdings1

PIMCO Emerging Local Bond Fund	46.7%
PIMCO Emerging Markets Bond Fund	23.9%

PIMCO EqS® Emerging Markets Fund

Top Holdings1

PIMCO Short-Term Floating NAV Portfolio III	72.6%

Geographic Breakdown1

United States	72.6%

Sector Breakdown1

Mutual Funds	72.6%

PIMCO EqS® Long/Short Fund

Top 10 Holdings1

Google, Inc. ‘C’	6.4%
Time Warner, Inc.	5.9%
Laboratory Corp. of America Holdings	5.7%
KAR Auction Services, Inc.	5.6%
DST Systems, Inc.	5.4%
HealthSouth Corp.	5.1%
Bank of New York Mellon Corp.	4.6%
Nielsen NV	4.1%
Community Health Systems, Inc.	3.6%
Select Income REIT	3.3%

Sector Breakdown1

Consumer Discretionary	25.1%
Health Care	20.2%
Financials	14.5%
Information Technology	11.8%
Materials	2.9%
Industrials	5.6%
Consumer Staples	1.8%
Telecommunication Services	1.9%
Other	1.1%

PIMCO Global Dividend Fund

Top 10 Holdings1

Lloyds Banking Group PLC	3.1%
Vodafone Group PLC	3.0%
AT&T, Inc.	2.9%
Intesa Sanpaolo SpA	2.9%
Colony Capital, Inc.	2.8%
PG&E Corp.	2.8%
JPMorgan Chase & Co.	2.5%
Blackstone Group LP	2.5%
Prudential Financial, Inc.	2.5%
China Mobile Ltd.	2.5%

Geographic Breakdown1

United States	44.3%
United Kingdom	10.0%
France	5.9%
Hong Kong	4.4%
Japan	4.1%
Italy	3.9%
Netherlands	3.6%
Brazil	2.9%
Switzerland	2.4%
Australia	2.1%
Germany	2.0%
Bermuda	1.9%
Canada	1.7%
Spain	1.6%
Other	5.9%

Sector Breakdown1

Financials	24.6%
Utilities	14.4%
Telecommunication Services	10.5%
Information Technology	10.1%
Consumer Discretionary	9.0%
Consumer Staples	8.0%
Health Care	7.0%
Industrials	6.0%
Materials	4.8%
Energy	2.2%

ANNUAL REPORT	JUNE 30, 2015	7

Important Information About the Funds (Cont.)

PIMCO International Dividend Fund

Top 10 Holdings1

Lloyds Banking Group PLC	4.1%
Vodafone Group PLC	4.0%
Imperial Tobacco Group PLC	4.0%
HSBC Holdings PLC	4.0%
Intesa Sanpaolo SpA	3.1%
Golar LNG Partners LP	3.1%
Electricite de France S.A.	3.0%
Li & Fung Ltd.	2.9%
Suez Environnement Co.	2.9%
MTN Group Ltd.	2.7%

Geographic Breakdown1

United Kingdom	18.2%
Australia	9.9%
United States	8.5%
France	7.4%
Japan	6.7%
Hong Kong	6.0%
Italy	4.5%
Brazil	3.9%
Netherlands	3.6%
China	3.2%
Bermuda	3.1%
South Africa	2.7%
Taiwan	2.7%
Canada	2.4%
Switzerland	2.0%
Israel	2.1%
Germany	2.0%
Turkey	1.6%
Luxembourg	1.6%
Thailand	1.5%
Spain	1.5%
Mexico	1.5%
Other	2.2%

Sector Breakdown1

Financials	18.4%
Telecommunication Services	13.9%
Consumer Staples	13.1%
Utilities	12.8%
Industrials	11.7%
Consumer Discretionary	10.1%
Health Care	9.7%
Information Technology	6.1%
Materials	2.4%
Other	0.5%

PIMCO U.S. Dividend Fund

Top 10 Holdings1

AT&T, Inc.	5.1%
QUALCOMM, Inc.	4.8%
Nielsen NV	4.8%
Colony Capital, Inc.	4.8%
JPMorgan Chase & Co.	4.4%
Prudential Financial, Inc.	4.3%
Symantec Corp.	4.1%
Pfizer, Inc.	4.1%
Merck & Co., Inc.	4.1%
PG&E Corp.	3.8%

Geographic Breakdown1

United States	92.5%
Switzerland	3.0%
Bermuda	2.8%
Other	1.4%

Sector Breakdown1

Financials	23.5%
Information Technology	17.6%
Health Care	13.3%
Consumer Discretionary	13.0%
Materials	10.6%
Industrials	7.3%
Utilities	6.4%
Telecommunication Services	5.1%
Energy	3.0%

PIMCO EqS Pathfinder Fund®

Top Holdings1

PIMCO Short-Term Floating NAV Portfolio III	93.2%

Geographic Breakdown1

United States	93.2%

Sector Breakdown1

Mutual Funds	93.2%

[1]

% of Investments, at value as of 06/30/2015. Securities sold short, financial derivative instruments and short-term instruments (with the exception of Central Funds used for cash management purposes), if any, are excluded from the Top Holdings, Geographic and Sector Breakdown tables.

8	PIMCO EQUITY SERIES

PIMCO Balanced Income Fund

Institutional Class - PBITX	Class A - PBIAX
Class P - PBIEX	Class C - PBICX
Class D - PBIDX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (03/31/2014)
PIMCO Balanced Income Fund Institutional Class	1.35%	3.66%
PIMCO Balanced Income Fund Class P	1.24%	3.55%
PIMCO Balanced Income Fund Class D	0.89%	3.30%
PIMCO Balanced Income Fund Class A	0.88%	3.30%
PIMCO Balanced Income Fund Class A (adjusted)	-4.69%	-1.26%
PIMCO Balanced Income Fund Class C	0.13%	2.53%
PIMCO Balanced Income Fund Class C (adjusted)	-0.85%	2.53%
MSCI All Country World Index±	0.71%	4.61%
50% MSCI All Country World Index/50% Barclays Global Aggregate USD Hedged±±	1.93%	4.40%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 50% MSCI All Country World Index/50% Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate USD Hedged Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class D shares, 1.30% for the Class A shares, and 2.05% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO Balanced Income Fund seeks to maximize current income while providing long-term capital appreciation by investing under normal circumstances in a diversified portfolio of income-producing equity and fixed income securities, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund will typically invest at least 25% of its net assets in equity and equity related securities and at least 25% of its net assets in fixed income securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Portfolio Insights

»

Over the reporting period, the Fund’s Institutional Class shares returned 1.35% after fees and expenses, outperforming the Fund’s primary benchmark index, the MSCI All Country World Index, which returned 0.71%. The Fund underperformed against the blended benchmark (50% MSCI All Country World Index /50% Barclays Global Aggregate USD Hedged), which returned 1.93% over the same period.

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 30 cents per share and a one-time supplemental dividend of 2 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, total security selection was negative over the reporting period. Specifically, security selection within the utilities, health care and information technology sectors detracted the most from performance. An underweight to an outperforming health care sector, along with an overweight to an underperforming utilities sector, further detracted from returns.

»	Security selection within the telecommunication services and financials sectors added to performance.

»

Overall country selection was negative for performance. Brazil, France and the United States were the largest detractors from performance, while the United Kingdom and Italy were the top contributors to performance.

»

The top five contributors to excess return over the reporting period were Target Corporation, Kohl’s Corporation, Intesa Sanpaolo, ICAP and Ryman Hospitality Properties. The bottom five detractors from returns were Prosafe, SABESP, Golar LNG Partners, Tronox and Arteris.

»	Within the fixed income sleeve of the Fund, exposure to securitized debt, primarily in non-agency mortgage-backed securities, benefited performance.

ANNUAL REPORT	JUNE 30, 2015	9

PIMCO Dividend and Income Builder Fund

Institutional Class - PQIIX	Class A - PQIZX
Class P - PQIPX	Class C - PQICX
Class D - PQIDX	Class R - PQIBX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	-0.12%	10.94%
PIMCO Dividend and Income Builder Fund Class P	-0.22%	10.87%
PIMCO Dividend and Income Builder Fund Class D	-0.47%	10.59%
PIMCO Dividend and Income Builder Fund Class A	-0.49%	10.59%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	-5.94%	8.84%
PIMCO Dividend and Income Builder Fund Class C	-1.23%	9.76%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	-2.18%	9.76%
PIMCO Dividend and Income Builder Fund Class R	-0.72%	10.33%
MSCI All Country World Index±	0.71%	13.76%
75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged±±	-1.24%	10.26%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate USD Unhedged Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.22% for the Institutional Class shares, 1.32% for the Class P shares, 1.57% for the Class D shares, 1.57% for the Class A shares, 2.32% for the Class C shares and 1.82% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Portfolio Insights

»

Over the reporting period, the Fund’s Institutional Class shares returned -0.12% after fees and expenses, underperforming the Fund’s benchmark index, the MSCI All Country World Index, which returned 0.71%, and outperforming the blended benchmark (75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged), which returned -1.24%.

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 46 cents per share on its Institutional Class shares. It did not pay out a one-time supplemental dividend. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, total security selection was negative for performance over the reporting period. Specifically, security selection within the utilities, health care and information technology sectors detracted the most from performance. An overweight to an underperforming utilities sector, along with an underweight to an outperforming health care sector, also detracted from returns.

»	Security selection within the telecommunication services and financials sectors positively impacted performance, as did an underweight to an underperforming energy sector.

»

Overall country selection negatively impacted performance over the reporting period. Brazil, Norway and France were the largest detractors from performance, while the United Kingdom and Italy positively impacted performance.

»

The top five contributors to excess returns over the reporting period were Target Corporation, Kohl’s Corporation, ICAP, Intesa Sanpaolo and Ryman Hospitality Properties. The bottom five detractors from returns were SABESP, Golar LNG Partners, Arteris, Tronox and Prosafe.

»	Within the fixed income sleeve of the Fund, exposure to securitized debt, primarily in non-agency mortgage backed securities, benefited performance over the reporting period.

10	PIMCO EQUITY SERIES

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	-5.33%	-2.28%
PIMCO Emerging Multi-Asset Fund Class P	-5.31%	-2.35%
PIMCO Emerging Multi-Asset Fund Administrative Class	-5.49%	-2.54%
PIMCO Emerging Multi-Asset Fund Class D	-5.71%	-2.61%
PIMCO Emerging Multi-Asset Fund Class A	-5.61%	-2.60%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	-10.81%	-3.90%
PIMCO Emerging Multi-Asset Fund Class C	-6.34%	-3.31%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	-7.24%	-3.31%
PIMCO Emerging Multi-Asset Fund Class R	-5.92%	-2.85%
MSCI Emerging Markets Index (Net Dividends in USD)±	-5.12%	-1.93%
50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global**	-6.85%	-0.04%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global. MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.43% for the Institutional Class shares, 2.53% for the Class P shares, 2.68% for the Administrative Class shares, 2.78% for the Class D shares, 2.78% for the Class A shares, 3.53% for the Class C shares, and 3.03% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

Portfolio Insights

»

Over the reporting period, the Fund’s Institutional Class shares returned -5.33% after fees and expenses, while the Fund’s primary benchmark index, the MSCI Emerging Markets Index (Net Dividends in USD) returned -5.12%. The Fund’s secondary benchmark index, a blended index consisting of 50% MSCI Emerging Markets Index (Net Dividends in USD)/25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)/25% JPMorgan Emerging Markets Bond Index (EMBI) Global) returned -6.85% during the reporting period.

»

An overweight to emerging markets equities throughout most of the reporting period, expressed via the PIMCO EqS® Emerging Markets Fund, which is benchmarked to the MSCI Emerging Markets Index, contributed to relative performance as the MSCI Emerging Markets Index outperformed the Fund’s secondary benchmark index.

»

Exposure to the PIMCO Emerging Markets Bond Fund detracted from relative performance as this Underlying PIMCO Fund underperformed its primary benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) Global, over the reporting period.

»	Exposure to the PIMCO Emerging Markets Corporate Bond Fund throughout most of the reporting period detracted from performance as this Underlying PIMCO Fund posted negative absolute returns.

ANNUAL REPORT	JUNE 30, 2015	11

PIMCO EqS® Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (03/22/11)
PIMCO EqS® Emerging Markets Fund Institutional Class	-4.53%	-3.06%
PIMCO EqS® Emerging Markets Fund Class P	-4.32%	-3.08%
PIMCO EqS® Emerging Markets Fund Administrative Class	-4.56%	-3.26%
PIMCO EqS® Emerging Markets Fund Class D	-4.58%	-3.35%
PIMCO EqS® Emerging Markets Fund Class A	-4.69%	-3.39%
PIMCO EqS® Emerging Markets Fund Class A (adjusted)	-9.92%	-4.65%
PIMCO EqS® Emerging Markets Fund Class C	-5.35%	-4.05%
PIMCO EqS® Emerging Markets Fund Class C (adjusted)	-6.29%	-4.05%
PIMCO EqS® Emerging Markets Fund Class R	-4.82%	-3.57%
MSCI Emerging Markets Index (Net Dividends in USD)±	-5.12%	-0.72%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.45% for the Institutional Class shares, 1.55% for the Class P shares, 1.70% for the Administrative Class shares, 1.80% for the Class D shares, 1.80% for the Class A shares, 2.55% for the Class C shares and 2.05% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO EqS® Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

Portfolio Insights

»

The Fund’s Institutional Class shares returned -4.53% after fees and expenses, outperforming the Fund’s benchmark index, the MSCI Emerging Markets Index (Net Dividends in USD), which returned -5.12% during the reporting period.

»	Security selection within the energy and industrials sectors detracted from performance over the reporting period.

»	Positive security selection within the information technology, consumer discretionary and consumer staples sectors added to performance over the reporting period.

»

From a country perspective, exposure to Russia and Greece detracted the most from performance over the reporting period, while security selection within India mitigated losses. Additionally, an overweight to an outperforming Chinese market added to returns.

»

The top five contributors to excess returns over the reporting period were Alibaba Group Holdings, China Construction Bank, Kweichow Moutai, AIA Group and Axis Bank. The bottom five detractors from returns were Eurobank Ergasias, Bashneft, China High Precision Automation Group, SPT Energy Group and a mini futures contract on the MSCI EM Index.

12	PIMCO EQUITY SERIES

PIMCO EqS® Long/Short Fund

Institutional Class - PMHIX	Class A - PMHAX
Class P - PMHBX	Class C - PMHCX
Class D - PMHDX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015*
	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	1.74%	6.36%	9.42%	12.46%
PIMCO EqS® Long/Short Fund Class P	1.66%	6.31%	9.39%	12.44%
PIMCO EqS® Long/Short Fund Class D	1.41%	6.12%	9.29%	12.36%
PIMCO EqS® Long/Short Fund Class A	1.41%	6.12%	9.29%	12.36%
PIMCO EqS® Long/Short Fund Class A (adjusted)	-4.18%	4.93%	8.68%	11.85%
PIMCO EqS® Long/Short Fund Class C	0.66%	5.61%	9.03%	12.14%
PIMCO EqS® Long/Short Fund Class C (adjusted)	-0.34%	5.61%	9.03%	12.14%
3 Month USD LIBOR Index±	0.25%	0.33%	1.86%	1.82%

All Fund returns are net of fees and expenses.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. Adjusted returns shown for the periods since January 1, 2003, the date the Fund began operations as a partnership, take into account the maximum sales charge for Class A and Class C shares, respectively. Returns shown for Class C shares are shown with and without the 1.00% CDSC for the one year period only. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.03% for the Institutional Class shares, 2.13% for the Class P shares, 2.38% for the Class D shares, 2.38% for the Class A shares, and 3.13% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund adjusted to reflect the fees and expenses of Class P, D, A and C shares (as applicable). The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Investment Objective and Strategy Overview

»

The PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

Portfolio Insights

»	The Fund’s Institutional Class shares returned 1.74% after fees and expenses, outperforming the Fund’s benchmark index, the 3-Month USD LIBOR Index, which returned 0.25% during the reporting period.

»	The Fund’s long equity positions contributed to absolute returns as prices on these securities generally increased during the reporting period.

»	The Fund’s long, high concentration position in American Realty Capital Properties was the largest detractor from absolute returns as the security suffered a large loss during the reporting period.

»

Over the reporting period, the Fund increased its gross short exposure from 4.76% to 22.59% and increased its gross long exposure from 65.02% to 78.24%, decreasing the overall net equity exposure from 60.26% to 55.65% of net assets.

»	The Fund’s cash and currency positions in aggregate contributed positively to Fund performance.

ANNUAL REPORT	JUNE 30, 2015	13

PIMCO Global Dividend Fund

Institutional Class - PQDIX	Class A - PQDAX
Class P - PQDPX	Class C - PQDCX
Class D - PQDDX	Class R - PQDRX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (12/14/11)
PIMCO Global Dividend Fund Institutional Class	-0.43%	11.55%
PIMCO Global Dividend Fund Class P	-0.48%	11.49%
PIMCO Global Dividend Fund Class D	-0.66%	11.23%
PIMCO Global Dividend Fund Class A	-0.74%	11.23%
PIMCO Global Dividend Fund Class A (adjusted)	-6.20%	9.47%
PIMCO Global Dividend Fund Class C	-1.44%	10.36%
PIMCO Global Dividend Fund Class C (adjusted)	-2.02%	10.36%
PIMCO Global Dividend Fund Class R	-1.00%	10.94%
MSCI All Country World Index±	0.71%	13.76%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.25% for the Institutional Class shares, 1.35% for the Class P shares, 1.60% for the Class D shares, 1.60% for the Class A shares, 2.35% for the Class C shares and 1.85% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO Global Dividend Fund (formerly the PIMCO EqS® Dividend Fund) seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Portfolio Insights

»	Over the reporting period, the Fund’s Institutional Class shares returned -0.43% after fees and expenses, underperforming its benchmark index, the MSCI All Country World Index, which returned 0.71%.

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 26 cents per share on its Institutional Class shares. It did not pay out a one-time supplemental dividend. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, total security selection detracted from performance over the reporting period. Specifically, security selection within the information technology, materials and energy sectors detracted the most from performance. An underweight to an outperforming health care sector, along with an overweight to an underperforming utilities sector, further detracted from returns.

»	Positive security selection within the financials and industrials sectors added to returns.

»

Overall country selection was negative. Positioning with respect to Brazil, France and the United States were the largest detractors, while positioning in the United Kingdom and Italy were the top contributors to performance.

»

The top five contributors to excess returns over the reporting period were Target Corporation, Kohl’s Corporation, Intesa Sanpaolo, ICAP and Blackstone Group. The bottom five detractors from returns were LinnCo, Prosafe, Cia de Saneamento Basico do Estado de SP, Tronox and Arteris.

»	The Fund’s underweight to both the Japanese yen and the euro over the reporting period contributed positively to returns, as both currencies depreciated relative to the U.S. dollar.

14	PIMCO EQUITY SERIES

PIMCO International Dividend Fund

Institutional Class - PVIIX	Class A - PVIAX
Class P - PVIPX	Class C - PVICX
Class D - PVIDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/15/14)
PIMCO International Dividend Fund Institutional Class	6.53%
PIMCO International Dividend Fund Class P	6.48%
PIMCO International Dividend Fund Class D	6.33%
PIMCO International Dividend Fund Class A	6.44%
PIMCO International Dividend Fund Class A (Adjusted)	0.60%
PIMCO International Dividend Fund Class C	5.91%
PIMCO International Dividend Fund Class C (Adjusted)	4.91%
MSCI All Country World ex US Index±	7.39%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.06% for the Institutional Class shares, 1.16% for the Class P shares, 1.41% for the Class D shares, 1.41% for the Class A shares, and 2.16% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO International Dividend Fund seeks to provide current income that exceeds the average yield on international stocks, while providing long-term capital appreciation, by investing in an international-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to developed and emerging markets outside the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Portfolio Insights

»	The Fund commenced operations on December 15, 2014.

»

Since inception of the Fund through the end of the reporting period, the Fund’s Institutional Class shares returned 6.53% after fees and expenses, underperforming its benchmark index, the MSCI All Country World ex-US Index, which returned 7.39%.

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 16 cents per share on its Institutional Class shares. It did not pay out a one-time supplemental dividend. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, total allocation and security selection negatively impacted performance over the reporting period. Specifically, security selection within the utilities, consumer discretionary and energy sectors detracted the most from performance. An overweight to an underperforming utilities sector further detracted from returns.

»	Positive security selection within the financials, telecommunication services and materials sectors added to performance.

»	From a country perspective, Brazil, China, France and Hong Kong positioning detracted the most from performance while holdings within the United Kingdom and Australia mitigated losses.

»

The top five contributors to excess returns over the reporting period were Nippon Telegraph and Telephone, Euronext, Regus, Iluka Resources and ICAP. The bottom five detractors from returns were Arteris, Want Want China Holdings, Golar LNG Partners, Electricite de France and Li & Fung.

ANNUAL REPORT	JUNE 30, 2015	15

PIMCO U.S. Dividend Fund

Institutional Class - PVDIX	Class A - PVDAX
Class P - PVDPX	Class C - PVDCX
Class D - PVDDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/15/14)
PIMCO U.S. Dividend Fund Institutional Class	2.45%
PIMCO U.S. Dividend Fund Class P	2.28%
PIMCO U.S. Dividend Fund Class D	2.14%
PIMCO U.S. Dividend Fund Class A	2.34%
PIMCO U.S. Dividend Fund Class A (Adjusted)	-3.26%
PIMCO U.S. Dividend Fund Class C	1.83%
PIMCO U.S. Dividend Fund Class C (Adjusted)	0.84%
S&P 500 Index±	4.83%

All Fund returns are net of fees and expenses.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.97% for the Institutional Class shares, 1.07% for the Class P shares, 1.32% for the Class D shares, 1.32% for the Class A shares, and 2.07% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO U.S. Dividend Fund seeks to provide current income that exceeds the average yield on U.S. stocks, while providing long-term capital appreciation, by investing in a U.S.-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

Portfolio Insights

»	The Fund commenced operations on December 15, 2014.

»

Since inception of the Fund through the end of the reporting period, the Fund’s Institutional Class shares returned 2.45% after fees and expenses, underperforming its benchmark index, the S&P 500 Index, which returned 4.83%.

»

During the reporting period, the Fund paid ordinary quarterly dividends totaling 15 cents per share on its Institutional Class shares. It did not pay out a one-time supplemental dividend. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, total security selection negatively impacted performance over the reporting period. Specifically, security selection within the information technology, materials and energy sectors detracted the most from performance. An overweight to an underperforming utilities sector further detracted from returns.

»	Positive security selection within the financials and industrials sectors mitigated losses.

»	Overall country selection was negative for performance, with exposure to the United States being the largest detractor.

»

The top five contributors to excess returns over the reporting period were Blackstone Group, Dow Chemical Company, R.R. Donnelley & Sons, AbbVie and JPMorgan Chase. The bottom five detractors from returns were Golar LNG Partners, Navient Corporation, Qualcomm, Western Digital Corporation and Tronox.

16	PIMCO EQUITY SERIES

PIMCO EqS Pathfinder Fund®

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns Through June 30, 2015

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund® Institutional Class	-2.36%	8.45%	6.45%
PIMCO EqS Pathfinder Fund® Class P	-2.36%	8.35%	6.35%
PIMCO EqS Pathfinder Fund® Class D	-2.71%	8.09%	6.06%
PIMCO EqS Pathfinder Fund® Class A	-2.68%	8.07%	6.07%
PIMCO EqS Pathfinder Fund® Class A (adjusted)	-8.03%	6.86%	4.92%
PIMCO EqS Pathfinder Fund® Class C	-3.45%	7.28%	5.30%
PIMCO EqS Pathfinder Fund® Class C (adjusted)	-4.18%	7.28%	5.30%
PIMCO EqS Pathfinder Fund® Class R	-2.94%	7.76%	5.76%
MSCI World Index±	1.43%	13.10%	8.96%

All Fund returns are net of fees and expenses.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.05% for the Institutional Class shares, 1.15% for the Class P shares, 1.40% for the Class D shares, 1.40% for the Class A shares, 2.15% for the Class C shares and 1.65% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO EqS Pathfinder Fund® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

Portfolio Insights

»	The Fund’s Institutional Class shares returned -2.36% after fees and expenses, and the Fund’s benchmark index, the MSCI World Index, returned 1.43% during the reporting period.

»	The primary cause of underperformance during the reporting period was stock selection in the energy sector.

»	From a sector perspective, the allocation effect detracted modestly from returns during the reporting period.

»	Stock selection and an underweight to the health care sector detracted from performance as the sector was the top performing sector during the period.

»	From a regional perspective, security selection in North America and Europe were the main drivers of underperformance relative to the Fund’s benchmark during the period.

»	The impact of negative security selection was partially offset by the Fund’s cash and foreign currency positions, which were positive contributors to relative performance during the period.

»

Over the reporting period, the largest single stock contributors to performance were Aena, AIA Group and Reynolds American. The largest detractors from performance were North Atlantic Drilling, Seadrill and Genworth Financial.

ANNUAL REPORT	JUNE 30, 2015	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2015 to June 30, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Balanced Income Fund
Institutional Class	$1,000.00	$1,018.90	$3.73	$1,000.00	$1,020.96	$3.74	0.75%
Class P	1,000.00	1,018.40	4.23	1,000.00	1,020.47	4.23	0.85
Class D	1,000.00	1,016.20	5.47	1,000.00	1,019.23	5.48	1.10
Class A	1,000.00	1,016.20	5.47	1,000.00	1,019.23	5.48	1.10
Class C	1,000.00	1,012.40	9.18	1,000.00	1,015.53	9.19	1.85
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$1,018.00	$4.13	$1,000.00	$1,020.56	$4.14	0.83%
Class P	1,000.00	1,018.30	4.63	1,000.00	1,020.07	4.63	0.93
Class D	1,000.00	1,017.10	5.87	1,000.00	1,018.84	5.87	1.18
Class A	1,000.00	1,017.10	5.87	1,000.00	1,018.84	5.87	1.18
Class C	1,000.00	1,013.30	9.58	1,000.00	1,015.14	9.59	1.93
Class R	1,000.00	1,015.00	7.10	1,000.00	1,017.61	7.11	1.43

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	$1,022.30	$1.60	$1,000.00	$1,023.08	$1.60	0.35%
Class P	1,000.00	1,022.40	2.09	1,000.00	1,022.59	2.09	0.45
Administrative Class	1,000.00	1,021.30	2.84	1,000.00	1,021.85	2.84	0.60
Class D	1,000.00	1,019.90	3.34	1,000.00	1,021.35	3.34	0.70
Class A	1,000.00	1,020.00	3.34	1,000.00	1,021.35	3.34	0.70
Class C	1,000.00	1,016.50	7.06	1,000.00	1,017.65	7.06	1.45
Class R	1,000.00	1,018.90	4.58	1,000.00	1,020.12	4.58	0.95
PIMCO EqS® Emerging Markets Fund
Institutional Class	$1,000.00	$1,014.10	$6.26	$1,000.00	$1,018.44	$6.27	1.26%
Class P	1,000.00	1,016.50	6.76	1,000.00	1,017.95	6.77	1.36
Administrative Class	1,000.00	1,014.20	7.50	1,000.00	1,017.21	7.51	1.51
Class D	1,000.00	1,014.30	8.00	1,000.00	1,016.72	8.01	1.61
Class A	1,000.00	1,014.30	8.00	1,000.00	1,016.72	8.01	1.61
Class C	1,000.00	1,010.90	11.70	1,000.00	1,013.02	11.71	2.36
Class R	1,000.00	1,014.30	9.24	1,000.00	1,015.48	9.24	1.86
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,031.60	$10.57	$1,000.00	$1,014.25	$10.48	2.11%
Class P	1,000.00	1,030.90	11.07	1,000.00	1,013.76	10.97	2.21
Class D	1,000.00	1,030.20	12.31	1,000.00	1,012.53	12.21	2.46
Class A	1,000.00	1,030.20	12.31	1,000.00	1,012.53	12.21	2.46
Class C	1,000.00	1,026.30	16.04	1,000.00	1,008.83	15.90	3.21
PIMCO Global Dividend Fund
Institutional Class	$1,000.00	$1,021.50	$4.19	$1,000.00	$1,020.52	$4.19	0.84%
Class P	1,000.00	1,022.40	4.69	1,000.00	1,020.02	4.68	0.94
Class D	1,000.00	1,021.10	5.93	1,000.00	1,018.79	5.92	1.19
Class A	1,000.00	1,021.10	5.93	1,000.00	1,018.79	5.92	1.19
Class C	1,000.00	1,017.40	9.65	1,000.00	1,015.09	9.64	1.94
Class R	1,000.00	1,019.90	7.17	1,000.00	1,017.56	7.16	1.44
PIMCO International Dividend Fund
Institutional Class	$1,000.00	$1,048.80	$4.24	$1,000.00	$1,020.52	$4.19	0.84%
Class P	1,000.00	1,048.20	4.75	1,000.00	1,020.02	4.68	0.94
Class D	1,000.00	1,047.00	6.01	1,000.00	1,018.79	5.92	1.19
Class A	1,000.00	1,048.00	6.01	1,000.00	1,018.79	5.92	1.19
Class C	1,000.00	1,043.10	9.77	1,000.00	1,015.09	9.64	1.94
PIMCO U.S. Dividend Fund
Institutional Class	$1,000.00	$983.10	$3.67	$1,000.00	$1,020.96	$3.74	0.75%
Class P	1,000.00	981.70	4.15	1,000.00	1,020.47	4.23	0.85
Class D	1,000.00	980.50	5.37	1,000.00	1,019.23	5.48	1.10
Class A	1,000.00	982.40	5.38	1,000.00	1,019.23	5.48	1.10
Class C	1,000.00	977.70	9.02	1,000.00	1,015.53	9.19	1.85
PIMCO EqS Pathfinder Fund® (Consolidated)
Institutional Class	$1,000.00	$1,051.90	$4.86	$1,000.00	$1,019.92	$4.78	0.96%
Class P	1,000.00	1,052.10	5.36	1,000.00	1,019.43	5.28	1.06
Class D	1,000.00	1,050.40	6.62	1,000.00	1,018.20	6.52	1.31
Class A	1,000.00	1,050.20	6.62	1,000.00	1,018.20	6.52	1.31
Class C	1,000.00	1,046.00	10.39	1,000.00	1,014.50	10.23	2.06
Class R	1,000.00	1,048.80	7.88	1,000.00	1,016.96	7.76	1.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Balanced Income Fund
Institutional Class
06/30/2015	$10.24	$0.30	$(0.17)	$0.13	$(0.31)	$(0.01)	$0.00	$(0.32)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	0.00	(0.08)
Class P
06/30/2015	10.24	0.30	(0.18)	0.12	(0.30)	(0.01)	0.00	(0.31)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	0.00	(0.08)
Class D
06/30/2015	10.25	0.27	(0.18)	0.09	(0.28)	(0.01)	0.00	(0.29)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	0.00	(0.07)
Class A
06/30/2015	10.25	0.29	(0.20)	0.09	(0.28)	(0.01)	0.00	(0.29)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	0.00	(0.07)
Class C
06/30/2015	10.25	0.19	(0.18)	0.01	(0.20)	(0.01)	0.00	(0.21)
03/31/2014 - 06/30/2014	10.00	0.07	0.23	0.30	(0.05)	0.00	0.00	(0.05)

PIMCO Dividend and Income Builder Fund
Institutional Class
06/30/2015	$13.12	$0.47	$(0.50)	$(0.03)	$(0.46)	$(0.34)	$0.00	$(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	0.00	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	0.00	(0.25)
Class P
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	0.00	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	0.00	(0.24)
Class D
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	0.00	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	0.00	(0.23)
Class A
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	0.00	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	0.00	(0.23)
Class C
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	0.00	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	0.00	(0.19)
Class R
06/30/2015	13.12	0.38	(0.48)	(0.10)	(0.39)	(0.34)	0.00	(0.73)
06/30/2014	11.61	0.38	1.52	1.90	(0.39)	0.00	0.00	(0.39)
06/30/2013	10.47	0.36	1.16	1.52	(0.36)	(0.02)	0.00	(0.38)
12/14/2011 - 06/30/2012	10.00	0.25	0.43	0.68	(0.21)	0.00	0.00	(0.21)

PIMCO Emerging Multi-Asset Fund
Institutional Class
06/30/2015	$9.11	$0.18	$(0.67)	$(0.49)	$(0.29)	$0.00	$(0.09)	$(0.38)
06/30/2014	8.60	0.18	0.48	0.66	(0.15)	0.00	0.00	(0.15)
06/30/2013	8.71	0.24	(0.08)	0.16	(0.27)	0.00	0.00	(0.27)
06/30/2012	9.89	0.14	(1.27)	(1.13)	(0.05)	0.00	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00	0.00

Please see footnotes on page 28.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.05	1.34%	$7,473	0.75%		0.91%		0.75%		0.91%		2.92%		65%
10.24	3.20	6,284	0.75	*	4.52	*	0.75	*	4.52	*	3.20	*	6

10.05	1.24	141	0.85		1.01		0.85		1.01		2.96		65
10.24	3.18	11	0.85	*	4.62	*	0.85	*	4.62	*	3.03	*	6

10.05	0.89	397	1.10		1.26		1.10		1.26		2.66		65
10.25	3.21	45	1.10	*	4.87	*	1.10	*	4.87	*	3.11	*	6

10.05	0.88	4,380	1.10		1.26		1.10		1.26		2.81		65
10.25	3.21	319	1.10	*	4.87	*	1.10	*	4.87	*	3.14	*	6

10.05	0.13	3,788	1.85		2.01		1.85		2.01		1.91		65
10.25	3.03	461	1.85	*	5.62	*	1.85	*	5.62	*	2.87	*	6

$12.29	(0.12)%	$68,607	0.83%		1.00%		0.83%		1.00%		3.70%		98%
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56		79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66		75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64		98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53		79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62		75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59		98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19		79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00		75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39		98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34		79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18		75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67		98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67		79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42		75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

12.29	(0.72)	283	1.43		1.60		1.43		1.60		2.97		98
13.12	16.50	459	1.44		1.60		1.44		1.60		3.03		79
11.61	14.66	217	1.43		1.60		1.43		1.60		3.24		75
10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

$8.24	(5.33)%	$3,258	0.32%		1.37%		0.32%		1.37%		2.07%		18%
9.11	7.73	20,927	0.28		1.36		0.28		1.36		2.11		20
8.60	1.60	36,051	0.35		1.36		0.35		1.36		2.62		53
8.71	(11.45)	29,987	0.53		1.38		0.53		1.38		1.62		41
9.89	(1.10)	9,755	0.53	*	6.96	*	0.53	*	6.96	*	1.13	*	0

Please see footnotes on page 28.

ANNUAL REPORT	JUNE 30, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Multi-Asset Fund (Cont.)
Class P
06/30/2015	$9.08	$0.17		$(0.66)	$(0.49)	$(0.29)	$0.00	$(0.08)	$(0.37)
06/30/2014	8.58	0.17		0.48	0.65	(0.15)	0.00	0.00	(0.15)
06/30/2013	8.69	0.24		(0.09)	0.15	(0.26)	0.00	0.00	(0.26)
06/30/2012	9.90	0.15		(1.31)	(1.16)	(0.05)	0.00	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02		(0.12)	(0.10)	0.00	0.00	0.00	0.00
Administrative Class
06/30/2015	9.03	0.15		(0.65)	(0.50)	(0.28)	0.00	(0.08)	(0.36)
06/30/2014	8.55	0.19		0.43	0.62	(0.14)	0.00	0.00	(0.14)
06/30/2013	8.69	0.15		(0.01)	0.14	(0.28)	0.00	0.00	(0.28)
06/30/2012	9.89	0.12		(1.28)	(1.16)	(0.04)	0.00	0.00	(0.04)
04/19/2011 - 06/30/2011	10.02	0.02		(0.15)	(0.13)	0.00	0.00	0.00	0.00
Class D
06/30/2015	9.07	0.14		(0.66)	(0.52)	(0.26)	0.00	(0.09)	(0.35)
06/30/2014	8.57	0.15		0.48	0.63	(0.13)	0.00	0.00	(0.13)
06/30/2013	8.70	0.20		(0.08)	0.12	(0.25)	0.00	0.00	(0.25)
06/30/2012	9.89	0.11		(1.27)	(1.16)	(0.03)	0.00	0.00	(0.03)
04/12/2011 - 06/30/2011	10.00	0.02		(0.13)	(0.11)	0.00	0.00	0.00	0.00
Class A
06/30/2015	9.04	0.14		(0.65)	(0.51)	(0.28)	0.00	(0.08)	(0.36)
06/30/2014	8.54	0.15		0.48	0.63	(0.13)	0.00	0.00	(0.13)
06/30/2013	8.68	0.23		(0.12)	0.11	(0.25)	0.00	0.00	(0.25)
06/30/2012	9.88	0.12		(1.28)	(1.16)	(0.04)	0.00	0.00	(0.04)
04/12/2011 - 06/30/2011	10.00	0.02		(0.14)	(0.12)	0.00	0.00	0.00	0.00
Class C
06/30/2015	8.91	0.08		(0.65)	(0.57)	(0.24)	0.00	(0.08)	(0.32)
06/30/2014	8.46	0.08		0.47	0.55	(0.10)	0.00	0.00	(0.10)
06/30/2013	8.62	0.15		(0.09)	0.06	(0.22)	0.00	0.00	(0.22)
06/30/2012	9.88	0.05		(1.29)	(1.24)	(0.02)	0.00	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.00	^	(0.12)	(0.12)	0.00	0.00	0.00	0.00
Class R
06/30/2015	8.99	0.12		(0.66)	(0.54)	(0.27)	0.00	(0.08)	(0.35)
06/30/2014	8.51	0.14		0.46	0.60	(0.12)	0.00	0.00	(0.12)
06/30/2013	8.68	0.23		(0.13)	0.10	(0.27)	0.00	0.00	(0.27)
06/30/2012	9.88	0.09		(1.27)	(1.18)	(0.02)	0.00	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.01		(0.13)	(0.12)	0.00	0.00	0.00	0.00

PIMCO EqS® Emerging Markets Fund
Institutional Class
06/30/2015	$9.05	$0.05		$(0.46)	$(0.41)	$0.00	$0.00	$0.00	$0.00
06/30/2014	8.26	0.04		0.75	0.79	0.00	0.00	0.00	0.00
06/30/2013	7.97	0.13		0.25	0.38	(0.09)	0.00	0.00	(0.09)
06/30/2012	10.19	0.08		(2.27)	(2.19)	(0.02)	(0.01)	0.00	(0.03)
03/22/2011 - 06/30/2011	10.00	0.05		0.14	0.19	0.00	0.00	0.00	0.00
Class P
06/30/2015	9.02	0.01		(0.40)	(0.39)	0.00	0.00	0.00	0.00
06/30/2014	8.24	(0.00	)^	0.78	0.78	0.00	0.00	0.00	0.00
06/30/2013	7.97	0.33		0.03	0.36	(0.09)	0.00	0.00	(0.09)
06/30/2012	10.19	0.06		(2.25)	(2.19)	(0.02)	(0.01)	0.00	(0.03)
03/22/2011 - 06/30/2011	10.00	0.04		0.15	0.19	0.00	0.00	0.00	0.00
Administrative Class
06/30/2015	9.00	0.01		(0.42)	(0.41)	0.00	0.00	0.00	0.00
06/30/2014	8.23	(0.02)		0.79	0.77	0.00	0.00	0.00	0.00
06/30/2013	7.96	0.11		0.24	0.35	(0.08)	0.00	0.00	(0.08)
06/30/2012	10.18	0.06		(2.27)	(2.21)	(0.00)^	(0.01)	0.00	(0.01)
04/19/2011 - 06/30/2011	10.51	0.04		(0.37)	(0.33)	0.00	0.00	0.00	0.00

Please see footnotes on page 28.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.22	(5.31)%	$345	0.42%		1.47%		0.42%		1.47%		1.94%		18%
9.08	7.61	1,580	0.38		1.46		0.38		1.46		1.92		20
8.58	1.53	1,998	0.45		1.46		0.45		1.46		2.62		53
8.69	(11.69)	2,019	0.63		1.48		0.63		1.48		1.71		41
9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0

8.17	(5.49)	12	0.57		1.62		0.57		1.62		1.76		18
9.03	7.31	23	0.53		1.61		0.53		1.61		2.13		20
8.55	1.35	2,051	0.60		1.61		0.60		1.61		1.60		53
8.69	(11.75)	28	0.78		1.63		0.78		1.63		1.36		41
9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0

8.20	(5.71)	540	0.67		1.72		0.67		1.72		1.65		18
9.07	7.46	2,466	0.63		1.71		0.63		1.71		1.78		20
8.57	1.17	5,669	0.70		1.71		0.70		1.71		2.23		53
8.70	(11.77)	4,912	0.88		1.73		0.88		1.73		1.20		41
9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0

8.17	(5.61)	2,269	0.67		1.72		0.67		1.72		1.68		18
9.04	7.49	7,874	0.63		1.71		0.63		1.71		1.70		20
8.54	1.12	12,333	0.70		1.71		0.70		1.71		2.46		53
8.68	(11.72)	10,147	0.88		1.73		0.88		1.73		1.32		41
9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0

8.02	(6.34)	1,425	1.42		2.47		1.42		2.47		0.94		18
8.91	6.56	3,799	1.38		2.46		1.38		2.46		0.96		20
8.46	0.56	5,101	1.45		2.46		1.45		2.46		1.68		53
8.62	(12.51)	3,868	1.63		2.48		1.63		2.48		0.57		41
9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0

8.10	(5.92)	9	0.92		1.97		0.92		1.97		1.45		18
8.99	7.17	9	0.88		1.96		0.88		1.96		1.61		20
8.51	0.96	30	0.95		1.96		0.95		1.96		2.47		53
8.68	(11.98)	9	1.13		1.98		1.13		1.98		0.99		41
9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0

$8.64	(4.53)%	$492	1.26%		1.47%		1.26%		1.47%		0.57%		85%
9.05	9.56	108,018	1.26		1.46		1.26		1.46		0.50		77
8.26	4.68	496,172	1.26		1.46		1.26		1.46		1.46		85
7.97	(21.51)	514,884	1.25		1.46		1.25		1.45		0.94		92
10.19	1.90	353,099	1.25	*	1.62	*	1.25	*	1.62	*	1.77	*	41

8.63	(4.32)	136	1.36		1.57		1.36		1.57		0.12		85
9.02	9.47	70	1.36		1.56		1.36		1.56		(0.00	)†	77
8.24	4.46	7,615	1.36		1.56		1.36		1.56		3.81		85
7.97	(21.52)	63	1.35		1.56		1.35		1.55		0.68		92
10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41

8.59	(4.56)	3	1.51		1.72		1.51		1.72		0.13		85
9.00	9.36	3	1.51		1.71		1.51		1.71		(0.20)		77
8.23	4.36	42	1.51		1.71		1.51		1.71		1.32		85
7.96	(21.72)	34	1.50		1.72		1.50		1.72		0.74		92
10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41

Please see footnotes on page 28.

ANNUAL REPORT	JUNE 30, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO EqS® Emerging Markets Fund (Cont.)
Class D
06/30/2015	$8.95	$0.00	$(0.41)	$(0.41)	$0.00	$0.00	$0.00	$0.00
06/30/2014	8.20	0.03	0.72	0.75	0.00	0.00	0.00	0.00
06/30/2013	7.93	0.09	0.26	0.35	(0.08)	0.00	0.00	(0.08)
06/30/2012	10.18	0.00 ^	(2.22)	(2.22)	(0.02)	(0.01)	0.00	(0.03)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00	0.00
Class A
06/30/2015	8.96	0.01	(0.43)	(0.42)	0.00	0.00	0.00	0.00
06/30/2014	8.20	0.05	0.71	0.76	0.00	0.00	0.00	0.00
06/30/2013	7.94	0.13	0.21	0.34	(0.08)	0.00	0.00	(0.08)
06/30/2012	10.18	0.08	(2.31)	(2.23)	(0.00)^	(0.01)	0.00	(0.01)
03/22/2011 - 06/30/2011	10.00	0.05	0.13	0.18	0.00	0.00	0.00	0.00
Class C
06/30/2015	8.79	(0.06)	(0.41)	(0.47)	0.00	0.00	0.00	0.00
06/30/2014	8.11	(0.01)	0.69	0.68	0.00	0.00	0.00	0.00
06/30/2013	7.88	0.07	0.21	0.28	(0.05)	0.00	0.00	(0.05)
06/30/2012	10.17	0.01	(2.29)	(2.28)	(0.00)^	(0.01)	0.00	(0.01)
03/22/2011 - 06/30/2011	10.00	0.03	0.14	0.17	0.00	0.00	0.00	0.00
Class R
06/30/2015	8.92	(0.03)	(0.40)	(0.43)	0.00	0.00	0.00	0.00
06/30/2014	8.19	(0.02)	0.75	0.73	0.00	0.00	0.00	0.00
06/30/2013	7.93	0.08	0.24	0.32	(0.06)	0.00	0.00	(0.06)
06/30/2012	10.18	0.01	(2.25)	(2.24)	(0.00)^	(0.01)	0.00	(0.01)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00	0.00

PIMCO EqS® Long/Short Fund
Institutional Class
06/30/2015	$11.92	$0.02	$0.18	$0.20	$0.00	$(0.05)	$0.00	$(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00	0.00
Class P
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	0.00	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00	0.00
Class D
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00	0.00
Class A
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.00)^	1.38	1.38	(0.03)	0.00	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00	0.00
Class C
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00	0.00

Please see footnotes on page 28.

24	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$8.54	(4.58)%	$640	1.61%		1.82%		1.61%		1.82%		0.02%	85%
8.95	9.15	827	1.61		1.81		1.61		1.81		0.32	77
8.20	4.31	1,097	1.61		1.81		1.61		1.81		0.99	85
7.93	(21.83)	989	1.60		1.82		1.60		1.81		(0.02)	92
10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98 *	41

8.54	(4.69)	2,247	1.61		1.82		1.61		1.82		0.13	85
8.96	9.27	6,393	1.61		1.81		1.61		1.81		0.61	77
8.20	4.23	4,324	1.61		1.81		1.61		1.81		1.51	85
7.94	(21.89)	2,469	1.60		1.81		1.60		1.80		0.90	92
10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89 *	41

8.32	(5.35)	1,204	2.36		2.57		2.36		2.57		(0.73)	85
8.79	8.38	2,028	2.36		2.56		2.36		2.56		(0.12)	77
8.11	3.54	1,371	2.36		2.56		2.36		2.56		0.83	85
7.88	(22.43)	675	2.35		2.57		2.35		2.56		0.12	92
10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98 *	41

8.49	(4.82)	9	1.86		2.07		1.86		2.07		(0.29)	85
8.92	8.91	10	1.86		2.06		1.86		2.06		(0.20)	77
8.19	4.04	25	1.86		2.06		1.86		2.06		0.92	85
7.93	(22.01)	24	1.85		2.07		1.85		2.06		0.06	92
10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97 *	41

$12.07	1.74%	$299,808	1.91%		1.92%		1.49%		1.50%		0.20%	763%
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45	528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30)*	113

12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	763
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)	528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34)*	113

11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)	763
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)	522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)	528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72)*	113

11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	763
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)	528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70)*	113

11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)	763
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)	522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13	528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46)*	113

Please see footnotes on page 28.

ANNUAL REPORT	JUNE 30, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Global Dividend Fund
Institutional Class
06/30/2015	$12.81	$0.30	$(0.48)	$(0.18)	$(0.26)	$(5.03)	$(5.29)
06/30/2014	11.87	0.39	1.65	2.04	(0.48)	(0.62)	(1.10)
06/30/2013	10.47	0.43	1.37	1.80	(0.37)	(0.03)	(0.40)
12/14/2011 - 06/30/2012	10.00	0.28	0.42	0.70	(0.23)	0.00	(0.23)
Class P
06/30/2015	12.82	0.26	(0.45)	(0.19)	(0.25)	(5.03)	(5.28)
06/30/2014	11.88	0.42	1.61	2.03	(0.47)	(0.62)	(1.09)
06/30/2013	10.48	0.47	1.32	1.79	(0.36)	(0.03)	(0.39)
12/14/2011 - 06/30/2012	10.00	0.29	0.41	0.70	(0.22)	0.00	(0.22)
Class D
06/30/2015	12.81	0.25	(0.46)	(0.21)	(0.22)	(5.03)	(5.25)
06/30/2014	11.87	0.39	1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.40	1.36	1.76	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.30	0.39	0.69	(0.21)	0.00	(0.21)
Class A
06/30/2015	12.82	0.25	(0.47)	(0.22)	(0.22)	(5.03)	(5.25)
06/30/2014	11.88	0.39	1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.42	1.35	1.77	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.27	0.42	0.69	(0.21)	0.00	(0.21)
Class C
06/30/2015	12.77	0.18	(0.46)	(0.28)	(0.15)	(5.03)	(5.18)
06/30/2014	11.84	0.30	1.60	1.90	(0.35)	(0.62)	(0.97)
06/30/2013	10.45	0.36	1.32	1.68	(0.26)	(0.03)	(0.29)
12/14/2011 - 06/30/2012	10.00	0.23	0.39	0.62	(0.17)	0.00	(0.17)
Class R
06/30/2015	12.81	0.21	(0.45)	(0.24)	(0.20)	(5.03)	(5.23)
06/30/2014	11.87	0.38	1.59	1.97	(0.41)	(0.62)	(1.03)
06/30/2013	10.47	0.36	1.38	1.74	(0.31)	(0.03)	(0.34)
12/14/2011 - 06/30/2012	10.00	0.18	0.48	0.66	(0.19)	0.00	(0.19)

PIMCO International Dividend Fund
Institutional Class
12/15/2014 - 06/30/2015	$10.00	$0.19	$0.46	$0.65	$(0.16)	$0.00	$(0.16)
Class P
12/15/2014 - 06/30/2015	10.00	0.30	0.35	0.65	(0.16)	0.00	(0.16)
Class D
12/15/2014 - 06/30/2015	10.00	0.24	0.39	0.63	(0.14)	0.00	(0.14)
Class A
12/15/2014 - 06/30/2015	10.00	0.26	0.38	0.64	(0.14)	0.00	(0.14)
Class C
12/15/2014 - 06/30/2015	10.00	0.21	0.38	0.59	(0.10)	0.00	(0.10)

PIMCO U.S. Dividend Fund
Institutional Class
12/15/2014 - 06/30/2015	$10.00	$0.16	$0.09	$0.25	$(0.15)	$0.00	$(0.15)
Class P
12/15/2014 - 06/30/2015	10.00	0.15	0.08	0.23	(0.14)	0.00	(0.14)
Class D
12/15/2014 - 06/30/2015	10.00	0.09	0.13	0.22	(0.13)	0.00	(0.13)
Class A
12/15/2014 - 06/30/2015	10.00	0.15	0.09	0.24	(0.13)	0.00	(0.13)
Class C
12/15/2014 - 06/30/2015	10.00	0.11	0.08	0.19	(0.09)	0.00	(0.09)

Please see footnotes on page 28.

26	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.34	(0.43)%	$58,212	0.84%		1.01%		0.84%		1.01%		2.99%		81%
12.81	17.91	302,088	0.84		1.00		0.84		1.00		3.20		95
11.87	17.32	579,198	0.83		1.00		0.83		1.00		3.74		108
10.47	6.95	315,513	0.83	*	1.20	*	0.83	*	1.20	*	4.98	*	21

7.35	(0.48)	2,604	0.94		1.11		0.94		1.11		2.76		81
12.82	17.84	3,652	0.94		1.10		0.94		1.10		3.38		95
11.88	17.21	1,435	0.93		1.10		0.93		1.10		3.98		108
10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

7.35	(0.66)	2,299	1.19		1.36		1.19		1.36		2.42		81
12.81	17.57	7,709	1.19		1.35		1.19		1.35		3.17		95
11.87	16.85	7,801	1.18		1.35		1.18		1.35		3.41		108
10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

7.35	(0.74)	37,645	1.19		1.36		1.19		1.36		2.68		81
12.82	17.56	59,540	1.19		1.35		1.19		1.35		3.14		95
11.88	16.95	27,729	1.18		1.35		1.18		1.35		3.63		108
10.48	6.86	2,529	1.18	*	1.51	*	1.18		1.51	*	4.74	*	21

7.31	(1.44)	27,097	1.94		2.11		1.94		2.11		1.94		81
12.77	16.69	39,359	1.94		2.10		1.94		2.10		2.45		95
11.84	16.14	14,150	1.93		2.10		1.93		2.10		3.05		108
10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

7.34	(1.00)	57	1.44		1.61		1.44		1.61		2.09		81
12.81	17.29	192	1.44		1.60		1.44		1.60		3.08		95
11.87	16.71	100	1.43		1.60		1.43		1.60		3.05		108
10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$10.49	6.53%	$4,634	0.84	%*	2.64	%*	0.84	%*	2.64	%*	3.28	%*	69%

10.49	6.48	1,727	0.94	*	2.74	*	0.94	*	2.74	*	5.12	*	69

10.49	6.33	239	1.19	*	2.99	*	1.19	*	2.99	*	4.03	*	69

10.50	6.44	1,000	1.19	*	2.99	*	1.19	*	2.99	*	4.49	*	69

10.49	5.91	594	1.94	*	3.74	*	1.94	*	3.74	*	3.56	*	69

$10.10	2.44%	$4,191	0.75	%*	2.68	%*	0.75	%*	2.68	%*	2.89	%*	41%

10.09	2.28	10	0.85	*	2.78	*	0.85	*	2.78	*	2.68	*	41

10.09	2.14	19	1.10	*	3.03	*	1.10	*	3.03	*	1.54	*	41

10.11	2.34	750	1.10	*	3.03	*	1.10	*	3.03	*	2.55	*	41

10.10	1.83	606	1.85	*	3.78	*	1.85	*	3.78	*	1.96	*	41

Please see footnotes on page 28.

ANNUAL REPORT	JUNE 30, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS Pathfinder Fund® (Consolidated)
Institutional Class
06/30/2015	$13.03	$0.18	$(0.65)	$(0.47)	$(0.23)	$(2.60)	$(2.83)
06/30/2014	10.82	0.23	2.39	2.62	(0.18)	(0.23)	(0.41)
06/30/2013	10.11	0.25	0.77	1.02	(0.31)	0.00	(0.31)
06/30/2012	10.65	0.18	(0.62)	(0.44)	(0.07)	(0.03)	(0.10)
06/30/2011	9.23	0.19	1.34	1.53	(0.09)	(0.02)	(0.11)
Class P
06/30/2015	12.99	0.16	(0.63)	(0.47)	(0.23)	(2.60)	(2.83)
06/30/2014	10.80	0.21	2.38	2.59	(0.17)	(0.23)	(0.40)
06/30/2013	10.09	0.25	0.76	1.01	(0.30)	0.00	(0.30)
06/30/2012	10.64	0.17	(0.63)	(0.46)	(0.06)	(0.03)	(0.09)
06/30/2011	9.23	0.18	1.34	1.52	(0.09)	(0.02)	(0.11)
Class D
06/30/2015	12.91	0.13	(0.64)	(0.51)	(0.21)	(2.60)	(2.81)
06/30/2014	10.74	0.20	2.35	2.55	(0.15)	(0.23)	(0.38)
06/30/2013	10.05	0.21	0.77	0.98	(0.29)	0.00	(0.29)
06/30/2012	10.61	0.13	(0.61)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.21	0.16	1.34	1.50	(0.08)	(0.02)	(0.10)
Class A
06/30/2015	12.95	0.13	(0.64)	(0.51)	(0.21)	(2.60)	(2.81)
06/30/2014	10.78	0.21	2.35	2.56	(0.16)	(0.23)	(0.39)
06/30/2013	10.08	0.22	0.76	0.98	(0.28)	0.00	(0.28)
06/30/2012	10.64	0.14	(0.62)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.22	0.17	1.33	1.50	(0.06)	(0.02)	(0.08)
Class C
06/30/2015	12.68	0.05	(0.63)	(0.58)	(0.18)	(2.60)	(2.78)
06/30/2014	10.60	0.13	2.30	2.43	(0.12)	(0.23)	(0.35)
06/30/2013	9.96	0.13	0.75	0.88	(0.24)	0.00	(0.24)
06/30/2012	10.55	0.06	(0.61)	(0.55)	(0.01)	(0.03)	(0.04)
06/30/2011	9.21	0.11	1.31	1.42	(0.06)	(0.02)	(0.08)
Class R
06/30/2015	12.79	0.11	(0.64)	(0.53)	(0.21)	(2.60)	(2.81)
06/30/2014	10.66	0.24	2.26	2.50	(0.14)	(0.23)	(0.37)
06/30/2013	10.00	0.20	0.74	0.94	(0.28)	0.00	(0.28)
06/30/2012	10.59	0.07	(0.59)	(0.52)	(0.04)	(0.03)	(0.07)
06/30/2011	9.21	0.12	1.35	1.47	(0.07)	(0.02)	(0.09)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount rounding to less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$9.73	(2.36)%	$24,301	0.91%	1.08%	0.89%	1.06%	1.64%	43%
13.03	24.62	1,255,320	0.89	1.06	0.89	1.06	1.96	61
10.82	10.19	1,691,850	0.90	1.10	0.89	1.09	2.38	29
10.11	(4.09)	1,930,637	0.92	1.09	0.90	1.07	1.80	32
10.65	16.68	1,338,509	0.92	1.10	0.89	1.07	1.87	35

9.69	(2.36)	9,648	1.01	1.18	0.99	1.16	1.50	43
12.99	24.40	31,119	0.99	1.16	0.99	1.16	1.76	61
10.80	10.12	62,479	1.00	1.20	0.99	1.19	2.34	29
10.09	(4.23)	67,977	1.02	1.19	1.00	1.17	1.70	32
10.64	16.55	45,785	1.02	1.20	0.99	1.17	1.72	35

9.59	(2.71)	5,207	1.26	1.43	1.24	1.41	1.18	43
12.91	24.20	14,013	1.24	1.41	1.24	1.41	1.67	61
10.74	9.89	17,730	1.25	1.45	1.24	1.44	2.01	29
10.05	(4.52)	18,469	1.27	1.45	1.26	1.42	1.33	32
10.61	16.39	24,352	1.27	1.45	1.24	1.42	1.55	35

9.63	(2.68)	29,153	1.26	1.43	1.24	1.41	1.24	43
12.95	24.12	82,689	1.24	1.41	1.24	1.41	1.80	61
10.78	9.88	59,746	1.25	1.45	1.24	1.44	2.04	29
10.08	(4.50)	69,910	1.27	1.43	1.26	1.42	1.37	32
10.64	16.30	89,571	1.27	1.45	1.24	1.42	1.64	35

9.32	(3.45)	25,211	2.02	2.19	1.99	2.16	0.47	43
12.68	23.33	60,184	1.99	2.16	1.99	2.16	1.10	61
10.60	8.95	35,754	2.00	2.20	1.99	2.19	1.24	29
9.96	(5.15)	47,006	2.02	2.21	2.00	2.17	0.65	32
10.55	15.50	50,672	2.02	2.20	1.99	2.17	1.04	35

9.45	(2.94)	35	1.51	1.68	1.49	1.66	1.06	43
12.79	23.91	65	1.49	1.66	1.49	1.66	1.98	61
10.66	9.48	15	1.50	1.70	1.49	1.69	1.92	29
10.00	(4.86)	11	1.52	1.67	1.51	1.66	0.71	32
10.59	16.02	102	1.52	1.70	1.49	1.67	1.21	35

ANNUAL REPORT	JUNE 30, 2015	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Assets:
Investments, at value
Investments in securities*	$14,231	$917,839	$2,200	$1,327	$690,997	$122,913	$7,935	$5,440
Investments in Affiliates	1,974	32,430	5,619	3,523	122,481	3,024	110	10
Financial Derivative Instruments
Exchange-traded or centrally cleared	7	33	0	0	149	0	0	0
Over the counter	39	747	80	0	0	127	1	0
Cash	91	0	76	1	1	0	102	140
Deposits with counterparty	135	277	0	0	169,238	0	0	0
Foreign currency, at value	39	1,821	6	0	75	359	26	3
Receivable for investments sold	5	321	0	0	282,695	0	0	0
Receivable for Fund shares sold	65	4,684	0	0	2,005	1,337	61	3
Interest and dividends receivable	71	4,854	0	21	745	1,299	33	14
Dividends receivable from Affiliates	1	12	23	2	72	1	0	0
Reimbursement receivable from PIMCO	0	77	11	81	105	87	0	0
Total Assets	16,658	963,095	8,015	4,955	1,268,563	129,147	8,268	5,610

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$0	$0	$0	$187,302	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	2	0	0	372	0	0	0
Over the counter	148	2,175	74	0	89	411	1	0
Payable for investments purchased	281	6,205	0	0	209,812	348	45	28
Payable for investments in Affiliates purchased	1	12	23	2	72	1	0	0
Deposits from counterparty	0	750	0	0	0	90	0	0
Payable for Fund shares redeemed	32	16,119	42	128	4,253	135	19	1
Dividends payable	0	2,005	0	0	0	1	0	0
Overdraft due to custodian	0	263	0	0	0	0	0	0
Accrued investment advisory fees	6	413	0	4	756	57	4	2
Accrued supervisory and administrative fees	5	306	4	2	374	39	3	2
Accrued distribution fees	2	230	1	1	97	18	0	0
Accrued servicing fees	2	135	1	1	65	14	0	0
Other liabilities	2	218	12	86	263	119	2	1
Total Liabilities	479	28,833	157	224	403,455	1,233	74	34

Net Assets	$16,179	$934,262	$7,858	$4,731	$865,108	$127,914	$8,194	$5,576

Net Assets Consist of:
Paid in capital	$16,341	$905,787	$15,572	$43,238	$821,778	$113,243	$8,325	$5,603
Undistributed (overdistributed) net investment income	74	(162)	(12)	(1,175)	89	137	16	0
Accumulated undistributed net realized gain (loss)	175	46,272	(6,553)	(37,331)	(6,664)	11,977	(90)	90
Net unrealized appreciation (depreciation)	(411)	(17,635)	(1,149)	(1)	49,905	2,557	(57)	(117)
	$16,179	$934,262	$7,858	$4,731	$865,108	$127,914	$8,194	$5,576

Cost of Investments in securities	$14,654	$933,922	$2,200	$1,327	$642,548	$120,032	$7,992	$5,557
Cost of Investments in Affiliates	$1,974	$32,430	$6,774	$3,523	$122,492	$3,024	$110	$10
Cost of Foreign Currency Held	$38	$1,822	$6	$0	$75	$359	$26	$3
Proceeds Received on Short Sales	$0	$0	$0	$0	$190,940	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$(126)	$(1)	$0	$0	$2,495	$0	$0	$0

* Includes repurchase agreements of:	$0	$1,610	$0	$1,327	$212	$540	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Net Assets:
Institutional Class	$7,473	$68,607	$3,258	$492	$299,808	$58,212	$4,634	$4,191
Class P	141	169,790	345	136	207,511	2,604	1,727	10
Administrative Class	NA	NA	12	3	NA	NA	NA	NA
Class D	397	41,094	540	640	44,227	2,299	239	19
Class A	4,380	296,317	2,269	2,247	172,843	37,645	1,000	750
Class C	3,788	358,171	1,425	1,204	140,719	27,097	594	606
Class R	NA	283	9	9	NA	57	NA	NA

Shares Issued and Outstanding:
Institutional Class	743	5,582	395	57	24,841	7,926	442	415
Class P	14	13,806	42	16	17,261	355	165	1
Administrative Class	NA	NA	1	0	NA	NA	NA	NA
Class D	40	3,344	66	75	3,702	313	23	2
Class A	436	24,111	278	263	14,480	5,123	95	74
Class C	377	29,196	178	145	12,036	3,709	57	60
Class R	NA	23	1	1	NA	8	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.05	$12.29	$8.24	$8.64	$12.07	$7.34	$10.49	$10.10
Class P	10.05	12.30	8.22	8.63	12.02	7.35	10.49	10.09
Administrative Class	NA	NA	8.17	8.59	NA	NA	NA	NA
Class D	10.05	12.29	8.20	8.54	11.95	7.35	10.49	10.09
Class A	10.05	12.29	8.17	8.54	11.94	7.35	10.50	10.11
Class C	10.05	12.27	8.02	8.32	11.69	7.31	10.49	10.10
Class R	NA	12.29	8.10	8.49	NA	7.34	NA	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	JUNE 30, 2015	31

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO EqS Pathfinder Fund®

Assets:
Investments, at value
Investments in securities*	$6,264
Investments in Affiliates	85,941
Financial Derivative Instruments
Exchange-traded or centrally cleared	130
Cash	1
Deposits with counterparty	3,073
Foreign currency, at value	103
Interest and dividends receivable	1,322
Dividends receivable from Affiliates	31
Reimbursement receivable from PIMCO	313
Total Assets	97,178

Liabilities:
Payable for investments in Affiliates purchased	$31
Deposits from counterparty	1,110
Payable for Fund shares redeemed	1,990
Accrued investment advisory fees	55
Accrued supervisory and administrative fees	35
Accrued distribution fees	22
Accrued servicing fees	14
Other liabilities	366
Total Liabilities	3,623

Net Assets	$93,555

Net Assets Consist of:
Paid in capital	$68,377
Undistributed net investment income	14,976
Accumulated undistributed net realized gain	11,103
Net unrealized (depreciation)	(901)
$93,555

Cost of Investments in securities	$6,264
Cost of Investments in Affiliates	$85,950
Cost of Foreign Currency Held	$101

* Includes repurchase agreements of:	$2,317

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

PIMCO EqS Pathfinder Fund®

Net Assets:
Institutional Class	$24,301
Class P	9,648
Class D	5,207
Class A	29,153
Class C	25,211
Class R	35

Shares Issued and Outstanding:
Institutional Class	2,498
Class P	996
Class D	543
Class A	3,026
Class C	2,704
Class R	4

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.73
Class P	9.69
Class D	9.59
Class A	9.63
Class C	9.32
Class R	9.45

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	JUNE 30, 2015	33

Statements of Operations

Year or Period Ended June 30, 2015
(Amounts in thousands†)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund	PIMCO Global Dividend Fund	PIMCO International Dividend Fund (1)	PIMCO U.S. Dividend Fund (1)

Investment Income:
Interest	$144	$4,019	$1	$1	$58	$0	$0	$0
Dividends, net of foreign taxes*	250	36,916	0	1,544	20,812	6,578	124	92
Dividends from Investments in Affiliates	14	104	583	93	2,756	9	1	1
Total Income	408	41,039	584	1,638	23,626	6,587	125	93

Expenses:
Investment advisory fees	65	6,167	223	902	11,646	1,189	19	15
Supervisory and administrative fees	37	3,504	122	414	5,751	604	9	8
Distribution and/or servicing fees - Class D	1	76	3	2	142	11	0	0
Distribution fees - Class C	15	2,552	21	14	1,272	241	1	1
Distribution fees - Class R	0	1	0	0	0	0	0	0
Servicing fees - Class A	4	723	13	13	547	115	0	1
Servicing fees - Class C	5	850	7	4	424	80	0	1
Servicing fees - Class R	0	1	0	0	0	0	0	0
Dividends on short sales	0	0	0	0	2,526	0	0	0
Trustee fees	1	53	2	6	66	9	0	0
Interest expense	0	6	0	4	2,110	2	0	0
Organizational expense	0	0	0	0	0	0	86	84
Miscellaneous expense	1	44	1	4	55	9	0	0
Total Expenses	129	13,977	392	1,363	24,539	2,260	115	110
Waiver and/or Reimbursement by PIMCO	(17)	(1,483)	(264)	(187)	(66)	(284)	(90)	(88)
Net Expenses	112	12,494	128	1,176	24,473	1,976	25	22

Net Investment Income (Loss)	296	28,545	456	462	(847)	4,611	100	71

Net Realized Gain (Loss):
Investments in securities	100	45,391	14	(1,506)	37,641	35,619	(94)	82
Investments in Affiliates	(10)	(35)	(2,597)	(60)	(1,980)	(2)	(1)	(1)
Net capital gain distributions received from Affiliate investments	0	0	24	0	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	18	1,747	(64)	(679)	(7,246)	0	0	0
Over the counter financial derivative instruments	159	8,915	226	1,382	(999)	2,557	7	1
Short sales	0	0	0	0	2,840	0	0	0
Foreign currency	2	(746)	(7)	(335)	(404)	(204)	4	(2)

Net Realized Gain (Loss)	269	55,272	(2,404)	(1,198)	29,852	37,970	(84)	80

Net Change in Unrealized (Depreciation):
Investments in securities	(514)	(96,264)	0	180	(41,885)	(47,361)	(57)	(117)
Investments in Affiliates	0	(1)	(208)	0	(48)	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	(3)	71	13	0	42	0	0	0
Over the counter financial derivative instruments	21	(1,466)	(34)	(1,973)	3,899	(318)	0	0
Short sales	0	0	0	0	4,582	0	0	0
Foreign currency assets and liabilities	(1)	(21)	0	0	12	(80)	0	0

Net Change in Unrealized (Depreciation)	(497)	(97,681)	(229)	(1,793)	(33,398)	(47,759)	(57)	(117)

Net Increase (Decrease) in Net Assets Resulting from Operations	$68	$(13,864)	$(2,177)	$(2,529)	$(4,393)	$(5,178)	$(41)	$34

* Foreign tax withholdings - Dividends	$12	$1,961	$0	$152	$103	$322	$10	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from December 15, 2014 to June 30, 2015.

34	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statement of Operations

Year Ended June 30, 2015
(Amounts in thousands†)	PIMCO EqS Pathfinder Fund®

Investment Income:
Interest	$4
Dividends, net of foreign taxes*	26,082
Dividends from Investments in Affiliates	1,216
Total Income	27,302

Expenses:
Investment advisory fees	8,050
Supervisory and administrative fees	3,372
Distribution and/or servicing fees - Class D	26
Distribution fees - Class C	382
Servicing fees - Class A	165
Servicing fees - Class C	127
Dividends on short sales	260
Trustee fees	68
Interest expense	37
Miscellaneous expense	53
Total Expenses	12,540
Waiver and/or Reimbursement by PIMCO	(1,785)
Net Expenses	10,755

Net Investment Income	16,547

Net Realized Gain:
Investments in securities	138,538
Investments in Affiliates	(1,066)
Exchange-traded or centrally cleared financial derivative instruments	503
Over the counter financial derivative instruments	30,507
Short sales	1,216
Foreign currency	(3,410)

Net Realized Gain	166,288

Net Change in Unrealized (Depreciation):
Investments in securities	(208,138)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(843)
Over the counter financial derivative instruments	(4,938)
Short sales	1,307
Foreign currency assets and liabilities	(147)

Net Change in Unrealized (Depreciation)	(212,770)

Net (Decrease) in Net Assets Resulting from Operations	$(29,935)

* Foreign tax withholdings - Dividends	$938

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2015	35

Statements of Changes in Net Assets

	PIMCO Balanced Income Fund		PIMCO Dividend and Income Builder Fund		PIMCO Emerging Multi-Asset Fund

(Amounts in thousands†)	Year Ended June 30, 2015	Period from March 31, 2014 to June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$296	$33	$28,545	$23,574	$456	$953
Net realized gain (loss)	269	0	55,272	14,901	(2,404)	(2,408)
Net change in unrealized appreciation (depreciation)	(497)	86	(97,681)	72,966	(229)	4,212

Net Increase (Decrease) in Net Assets Resulting from Operations	68	119	(13,864)	111,441	(2,177)	2,757

Distributions to Shareholders:
From net investment income
Institutional Class	(210)	(27)	(2,553)	(3,023)	(688)	(469)
Class P	(3)	(0)	(5,752)	(4,522)	(47)	(33)
Administrative Class	0	0	0	0	(0)	(31)
Class D	(6)	(0)	(1,023)	(1,018)	(28)	(89)
Class A	(48)	(1)	(9,496)	(8,804)	(166)	(175)
Class C	(43)	(1)	(8,670)	(7,339)	(79)	(53)
Class R	0	0	(11)	(12)	(0)	(0)
From net realized capital gains
Institutional Class	(6)	0	(1,739)	0	0	0
Class P	(0)	0	(4,480)	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	(0)	0	(690)	0	0	0
Class A	(1)	0	(7,435)	0	0	0
Class C	(2)	0	(8,792)	0	0	0
Class R	0	0	(11)	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	(137)	0
Class P	0	0	0	0	(14)	0
Administrative Class	0	0	0	0	(0)	0
Class D	0	0	0	0	(12)	0
Class A	0	0	0	0	(51)	0
Class C	0	0	0	0	(27)	0
Class R	0	0	0	0	(0)	0

Total Distributions	(319)	(29)	(50,652)	(24,718)	(1,249)	(850)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	9,310	7,030	43,260	485,989	(25,394)	(28,462)

Total Increase (Decrease) in Net Assets	9,059	7,120	(21,256)	572,712	(28,820)	(26,555)

Net Assets:
Beginning of year or period	7,120	0	955,518	382,806	36,678	63,233
End of year or period*	$16,179	$7,120	$934,262	$955,518	$7,858	$36,678

* Including undistributed (overdistributed) net investment income of:	$74	$4	$(162)	$312	$(12)	$576

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

36	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO EqS® Emerging Markets Fund		PIMCO EqS® Long/Short Fund		PIMCO Global Dividend Fund		PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Period from December 15, 2014 to June 30, 2015	Period from December 15, 2014 to June 30, 2015

$462	$1,924	$(847)	$(9,695)	$4,611	$18,008	$100	$71
(1,198)	(5,047)	29,852	11,045	37,970	56,150	(84)	80
(1,793)	30,313	(33,398)	59,280	(47,759)	17,857	(57)	(117)

(2,529)	27,190	(4,393)	60,630	(5,178)	92,015	(41)	34

0	0	0	(2,688)	(2,250)	(18,034)	(65)	(56)
0	0	0	(663)	(100)	(152)	(15)	0
0	0	0	0	0	0	0	0
0	0	0	(316)	(113)	(362)	(2)	0
0	0	0	(1,080)	(1,034)	(1,892)	(5)	(4)
0	0	0	(464)	(469)	(1,007)	(3)	(3)
0	0	0	0	(3)	(4)	0	0

0	0	(1,891)	(23,512)	(24,159)	(25,541)	0	0
0	0	(1,253)	(4,678)	(1,929)	(199)	0	0
0	0	0	0	0	0	0	0
0	0	(248)	(2,765)	(1,958)	(465)	0	0
0	0	(961)	(8,208)	(18,177)	(2,702)	0	0
0	0	(787)	(4,823)	(13,153)	(1,844)	0	0
0	0	0	0	(56)	(5)	0	0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

0	0	(5,140)	(49,197)	(63,401)	(52,207)	(90)	(63)

(110,089)	(420,487)	(622,945)	1,094,169	(216,047)	(257,681)	8,325	5,605

(112,618)	(393,297)	(632,478)	1,105,602	(284,626)	(217,873)	8,194	5,576

117,349	510,646	1,497,586	391,984	412,540	630,413	0	0
$4,731	$117,349	$865,108	$1,497,586	$127,914	$412,540	$8,194	$5,576

$(1,175)	$(3,484)	$89	$(5,712)	$137	$(26)	$16	$0

ANNUAL REPORT	JUNE 30, 2015	37

Consolidated Statements of Changes in Net Assets

	PIMCO EqS Pathfinder Fund®

(Amounts in thousands†)	Year Ended June 30, 2015	Year Ended June 30, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$16,547	$42,503
Net realized gain	166,288	354,529
Net change in unrealized appreciation (depreciation)	(212,770)	38,534

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,935)	435,566

Distributions to Shareholders:
From net investment income
Institutional Class	(21,280)	(38,137)
Class P	(578)	(1,112)
Administrative Class	0	0
Class D	(231)	(237)
Class A	(1,453)	(976)
Class C	(960)	(539)
Class R	(2)	(0)
From net realized capital gains
Institutional Class	(220,923)	(49,062)
Class P	(5,546)	(1,472)
Administrative Class	0	0
Class D	(2,677)	(351)
Class A	(14,767)	(1,402)
Class C	(11,693)	(968)
Class R	(16)	(0)

Total Distributions	(280,126)	(94,256)

Portfolio Share Transactions:
Net (decrease) resulting from Fund share transactions**	(1,039,774)	(765,494)

Total (Decrease) in Net Assets	(1,349,835)	(424,184)

Net Assets:
Beginning of year	1,443,390	1,867,574
End of year*	$93,555	$1,443,390

* Including undistributed (overdistributed) net investment income of:	$14,976	$(5,845)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Statement of Cash Flows

Year Ended June 30, 2015
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(4,393)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(3,881,127)
Proceeds from sales of long-term securities	4,167,714
Proceeds from sales of short-term portfolio investments, net	457,331
(Increase) in deposits with counterparty	(132,866)
(Increase) in receivable for investments sold	(241,956)
(Increase) in interest and dividends receivable	(75)
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(9,331)
(Increase) in over the counter financial derivative instruments	(999)
Increase in payable for investments purchased	145,858
(Decrease) in accrued investment advisory fees	(489)
(Decrease) in accrued supervisory and administrative fees	(241)
(Decrease) in accrued distribution fees	(46)
(Decrease) in accrued servicing fees	(55)
(Decrease) in reimbursement receivable from PIMCO	(96)
Proceeds from short sales transactions, net	123,269
Payments on currency transactions	(392)
Increase in other liabilities	174
Net Realized (Gain) Loss
Investments in securities	(37,641)
Investments in Affiliates	1,980
Exchange-traded or centrally cleared financial derivative instruments	7,246
Short sales	(2,840)
Over the counter financial derivative instruments	999
Foreign currency	404
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	41,885
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	(42)
Over the counter financial derivative instruments	(3,899)
Short sales	(4,582)
Foreign currency assets and liabilities	(12)
Net amortization (accretion) on investments	(27)

Net Cash Provided by Operating Activities	625,799

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	387,566
Payments on shares redeemed	(1,014,467)
Cash dividend paid*	(17)
Proceeds from deposits from counterparty	12,620
Payments on deposits from counterparty	(12,620)

Net Cash (Used for) Financing Activities	(626,918)

Net (Decrease) in Cash and Foreign Currency	(1,119)

Cash and Foreign Currency:
Beginning of year	1,195
End of year	$76

* Reinvestment of distributions	$5,123

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,019

ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments PIMCO Balanced Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

ASSET-BACKED SECURITIES 10.5%

UNITED STATES 10.5%
ACE Securities Corp Home Equity Loan Trust
0.342% due 08/25/2036	$53	$45
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.865% due 09/25/2033	40	38
1.987% due 02/25/2034	244	230
3.382% due 06/25/2033	63	54
Asset-Backed Securities Corp. Home Equity Loan Trust
0.726% due 11/15/2031	12	11
0.937% due 03/25/2035	37	36
Centex Home Equity Loan Trust
1.237% due 01/25/2034	200	186
College & University Facility Loan Trust
4.000% due 06/01/2018	16	16
Countrywide Asset-Backed Certificates
0.687% due 08/26/2033	39	34
1.162% due 02/25/2034	33	32
Credit-Based Asset Servicing and Securitization LLC
0.445% due 08/25/2035	2	3
Fremont Home Loan Trust
0.247% due 01/25/2037	148	76
0.367% due 04/25/2036	246	221
JPMorgan Mortgage Acquisition Corp.
0.627% due 09/25/2035	200	185
Lehman ABS Mortgage Loan Trust
0.387% due 06/25/2037	80	53
Merrill Lynch Mortgage Investors Trust
0.377% due 04/25/2047	88	52
0.465% due 01/25/2047	83	79
Residential Asset Mortgage Products Trust
0.745% due 06/25/2032	75	71
0.827% due 08/25/2032	74	69
Structured Asset Investment Loan Trust
0.337% due 06/25/2036	247	212

Total Asset-Backed Securities (Cost $1,674)		1,703

BANK LOAN OBLIGATIONS 1.7%

UNITED STATES 1.7%
Albertson’s Holdings LLC
5.000% due 08/25/2019	3	3
Clear Channel Communications, Inc.
6.937% due 01/30/2019	30	28
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	30	30
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	70	70
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	41	41
MGM Resorts International
3.500% due 12/20/2019	30	30
Seadrill Partners Finco LLC
4.000% due 02/21/2021	29	22
Sequa Corp.
5.250% due 06/19/2017	20	17
Univision Communications, Inc.
4.000% due 03/01/2020	38	37

Total Bank Loan Obligations (Cost $288)		278

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 56.2%

AUSTRALIA 3.3%

CONSUMER DISCRETIONARY 1.2%
G8 Education Ltd.	79,728	$201

HEALTH CARE 0.9%
Sonic Healthcare Ltd.	8,994	148

INDUSTRIALS 1.2%
Spotless Group Holdings Ltd.	119,380	192

Total Australia		541

BERMUDA 1.5%

INDUSTRIALS 1.5%
Golar LNG Partners LP	9,834	243

Total Bermuda		243

BRAZIL 0.8%

INDUSTRIALS 0.5%
Arteris S.A.	28,500	86

UTILITIES 0.3%
Light S.A.	7,500	41

Total Brazil		127

CANADA 1.2%

UTILITIES 1.2%
Capital Power Corp.	11,325	195

Total Canada		195

CHINA 0.6%

CONSUMER STAPLES 0.6%
Want Want China Holdings Ltd.	85,000	90

Total China		90

CYPRUS 0.3%

ENERGY 0.3%
ProSafe SE	13,023	45

Total Cyprus		45

FRANCE 2.0%

UTILITIES 2.0%
Electricite de France S.A.	8,343	186
Suez Environnement Co.	7,431	139

		325

Total France		325

GERMANY 1.2%

UTILITIES 1.2%
E.ON SE	13,990	187

Total Germany		187

	SHARES	MARKET VALUE (000S)
GREECE 0.6%

CONSUMER DISCRETIONARY 0.6%
OPAP S.A.	11,654	$93

Total Greece		93

HONG KONG 2.7%

CONSUMER DISCRETIONARY 1.2%
Li & Fung Ltd.	250,000	198

TELECOMMUNICATION SERVICES 1.5%
China Mobile Ltd.	18,500	237

Total Hong Kong		435

ITALY 2.4%

FINANCIALS 1.8%
Intesa Sanpaolo SpA	83,073	302

INDUSTRIALS 0.6%
Societa Iniziative Autostradali e Servizi SpA	8,675	92

Total Italy		394

MEXICO 0.3%

CONSUMER STAPLES 0.3%
Coca-Cola Femsa S.A.B. de C.V.	6,100	49

Total Mexico		49

NETHERLANDS 2.1%

FINANCIALS 2.1%
Aegon NV	18,955	140
NN Group NV	7,042	198

		338

Total Netherlands		338

SOUTH AFRICA 1.3%

TELECOMMUNICATION SERVICES 1.3%
MTN Group Ltd.	10,857	204

Total South Africa		204

SPAIN 0.8%

CONSUMER STAPLES 0.8%
Ebro Foods S.A.	7,075	137

Total Spain		137

SWITZERLAND 1.5%

HEALTH CARE 1.5%
Roche Holding AG	869	244

Total Switzerland		244

TAIWAN 0.6%

INFORMATION TECHNOLOGY 0.6%
Radiant Opto-Electronics Corp.	27,000	100

Total Taiwan		100

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
THAILAND 0.6%

TELECOMMUNICATION SERVICES 0.6%
Total Access Communication PCL - NVDR	37,000	$91

Total Thailand		91

TURKEY 0.6%

INDUSTRIALS 0.6%
TAV Havalimanlari Holding A/S	11,984	102

Total Turkey		102

UNITED KINGDOM 9.2%

CONSUMER STAPLES 1.8%
Imperial Tobacco Group PLC	5,941	286

FINANCIALS 5.0%
HSBC Holdings PLC	36,834	330
ICAP PLC	17,085	142
Lloyds Banking Group PLC	255,448	343

		815

TELECOMMUNICATION SERVICES 2.4%
Vodafone Group PLC	106,627	389

Total United Kingdom		1,490

UNITED STATES 22.6%

CONSUMER DISCRETIONARY 2.3%
General Motors Co.	5,894	197
Kohl’s Corp.	2,753	172

		369

ENERGY 0.9%
Targa Resources Corp.	1,595	142

FINANCIALS 5.1%
Apollo Investment Corp.	17,757	126
JPMorgan Chase & Co.	3,140	213
Navient Corp.	10,036	183
Prudential Financial, Inc.	2,458	215
Solar Capital Ltd.	5,020	90

		827

HEALTH CARE 2.7%
AbbVie, Inc.	1,439	97
Merck & Co., Inc.	2,484	141
Pfizer, Inc.	5,866	197

		435

INDUSTRIALS 0.9%
RR Donnelley & Sons Co.	8,300	145

INFORMATION TECHNOLOGY 3.2%
Cisco Systems, Inc.	6,593	181
QUALCOMM, Inc.	3,471	217

	SHARES	MARKET VALUE (000S)
Symantec Corp.	4,965	$116

		514

MATERIALS 1.6%
International Paper Co.	3,110	148
Tronox Ltd. ‘A’	8,110	118

		266

TELECOMMUNICATION SERVICES 1.5%
AT&T, Inc.	7,003	249

UTILITIES 4.4%
Ameren Corp.	6,537	246
ONE Gas, Inc.	4,281	182
PG&E Corp.	5,685	279

		707

Total United States		3,654

Total Common Stocks (Cost $9,373)		9,084

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.3%

BRAZIL 0.4%

UTILITIES 0.4%
Petrobras Global Finance BV
2.000% due 05/20/2016	$19	19
2.643% due 03/17/2017	19	19
5.375% due 01/27/2021	4	4
3.500% due 02/06/2017	2	2
3.000% due 01/15/2019	2	2
4.875% due 03/17/2020	13	12
6.850% due 06/05/2115	10	8

		66

Total Brazil		66

DENMARK 0.2%

BANKING & FINANCE 0.2%
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047	10	1
Nykredit Realkredit A/S
2.000% due 10/01/2047	50	7
2.500% due 10/01/2047	135	19
Realkredit Danmark A/S
2.500% due 10/01/2047	50	7

		34

Total Denmark		34

IRELAND 0.6%

INDUSTRIALS 0.6%
Russian Railways via RZD Capital PLC	100	97
3.374% due 05/20/2021

Total Ireland		97

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.7%

BANKING & FINANCE 0.7%
Rabobank Group
8.375% due 07/26/2016 (b)	$100	$105

Total Netherlands		105

NORWAY 0.0%

BANKING & FINANCE 0.0%
Eksportfinans ASA
2.000% due 09/15/2015	2	2

Total Norway		2

PORTUGAL 0.1%

BANKING & FINANCE 0.1%
Novo Banco S.A.
5.000% due 04/23/2019	5	6

Total Portugal		6

UNITED KINGDOM 0.1%

INDUSTRIALS 0.1%
Unique Pub Finance Co. PLC	13	20
5.659% due 06/30/2027

Total United Kingdom		20

UNITED STATES 3.2%

BANKING & FINANCE 1.0%
Ally Financial, Inc.
6.250% due 12/01/2017	30	32
3.600% due 05/21/2018	20	20
CIT Group, Inc.
5.000% due 05/15/2017	15	16
General Motors Financial Co., Inc.
2.750% due 05/15/2016	13	13
Navient Corp.
5.625% due 08/01/2033	47	38
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021	35	37
Springleaf Finance Corp.
5.400% due 12/01/2015	15	15

		171

INDUSTRIALS 1.9%
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	10	7
Caesars Entertainment Operating Co., Inc.
11.250% due 06/01/2017 ^	28	22
8.500% due 02/15/2020 ^	4	3
9.000% due 02/15/2020 ^	14	11
California Resources Corp.
5.000% due 01/15/2020	10	9
5.500% due 09/15/2021	8	7
DISH DBS Corp.
7.125% due 02/01/2016	15	16
Dynegy, Inc.
6.750% due 11/01/2019	5	5
Gulfport Energy Corp.
7.750% due 11/01/2020	12	13
iHeartCommunications, Inc.
9.000% due 03/01/2021	20	18
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	40	37

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
6.625% due 07/15/2015		$15	$15
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		27	28
T-Mobile USA, Inc.
6.375% due 03/01/2025		5	5
Tenet Healthcare Corp.
4.375% due 10/01/2021		12	12
Times Square Hotel Trust
8.528% due 08/01/2026		13	18
Westmoreland Coal Co.
8.750% due 01/01/2022		38	36
Wynn Las Vegas LLC
5.500% due 03/01/2025		45	43

			305

UTILITIES 0.3%
Illinois Power Generating Co.
6.300% due 04/01/2020		30	27
Sprint Communications, Inc.
9.125% due 03/01/2017		15	16

			43

Total United States			519

Total Corporate Bonds & Notes (Cost $888)			849

MORTGAGE-BACKED SECURITIES 6.9%

UNITED KINGDOM 0.9%
Indus Eclipse PLC
0.821% due 01/25/2020	GBP	98	149

Total United Kingdom			149

UNITED STATES 6.0%
American Home Mortgage Assets Trust
1.098% due 10/25/2046		$105	78
BAMLL Re-REMIC Trust
5.383% due 11/15/2016		22	23
BCAP LLC Trust
2.421% due 10/26/2035		83	83
2.817% due 07/26/2036		65	65
Countrywide Alternative Loan Trust
0.517% due 11/20/2035		299	243
6.000% due 08/25/2036 ^		49	46
Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 12/25/2035 ^		77	73
5.750% due 06/25/2037 ^		47	43
Credit Suisse Mortgage Capital Certificates
0.494% due 12/27/2035		53	51

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.601% due 03/25/2037 ^		$46	$42
HarborView Mortgage Loan Trust
0.428% due 12/19/2036 ^		51	35
IndyMac Mortgage Loan Trust
0.397% due 07/25/2036		60	49
Lehman XS Trust
0.457% due 02/25/2036		47	40
Morgan Stanley Dean Witter Capital, Inc. Trust
7.762% due 07/15/2033		26	29
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
6.450% due 01/22/2026		28	31
Washington Mutual Mortgage Pass-Through Certificates Trust
4.644% due 09/25/2036 ^		55	32

Total United States			963

Total Mortgage-Backed Securities (Cost $1,100)			1,112

		SHARES
REAL ESTATE INVESTMENT TRUSTS 3.6%

UNITED STATES 3.6%

FINANCIALS 3.6%
Colony Capital, Inc.		17,292	391
Outfront Media, Inc.		7,596	192

			583

Total Real Estate Investment Trusts (Cost $623)			583

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.0%

BRAZIL 1.8%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	96	30
6.000% due 08/15/2050		104	33
10.000% due 01/01/2025		843	235

Total Brazil			298

GREECE 0.2%
Republic of Greece Government International Bond
3.000% due 02/24/2027	EUR	10	4
3.000% due 02/24/2036		2	1
3.000% due 02/24/2037		2	1
3.000% due 02/24/2038		2	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2039	EUR	2	$1
3.000% due 02/24/2040		2	1
3.000% due 02/24/2041		2	1
3.000% due 02/24/2042		2	1
3.800% due 08/08/2017	JPY	1,000	5
4.750% due 04/17/2019	EUR	20	12

Total Greece			28

Total Sovereign Issues (Cost $410)			326

U.S. TREASURY OBLIGATIONS 1.2%

UNITED STATES 1.2%
U.S. Treasury Notes
2.125% due 05/15/2025		$200	196

Total U.S. Treasury Obligations (Cost $198)			196

SHORT-TERM INSTRUMENTS 0.6%

SHORT-TERM NOTES 0.6%
Federal Home Loan Bank
0.154% due 11/18/2015		100	100

Total Short-Term Instruments (Cost $100)			100

Total Investments in Securities (Cost $14,654)			14,231

		SHARES
INVESTMENTS IN AFFILIATES 12.2%

SHORT TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%
PIMCO Short-Term Floating NAV Portfolio III		199,052	1,974

Total Short Term Instruments (Cost $1,974)			1,974

Total Investments in Affiliates (Cost $1,974)			1,974

Total Investments 100.2% (Cost $16,628)			$16,205

Financial Derivative Instruments (c)(d) (0.6%) (Cost or Premiums, net $(126))			(102)

Other Assets and Liabilities, net 0.4%			76

Net Assets 100.0%			$16,179

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	2	$0	$0	$0
90-Day Eurodollar March Futures	Short	03/2016	4	(1)	0	0

Total Futures Contracts				$(1)	$0	$0

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$990	$63	$(4)	$5	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	$ 90	$2	$0	$0	$0
Pay	3-Month USD-LIBOR	2.250%	06/17/2020	650	16	(1)	0	0
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	100	3	1	0	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	200	10	1	1	0
Pay	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	AUD 200	18	5	1	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	120	1	(4)	0	0
Pay	28-Day MXN-TIIE	5.810%	05/02/2022	MXN 100	0	0	0	0
Pay	28-Day MXN-TIIE	5.850%	05/02/2022	400	0	0	0	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024	300	0	0	0	0

					$50	$2	$2	$0

Total Swap Agreements					$113	$(2)	$7	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $135 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$7	$7	$0	$0	$0	$0

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	14,800	$		120	$0	$(1)
	08/2015		DKK	45			7	0	0

BPS	07/2015		BRL	944			304	1	0
	07/2015	$		304		BRL	944	0	(1)
	08/2015		BRL	944	$		301	1	0
	08/2015		DKK	55			8	0	0

BRC	07/2015		ZAR	180			15	0	0

CBK	07/2015		AUD	11			8	0	0
	08/2015		DKK	70			10	0	0

DUB	07/2015		BRL	655			223	12	0
	07/2015	$		211		BRL	655	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	07/2015		BRL	246	$		90	$11	$0
	07/2015	$		79		BRL	246	0	0
	08/2015		EUR	246	$		275	0	0

GLM	07/2015		BRL	13			5	1	0
	07/2015		EUR	23			25	0	(1)
	07/2015	$		4		BRL	13	0	0
	04/2016		BRL	24	$		7	0	0

HUS	07/2015		EUR	600			656	0	(13)
	07/2015		GBP	95			146	0	(3)

JPM	07/2015		AUD	6			5	0	0
	07/2015		BRL	30			11	1	0
	07/2015		EUR	6			7	0	0
	07/2015		GBP	14			21	0	(1)
	07/2015	$		10		BRL	30	0	0
	07/2015			172		GBP	109	0	0
	08/2015		GBP	109	$		172	0	0

MSB	08/2015			515			811	2	0
	08/2015	$		242		EUR	217	0	(1)
	04/2016		BRL	24	$		7	0	0

NAB	08/2015		JPY	14,800			121	0	0

SCX	07/2015	$		672		EUR	599	0	(3)
	08/2015		DKK	70	$		10	0	0
	08/2015		EUR	610			684	4	0

Total Forward Foreign Currency Contracts								$33	$(24)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL	10	$0	$0

GLM	Call - OTC USD versus BRL	BRL	3.905	03/31/2016	$	40	(1)	(1)

JPM	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL	30	(1)	(0)

MSB	Put - OTC BRL versus JPY		30.000	09/22/2016		20	0	0
	Call - OTC USD versus BRL	BRL	3.950	04/14/2016	$	40	(1)	(1)

							$(3)	$(2)

Total Written Options							$(3)	$(2)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	Notional Amount in $	Notional Amount in BRL		Premiums
Balance at Beginning of Period	$0	BRL	0	$0
Sales	80		90	(3)
Closing Buys	0		(30)	0
Expirations	0		0	0
Exercised	0		0	0

Balance at End of Period	$80	BRL	60	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	$	1	$0	$0	$0	$0

BRC	Novo Banco S.A.	5.000%	12/20/2019	3.136%	EUR	15	(1)	2	1	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	$	2	0	0	0	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2020	4.467%		100	(13)	(2)	0	(15)
	Greece Government International Bond	1.000%	09/20/2015	(41.000)%		3	0	(1)	0	(1)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	06/20/2020	3.365%	$	75	$(9)	$1	$0	$(8)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		23	(2)	(1)	0	(3)
	Russia Government International Bond	1.000%	06/20/2019	3.207%		50	(2)	(2)	0	(4)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		50	(5)	(4)	0	(9)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		5	(1)	0	0	(1)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	3.394%		90	(8)	7	0	(1)
	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		32	(3)	(1)	0	(4)

MYC	Novo Banco S.A.	5.000%	12/20/2019	3.136%	EUR	20	0	2	2	0

							$(44)	$1	$3	$(46)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$125	$ (25)	$2	$0	$(23)

FBF	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	100	(1)	(1)	0	(2)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	100	(2)	(1)	0	(3)

GST	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	200	(5)	1	0	(4)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	200	(7)	1	0	(6)

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	200	(39)	2	0	(37)

					$ (79)	$4	$0	$(75)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.000%	01/04/2021	BRL	100	$0	$(1)	$0	$(1)

DUB	Pay	1-Year BRL-CDI	12.810%	01/04/2021		30	0	0	0	0
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	200	0	2	2	0

FBF	Pay	1-Year BRL-CDI	12.810%	01/04/2021	BRL	40	0	0	0	0

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	50	0	1	1	0

MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	100	0	0	0	0
	Pay	1-Year BRL-CDI	12.810%	01/04/2021		40	0	0	0	0
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	50	0	0	0	0

							$0	$2	$3	$(1)

Total Swap Agreements							$(123)	$7	$6	$(122)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$(1)	$0	$(23)	$(24)	$(24)	$0	$(24)
BPS	2	0	0	2	(1)	0	(1)	(2)	0	0	0
BRC	0	0	1	1	0	0	0	0	1	0	1
DUB	12	0	2	14	0	0	0	0	14	0	14
FBF	11	0	0	11	0	0	(5)	(5)	6	0	6
GLM	1	0	1	2	(1)	(1)	0	(2)	0	0	0
GST	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
HUS	0	0	0	0	(16)	0	(17)	(33)	(33)	0	(33)
JPM	1	0	0	1	(1)	0	(5)	(6)	(5)	0	(5)
MSB	2	0	0	2	(1)	(1)	0	(2)	0	0	0
MYC	0	0	2	2	0	0	(37)	(37)	(35)	0	(35)
SCX	4	0	0	4	(3)	0	0	(3)	1	0	1

Total Over the Counter	$33	$0	$6	$39	$(24)	$(2)	$(122)	$(148)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$2	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Swap Agreements	0	3	0	0	3	6

	$0	$3	$0	$33	$3	$39

	$0	$8	$0	$33	$5	$46

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Written Options	0	0	0	2	0	2
Swap Agreements	0	121	0	0	1	122

	$0	$121	$0	$26	$1	$148

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$11	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$154	$0	$154
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$154	$0	$159

	$0	$12	$0	$154	$11	$177

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)
Swap Agreements	0	(4)	0	0	2	(2)

	$0	$(4)	$0	$0	$1	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14
Written Options	0	0	0	1	0	1
Swap Agreements	0	4	0	0	2	6

	$0	$4	$0	$15	$2	$21

	$0	$0	$0	$15	$3	$18

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$1,687	$16	$1,703
Bank Loan Obligations
United States	0	278	0	278
Common Stocks
Australia
Consumer Discretionary	0	201	0	201
Health Care	0	148	0	148
Industrials	0	192	0	192
Bermuda
Industrials	243	0	0	243
Brazil
Industrials	86	0	0	86
Utilities	41	0	0	41
Canada
Utilities	195	0	0	195
China
Consumer Staples	0	90	0	90
Cyprus
Energy	0	45	0	45
France
Utilities	0	325	0	325
Germany
Utilities	0	187	0	187
Greece
Consumer Discretionary	0	93	0	93
Hong Kong
Consumer Discretionary	0	198	0	198
Telecommunication Services	0	237	0	237
Italy
Financials	0	302	0	302
Industrials	0	92	0	92
Mexico
Consumer Staples	49	0	0	49

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Netherlands
Financials	$0	$338	$0	$338
South Africa
Telecommunication Services	0	204	0	204
Spain
Consumer Staples	0	137	0	137
Switzerland
Health Care	0	244	0	244
Taiwan
Information Technology	0	100	0	100
Thailand
Telecommunication Services	0	91	0	91
Turkey
Industrials	0	102	0	102
United Kingdom
Consumer Staples	0	286	0	286
Financials	0	815	0	815
Telecommunication Services	0	389	0	389
United States
Consumer Discretionary	369	0	0	369
Energy	142	0	0	142
Financials	827	0	0	827
Health Care	435	0	0	435
Industrials	145	0	0	145
Information Technology	514	0	0	514
Materials	266	0	0	266
Telecommunication Services	249	0	0	249
Utilities	707	0	0	707
Corporate Bonds & Notes
Brazil
Utilities	0	66	0	66
Denmark
Banking & Finance	0	34	0	34
Ireland
Industrials	0	97	0	97

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Netherlands
Banking & Finance	$0	$105	$0	$105
Norway
Banking & Finance	0	2	0	2
Portugal
Banking & Finance	0	6	0	6
United Kingdom
Industrials	0	20	0	20
United States
Banking & Finance	0	171	0	171
Industrials	0	305	0	305
Utilities	0	43	0	43
Mortgage-Backed Securities
United Kingdom	0	149	0	149
United States	0	963	0	963
Real Estate Investment Trusts
United States
Financials	583	0	0	583
Sovereign Issues
Brazil	0	298	0	298
Greece	0	28	0	28
U.S. Treasury Obligations
United States	0	196	0	196

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Instruments
Short-Term Notes	$0	$100	$0	$100
	$4,851	$9,364	$16	$14,231

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	1,974	0	0	1,974

Total Investments	$6,825	$9,364	$16	$16,205

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	7	0	7
Over the counter	0	39	0	39
	$0	$46	$0	$46

Financial Derivative Instruments - Liabilities
Over the counter	0	(148)	0	(148)

Totals	$6,825	$9,262	$16	$16,103

There were assets and liabilities valued at $192 transferred from Level 1 to Level 2 during the period ended June 30, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended June 30, 2015. There were no significant transfers between Levels 2 and 3 during the period ended June 30, 2015.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Builder Fund

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

ASSET-BACKED SECURITIES 1.6%

UNITED STATES 1.6%
Citigroup Mortgage Loan Trust, Inc.
0.477% due 10/25/2036	$3,000	$2,644
Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032	109	97
EMC Mortgage Loan Trust
1.487% due 02/25/2041	51	50
HSI Asset Securitization Corp. Trust
0.357% due 12/25/2036	6,037	2,915
JPMorgan Mortgage Acquisition Trust
5.181% due 11/25/2036	200	200
Morgan Stanley Home Equity Loan Trust
0.287% due 12/25/2036	196	123
Residential Asset Securities Corp. Trust
1.070% due 01/25/2034	2,601	2,331
Structured Asset Investment Loan Trust
0.337% due 09/25/2036	7,895	6,422

Total Asset-Backed Securities (Cost $14,188)		14,782

BANK LOAN OBLIGATIONS 0.3%

BRAZIL 0.0%
OGX
TBD% - 13.000% due 04/10/2049	15	17

Total Brazil		17

LUXEMBOURG 0.0%
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	248	243

Total Luxembourg		243

UNITED STATES 0.3%
Clear Channel Communications, Inc.
6.937% due 01/30/2019	300	278
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	2,217	2,223

Total United States		2,501

Total Bank Loan Obligations (Cost $2,781)		2,761

	SHARES
COMMON STOCKS 85.6%

AUSTRALIA 5.0%

CONSUMER DISCRETIONARY 1.9%
G8 Education Ltd.	7,062,428	17,749

HEALTH CARE 1.4%
Sonic Healthcare Ltd.	805,026	13,256

INDUSTRIALS 1.7%
Spotless Group Holdings Ltd.	10,023,451	16,135

Total Australia		47,140

BERMUDA 2.0%

INDUSTRIALS 2.0%
Golar LNG Partners LP	771,396	19,030

Total Bermuda		19,030

	SHARES	MARKET VALUE (000S)
BRAZIL 1.3%

INDUSTRIALS 0.9%
Arteris S.A.	2,685,400	$8,162

UTILITIES 0.4%
Light S.A.	749,400	4,081

Total Brazil		12,243

CANADA 1.7%

UTILITIES 1.7%
Capital Power Corp.	924,933	15,951

Total Canada		15,951

CHINA 0.9%

CONSUMER STAPLES 0.9%
Want Want China Holdings Ltd.	8,184,000	8,641

Total China		8,641

CYPRUS 0.5%

ENERGY 0.5%
ProSafe SE	1,330,150	4,609

Total Cyprus		4,609

FRANCE 3.0%

UTILITIES 3.0%
Electricite de France S.A.	716,782	16,033
Suez Environnement Co.	665,106	12,417

		28,450

Total France		28,450

GERMANY 1.7%

UTILITIES 1.7%
E.ON SE	1,177,944	15,707

Total Germany		15,707

GREECE 0.8%

CONSUMER DISCRETIONARY 0.8%
OPAP S.A.	888,397	7,085

Total Greece		7,085

HONG KONG 4.0%

CONSUMER DISCRETIONARY 1.8%
Li & Fung Ltd.	20,442,000	16,206

TELECOMMUNICATION SERVICES 2.2%
China Mobile Ltd.	1,613,000	20,668

Total Hong Kong		36,874

ITALY 3.6%

FINANCIALS 2.8%
Intesa Sanpaolo SpA	7,109,611	25,818

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.8%
Societa Iniziative Autostradali e Servizi SpA	755,603	$8,065

Total Italy		33,883

MEXICO 0.5%

CONSUMER STAPLES 0.5%
Coca-Cola Femsa S.A.B. de C.V.	545,400	4,334

Total Mexico		4,334

NETHERLANDS 3.2%

FINANCIALS 3.2%
Aegon NV	1,638,797	12,091
NN Group NV	639,568	18,012

		30,103

Total Netherlands		30,103

SOUTH AFRICA 2.0%

TELECOMMUNICATION SERVICES 2.0%
MTN Group Ltd.	974,232	18,300

Total South Africa		18,300

SPAIN 1.4%

CONSUMER STAPLES 1.4%
Ebro Foods S.A.	686,979	13,310

Total Spain		13,310

SWITZERLAND 2.2%

HEALTH CARE 2.2%
Roche Holding AG	72,256	20,260

Total Switzerland		20,260

TAIWAN 0.9%

INFORMATION TECHNOLOGY 0.9%
Radiant Opto-Electronics Corp.	2,332,590	8,650

Total Taiwan		8,650

THAILAND 0.9%

TELECOMMUNICATION SERVICES 0.9%
Total Access Communication PCL - NVDR	3,396,500	8,354

Total Thailand		8,354

TURKEY 0.9%

INDUSTRIALS 0.9%
TAV Havalimanlari Holding A/S	985,562	8,367

Total Turkey		8,367

UNITED KINGDOM 13.9%

CONSUMER STAPLES 2.6%
Imperial Tobacco Group PLC	510,639	24,594

FINANCIALS 7.7%
HSBC Holdings PLC	3,211,277	28,755

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	SHARES	MARKET VALUE (000S)
ICAP PLC	1,468,107	$12,212
Lloyds Banking Group PLC	22,650,992	30,402

		71,369

TELECOMMUNICATION SERVICES 3.6%
Vodafone Group PLC	9,248,746	33,738

Total United Kingdom		129,701

UNITED STATES 35.2%

CONSUMER DISCRETIONARY 3.5%
General Motors Co.	492,347	16,410
Kohl’s Corp.	262,307	16,423

		32,833

ENERGY 1.4%
Targa Resources Corp.	148,335	13,235

FINANCIALS 8.2%
Apollo Investment Corp.	1,410,837	9,989
JPMorgan Chase & Co.	306,596	20,775
Navient Corp.	914,820	16,659
Prudential Financial, Inc.	243,496	21,311
Solar Capital Ltd.	457,529	8,235

		76,969

HEALTH CARE 4.0%
AbbVie, Inc.	128,747	8,651
Merck & Co., Inc.	215,518	12,269
Pfizer, Inc.	504,660	16,921

		37,841

INDUSTRIALS 1.4%
RR Donnelley & Sons Co.	723,970	12,619

INFORMATION TECHNOLOGY 5.1%
Cisco Systems, Inc.	599,778	16,470
QUALCOMM, Inc.	307,522	19,260
Symantec Corp.	513,008	11,927

		47,657

MATERIALS 2.3%
International Paper Co.	250,249	11,909
Tronox Ltd. ‘A’	642,981	9,407

		21,316

TELECOMMUNICATION SERVICES 2.4%
AT&T, Inc.	630,973	22,412

UTILITIES 6.9%
Ameren Corp.	585,919	22,077
ONE Gas, Inc.	409,893	17,445
PG&E Corp.	502,925	24,694

		64,216

Total United States		329,098

Total Common Stocks (Cost $814,397)		800,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.9%

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^		$200	$1
8.500% due 06/01/2018 ^		200	1

			2

Total Austria			2

BRAZIL 0.2%

BANKING & FINANCE 0.0%
Banco Votorantim S.A.
5.250% due 02/11/2016		200	204

UTILITIES 0.2%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		400	409
Petrobras Global Finance BV
2.415% due 01/15/2019		9	8
2.643% due 03/17/2017		23	22
3.163% due 03/17/2020		11	10
3.250% due 03/17/2017		20	20
3.500% due 02/06/2017		28	28
4.250% due 10/02/2023	EUR	100	101
4.375% due 05/20/2023		45	39
4.875% due 03/17/2020		243	232
5.375% due 01/27/2021		1,083	1,045
6.250% due 12/14/2026	GBP	100	140
6.850% due 06/05/2115		$90	75

			2,129

Total Brazil			2,333

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		170	132

Total Cayman Islands			132

FRANCE 0.1%

BANKING & FINANCE 0.1%
BPCE S.A.
12.500% due 08/29/2049		100	133
12.500% due 09/30/2019 (c)	EUR	300	459

			592

Total France			592

IRELAND 0.1%

BANKING & FINANCE 0.0%
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		100	101
6.902% due 07/09/2020		$100	98

			199

INDUSTRIALS 0.1%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$100	$110

Total Ireland			745

LUXEMBOURG 0.9%

BANKING & FINANCE 0.2%
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	300	304
5.717% due 06/16/2021		$200	193
6.125% due 02/07/2022		1,000	967

			1,464

UTILITIES 0.7%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$300	256
6.000% due 11/27/2023		600	554
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		30	30
6.510% due 03/07/2022		900	906
6.605% due 02/13/2018	EUR	50	59
7.288% due 08/16/2037		$139	137
8.625% due 04/28/2034		230	258
9.250% due 04/23/2019		4,000	4,460

			6,660

Total Luxembourg			8,124

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	9
9.250% due 06/30/2020 ^		100	3
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		300	23

			35

Total Mexico			35

NETHERLANDS 0.1%

BANKING & FINANCE 0.1%
Rabobank Group
6.875% due 03/19/2020	EUR	400	526

INDUSTRIALS 0.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)		100	116

Total Netherlands			642

UNITED KINGDOM 0.4%

BANKING & FINANCE 0.2%
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	300	616
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		200	340
LBG Capital PLC
15.000% due 12/21/2019		300	671
Mitchells & Butlers Finance PLC
1.021% due 12/15/2030		163	237
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$200	221

			2,085

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.2%
Enterprise Inns PLC
6.875% due 02/15/2021	GBP	200	$325
Marstons Issuer PLC
5.641% due 07/15/2035		200	301
Priory Group PLC
8.875% due 02/15/2019		200	327
Spirit Issuer PLC
6.582% due 12/28/2027		200	327
3.279% due 12/28/2031		22	34

			1,314

Total United Kingdom			3,399

UNITED STATES 0.1%

BANKING & FINANCE 0.1%
Cantor Fitzgerald LP
7.875% due 10/15/2019		$300	331
International Lease Finance Corp.
7.125% due 09/01/2018		325	363

			694

INDUSTRIALS 0.0%
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		291	236
9.000% due 02/15/2020 ^		244	200
CVS Pass-Through Trust
8.353% due 07/10/2031		87	115
iHeartCommunications, Inc.
9.000% due 03/01/2021		3	3
Reynolds Group Issuer, Inc.
8.500% due 05/15/2018		100	102

			656

Total United States			1,350

VENEZUELA 0.0%

INDUSTRIALS 0.0%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017		600	414

Total Venezuela			414

Total Corporate Bonds & Notes (Cost $18,320)			17,768

MORTGAGE-BACKED SECURITIES 3.1%

UNITED STATES 3.1%
American Home Mortgage Assets Trust
6.250% due 06/25/2037		164	113
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		86	75
6.000% due 06/25/2046 ^		106	87
6.000% due 07/25/2046 ^		173	144
Banc of America Funding Trust
5.308% due 05/20/2036		42	40
6.000% due 08/25/2037 ^		204	179
Banc of America Mortgage Trust
5.389% due 11/20/2046 ^		22	19
6.000% due 10/25/2036 ^		53	46
Bear Stearns ALT-A Trust
2.856% due 05/25/2036 ^		197	138
4.492% due 09/25/2035 ^		140	108
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		236	222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
2.525% due 09/25/2036 ^	$100	$87
Citigroup Mortgage Loan Trust, Inc.
2.564% due 07/25/2046 ^	23	20
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	140	120
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	46	41
Countrywide Alternative Loan Trust
0.887% due 10/25/2037 ^	7,150	3,380
6.000% due 05/25/2036 ^	3,023	2,661
6.000% due 06/25/2036 ^	251	227
6.000% due 02/25/2037 ^	212	171
6.000% due 03/25/2037 ^	70	57
6.000% due 05/25/2037 ^	22	18
6.000% due 06/25/2037 ^	737	627
6.250% due 12/25/2036 ^	45	37
6.500% due 12/25/2036 ^	2,226	1,824
6.500% due 11/25/2037 ^	73	62
Countrywide Home Loan Mortgage Pass-Through Trust
0.687% due 07/25/2037 ^	44	32
2.467% due 09/25/2037 ^	129	113
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	26	18
6.000% due 01/25/2036	77	61
Credit Suisse Mortgage Capital Certificates
2.580% due 05/27/2036	3,650	3,624
3.252% due 12/29/2037	217	123
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^	5	5
6.750% due 08/25/2036 ^	34	27
First Horizon Alternative Mortgage Securities Trust
2.312% due 06/25/2036	765	628
HarborView Mortgage Loan Trust
4.453% due 06/19/2036 ^	29	20
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	24	21
IndyMac Mortgage Loan Trust
2.342% due 06/25/2037	253	146
2.887% due 05/25/2037 ^	170	121
4.079% due 08/25/2035 ^	226	194
JPMorgan Alternative Loan Trust
1.800% due 05/26/2037	142	126
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	123	102
Merrill Lynch Mortgage Investors Trust
2.731% due 03/25/2036 ^	25	17
Morgan Stanley Mortgage Loan Trust
2.453% due 06/25/2037	767	520
6.000% due 10/25/2037 ^	2,701	2,280
RBSSP Resecuritization Trust
9.671% due 06/26/2037	203	117
Residential Accredit Loans, Inc. Trust
0.587% due 10/25/2045	178	139
5.500% due 03/25/2037	876	690
6.000% due 08/25/2036	161	133
6.250% due 03/25/2037 ^	69	56
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	19	18
Structured Adjustable Rate Mortgage Loan Trust
2.592% due 10/25/2036 ^	4,252	3,179
Wells Fargo Alternative Loan Trust
2.707% due 07/25/2037 ^	2,665	2,267
Wells Fargo Mortgage-Backed Securities Trust
2.703% due 07/25/2036	3,390	3,361

Total Mortgage-Backed Securities (Cost $28,002)		28,641

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034		$225	$191

Total Michigan			191

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		385	282

Total Virginia			282

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		370	312

Total West Virginia			312

Total Municipal Bonds & Notes (Cost $792)			785

		SHARES
REAL ESTATE INVESTMENT TRUSTS 5.1%

UNITED STATES 5.1%

FINANCIALS 5.1%
Colony Capital, Inc.		1,433,931	32,478
Outfront Media, Inc.		623,600	15,740

			48,218

Total Real Estate Investment Trusts (Cost $50,024)			48,218

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.1%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	1,330	423
6.000% due 08/15/2050		689	220

Total Brazil			643

GREECE 0.0%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	29,000	133
4.500% due 07/03/2017		10,000	44
4.750% due 04/17/2019	EUR	100	62

Total Greece			239

RUSSIA 0.0%
Russia Government International Bond
5.625% due 04/04/2042		$200	189
5.875% due 09/16/2043		200	194

Total Russia			383

VENEZUELA 0.0%
Venezuela Government International Bond
7.650% due 04/21/2025		100	37
7.750% due 10/13/2019		200	79

Total Venezuela			116

Total Sovereign Issues (Cost $2,005)			1,381

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		$1,610

U.S. TREASURY BILLS 0.2%
0.013% due 09/03/2015 - 11/05/2015 (b)(g)	$1,803	1,803

Total Short-Term Instruments (Cost $3,413)		3,413

Total Investments in Securities (Cost $933,922)		917,839

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.5%

SHORT TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio III	3,269,795	$32,430

Total Short Term Instruments (Cost $32,430)		32,430

Total Investments in Affiliates (Cost $32,430)		32,430

Total Investments 101.7% (Cost $966,352)		$950,269

Financial Derivative Instruments (e)(f) (0.1%)
(Cost or Premiums, net $(1))		(1,397)

Other Assets and Liabilities, net (1.6%)		(14,610)

Net Assets 100.0%		$934,262

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,610	Fannie Mae 2.260% due 10/17/2022	$(1,644)	$1,610	$1,610

Total Repurchase Agreements						$(1,644)	$1,610	$1,610

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,610	$0	$0	$0	$1,610	$(1,644)	$(34)

Total Borrowings and Other Financing Transactions	$1,610	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British Pound Currency September Futures	Short	09/2015	45	$(117)	$1	$0
Euro Currency September Futures	Short	09/2015	23	34	32	0
Japanese Yen Currency September Futures	Short	09/2015	16	(25)	0	(2)
Mexican Peso Currency September Futures	Short	09/2015	11	4	0	0

Total Futures Contracts				$(104)	$33	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$33	$0	$33	$0	$(2)	$0	$ (2)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	1,596,931	$		12,915	$0	$(133)

CBK	07/2015		EUR	80			90	1	0

GLM	07/2015	$		12,905		JPY	1,596,931	143	0
	08/2015		JPY	1,596,931	$		12,910	0	(144)

MSB	07/2015	$		72,570		EUR	64,848	0	(274)
	08/2015		EUR	64,848	$		72,600	273	0
	08/2015		GBP	45,528			71,701	181	0
	08/2015	$		33,755		EUR	30,209	0	(61)
	08/2015			12,845		JPY	1,589,647	149	0

UAG	07/2015		EUR	64,768	$		70,645	0	(1,562)

Total Forward Foreign Currency Contracts								$747	$(2,174)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Russia Government International Bond	1.000%	09/20/2024	3.534%	$ 8	$(1)	$0	$0	$(1)

Total Swap Agreements						$(1)	$0	$0	$(1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $1,803 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$(133)	$0	$0	$(133)	$(133)	$0	$(133)
CBK	1	0	0	1	0	0	0	0	1	0	1
DUB	0	0	0	0	0	0	0	0	0	(750)	(750)
GLM	143	0	0	143	(144)	0	0	(144)	(1)	0	(1)
HUS	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MSB	603	0	0	603	(335)	0	0	(335)	268	0	268
UAG	0	0	0	0	(1,562)	0	0	(1,562)	(1,562)	1,803	241

Total Over the Counter	$747	$0	$0	$747	$(2,174)	$0	$(1)	$(2,175)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$33	$0	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$747	$0	$747

	$0	$0	$0	$780	$0	$780

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$2	$0	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,174	$0	$2,174
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$2,174	$0	$2,175

	$0	$1	$0	$2,176	$0	$2,177

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$1,747	$0	$1,747

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,924	$0	$8,924
Swap Agreements	0	(9)	0	0	0	(9)

	$0	$(9)	$0	$8,924	$0	$8,915

	$0	$(9)	$0	$10,671	$0	$10,662

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$71	$0	$71

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,455)	$0	$(1,455)
Swap Agreements	0	(11)	0	0	0	(11)

	$0	$(11)	$0	$(1,455)	$0	$(1,466)

	$0	$(11)	$0	$(1,384)	$0	$(1,395)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$14,782	$0	$14,782
Bank Loan Obligations
Brazil	0	0	17	17
Luxembourg	0	243	0	243
United States	0	2,501	0	2,501
Common Stocks
Australia
Consumer Discretionary	0	17,749	0	17,749
Health Care	0	13,256	0	13,256
Industrials	0	16,135	0	16,135
Bermuda
Industrials	19,030	0	0	19,030
Brazil
Industrials	8,162	0	0	8,162
Utilities	4,081	0	0	4,081
Canada
Utilities	15,951	0	0	15,951
China
Consumer Staples	0	8,641	0	8,641
Cyprus
Energy	0	4,609	0	4,609
France
Utilities	0	28,450	0	28,450
Germany
Utilities	0	15,707	0	15,707
Greece
Consumer Discretionary	0	7,085	0	7,085
Hong Kong
Consumer Discretionary	0	16,206	0	16,206
Telecommunication Services	0	20,668	0	20,668
Italy
Financials	0	25,818	0	25,818
Industrials	0	8,065	0	8,065
Mexico
Consumer Staples	4,334	0	0	4,334
Netherlands
Financials	0	30,103	0	30,103

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
South Africa
Telecommunication Services	$0	$18,300	$0	$18,300
Spain
Consumer Staples	0	13,310	0	13,310
Switzerland
Health Care	0	20,260	0	20,260
Taiwan
Information Technology	0	8,650	0	8,650
Thailand
Telecommunication Services	0	8,354	0	8,354
Turkey
Industrials	0	8,367	0	8,367
United Kingdom
Consumer Staples	0	24,594	0	24,594
Financials	0	71,369	0	71,369
Telecommunication Services	0	33,738	0	33,738
United States
Consumer Discretionary	32,833	0	0	32,833
Energy	13,235	0	0	13,235
Financials	76,969	0	0	76,969
Health Care	37,841	0	0	37,841
Industrials	12,619	0	0	12,619
Information Technology	47,657	0	0	47,657
Materials	21,316	0	0	21,316
Telecommunication Services	22,412	0	0	22,412
Utilities	64,216	0	0	64,216
Corporate Bonds & Notes
Austria
Industrials	0	2	0	2
Brazil
Banking & Finance	0	204	0	204
Utilities	0	2,129	0	2,129
Cayman Islands
Utilities	0	132	0	132
France
Banking & Finance	0	592	0	592
Ireland
Banking & Finance	0	199	0	199
Industrials	0	436	0	436
Utilities	0	110	0	110

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Luxembourg
Banking & Finance	$0	$1,464	$0	$1,464
Utilities	0	6,660	0	6,660
Mexico
Industrials	0	35	0	35
Netherlands
Banking & Finance	0	526	0	526
Industrials	0	116	0	116
United Kingdom
Banking & Finance	0	2,085	0	2,085
Industrials	0	1,314	0	1,314
United States
Banking & Finance	0	694	0	694
Industrials	0	656	0	656
Venezuela
Industrials	0	414	0	414
Mortgage-Backed Securities
United States	0	28,641	0	28,641
Municipal Bonds & Notes
Michigan	0	191	0	191
Virginia	0	282	0	282
West Virginia	0	312	0	312
Real Estate Investment Trusts
United States
Financials	48,218	0	0	48,218
Sovereign Issues
Brazil	0	643	0	643
Greece	0	239	0	239

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Russia	$0	$383	$0	$383
Venezuela	0	116	0	116
Short-Term Instruments
Repurchase Agreements	0	1,610	0	1,610
U.S. Treasury Bills	0	1,803	0	1,803
	$428,874	$488,948	$17	$917,839

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	32,430	0	0	32,430

Total Investments	$461,304	$488,948	$17	$950,269

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	33	0	0	33
Over the counter	0	747	0	747
	$33	$747	$0	$780

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	0	0	(2)
Over the counter	0	(2,175)	0	(2,175)
	$(2)	$(2,175)	$0	$(2,177)

Totals	$461,335	$487,520	$17	$948,872

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Emerging Multi-Asset Fund

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 28.0%

SHORT-TERM INSTRUMENTS 28.0%

SHORT-TERM NOTES 28.0%
Federal Home Loan Bank
0.080% due 09/02/2015	$700	$700
0.085% due 08/12/2015	800	800
0.090% due 09/11/2015	400	400
0.092% due 08/21/2015	300	300

		2,200

Total Short-Term Instruments (Cost $2,200)		2,200

Total Investments in Securities (Cost $2,200)		2,200

	SHARES
INVESTMENTS IN AFFILIATES 71.5%

MUTUAL FUNDS (a) 70.2%

UNITED STATES 70.2%
PIMCO Emerging Local Bond Fund	468,757	3,647
PIMCO Emerging Markets Bond Fund	183,616	1,871

Total Mutual Funds (Cost $6,673)		5,518

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III	10,184	$101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $6,774)		5,619

Total Investments 99.5% (Cost $8,974)		$7,819

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $0)		6

Other Assets and Liabilities, net 0.4%		33

Net Assets 100.0%		$7,858

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended June 30, 2015 was $21 at a weighted average interest rate of 0.320%.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	07/2015		MXN	3,420	$		221	$3	$0
	07/2015	$		223		MXN	3,420	0	(6)

BRC	07/2015		KRW	722,765	$		657	12	0
	07/2015		PHP	743			16	0	0
	07/2015		PLN	786			205	0	(3)
	07/2015		TWD	1,160			38	0	0
	07/2015	$		659		KRW	722,765	0	(14)
	07/2015			17		PHP	743	0	0
	07/2015			213		PLN	786	0	(4)
	07/2015			38		TWD	1,160	0	0
	07/2015			155		ZAR	1,910	1	0
	07/2015		ZAR	1,910	$		156	0	0

CBK	08/2015		RUB	1,182			21	0	0
	08/2015	$		21		RUB	1,182	0	0

DUB	07/2015		BRL	722	$		266	34	0
	07/2015		KRW	151,126			140	5	0
	07/2015	$		228		BRL	722	4	0
	07/2015			137		KRW	151,126	0	(3)

FBF	07/2015		CLP	37,678	$		59	0	0
	07/2015		KRW	288,460			262	5	0
	07/2015	$		61		CLP	37,678	0	(2)
	07/2015			260		KRW	288,460	0	(3)

GLM	07/2015		RON	24	$		6	0	0
	07/2015	$		6		RON	24	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	57

Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	07/2015		COP	262,611	$		103	$3	$0
	07/2015		PHP	1,303			29	0	0
	07/2015		SGD	153			113	0	(1)
	07/2015		TWD	17,703			578	4	0
	07/2015	$		103		COP	262,611	0	(2)
	07/2015			29		PHP	1,303	0	0
	07/2015			115		SGD	153	0	(1)
	07/2015			581		TWD	17,703	0	(8)

JPM	07/2015		HUF	46,427	$		166	2	0
	07/2015		INR	16,487			256	0	(3)
	07/2015		PLN	948			257	5	0
	07/2015	$		168		HUF	46,427	0	(4)
	07/2015			259		INR	16,487	0	0
	07/2015			252		PLN	948	0	(1)
	08/2015		THB	2,647	$		79	1	0
	08/2015	$		78		THB	2,647	0	0

SCX	07/2015		BRL	893	$		288	1	0
	07/2015	$		294		BRL	893	0	(7)

SOG	07/2015		CZK	4,597	$		179	0	(9)
	07/2015	$		191		CZK	4,597	0	(3)

UAG	07/2015		IDR	749,168	$		56	0	0
	07/2015	$		56		IDR	749,168	0	0

Total Forward Foreign Currency Contracts								$80	$(74)

WRITTEN OPTIONS:

AS OF JUNE 30, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	2,230	$0	EUR	0	$(73)
Sales	0	1,000		800	(36)
Closing Buys	0	(200)		(800)	35
Expirations	(2,230)	(800)		0	74
Exercised	0	0		0	0

Balance at End of Period	0	$0	EUR	0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BPS	$3	$0	$0	$3	$(6)	$0	$0	$(6)	$(3)	$0	$(3)
BRC	13	0	0	13	(21)	0	0	(21)	(8)	0	(8)
DUB	43	0	0	43	(3)	0	0	(3)	40	0	40
FBF	5	0	0	5	(5)	0	0	(5)	0	0	0
HUS	7	0	0	7	(12)	0	0	(12)	(5)	0	(5)
JPM	8	0	0	8	(8)	0	0	(8)	0	0	0
SCX	1	0	0	1	(7)	0	0	(7)	(6)	0	(6)
SOG	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)

Total Over the Counter	$80	$0	$0	$80	$(74)	$0	$0	$(74)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74	$0	$74

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(129)	$0	$0	$(129)
Written Options	0	0	73	0	0	73
Futures	0	0	(12)	0	4	(8)

	$0	$0	$(68)	$0	$4	$(64)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$185	$0	$185
Purchased Options	0	0	6	(1)	0	5
Written Options	0	0	0	3	0	3
Swap Agreements	0	14	19	0	0	33

	$0	$14	$25	$187	$0	$226

	$0	$14	$(43)	$187	$4	$162

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$44	$0	$0	$44
Written Options	0	0	(24)	0	0	(24)
Futures	0	0	0	0	(7)	(7)

	$0	$0	$20	$0	$(7)	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5
Swap Agreements	0	(11)	(28)	0	0	(39)

	$0	$(11)	$(28)	$5	$0	$(34)

	$0	$(11)	$(8)	$5	$(7)	$(21)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Short-Term Notes	$0	$2,200	$0	$2,200
	$0	$2,200	$0	$2,200

Investments in Affiliates, at Value
Mutual Funds
United States	5,518	0	0	5,518
Short-Term Instruments
Central Funds Used for Cash Management Purposes	101	0	0	101
	$5,619	$0	$0	$5,619

Total Investments	$5,619	$2,200	$0	$7,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$80	$0	$80

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(74)	$0	$(74)

Totals	$5,619	$2,206	$0	$7,825

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	59

Schedule of Investments PIMCO EqS® Emerging Markets Fund

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 28.0%

SHORT-TERM INSTRUMENTS 28.0%

REPURCHASE AGREEMENTS (a) 28.0%
$1,327

Total Short-Term Instruments (Cost $1,327)	1,327

Total Investments in Securities (Cost $1,327)	1,327

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 74.5%

SHORT TERM INSTRUMENTS 74.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 74.5%
PIMCO Short-Term Floating NAV Portfolio III	355,217	$3,523

Total Short Term Instruments (Cost $3,523)		3,523

Total Investments in Affiliates (Cost $3,523)		3,523

Total Investments 102.5% (Cost $4,850)		$4,850

Other Assets and Liabilities, net (2.5%)		(119)

Net Assets 100.0%		$4,731

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,327	Fannie Mae 2.260% due 10/17/2022	$(1,354)	$1,327	$1,327

Total Repurchase Agreements						$(1,354)	$1,327	$1,327

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,327	$0	$0	$0	$1,327	$(1,354)	$(27)

Total Borrowings and Other Financing Transactions	$1,327	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(679)	$0	$0	$(679)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,745	$0	$1,745
Swap Agreements	0	0	(363)	0	0	(363)

	$0	$0	$(363)	$1,745	$0	$1,382

	$0	$0	$(1,042)	$1,745	$0	$703

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,178)	$0	$(2,178)
Swap Agreements	0	0	205	0	0	205

	$0	$0	$205	$(2,178)	$0	$(1,973)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,327	$0	$1,327
	$0	$1,327	$0	$1,327

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	$3,523	$0	$0	$3,523

Total Investments	$3,523	$1,327	$0	$4,850

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	61

Schedule of Investments PIMCO EqS® Long/Short Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.9%

COMMON STOCKS 76.8%

UNITED KINGDOM 1.5%

CONSUMER DISCRETIONARY 1.5%
Markit Ltd. (a)	500,000	$12,785

Total United Kingdom		12,785

UNITED STATES 75.3%

CONSUMER DISCRETIONARY 22.1%
Big Lots, Inc. (d)	320,000	14,397
Deckers Outdoor Corp. (a)	260,000	18,712
Dick’s Sporting Goods, Inc.	121,000	6,264
Dollar General Corp.	265,000	20,601
Live Nation Entertainment, Inc. (a)	730,000	20,068
Nielsen NV	750,000	33,578
PVH Corp. (d)	100,000	11,520
Time Warner, Inc.	550,000	48,075
TJX Cos., Inc.	270,000	17,866

		191,081

CONSUMER STAPLES 1.7%
Sanderson Farms, Inc.	200,000	15,032

ENERGY 1.0%
Devon Energy Corp.	150,000	8,924

FINANCIALS 10.6%
Allstate Corp.	135,000	8,757
Bank of New York Mellon Corp.	900,000	37,773
Citigroup, Inc.	320,000	17,677
CoreLogic, Inc. (a)	100,000	3,969
McGraw Hill Financial, Inc.	230,000	23,104

		91,280

	SHARES	MARKET VALUE (000S)
HEALTH CARE 19.0%
Brookdale Senior Living, Inc. (a)	550,000	$19,085
Cardinal Health, Inc. (d)	168,000	14,053
Community Health Systems, Inc. (a)	460,000	28,966
HCA Holdings, Inc. (a)	50,000	4,536
HealthSouth Corp.	900,000	41,454
Laboratory Corp. of America Holdings (a)	385,000	46,670
Tenet Healthcare Corp. (a)(d)	160,000	9,261

		164,025

INDUSTRIALS 5.3%
KAR Auction Services, Inc.	1,220,000	45,628
Spirit Airlines, Inc. (a)	5,000	310

		45,938

INFORMATION TECHNOLOGY 11.1%
DST Systems, Inc. (d)	350,000	44,093
Google, Inc. ‘C’ (a)(d)	100,000	52,051

		96,144

MATERIALS 2.7%
Berry Plastics Group, Inc. (a)	400,000	12,960
Sealed Air Corp. (d)	200,000	10,276

		23,236

TELECOMMUNICATION SERVICES 1.8%
T-Mobile US, Inc. (a)(d)	400,000	15,508

Total United States		651,168

Total Common Stocks (Cost $610,468)		663,953

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 3.1%

UNITED STATES 3.1%

FINANCIALS 3.1%
Select Income REIT	1,300,000	$26,832

Total Real Estate Investment Trusts (Cost $31,868)		26,832

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		212

Total Short-Term Instruments (Cost $212)		212

Total Investments in Securities (Cost $642,548)		690,997

INVESTMENTS IN AFFILIATES 14.1%

SHORT TERM INSTRUMENTS 14.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.1%
PIMCO Short-Term Floating NAV Portfolio III	12,349,400	122,481

Total Short Term Instruments (Cost $122,492)		122,481

Total Investments in Affiliates (Cost $122,492)		122,481

Total Investments 94.0% (Cost $765,040)		$813,478

Securities Sold Short (c) (21.7%) (Proceeds $190,940)		(187,302)

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $2,495)		(312)

Other Assets and Liabilities, net 27.7%		239,244

Net Assets 100.0%		$865,108

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$212	Fannie Mae 2.260% due 10/17/2022	$(221)	$212	$212

Total Repurchase Agreements						$(221)	$212	$212

(1)	Includes accrued interest.

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  SECURITIES SOLD SHORT:

(d)	Securities with an aggregate market value of $117,108 and cash of $163,836 have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales (2)
	Common Stocks
	Canada
	Consumer Staples
FOB	Alimentation Couche-Tard, Inc.	70,000	$(2,782)	$(2,994)
	Industrials
GSC	Canadian Pacific Railway Ltd.	7,100	(1,155)	(1,138)
	Hong Kong
	Consumer Discretionary
UBS	Melco Crown Entertainment Ltd. - ADR	120,000	(2,265)	(2,356)
	Melco Crown Entertainment Ltd. - ADR	40,000	(755)	(785)
	Melco Crown Entertainment Ltd. - ADR	105,000	(2,001)	(2,061)
	Italy
	Energy
GSC	Saipem SpA	600,000	(7,517)	(6,340)
	Switzerland
	Energy
UBS	Transocean Ltd.	490,000	(8,638)	(7,899)
	United Kingdom
	Energy
	Ensco PLC ‘A’	300,000	(6,962)	(6,681)
	United States
	Consumer Discretionary
FOB	Wynn Resorts Ltd.	140,000	(13,942)	(13,814)
GSC	Cogent Communications Holdings, Inc.	80,000	(2,716)	(2,707)
FOB	Gap, Inc.	100,000	(3,864)	(3,817)
GSC	MSC Industrial Direct Co., Inc.	85,000	(5,963)	(5,931)
	Coach, Inc.	130,000	(4,664)	(4,499)
FOB	Big Lots, Inc.	100,000	(4,527)	(4,499)
	Discovery Communications, Inc.	110,000	(3,704)	(3,659)
	Titan International, Inc.	410,000	(3,863)	(4,405)
	Energy
	Oceaneering International, Inc.	135,000	(6,881)	(6,290)
	Financials
GSC	NorthStar Asset Management Group, Inc.	705,000	(13,755)	(13,035)
	LPL Financial Holdings, Inc.	200,000	(9,237)	(9,298)
	Industrials
	Fastenal Co.	40,000	(1,727)	(1,687)
FOB	Healthcare Services Group, Inc.	90,000	(2,859)	(2,974)
GSC	WW Grainger, Inc.	35,000	(8,516)	(8,283)
	Genesee & Wyoming, Inc. ‘A’	50,000	(3,913)	(3,809)
	Parker-Hannifin Corp.	105,000	(12,329)	(12,215)
	Information Technology
FOB	Lam Research Corp.	150,000	(12,249)	(12,203)
GSC	Zillow Group, Inc. ‘A’	34,600	(3,095)	(3,001)
	DST Systems, Inc.	50,000	(6,217)	(6,299)
	Telecommunication Services
	Sprint Corp.	1,950,000	(8,864)	(8,892)
	Exchange-Traded Funds
	United States
FOB	iShares U.S. Home Construction ETF	150,000	(4,195)	(4,118)
	iShares U.S. Home Construction ETF	300,000	(8,401)	(8,235)
	SPDR S&P Retail ETF	90,000	(8,885)	(8,879)
	Real Estate Investment Trusts
	United States
	Financials
	Camden Property Trust	60,000	(4,499)	(4,499)

Total Short Sales			$(190,940)	$(187,302)

(2)	Payable for short sales includes $44 of dividends payable.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	63

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$212	$0	$0	$0	$212	$(221)	$(9)

Prime Brokerage Agreement
FOB	0	0	0	(80,386)	(80,386)	91,024	10,638
GSC	0	0	0	(87,134)	(87,134)	189,854	102,720
MSC	0	0	0	0	0	64	64
UBS	0	0	0	(19,782)	(19,782)	1	(19,781)

Total Borrowings and Other Financing Transactions	$212	$0	$0	$(187,302)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Community Health Systems, Inc.	$47.000	07/17/2015	7,360	$1,912	$92
Put - CBOE HCA Holdings, Inc.	70.000	07/17/2015	1,300	290	3
Call - CBOE Windstream Holdings, Inc.	11.000	11/20/2015	7,700	293	54

				$2,495	$149

Total Purchased Options				$2,495	$149

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Short	09/2015	400	$202	$0	$(295)

Total Futures Contracts				$202	$0	$(295)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $5,625 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$149	$0	$0	$149	$0	$(372)	$0	$(372)

(1)	Unsettled variation margin liability of $(77) for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	07/2015	$	4,730	EUR	4,163	$0	$(89)

Total Forward Foreign Currency Contracts						$0	$(89)

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

WRITTEN OPTIONS:

AS OF JUNE 30, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	4,000	$0	$(1,008)
Sales	15,351	130	(2,242)
Closing Buys	(14,410)	(130)	2,375
Expirations	(1,941)	0	419
Exercised	(3,000)	0	456

Balance at End of Period	0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
GLM	$0	$0	$0	$0	$(89)	$0	$0	$(89)	$(89)	$0	$(89)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$149	$0	$0	$149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$372	$0	$0	$372

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89	$0	$89

	$0	$0	$372	$89	$0	$461

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,314)	$0	$0	$(2,314)
Written Options	0	0	33	0	0	33
Futures	0	0	(4,965)	0	0	(4,965)

	$0	$0	$(7,246)	$0	$0	$(7,246)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,259)	$0	$(1,259)
Written Options	0	0	(34)	0	0	(34)
Swap Agreements	0	0	294	0	0	294

	$0	$0	$260	$(1,259)	$0	$(999)

	$0	$0	$(6,986)	$(1,259)	$0	$(8,245)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	65

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

June 30, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,772)	$0	$0	$(1,772)
Written Options	0	0	1,612	0	0	1,612
Futures	0	0	202	0	0	202

	$0	$0	$42	$0	$0	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,899	$0	$3,899

	$0	$0	$42	$3,899	$0	$3,941

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
United Kingdom
Consumer Discretionary	$12,785	$0	$0	$12,785
United States
Consumer Discretionary	191,081	0	0	191,081
Consumer Staples	15,032	0	0	15,032
Energy	8,924	0	0	8,924
Financials	91,280	0	0	91,280
Health Care	164,025	0	0	164,025
Industrials	45,938	0	0	45,938
Information Technology	96,144	0	0	96,144
Materials	23,236	0	0	23,236
Telecommunication Services	15,508	0	0	15,508
Real Estate Investment Trusts
United States
Financials	26,832	0	0	26,832
Short-Term Instruments
Repurchase Agreements	0	212	0	212
	$690,785	$212	$0	$690,997

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	122,481	0	0	122,481

Total Investments	$813,266	$212	$0	$813,478

Short Sales, at Value - Liabilities
Common Stocks
Canada
Consumer Staples	$(2,994)	$0	$0	$(2,994)
Industrials	(1,138)	0	0	(1,138)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Hong Kong
Consumer Discretionary	$(5,202)	$0	$0	$(5,202)
Italy
Energy	0	(6,340)	0	(6,340)
Switzerland
Energy	(7,899)	0	0	(7,899)
United Kingdom
Energy	(6,681)	0	0	(6,681)
United States
Consumer Discretionary	(43,331)	0	0	(43,331)
Energy	(6,290)	0	0	(6,290)
Financials	(22,333)	0	0	(22,333)
Industrials	(28,968)	0	0	(28,968)
Information Technology	(21,503)	0	0	(21,503)
Telecommunication Services	(8,892)	0	0	(8,892)
Exchange-Traded Funds
United States	(21,232)	0	0	(21,232)
Real Estate Investment Trusts
United States
Financials	(4,499)	0	0	(4,499)
	$(180,962)	$(6,340)	$0	$(187,302)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$149	$0	$149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(295)	0	0	(295)
Over the counter	0	(89)	0	(89)
	$(295)	$(89)	$0	$(384)

Totals	$632,009	$(6,068)	$0	$625,941

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

66	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Global Dividend Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.1%

COMMON STOCKS 92.5%

AUSTRALIA 2.1%

CONSUMER DISCRETIONARY 1.0%
G8 Education Ltd.	512,414	$1,288

INDUSTRIALS 1.1%
Spotless Group Holdings Ltd.	841,933	1,355

Total Australia		2,643

BERMUDA 1.8%

INDUSTRIALS 1.8%
Golar LNG Partners LP	94,722	2,337

Total Bermuda		2,337

BRAZIL 2.9%

INDUSTRIALS 1.0%
Arteris S.A.	433,300	1,317

UTILITIES 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	209,211	1,084
Light S.A.	232,900	1,268

		2,352

Total Brazil		3,669

CANADA 1.7%

UTILITIES 1.7%
Capital Power Corp.	127,252	2,195

Total Canada		2,195

CHINA 1.0%

CONSUMER STAPLES 1.0%
Want Want China Holdings Ltd.	1,225,000	1,293

Total China		1,293

CYPRUS 0.6%

ENERGY 0.6%
ProSafe SE	216,111	749

Total Cyprus		749

FRANCE 5.8%

CONSUMER STAPLES 1.9%
Carrefour S.A.	77,003	2,474

UTILITIES 3.9%
Electricite de France S.A.	112,872	2,525
Suez Environnement Co.	129,362	2,415

		4,940

Total France		7,414

GERMANY 2.0%

UTILITIES 2.0%
E.ON SE	189,501	2,527

Total Germany		2,527

	SHARES	MARKET VALUE (000S)
GREECE 0.9%

CONSUMER DISCRETIONARY 0.9%
OPAP S.A.	148,698	$1,186

Total Greece		1,186

HONG KONG 4.4%

CONSUMER DISCRETIONARY 2.0%
Li & Fung Ltd.	3,132,000	2,483

TELECOMMUNICATION SERVICES 2.4%
China Mobile Ltd.	243,000	3,114

Total Hong Kong		5,597

ITALY 3.8%

FINANCIALS 2.9%
Intesa Sanpaolo SpA	1,020,273	3,705

INDUSTRIALS 0.9%
Societa Iniziative Autostradali e Servizi SpA	112,282	1,199

Total Italy		4,904

JAPAN 4.0%

CONSUMER DISCRETIONARY 1.9%
Bridgestone Corp.	65,800	2,432

TELECOMMUNICATION SERVICES 2.1%
Nippon Telegraph & Telephone Corp.	74,600	2,702

Total Japan		5,134

MEXICO 1.0%

CONSUMER STAPLES 1.0%
Coca-Cola Femsa S.A.B. de C.V.	162,500	1,291

Total Mexico		1,291

NETHERLANDS 3.6%

FINANCIALS 3.6%
Aegon NV	358,993	2,649
NN Group NV	68,183	1,920

		4,569

Total Netherlands		4,569

SPAIN 1.6%

CONSUMER STAPLES 1.6%
Ebro Foods S.A.	101,496	1,966

Total Spain		1,966

SWITZERLAND 2.3%

HEALTH CARE 2.3%
Roche Holding AG	10,590	2,969

Total Switzerland		2,969

	SHARES	MARKET VALUE (000S)
TAIWAN 1.2%

INFORMATION TECHNOLOGY 1.2%
Radiant Opto-Electronics Corp.	426,360	$1,581

Total Taiwan		1,581

TURKEY 1.1%

INDUSTRIALS 1.1%
TAV Havalimanlari Holding A/S	162,103	1,376

Total Turkey		1,376

UNITED KINGDOM 9.9%

CONSUMER STAPLES 2.4%
Imperial Tobacco Group PLC	63,571	3,062

FINANCIALS 4.6%
ICAP PLC	239,392	1,991
Lloyds Banking Group PLC	2,862,311	3,842

		5,833

TELECOMMUNICATION SERVICES 2.9%
Vodafone Group PLC	1,030,975	3,761

Total United Kingdom		12,656

UNITED STATES 40.8%

CONSUMER DISCRETIONARY 3.1%
General Motors Co.	51,687	1,722
Kohl’s Corp.	36,319	2,274

		3,996

ENERGY 1.6%
Targa Resources Corp.	21,954	1,959

FINANCIALS 10.4%
Blackstone Group LP	78,215	3,197
JPMorgan Chase & Co.	47,205	3,199
Navient Corp.	136,435	2,484
Prudential Financial, Inc.	35,835	3,136
Regions Financial Corp.	126,529	1,311

		13,327

HEALTH CARE 4.6%
AbbVie, Inc.	23,277	1,564
Merck & Co., Inc.	32,828	1,869
Pfizer, Inc.	73,598	2,467

		5,900

INFORMATION TECHNOLOGY 8.7%
Cisco Systems, Inc.	93,711	2,573
NetApp, Inc.	40,344	1,273
QUALCOMM, Inc.	44,624	2,795
Symantec Corp.	101,319	2,356
Western Digital Corp.	27,544	2,160

		11,157

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	67

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 4.7%
International Paper Co.	43,359	$2,063
Steel Dynamics, Inc.	120,834	2,503
Tronox Ltd. ‘A’	98,257	1,438

		6,004

TELECOMMUNICATION SERVICES 2.9%
AT&T, Inc.	104,327	3,706

UTILITIES 4.8%
ONE Gas, Inc.	63,283	2,693
PG&E Corp.	70,682	3,471

		6,164

Total United States		52,213

Total Common Stocks (Cost $115,670)		118,269

REAL ESTATE INVESTMENT TRUSTS 2.8%

UNITED STATES 2.8%

FINANCIALS 2.8%
Colony Capital, Inc.	155,989	3,533

Total Real Estate Investment Trusts (Cost $3,251)		3,533

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.4%
		540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.009% due 09/03/2015 - 11/05/2015 (a)(d)	$571	$571

Total Short-Term Instruments (Cost $1,111)		1,111

Total Investments in Securities (Cost $120,032)		122,913

	SHARES
INVESTMENTS IN AFFILIATES 2.4%

SHORT TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio III	304,920	3,024

Total Short Term Instruments (Cost $3,024)		3,024

Total Investments in Affiliates (Cost $3,024)		3,024

Total Investments 98.5% (Cost $123,056)		$125,937

Financial Derivative Instruments (c)(d) (0.2%) (Cost or Premiums, net $0)		(284)

Other Assets and Liabilities, net 1.7%		2,261

Net Assets 100.0%		$127,914

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$540	Fannie Mae 2.260% due 10/17/2022	$(554)	$540	$540

Total Repurchase Agreements						$(554)	$540	$540

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$540	$0	$0	$0	$540	$(554)	$(14)

Total Borrowings and Other Financing Transactions	$540	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		JPY	354,128	$		2,864	$0	$(29)
	09/2015	$		75		HKD	582	0	0

GLM	07/2015			2,862		JPY	354,128	32	0
	08/2015		JPY	354,128	$		2,863	0	(32)

HUS	07/2015	$		92		SGD	126	1	0

MSB	07/2015			13,534		EUR	12,094	0	(51)
	08/2015		EUR	12,094	$		13,539	51	0
	08/2015		GBP	2,531			3,986	10	0
	08/2015	$		3,727		EUR	3,336	0	(7)
	08/2015			2,857		JPY	353,571	33	0

UAG	07/2015		EUR	12,094	$		13,191	0	(292)

Total Forward Foreign Currency Contracts								$127	$(411)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $320 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(29)	$0	$0	$(29)	$(29)	$0	$(29)
DUB	0	0	0	0	0	0	0	0	0	(90)	(90)
GLM	32	0	0	32	(32)	0	0	(32)	0	0	0
HUS	1	0	0	1	0	0	0	0	1	0	1
MSB	94	0	0	94	(58)	0	0	(58)	36	0	36
UAG	0	0	0	0	(292)	0	0	(292)	(292)	320	28

Total Over the Counter	$127	$0	$0	$127	$(411)	$0	$0	$(411)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$411	$0	$411

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	69

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,557	$0	$2,557

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(318)	$0	$(318)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$1,288	$0	$1,288
Industrials	0	1,355	0	1,355
Bermuda
Industrials	2,337	0	0	2,337
Brazil
Industrials	1,317	0	0	1,317
Utilities	2,352	0	0	2,352
Canada
Utilities	2,195	0	0	2,195
China
Consumer Staples	0	1,293	0	1,293
Cyprus
Energy	0	749	0	749
France
Consumer Staples	0	2,474	0	2,474
Utilities	0	4,940	0	4,940
Germany
Utilities	0	2,527	0	2,527
Greece
Consumer Discretionary	0	1,186	0	1,186
Hong Kong
Consumer Discretionary	0	2,483	0	2,483
Telecommunication Services	0	3,114	0	3,114
Italy
Financials	0	3,705	0	3,705
Industrials	0	1,199	0	1,199
Japan
Consumer Discretionary	0	2,432	0	2,432
Telecommunication Services	0	2,702	0	2,702
Mexico
Consumer Staples	1,291	0	0	1,291
Netherlands
Financials	0	4,569	0	4,569
Spain
Consumer Staples	0	1,966	0	1,966
Switzerland
Health Care	0	2,969	0	2,969

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Taiwan
Information Technology	$0	$1,581	$0	$1,581
Turkey
Industrials	0	1,376	0	1,376
United Kingdom
Consumer Staples	0	3,062	0	3,062
Financials	0	5,833	0	5,833
Telecommunication Services	0	3,761	0	3,761
United States
Consumer Discretionary	3,996	0	0	3,996
Energy	1,959	0	0	1,959
Financials	13,327	0	0	13,327
Health Care	5,900	0	0	5,900
Information Technology	11,157	0	0	11,157
Materials	6,004	0	0	6,004
Telecommunication Services	3,706	0	0	3,706
Utilities	6,164	0	0	6,164
Real Estate Investment Trusts
United States
Financials	3,533	0	0	3,533
Short-Term Instruments
Repurchase Agreements	0	540	0	540
U.S. Treasury Bills	0	571	0	571
	$65,238	$57,675	$0	$122,913

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	3,024	0	0	3,024

Total Investments	$68,262	$57,675	$0	$125,937

Financial Derivative Instruments - Assets
Over the counter	$0	$127	$0	$127

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(411)	$0	$(411)

Totals	$68,262	$57,391	$0	$125,653

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

70	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO International Dividend Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.8%

COMMON STOCKS 96.8%

AUSTRALIA 9.7%

CONSUMER DISCRETIONARY 1.5%
G8 Education Ltd.	48,586	$122

CONSUMER STAPLES 0.9%
Coca-Cola Amatil Ltd.	10,947	77

HEALTH CARE 2.0%
Sonic Healthcare Ltd.	10,054	166

INDUSTRIALS 3.4%
Asciano Ltd.	15,897	82
Spotless Group Holdings Ltd.	124,239	200

		282

MATERIALS 1.9%
Iluka Resources Ltd.	25,761	152

Total Australia		799

BERMUDA 3.0%

INDUSTRIALS 3.0%
Golar LNG Partners LP	9,961	246

Total Bermuda		246

BRAZIL 3.8%

INDUSTRIALS 1.4%
Arteris S.A.	37,800	115

UTILITIES 2.4%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	13,902	72
Light S.A.	22,700	123

		195

Total Brazil		310

CANADA 2.4%

UTILITIES 2.4%
Capital Power Corp.	11,227	194

Total Canada		194

CHINA 3.1%

CONSUMER DISCRETIONARY 1.2%
Great Wall Motor Co. Ltd. ‘H’	20,000	95

CONSUMER STAPLES 1.9%
Want Want China Holdings Ltd.	152,000	161

Total China		256

CYPRUS 0.5%

ENERGY 0.5%
ProSafe SE	12,198	42

Total Cyprus		42

	SHARES	MARKET VALUE (000S)
FRANCE 7.3%

CONSUMER STAPLES 1.5%
Carrefour S.A.	3,744	$120

UTILITIES 5.8%
Electricite de France S.A.	10,858	243
Suez Environnement Co.	12,466	233

		476

Total France		596

GERMANY 2.0%

UTILITIES 2.0%
E.ON SE	12,052	161

Total Germany		161

GREECE 1.0%

CONSUMER DISCRETIONARY 1.0%
OPAP S.A.	10,352	82

Total Greece		82

HONG KONG 5.9%

CONSUMER DISCRETIONARY 2.9%
Li & Fung Ltd.	298,000	236

TELECOMMUNICATION SERVICES 3.0%
China Mobile Ltd.	9,500	122
PCCW Ltd.	208,000	124

		246

Total Hong Kong		482

ISRAEL 2.0%

HEALTH CARE 2.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	2,820	167

Total Israel		167

ITALY 4.5%

FINANCIALS 3.0%
Intesa Sanpaolo SpA	68,186	248

INDUSTRIALS 1.5%
Societa Iniziative Autostradali e Servizi SpA	11,083	118

Total Italy		366

JAPAN 6.5%

CONSUMER DISCRETIONARY 1.9%
Bridgestone Corp.	4,200	155

CONSUMER STAPLES 2.1%
Lawson, Inc.	2,500	171

TELECOMMUNICATION SERVICES 2.5%
Nippon Telegraph & Telephone Corp.	5,800	210

Total Japan		536

	SHARES	MARKET VALUE (000S)
LUXEMBOURG 1.5%

FINANCIALS 1.5%
Regus PLC	30,471	$125

Total Luxembourg		125

MEXICO 1.4%

CONSUMER STAPLES 0.9%
Coca-Cola Femsa S.A.B. de C.V.	9,900	79

MATERIALS 0.5%
Southern Copper Corp.	1,305	38

Total Mexico		117

NETHERLANDS 3.5%

FINANCIALS 3.5%
Aegon NV	16,053	118
NN Group NV	6,132	173

		291

Total Netherlands		291

SINGAPORE 0.7%

INDUSTRIALS 0.7%
Singapore Airlines Ltd.	6,800	54

Total Singapore		54

SOUTH AFRICA 2.7%

TELECOMMUNICATION SERVICES 2.7%
MTN Group Ltd.	11,628	218

Total South Africa		218

SPAIN 1.4%

CONSUMER STAPLES 1.4%
Ebro Foods S.A.	6,086	118

Total Spain		118

SWITZERLAND 2.0%

HEALTH CARE 2.0%
Roche Holding AG	582	163

Total Switzerland		163

TAIWAN 2.6%

INFORMATION TECHNOLOGY 2.6%
Radiant Opto-Electronics Corp.	58,000	215

Total Taiwan		215

THAILAND 1.5%

TELECOMMUNICATION SERVICES 1.5%
Total Access Communication PCL - NVDR	49,900	123

Total Thailand		123

TURKEY 1.6%

INDUSTRIALS 1.6%
TAV Havalimanlari Holding A/S	15,077	128

Total Turkey		128

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	71

Schedule of Investments PIMCO International Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 17.9%

CONSUMER STAPLES 4.0%
Imperial Tobacco Group PLC	6,731	$324

FINANCIALS 9.9%
HSBC Holdings PLC	35,607	319
ICAP PLC	20,088	167
Lloyds Banking Group PLC	245,579	330

		816

TELECOMMUNICATION SERVICES 4.0%
Vodafone Group PLC	89,208	325

Total United Kingdom		1,465

UNITED STATES 8.3%

CONSUMER DISCRETIONARY 1.5%
Nielsen NV	2,671	120

	SHARES	MARKET VALUE (000S)
HEALTH CARE 3.4%
AbbVie, Inc.	1,757	$118
Pfizer, Inc.	4,888	164

		282

INFORMATION TECHNOLOGY 3.4%
Cisco Systems, Inc.	4,437	122
QUALCOMM, Inc.	2,517	157

		279

Total United States		681

Total Common Stocks (Cost $7,992)		7,935

Total Investments in Securities (Cost $7,992)		7,935

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%
PIMCO Short-Term Floating NAV Portfolio III	11,099	$110

Total Short Term Instruments (Cost $110)		110

Total Investments in Affiliates (Cost $110)		110

Total Investments 98.2% (Cost $8,102)		$8,045

Financial Derivative Instruments (a) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 1.8%		149

Net Assets 100.0%		$8,194

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	08/2015		EUR	176	$		196	$0	$0

MSB	08/2015		GBP	268			422	1	0
	08/2015	$		360		EUR	322	0	(1)

Total Forward Foreign Currency Contracts								$1	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
MSB	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$122	$0	$122
Consumer Staples	0	77	0	77
Health Care	0	166	0	166
Industrials	0	282	0	282
Materials	0	152	0	152
Bermuda
Industrials	246	0	0	246
Brazil
Industrials	115	0	0	115
Utilities	195	0	0	195
Canada
Utilities	194	0	0	194
China
Consumer Discretionary	0	0	95	95
Consumer Staples	0	161	0	161
Cyprus
Energy	0	42	0	42
France
Consumer Staples	0	120	0	120
Utilities	0	476	0	476
Germany
Utilities	0	161	0	161
Greece
Consumer Discretionary	0	82	0	82
Hong Kong
Consumer Discretionary	0	236	0	236
Telecommunication Services	0	246	0	246
Israel
Health Care	167	0	0	167
Italy
Financials	0	248	0	248
Industrials	0	118	0	118

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Japan
Consumer Discretionary	$0	$155	$0	$155
Consumer Staples	0	171	0	171
Telecommunication Services	0	210	0	210
Luxembourg
Financials	0	125	0	125
Mexico
Consumer Staples	79	0	0	79
Materials	38	0	0	38
Netherlands
Financials	0	291	0	291
Singapore
Industrials	0	54	0	54
South Africa
Telecommunication Services	0	218	0	218
Spain
Consumer Staples	0	118	0	118
Switzerland
Health Care	0	163	0	163
Taiwan
Information Technology	0	215	0	215
Thailand
Telecommunication Services	0	123	0	123
Turkey
Industrials	0	128	0	128
United Kingdom
Consumer Staples	0	324	0	324
Financials	0	816	0	816
Telecommunication Services	0	325	0	325
United States
Consumer Discretionary	120	0	0	120
Health Care	282	0	0	282
Information Technology	279	0	0	279
	$1,715	$6,125	$95	$7,935

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	73

Schedule of Investments PIMCO International Dividend Fund (Cont.)

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	$110	$0	$0	$110

Total Investments	$1,825	$6,125	$95	$8,045

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Totals	$1,825	$6,125	$95	$8,045

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 06/30/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Common Stocks
China
Consumer Discretionary	$0	$155	$(36)	$0	$(4)	$(20)	$0	$0	$95	$(20)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Common Stocks
China
Consumer Discretionary	$95	Other Valuation Techniques	Market Comparable Valuation	97.22

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

74	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Dividend Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

COMMON STOCKS 90.0%

BERMUDA 2.8%

INDUSTRIALS 2.8%
Golar LNG Partners LP	6,273	$155

Total Bermuda		155

CANADA 1.4%

UTILITIES 1.4%
Capital Power Corp.	4,584	79

Total Canada		79

SWITZERLAND 2.9%

HEALTH CARE 2.9%
Roche Holding AG	583	164

Total Switzerland		164

UNITED STATES 82.9%

CONSUMER DISCRETIONARY 12.7%
General Motors Co.	4,918	164
Kohl’s Corp.	2,626	164
Nielsen NV	5,805	260
Time Warner, Inc.	1,356	119

		707

ENERGY 3.0%
Targa Resources Corp.	1,855	165

FINANCIALS 15.5%
Blackstone Group LP	2,686	110
JPMorgan Chase & Co.	3,547	240
Navient Corp.	8,986	164

	SHARES	MARKET VALUE (000S)
Prudential Financial, Inc.	2,703	$237
Regions Financial Corp.	11,031	114

		865

HEALTH CARE 10.1%
AbbVie, Inc.	1,733	116
Merck & Co., Inc.	3,890	222
Pfizer, Inc.	6,721	225

		563

INDUSTRIALS 4.3%
RR Donnelley & Sons Co.	9,219	161
Timken Co.	2,217	81

		242

INFORMATION TECHNOLOGY 17.2%
Cisco Systems, Inc.	6,930	190
NetApp, Inc.	3,476	110
QUALCOMM, Inc.	4,177	261
Symantec Corp.	9,708	226
Western Digital Corp.	2,204	173

		960

MATERIALS 10.3%
Dow Chemical Co.	3,346	171
International Paper Co.	2,202	105
Mosaic Co.	1,925	90
Steel Dynamics, Inc.	5,327	110
Tronox Ltd. ‘A’	6,810	100

		576

TELECOMMUNICATION SERVICES 5.0%
AT&T, Inc.	7,845	279

	SHARES	MARKET VALUE (000S)
UTILITIES 4.8%
ONE Gas, Inc.	1,382	$59
PG&E Corp.	4,272	209

		268

Total United States		4,625

Total Common Stocks (Cost $5,101)		5,023

REAL ESTATE INVESTMENT TRUSTS 7.5%

UNITED STATES 7.5%

FINANCIALS 7.5%
Colony Capital, Inc.	11,465	259
Outfront Media, Inc.	6,252	158

		417

Total Real Estate Investment Trusts (Cost $456)		417

Total Investments in Securities (Cost $5,557)		5,440

INVESTMENTS IN AFFILIATES 0.2%

SHORT TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III	1,014	10

Total Short Term Instruments (Cost $10)		10

Total Investments in Affiliates (Cost $10)		10

Total Investments 97.7% (Cost $5,567)		$5,450

Other Assets and Liabilities, net 2.3%		126

Net Assets 100.0%		$5,576

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	75

Schedule of Investments PIMCO U.S. Dividend Fund (Cont.)

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Bermuda
Industrials	$155	$0	$0	$155
Canada
Utilities	79	0	0	79
Switzerland
Health Care	0	164	0	164
United States
Consumer Discretionary	707	0	0	707
Energy	165	0	0	165
Financials	865	0	0	865
Health Care	563	0	0	563
Industrials	242	0	0	242
Information Technology	960	0	0	960

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Materials	$576	$0	$0	$576
Telecommunication Services	279	0	0	279
Utilities	268	0	0	268
Real Estate Investment Trusts
United States
Financials	417	0	0	417
	$5,276	$164	$0	$5,440

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	10	0	0	10

Total Investments	$5,286	$164	$0	$5,450

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

76	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund®

June 30, 2015

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 6.7%

SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS (b) 2.5%
		$2,317

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 4.2%
0.014% due 07/23/2015 - 10/15/2015 (a)(d)(f)	$3,947	3,947

Total Short-Term Instruments (Cost $6,264)		6,264

Total Investments in Securities (Cost $6,264)		6,264

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 91.9%

SHORT TERM INSTRUMENTS 91.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 91.9%
PIMCO Short-Term Floating NAV Portfolio III	8,665,168	$85,941

Total Short Term Instruments (Cost $85,950)		85,941

Total Investments in Affiliates (Cost $85,950)		85,941

Total Investments 98.6% (Cost $92,214)		$92,205

Financial Derivative Instruments (c)(e) 0.1% (Cost or Premiums, net $0)		130

Other Assets and Liabilities, net 1.3%		1,220

Net Assets 100.0%		$93,555

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$2,317	Fannie Mae 2.260% due 10/17/2022	$(2,365)	$2,317	$2,317

Total Repurchase Agreements						$(2,365)	$2,317	$2,317

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received) /Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,317	$0	$0	$0	$2,317	$(2,365)	$(48)

Prime Brokerage Agreement
GSC	0	0	0	0	0	14	14

Total Borrowings and Other Financing Transactions	$2,317	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	77

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2015	669	$(843)	$130	$0

Total Futures Contracts				$(843)	$130	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(d)	Securities with an aggregate market value of $119 and cash of ($105) have been pledged as collateral as of June 30, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $3,177 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared (1)	$0	$130	$0	$130	$0	$0	$0	$0

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

AS OF JUNE 30, 2015, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	16,837	7,213	(3,853)
Closing Buys	(15,976)	(7,213)	3,672
Expirations	(438)	0	95
Exercised	(423)	0	86

Balance at End of Period	0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $3,828 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BPS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$686	$686
DUB	0	0	0	0	0	0	0	0	0	(1,480)	(1,480)
GLM	0	0	0	0	0	0	0	0	0	1	1
HUS	0	0	0	0	0	0	0	0	0	131	131
JPM	0	0	0	0	0	0	0	0	0	184	184
MSB	0	0	0	0	0	0	0	0	0	2,174	2,174
UAG	0	0	0	0	0	0	0	0	0	652	652

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

78	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$130	$0	$0	$130

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(304)	$0	$0	$(304)
Written Options	0	0	(484)	0	0	(484)
Futures	0	0	1,291	0	0	1,291

	$0	$0	$503	$0	$0	$503

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,586	$0	$26,586
Written Options	0	0	(68)	0	0	(68)
Swap Agreements	0	0	3,989	0	0	3,989

	$0	$0	$3,921	$26,586	$0	$30,507

	$0	$0	$4,424	$26,586	$0	$31,010

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(843)	$0	$0	$(843)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,520)	$0	$(4,520)
Swap Agreements	0	0	(418)	0	0	(418)

	$0	$0	$(418)	$(4,520)	$0	$(4,938)

	$0	$0	$(1,261)	$(4,520)	$0	$(5,781)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$2,317	$0	$2,317
U.S. Treasury Bills	0	3,947	0	3,947
	$0	$6,264	$0	$6,264

Investments in Affiliates, at Value
Short Term Instruments
Central Funds Used for Cash Management Purposes	85,941	0	0	85,941

Total Investments	$85,941	$6,264	$0	$92,205

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$130	$0	$0	$130

Totals	$86,071	$6,264	$0	$92,335

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	79

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund and PIMCO

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Global Dividend Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund and PIMCO Global Dividend Fund are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

ANNUAL REPORT	JUNE 30, 2015	81

Notes to Financial Statements (Cont.)

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available

82	PIMCO EQUITY SERIES

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when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Funds’ prospectuses.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

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Notes to Financial Statements (Cont.)

prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-

end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed

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Notes to Financial Statements (Cont.)

securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class or Class M shares of the Trust and funds of PIMCO Funds, except funds of funds, (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2015 (amounts in thousands†):

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$9,092	$617	$(4,565)	$(1,370)	$(127)	$3,647	$306	$0
PIMCO Emerging Markets Bond Fund	5,207	343	(3,204)	(496)	21	1,871	189	24
PIMCO Emerging Markets Corporate Bond Fund	2,517	499	(2,770)	(191)	(55)	0	84	0
PIMCO EqS® Emerging Markets Fund	19,050	437	(18,903)	(537)	(47)	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	512	2,600	(3,112)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	4,204	(4,100)	(3)	0	101	4	0
Totals	$36,378	$8,700	$(36,654)	$(2,597)	$(208)	$5,619	$583	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

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Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the Central Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Balanced Income Fund	$980	$1,601	$(2,581)	$0	$0	$0	$1	$0
PIMCO Dividend and Income Builder Fund	19,329	88,906	(108,236)	1	0	0	7	0
PIMCO EqS® Emerging Markets Fund	519	27,214	(27,730)	(3)	0	0	15	0
PIMCO EqS® Long/Short Fund	402,024	156,943	(558,871)	(59)	(37)	0	343	0
PIMCO Global Dividend Fund	3,054	92,403	(95,457)	0	0	0	2	0
PIMCO EqS Pathfinder Fund®	133,858	86,914	(220,757)	(13)	(2)	0	113	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Balanced Income Fund	$0	$8,414	$(6,430)	$(10)	$0	$1,974	$13	$0
PIMCO Dividend and Income Builder Fund	0	450,797	(418,330)	(36)	(1)	32,430	97	0
PIMCO EqS® Emerging Markets Fund	0	63,080	(59,500)	(57)	0	3,523	78	0
PIMCO EqS® Long/Short Fund	0	1,535,713	(1,411,300)	(1,921)	(11)	122,481	2,413	0
PIMCO Global Dividend Fund	0	52,806	(49,780)	(2)	0	3,024	7	0
PIMCO International Dividend Fund	0	5,301	(5,190)	(1)	0	110	1	0
PIMCO U.S. Dividend Fund	0	2,001	(1,990)	(1)	0	10	1	0
PIMCO EqS Pathfinder Fund®	0	683,903	(596,900)	(1,053)	(9)	85,941	1,103	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

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Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial positions, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures,

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swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in

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exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

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agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Certain Funds investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a

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Fund (or Acquired Funds) may lose money if these changes are not anticipated by Fund (or Acquired Funds) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Fund (or Acquired Funds).

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable

92	PIMCO EQUITY SERIES

June 30, 2015

exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing

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Notes to Financial Statements (Cont.)

agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund VI, Ltd. ( a “Commodity Subsidiary”), Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO EqS Pathfinder Fund® (“Consolidated Fund”) in order to effect certain investments for the Consolidated Fund consistent with the Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Commodity Subsidiary, if any. PIMCO Cayman Commodity Fund VI, Ltd. was liquidated on May 26, 2015 at its net asset value. The Commodity Subsidiary’s operations have been consolidated with the operations of the Consolidated Fund through its liquidation date. The consolidated financial statements include the accounts of the Consolidated Fund and its Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Fund and its Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Commodity Subsidiary, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Consolidated Fund (amounts in thousands†).

PIMCO EqS Pathfinder Fund®
PIMCO Cayman Commodity Fund VI, Ltd.
Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Consolidated Fund Net Assets	$93,555
Subsidiary % of Consolidated Fund Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$0
Total liabilities	0
Net assets	$0
Total income	0
Net investment income (loss)	0
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

94	PIMCO EQUITY SERIES

June 30, 2015

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Balanced Income Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Emerging Multi-Asset Fund	0.90%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Emerging Markets Fund	1.00%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Global Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO International Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO U.S. Dividend Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS Pathfinder Fund®	0.75%	0.30%	0.40%	N/A	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act

(the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2015, the Distributor retained $360,600 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money,

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Notes to Financial Statements (Cont.)

including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Date
PIMCO Balanced Income Fund	0.15%	10/31/2015
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2015
PIMCO EqS® Emerging Markets Fund	0.20%	10/31/2015
PIMCO Global Dividend Fund	0.16%	10/31/2015
PIMCO International Dividend Fund	0.16%	10/31/2016
PIMCO U.S. Dividend Fund	0.16%	10/31/2016
PIMCO EqS Pathfinder Fund®	0.16%	10/31/2015

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at June 30, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Balanced Income Fund	$151
PIMCO Dividend and Income Builder Fund	120
PIMCO Emerging Multi-Asset Fund	11
PIMCO EqS® Emerging Markets Fund	81
PIMCO EqS® Long/Short Fund	161
PIMCO Global Dividend Fund	95
PIMCO International Dividend Fund	86
PIMCO U.S. Dividend Fund	84
PIMCO EqS Pathfinder Fund®	313

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2015, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fees taken together are greater than or equal to the

96	PIMCO EQUITY SERIES

June 30, 2015

Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2015, the amount was $258,163.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from the Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2015, the amount was $60.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Builder Fund	$5,547	$3,816

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Balanced Income Fund	$202	$4	$14,802	$6,072
PIMCO Dividend and Income Builder Fund	0	0	898,315	862,567
PIMCO Emerging Multi-Asset Fund	2,418	2,433	1,921	29,456
PIMCO EqS® Emerging Markets Fund	0	0	63,978	166,749
PIMCO EqS® Long/Short Fund	0	0	5,785,351	6,188,969
PIMCO Global Dividend Fund	0	0	146,144	420,848
PIMCO International Dividend Fund	0	0	11,651	3,564
PIMCO U.S. Dividend Fund	0	0	7,343	1,867
PIMCO EqS Pathfinder Fund®	0	0	403,944	1,631,755

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Balanced Income Fund (1)				PIMCO Dividend and Income Builder Fund
	Year Ended 06/30/2015		Period From 03/31/2014 to 06/30/2014		Year Ended 06/30/2015		Year Ended 06/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	187	$1,919	612	$6,184	1,504	$19,087	4,189	$51,343
Class P	23	227	1	11	7,885	100,872	7,009	86,769
Administrative Class	0	0	0	0	0	0	0	0
Class D	43	439	5	49	1,954	24,794	1,576	19,423
Class A	454	4,634	31	316	8,330	105,843	20,666	252,920
Class C	406	4,097	45	456	8,613	108,921	24,024	292,937
Class R	0	0	0	0	1	14	18	214
Issued as reinvestment of distributions
Institutional Class	22	216	3	27	346	4,277	236	2,997
Class P	0	3	0	0	409	5,058	155	1,980
Administrative Class	0	0	0	0	0	0	0	0
Class D	1	6	0	0	137	1,691	79	1,000
Class A	5	49	0	1	1,157	14,302	579	7,382
Class C	4	45	0	1	1,088	13,410	424	5,424
Class R	0	0	0	0	2	22	1	12
Cost of shares redeemed
Institutional Class	(80)	(808)	(1)	(6)	(3,158)	(39,875)	(3,499)	(43,248)
Class P	(10)	(99)	0	0	(6,531)	(81,608)	(2,501)	(31,140)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(8)	(85)	(1)	(5)	(1,226)	(15,462)	(1,175)	(14,640)
Class A	(54)	(547)	0	(4)	(9,822)	(124,012)	(6,929)	(85,647)
Class C	(78)	(786)	0	0	(7,481)	(93,888)	(4,970)	(61,707)
Class R	0	0	0	0	(15)	(186)	(3)	(30)
Net increase (decrease) resulting from Fund share transactions	915	$9,310	695	$7,030	3,193	$43,260	39,879	$485,989

98	PIMCO EQUITY SERIES

June 30, 2015

PIMCO Emerging Multi-Asset Fund				PIMCO EqS® Emerging Markets Fund				PIMCO EqS® Long/Short Fund (2)
Year Ended 06/30/2015		Year Ended 06/30/2014		Year Ended 06/30/2015		Year Ended 06/30/2014		Year Ended 06/30/2015		Year Ended 06/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

111	$984	395	$3,452	522	$4,613	13,465	$112,700	4,616	$54,428	25,485	$307,495
91	798	79	685	36	327	299	2,635	18,402	216,705	28,084	337,222
(1)	0	13	107	0	0	0	2	0	0	0	0
10	89	175	1,521	51	442	250	2,104	2,701	31,509	14,367	171,591
109	921	378	3,256	113	1,012	410	3,496	3,937	46,184	39,367	468,634
34	275	121	1,041	66	564	161	1,368	3,298	38,089	20,087	237,386
0	0	0	0	0	1	0	1	0	0	0	0

102	825	54	469	0	0	0	0	163	1,887	2,198	26,087
8	61	4	33	0	0	0	0	108	1,248	449	5,314
0	0	4	31	0	0	0	0	0	0	0	0
5	40	10	89	0	0	0	0	22	247	261	3,080
27	217	20	175	0	0	0	0	83	957	779	9,186
13	106	6	53	0	0	0	0	70	784	452	5,276
0	0	0	0	0	0	0	0	0	0	0	0

(2,116)	(17,248)	(2,346)	(20,139)	(12,405)	(110,054)	(61,620)	(527,651)	(25,702)	(299,684)	(11,631)	(138,097)
(231)	(1,939)	(142)	(1,224)	(28)	(239)	(1,215)	(9,891)	(24,620)	(285,630)	(6,576)	(77,557)
(1)	(10)	(254)	(2,122)	0	0	(5)	(42)	0	0	0	0
(221)	(1,932)	(574)	(4,944)	(68)	(593)	(292)	(2,491)	(5,605)	(64,780)	(9,167)	(107,763)
(729)	(6,140)	(970)	(8,347)	(564)	(4,877)	(223)	(1,892)	(21,852)	(254,288)	(10,075)	(118,408)
(295)	(2,441)	(304)	(2,577)	(152)	(1,283)	(99)	(810)	(9,708)	(110,601)	(3,031)	(35,277)
0	0	(3)	(21)	0	(2)	(2)	(16)	0	0	0	0
(3,084)	$(25,394)	(3,334)	$(28,462)	(12,429)	$(110,089)	(48,871)	$(420,487)	(54,087)	$(622,945)	91,049	$1,094,169

ANNUAL REPORT	JUNE 30, 2015	99

Notes to Financial Statements (Cont.)

	PIMCO Global Dividend Fund (3)				PIMCO International Dividend Fund (4)
	Year Ended 06/30/2015		Year Ended 06/30/2014		Period From 12/15/2014 to 06/30/2015		Year Ended 06/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,476	$13,197	3,183	$38,926	436	$4,410	0	$0
Class P	281	2,945	476	5,837	497	5,519	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	83	749	346	4,217	24	260	0	0
Class A	2,242	19,211	4,048	49,865	100	1,095	0	0
Class C	1,178	10,003	3,424	41,893	58	627	0	0
Class R	1	7	5	72	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	3,460	25,542	3,588	43,261	6	65	0	0
Class P	278	2,029	29	350	1	15	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	283	2,071	68	827	0	2	0	0
Class A	2,622	19,146	378	4,569	0	5	0	0
Class C	1,868	13,534	234	2,814	0	3	0	0
Class R	8	59	1	9	0	0	0	0
Cost of shares redeemed
Institutional Class	(20,589)	(252,716)	(32,005)	(393,029)	0	0	0	0
Class P	(489)	(3,951)	(341)	(4,165)	(333)	(3,588)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(655)	(6,018)	(469)	(5,867)	(1)	(16)	0	0
Class A	(4,386)	(40,315)	(2,116)	(25,890)	(5)	(56)	0	0
Class C	(2,419)	(21,403)	(1,771)	(21,370)	(1)	(16)	0	0
Class R	(16)	(137)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(14,774)	$(216,047)	(20,922)	$(257,681)	782	$8,325	0	$0

100	PIMCO EQUITY SERIES

June 30, 2015

PIMCO U.S. Dividend Fund (5)				PIMCO EqS Pathfinder Fund®
Period From 12/15/2014 to 06/30/2015		Year Ended 06/30/2014		Year Ended 06/30/2015		Year Ended 06/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

410	$4,113	0	$0	7,430	$92,710	75,318	$884,620
1	10	0	0	729	8,197	2,101	24,607
0	0	0	0	0	0	0	0
7	69	0	0	211	2,454	390	4,500
78	817	0	0	927	10,109	2,414	28,403
62	649	0	0	870	9,122	2,336	26,962
0	0	0	0	3	25	4	43

5	56	0	0	25,442	239,042	7,387	86,726
0	0	0	0	518	4,842	205	2,400
0	0	0	0	0	0	0	0
0	0	0	0	313	2,901	50	587
0	4	0	0	1,612	14,982	189	2,209
0	2	0	0	1,261	11,362	116	1,324
0	0	0	0	2	18	0	0

0	(3)	0	0	(126,704)	(1,295,658)	(142,724)	(1,714,685)
0	0	0	0	(2,647)	(27,743)	(5,697)	(68,114)
0	0	0	0	0	0	0	0
(5)	(49)	0	0	(1,067)	(10,773)	(1,005)	(11,718)
(4)	(42)	0	0	(5,897)	(60,485)	(1,763)	(20,894)
(2)	(21)	0	0	(4,174)	(40,824)	(1,076)	(12,464)
0	0	0	0	(6)	(55)	0	0
552	$5,605	0	$0	(101,177)	$(1,039,774)	(61,755)	$(765,494)

(1)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 20% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 29% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 40% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 55% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains

ANNUAL REPORT	JUNE 30, 2015	101

Notes to Financial Statements (Cont.)

tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of June 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Balanced Income Fund	$257	$38	$(454)	$(3)	$—	$—	$—
PIMCO Dividend and Income Builder Fund	9,028	38,300	(16,848)	(2,005)	—	—	—
PIMCO Emerging Multi-Asset Fund	—	—	(1,614)	—	(6,100)	—	—
PIMCO EqS® Emerging Markets Fund	—	—	(8)	—	(37,324)	—	(1,175)
PIMCO EqS® Long/Short Fund	—	9,886	33,444	—	—	—	—
PIMCO Global Dividend Fund	2,595	10,308	1,768	—	—	—	—
PIMCO International Dividend Fund	117	3	(251)	—	—	—	—
PIMCO US Dividend Fund	93	2	(122)	—	—	—	—
PIMCO EqS Pathfinder Fund®	18,007	7,993	(164)	(3)	(655)	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, forward contracts, partnership investments, adjustments for real estate investment trusts, short dividend expenditures, Lehman adjustments, Return of Capital Distributions from other PIMCO Funds, and Constructive Sale Adjustments for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, distributions payable at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through June 30, 2015 and Ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

102	PIMCO EQUITY SERIES

June 30, 2015

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Balanced Income Fund	$—	$—
PIMCO Dividend and Income Builder Fund	—	—
PIMCO Emerging Multi-Asset Fund	390	5,710
PIMCO EqS® Emerging Markets Fund	28,573	8,751
PIMCO EqS® Long/Short Fund	—	—
PIMCO Global Dividend Fund	—	—
PIMCO International Dividend Fund	—	—
PIMCO US Dividend Fund	—	—
PIMCO EqS Pathfinder Fund®	262	393

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Balanced Income Fund	$16,659	$343	$(797)	$(454)
PIMCO Dividend and Income Builder Fund	967,096	48,451	(65,278)	(16,827)
PIMCO Emerging Multi-Asset Fund	9,427	—	(1,608)	(1,608)
PIMCO EqS® Emerging Markets Fund	4,857	—	(7)	(7)
PIMCO EqS® Long/Short Fund	781,389	45,062	(12,973)	32,089
PIMCO Global Dividend Fund	124,131	11,239	(9,433)	1,806
PIMCO International Dividend Fund	8,295	254	(504)	(250)
PIMCO US Dividend Fund	5,573	169	(292)	(123)
PIMCO EqS Pathfinder Fund®	92,319	—	(114)	(114)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, partnership investments, adjustments for real estate investment trusts, short dividend expenditures, Lehman adjustments, Return of Capital Distributions from other PIMCO Funds, and Constructive Sale adjustments.

For the fiscal years ended June 30, 2015 and June 30, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2015			June 30, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Balanced Income Fund	$310	$9	$—	$29	$—	$—
PIMCO Dividend and Income Builder Fund	27,507	23,147	—	24,718	—	—
PIMCO Emerging Multi-Asset Fund	1,008	—	241	850	—	—
PIMCO EqS® Emerging Markets Fund	—	—	—	—	—	—
PIMCO EqS® Long/Short Fund	—	5,140	—	30,906	18,291	—
PIMCO Global Dividend Fund	11,241	52,160	—	31,423	20,784	—
PIMCO International Dividend Fund	90	—	—	—	—	—
PIMCO US Dividend Fund	63	—	—	—	—	—
PIMCO EqS Pathfinder Fund®	52,821	227,305	—	42,766	51,490	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On May 15, 2015, the Board approved the liquidation of PIMCO EqS® Emerging Markets Fund, PIMCO Emerging Multi-Asset Fund, and PIMCO EqS Pathfinder Fund®. The liquidation of the Funds occurred on July 14, 2015.

In addition, effective August 10, 2015, the contingent deferred sales charge holding period is reduced from 18 months to 12 months for purchases of such Class A shares on or after August 10, 2015.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2015	103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO Equity Series®

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund, PIMCO Global Dividend Fund, PIMCO International Dividend Fund, PIMCO U.S. Dividend Fund, PIMCO EqS® Emerging Markets Fund, PIMCO EqS® Long/Short Fund, PIMCO Emerging Multi-Asset Fund, and PIMCO EqS Pathfinder Fund® (nine series constituting the PIMCO Equity Series®, hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO EqS® Long/Short Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated for PIMCO EqS Pathfinder Fund®) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, and the application of alternative auditing procedures where applicable, provide a reasonable basis for our opinion.

As disclosed in Note 15 of the Notes to Financial Statements, the PIMCO EqS® Emerging Markets Fund, PIMCO Emerging Multi-Asset Fund, and PIMCO EqS Pathfinder Fund® liquidated after the close of business on July 14, 2015.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

104	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified of the Trust’s fiscal year end (June 30, 2015) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Balanced Income Fund	28.52%	61.53%	$104	$0
PIMCO Dividend and Income Builder Fund	42.73%	87.71%	2,724	0
PIMCO Emerging Multi-Asset Fund	0.00%	0.00%	1,250	0
PIMCO EqS® Emerging Markets Fund	0.00%	0.00%	0	0
PIMCO EqS® Long/Short Fund	100.00%	100.00%	0	0
PIMCO Global Dividend Fund	18.80%	40.61%	590	7,272
PIMCO International Dividend Fund	4.62%	93.08%	2	0
PIMCO US Dividend Fund	81.92%	95.31%	15	0
PIMCO EqS Pathfinder Fund®	15.99%	39.83%	24,500	28,318

Foreign Taxes.  PIMCO Global Dividend Fund and PIMCO International Dividend Fund earned foreign source income of $4,146,489 and $129,587 respectively, during the year ended June 30, 2015. The funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $294,743 and $9,888 respectively, to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

The following Funds designate the amounts below as long term capital gain dividends paid during the year ended June 30, 2015 (amounts in thousands):

PIMCO Balanced Income Fund	$9
PIMCO Dividend and Income Builder Fund	23,147
PIMCO Emerging Multi-Asset Fund	0
PIMCO EqS® Emerging Markets Fund	0
PIMCO EqS® Long/Short Fund	5,140
PIMCO Global Dividend Fund	52,160
PIMCO International Dividend Fund	0
PIMCO US Dividend Fund	0
PIMCO EqS Pathfinder Fund®	227,305

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	JUNE 30, 2015	105

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	PER	Pershing LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	HUF	Hungarian Forint	RON	Romanian New Leu
CLP	Chilean Peso	IDR	Indonesian Rupiah	RUB	Russian Ruble
COP	Colombian Peso	INR	Indian Rupee	SGD	Singapore Dollar
CZK	Czech Koruna	JPY	Japanese Yen	THB	Thai Baht
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	NVDR	Non-Voting Depositary Receipt	TBD%	Interest rate to be determined when loan settles
BBR	Bank Bill Rate	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	REIT	Real Estate Investment Trust

106	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 877-4626 or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	177	Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT.

(*) Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

(**) Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2015	107

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

108	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	JUNE 30, 2015	109

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

110	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3001AR_063015

Your Global Investment Authority

PIMCO Equity Series®

Annual Report

June 30, 2015

PIMCO RealPath™ Blend 2020 Fund

PIMCO RealPath™ Blend 2025 Fund

PIMCO RealPath™ Blend 2030 Fund

PIMCO RealPath™ Blend 2035 Fund

PIMCO RealPath™ Blend 2040 Fund

PIMCO RealPath™ Blend 2045 Fund

PIMCO RealPath™ Blend 2050 Fund

PIMCO RealPath™ Blend 2055 Fund

PIMCO RealPath™ Blend Income Fund

Share Classes

■	Institutional
■	Administrative
■	A

Fund	Fund Summary	Schedule of Investments

PIMCO RealPathTM Blend 2020 Fund	9	30
PIMCO RealPathTM Blend 2025 Fund	10	33
PIMCO RealPathTM Blend 2030 Fund	11	36
PIMCO RealPathTM Blend 2035 Fund	12	39
PIMCO RealPathTM Blend 2040 Fund	13	42
PIMCO RealPathTM Blend 2045 Fund	14	45
PIMCO RealPathTM Blend 2050 Fund	15	48
PIMCO RealPathTM Blend 2055 Fund	16	51
PIMCO RealPathTM Blend Income Fund	17	54

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2015. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during our twelve-month reporting period include:

■

Investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the period and continues to be a concern outside of the reporting period as events remain fluid. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates.

■

U.S. equities, as represented by the S&P 500 Index, returned 7.42% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced strong performance, notably in Europe and Japan, but currency moves in unhedged U.S. dollar terms created headwinds for returns as the MSCI EAFE Net Dividend Index (USD hedged) returned 11.19% while the MSCI EAFE Net Dividend Index (USD Unhedged) declined 4.22% over the reporting period. Japanese equities, as represented by the MSCI Japan Index, returned 31.24% over the same period. The sharp decline in oil prices in 2014 and early 2015 led to heightened equity market volatility over the reporting period. The debt crisis in Greece weighed on global equities late in the reporting period as Prime Minister Alexis Tsipras called for a referendum to be held regarding a bailout offered by its European creditors. Greece shut down its banking system ahead of the vote in order to prevent financial collapse.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 5.12% over the reporting period. Concerns over slower Chinese economic growth created headwinds for EM equities, as Chinese stocks briefly moved into bear market territory near the close of the reporting period despite efforts by the People’s Bank of China to offset the recent decline through additional interest rate cuts. In the latter part of 2014, Brazil was one of the worst performing equity markets as the country slipped back into recession and President Rousseff won her re-election campaign. The Brazilian real fell 17% in the first quarter of 2015 following nationwide protests against corruption, rising unemployment and weak economic growth, before rebounding in the second quarter of 2015, after the Brazilian central bank lowered the upper limit of its inflation target, sending signs of confidence to the market. These events, along with a strong U.S. dollar and lower commodity prices over the reporting period, were contributing factors in EM equity underperformance relative to developed market equities.

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) returned 4.86% and the MSCI All Country World Value Index (Net Dividends in USD) declined 3.41%. The healthcare and consumer discretionary sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Longer-maturity yields (i.e., seven to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to five year yields) rose as investors anticipated some degree of monetary tightening by the Federal Reserve to occur later in 2015. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, down from 2.53% on June 30, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.86% for the reporting period.

2	PIMCO EQUITY SERIES

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 20, 2015

ANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”).

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. In addition, although the Federal

Reserve (“Fed”) ended its bond-buying program in October 2014, the Fed indicated that it remains committed to accommodative monetary policy, which in the past has aided equity markets. As of the date of this report, Europe is one of the worst performing regions for equity markets, as deflationary concerns weighed on the values of equity securities.

Interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

Individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets value of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a

4	PIMCO EQUITY SERIES

derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The PIMCO RealPathTM Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealPathTM Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the RealPathTM Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealPathTM Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealPathTM Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPathTM Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

ANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RealPathTM Blend Income Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2020 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2025 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2030 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2035 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2040 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2045 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2050 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2055 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2020 Fund

Top 10 Holdings1

PIMCO Total Return Fund	15.6%
Vanguard 500 Index Fund ‘Admiral’	15.4%
PIMCO Real Return Fund	10.3%
PIMCO Real Return Asset Fund	10.2%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.7%
Vanguard Developed Markets Index Fund ‘Admiral’	7.6%
PIMCO Long Duration Total Return Fund	7.6%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO High Yield Fund	5.1%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2025 Fund

Top 10 Holdings1

Vanguard 500 Index Fund ‘Admiral’	18.0%
PIMCO Real Return Asset Fund	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.2%
Vanguard Developed Markets Index Fund ‘Admiral’	10.2%
PIMCO Total Return Fund	7.8%
PIMCO High Yield Fund	7.8%
PIMCO Real Return Fund	7.7%
PIMCO Long Duration Total Return Fund	7.6%
Vanguard REIT Index Fund ‘Admiral’	7.5%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2030 Fund

Top 10 Holdings1

Vanguard 500 Index Fund ‘Admiral’	20.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	12.8%
Vanguard Developed Markets Index Fund ‘Admiral’	12.8%
PIMCO Real Return Asset Fund	10.3%
Vanguard REIT Index Fund ‘Admiral’	10.0%
PIMCO High Yield Fund	7.8%
PIMCO Long Duration Total Return Fund	7.6%

Top 10 Holdings1 (Cont.)

PIMCO Emerging Local Bond Fund	5.2%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO Total Return Fund	2.6%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2035 Fund

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	23.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15.4%
Vanguard Developed Markets Index Fund ‘Admiral’	15.3%
PIMCO Real Return Asset Fund	10.2%
Vanguard REIT Index Fund ‘Admiral’	10.1%
Vanguard Small-Cap Index Fund ‘Admiral’	7.8%
PIMCO Long Duration Total Return Fund	7.6%
PIMCO High Yield Fund	5.2%
PIMCO Emerging Local Bond Fund	5.2%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2040 Fund

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	25.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15.4%
Vanguard Developed Markets Index Fund ‘Admiral’	15.3%
Vanguard Small-Cap Index Fund ‘Admiral’	10.4%
Vanguard REIT Index Fund ‘Admiral’	10.0%
PIMCO Real Return Asset Fund	7.7%
PIMCO Long Duration Total Return Fund	7.7%
PIMCO High Yield Fund	5.2%
PIMCO Emerging Local Bond Fund	2.6%

Sector Breakdown1

Mutual Funds	100.0%

ANNUAL REPORT	JUNE 30, 2015	7

Important Information About the Funds (Cont.)

PIMCO RealPath™ Blend 2045 Fund

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	25.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18.0%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Small-Cap Index Fund ‘Admiral’	10.4%
Vanguard REIT Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.6%
PIMCO Real Return Asset Fund	5.1%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.6%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2050 Fund

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	28.3%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18.0%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Small-Cap Index Fund ‘Admiral’	10.4%
Vanguard REIT Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.6%
PIMCO High Yield Fund	2.6%
PIMCO Real Return Asset Fund	2.6%
PIMCO Emerging Local Bond Fund	2.6%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend 2055 Fund

Top Holdings1

Vanguard 500 Index Fund ‘Admiral’	28.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	17.9%
Vanguard Developed Markets Index Fund ‘Admiral’	17.9%
Vanguard Small-Cap Index Fund ‘Admiral’	10.4%
Vanguard REIT Index Fund ‘Admiral’	10.0%
PIMCO Long Duration Total Return Fund	7.6%
PIMCO High Yield Fund	2.6%
PIMCO Real Return Asset Fund	2.6%
PIMCO Emerging Local Bond Fund	2.6%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RealPath™ Blend Income Fund

Top 10 Holdings1

PIMCO Total Return Fund	15.9%
PIMCO Real Return Fund	15.8%
Vanguard 500 Index Fund ‘Admiral’	13.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10.5%
PIMCO Real Return Asset Fund	7.8%
Vanguard Developed Markets Index Fund ‘Admiral’	7.8%
PIMCO Long Duration Total Return Fund	7.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	5.2%
Vanguard REIT Index Fund ‘Admiral’	5.1%
Vanguard Small-Cap Index Fund ‘Admiral’	2.6%

Sector Breakdown1

Mutual Funds	96.6%

[1]

% of Investments, at value as of 06/30/2015. Securities sold short, financial derivative instruments and short-term instruments (with the exception of Central Funds used for cash management purposes), if any, are excluded from the Top 10 Holdings and Sector Breakdown tables.

8	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2020 Fund

Institutional Class - PBZNX	Class A - PBZAX
Administrative Class - PBZDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2020 Fund Institutional Class	0.19%
PIMCO RealPath™ Blend 2020 Fund Administrative Class	0.08%
PIMCO RealPath™ Blend 2020 Fund Class A	-0.03%
PIMCO RealPath™ Blend 2020 Fund Class A (adjusted)	-5.51%
Real Return Target 2020 Index±	0.47%

All Fund returns are net of fees and expenses.

± Real Return Target 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.40% for the Institutional Class shares, 0.65% for the Administrative Class shares, and 0.90% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within U.S. core bond exposure, expressed via the PIMCO Total Return Fund, short exposure to the euro and the Japanese yen benefited relative performance as these currencies generally depreciated over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	9

PIMCO RealPath™ Blend 2025 Fund

Institutional Class - PPZRX	Class A - PPZAX
Administrative Class - PPZDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2025 Fund Institutional Class	0.39%
PIMCO RealPath™ Blend 2025 Fund Administrative Class	0.30%
PIMCO RealPath™ Blend 2025 Fund Class A	0.17%
PIMCO RealPath™ Blend 2025 Fund Class A (adjusted)	-5.32%
Real Return Target 2025 Index±	0.54%

All Fund returns are net of fees and expenses.

± Real Return Target 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.36% for the Institutional Class shares, 0.86% for the Class A shares, and 0.61% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2025, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within U.S. core bond exposure, expressed via the PIMCO Total Return Fund, short exposure to the euro and the Japanese yen benefited relative performance as these currencies generally depreciated over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

10	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2030 Fund

Institutional Class - PBPNX	Class A - PBPAX
Administrative Class - PBPRX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2030 Fund Institutional Class	0.49%
PIMCO RealPath™ Blend 2030 Fund Administrative Class	0.37%
PIMCO RealPath™ Blend 2030 Fund Class A	0.27%
PIMCO RealPath™ Blend 2030 Fund Class A (adjusted)	-5.23%
Real Return Target 2030 Index±	0.65%

All Fund returns are net of fees and expenses.

± Real Return Target 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.34% for the Institutional Class shares, 0.84% for the Class A shares, and 0.59% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2030, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within U.S. core bond exposure, expressed via the PIMCO Total Return Fund, short exposure to the euro and the Japanese yen benefited relative performance as these currencies generally depreciated over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	11

PIMCO RealPath™ Blend 2035 Fund

Institutional Class - PDGZX	Class A - PDGAX
Administrative Class - PDGDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2035 Fund Institutional Class	0.89%
PIMCO RealPath™ Blend 2035 Fund Administrative Class	0.77%
PIMCO RealPath™ Blend 2035 Fund Class A	0.65%
PIMCO RealPath™ Blend 2035 Fund Class A (adjusted)	-4.87%
Real Return Target 2035 Index±	0.81%

All Fund returns are net of fees and expenses.

± Real Return Target 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.31% for the Institutional Class shares, 0.81% for the Class A shares, and 0.56% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2035, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

12	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2040 Fund

Institutional Class - PVPNX	Class A - PVPAX
Administrative Class - PVPRX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2040 Fund Institutional Class	1.19%
PIMCO RealPath™ Blend 2040 Fund Administrative Class	1.08%
PIMCO RealPath™ Blend 2040 Fund Class A	0.98%
PIMCO RealPath™ Blend 2040 Fund Class A (adjusted)	-4.55%
Real Return Target 2040 Index±	1.00%

All Fund returns are net of fees and expenses.

± Real Return Target 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.28% for the Institutional Class shares, 0.78% for the Class A shares, and 0.53% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2040, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	13

PIMCO RealPath™ Blend 2045 Fund

Institutional Class - PVQNX	Class A - PVQAX
Administrative Class - PVQDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2045 Fund Institutional Class	1.48%
PIMCO RealPath™ Blend 2045 Fund Administrative Class	1.33%
PIMCO RealPath™ Blend 2045 Fund Class A	1.16%
PIMCO RealPath™ Blend 2045 Fund Class A (adjusted)	-4.39%
Real Return Target 2045 Index±	1.18%

All Fund returns are net of fees and expenses.

± Real Return Target 2045 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.26% for the Institutional Class shares, 0.76% for the Class A shares, and 0.51% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2045, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

14	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2050 Fund

Institutional Class - PPQZX	Class A - PPQAX
Administrative Class - PPQDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2050 Fund Institutional Class	1.59%
PIMCO RealPath™ Blend 2050 Fund Administrative Class	1.39%
PIMCO RealPath™ Blend 2050 Fund Class A	1.31%
PIMCO RealPath™ Blend 2050 Fund Class A (adjusted)	-4.24%
Real Return Target 2050 Index±	1.38%

All Fund returns are net of fees and expenses.

± Real Return Target 2050 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.24% for the Institutional Class shares, 0.74% for the Class A shares, and 0.49% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2050, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	15

PIMCO RealPath™ Blend 2055 Fund

Institutional Class - PRQZX	Class A - PRQAX
Administrative Class - PRQDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2055 Fund Institutional Class	1.58%
PIMCO RealPath™ Blend 2055 Fund Administrative Class	1.47%
PIMCO RealPath™ Blend 2055 Fund Class A	1.28%
PIMCO RealPath™ Blend 2055 Fund Class A (adjusted)	-4.27%
Real Return Target 40+ Index±	1.48%

All Fund returns are net of fees and expenses.

± Real Return Target 40+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.24% for the Institutional Class shares, 0.74% for the Class A shares, and 0.49% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2055, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

16	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend Income Fund

Institutional Class - PBRNX	Class A - PBRAX
Administrative Class - PBRDX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ Blend Income Fund Institutional Class	-0.02%
PIMCO RealPath™ Blend Income Fund Administrative Class	-0.21%
PIMCO RealPath™ Blend Income Fund Class A	-0.22%
PIMCO RealPath™ Blend Income Fund Class A (adjusted)	-5.69%
Real Return Target Today Index±	0.43%

All Fund returns are net of fees and expenses.

± Real Return Target Today Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted return takes into account the maximum sales charge of 5.50% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.40% for the Institutional Class shares, 0.90% for the Class A shares, and 0.65% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RealPath™ Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Portfolio Insights

»

The Fund is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The primary difference between the PIMCO RealPath Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath Blend Fund’s name. Unlike the other PIMCO RealPath Blend Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments. The asset allocation of the Fund is based on the asset allocation at zero years left until retirement on the glide path and is intended to be used throughout an investor’s retirement. An investment in the Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

»	The Fund commenced operations on December 31, 2014.

»	Exposure to U.S. large cap equities benefited absolute performance as this asset class posted positive returns over the reporting period.

»

Within U.S. core bond exposure, expressed via the PIMCO Total Return Fund, short exposure to the euro and the Japanese yen benefited relative performance as these currencies generally depreciated over the reporting period.

»

Within long U.S. Treasury exposure, expressed via the PIMCO Long Duration Total Return Fund, an underweight to the 30-year sector benefited relative performance as 30-year interest rates generally rose over the reporting period.

»	Exposure to real estate detracted from absolute performance as real estate investment trusts (“REITs”) posted negative returns over the reporting period.

»	Exposure to emerging market bonds detracted from absolute performance as emerging market bonds posted negative returns over the reporting period.

»

Within long U.S. Treasury Inflation-Protected Securities (“TIPS”) exposure, expressed via the PIMCO Real Return Asset Fund, exposure to Mexican inflation-linked bonds detracted from relative performance as real interest rates (i.e., rates of return in excess of expected inflation) in Mexico generally increased over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2015 to June 30, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2020 Fund
Institutional Class	$1,000.00	$1,001.90	$0.15	$1,000.00	$1,024.51	$0.15	0.03%
Administrative Class	1,000.00	1,000.80	1.38	1,000.00	1,023.28	1.40	0.28
Class A	1,000.00	999.70	2.61	1,000.00	1,022.04	2.64	0.53
PIMCO RealPath™ Blend 2025 Fund
Institutional Class	$1,000.00	$1,003.90	$0.15	$1,000.00	$1,024.51	$0.15	0.03%
Administrative Class	1,000.00	1,003.00	1.38	1,000.00	1,023.28	1.40	0.28
Class A	1,000.00	1,001.70	2.62	1,000.00	1,022.04	2.64	0.53
PIMCO RealPath™ Blend 2030 Fund
Institutional Class	$1,000.00	$1,004.90	$0.20	$1,000.00	$1,024.46	$0.20	0.04%
Administrative Class	1,000.00	1,003.70	1.43	1,000.00	1,023.23	1.45	0.29
Class A	1,000.00	1,002.70	2.67	1,000.00	1,021.99	2.69	0.54
PIMCO RealPath™ Blend 2035 Fund
Institutional Class	$1,000.00	$1,008.90	$0.25	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,007.70	1.49	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,006.50	2.72	1,000.00	1,021.95	2.74	0.55

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2040 Fund
Institutional Class	$1,000.00	$1,011.90	$0.25	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,010.80	1.49	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,009.80	2.73	1,000.00	1,021.95	2.74	0.55
PIMCO RealPath™ Blend 2045 Fund
Institutional Class	$1,000.00	$1,014.80	$0.25	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,013.30	1.49	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,011.60	2.73	1,000.00	1,021.95	2.74	0.55
PIMCO RealPath™ Blend 2050 Fund
Institutional Class	$1,000.00	$1,015.90	$0.25	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,013.90	1.49	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,013.10	2.73	1,000.00	1,021.95	2.74	0.55
PIMCO RealPath™ Blend 2055 Fund
Institutional Class	$1,000.00	$1,015.80	$0.25	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,014.70	1.49	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,012.80	2.73	1,000.00	1,021.95	2.74	0.55
PIMCO RealPath™ Blend Income Fund
Institutional Class	$1,000.00	$999.80	$0.15	$1,000.00	$1,024.51	$0.15	0.03%
Administrative Class	1,000.00	997.90	1.38	1,000.00	1,023.28	1.40	0.28
Class A	1,000.00	997.80	2.61	1,000.00	1,022.04	2.64	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	19

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RealPath™ Blend 2020 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.11	$(0.09)	$0.02	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2025 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.12	$(0.08)	$0.04	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2030 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.13	$(0.08)	$0.05	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2035 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.13	$(0.04)	$0.09	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	(0.04)

PIMCO RealPath™ Blend 2040 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.12	$0.00	$0.12	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2045 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.12	$0.03	$0.15	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2050 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.12	$0.04	$0.16	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	(0.03)

PIMCO RealPath™ Blend 2055 Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.12	$0.04	$0.16	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	(0.04)

Please see footnotes on page 22.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.97	0.19%	$3,007	0.03	%*	0.57	%*	0.03	%*	0.57	%*	2.20	%*	5%

9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$9.99	0.39%	$3,026	0.03	%*	0.57	%*	0.03	%*	0.57	%*	2.38	%*	5%

9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$10.00	0.49%	$3,015	0.04	%*	0.58	%*	0.04	%*	0.58	%*	2.55	%*	6%

10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

$10.04	0.89%	$3,027	0.05	%*	0.58	%*	0.05	%*	0.58	%*	2.48	%*	6%

10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$10.07	1.19%	$3,036	0.05	%*	0.58	%*	0.05	%*	0.58	%*	2.39	%*	6%

10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$10.10	1.48%	$3,044	0.05	%*	0.58	%*	0.05	%*	0.58	%*	2.37	%*	6%

10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

$10.11	1.59%	$3,046	0.05	%*	0.58	%*	0.05	%*	0.58	%*	2.39	%*	6%

10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$10.11	1.58%	$3,048	0.05	%*	0.58	%*	0.05	%*	0.58	%*	2.39	%*	5%

10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

Please see footnotes on page 22.

ANNUAL REPORT	JUNE 30, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RealPath™ Blend Income Fund
Institutional Class
12/31/2014 - 06/30/2015	$10.00	$0.10	$(0.10)	$0.00	$(0.05)	$0.00	$(0.05)
Administrative Class
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	(0.04)
Class A
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	(0.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.95	(0.02)%	$3,035	0.03	%*	0.56	%*	0.03	%*	0.56	%*	2.03	%*	4%

9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

ANNUAL REPORT	JUNE 30, 2015	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$1,204	$1,519	$1,815	$2,138
Investments in Affiliates	1,742	1,454	1,141	844
Financial Derivative Instruments
Exchange-traded or centrally cleared	10	10	9	9
Over the counter	2	2	2	2
Cash	75	73	73	72
Dividends receivable from Affiliates	4	4	4	3
Total Assets	3,037	3,062	3,044	3,068

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$6	$6	$5	$5
Payable for investments in Affiliates purchased	4	4	4	3
Accrued investment advisory fees	0	0	0	1
Accrued supervisory and administrative fees	0	0	0	0
Total Liabilities	10	10	9	9

Net Assets	$3,027	$3,052	$3,035	$3,059

Net Assets Consist of:
Paid in capital	$3,035	$3,054	$3,034	$3,048
Undistributed net investment income	13	16	17	16
Accumulated undistributed net realized gain	9	10	13	13
Net unrealized appreciation (depreciation)	(30)	(28)	(29)	(18)
	$3,027	$3,052	$3,035	$3,059

Net Assets:
Institutional Class	$3,007	$3,026	$3,015	$3,027
Administrative Class	10	15	10	10
Class A	10	11	10	22

Shares Issued and Outstanding:
Institutional Class	301	303	301	302
Administrative Class	1	1	1	1
Class A	1	1	1	2

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.97	$9.99	$10.00	$10.04
Administrative Class	9.97	9.99	10.00	10.04
Class A	9.97	9.99	10.00	10.03

Cost of Investments in securities	$1,193	$1,509	$1,806	$2,121
Cost of Investments in Affiliates	$1,784	$1,492	$1,180	$880
Cost or Premiums of Financial Derivative Instruments, net	$5	$6	$5	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	With respect to the A Class, the redemption price varies by the length of time the shares are held.

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

$2,291	$2,472	$2,535	$2,574	$993
690	541	460	468	1,952

10	11	12	12	9
2	2	2	2	2
73	75	74	77	171
3	2	2	2	4
3,069	3,103	3,085	3,135	3,131

$7	$7	$8	$8	$4
3	2	2	2	4
0	1	0	0	0
0	0	0	0	1
10	10	10	10	9

$3,059	$3,093	$3,075	$3,125	$3,122

$3,038	$3,065	$3,045	$3,094	$3,140
15	15	15	16	11
12	12	12	12	6
(6)	1	3	3	(35)
$3,059	$3,093	$3,075	$3,125	$3,122

$3,036	$3,044	$3,046	$3,048	$3,035
12	39	14	11	14
11	10	15	66	73

302	301	302	301	305
1	4	1	1	2
1	1	1	7	7

$10.07	$10.10	$10.11	$10.11	$9.95
10.07	10.09	10.10	10.11	9.94
10.07	10.09	10.10	10.09	9.94

$2,270	$2,447	$2,509	$2,548	$987
$718	$566	$482	$491	$1,994
$5	$6	$6	$6	$5

ANNUAL REPORT	JUNE 30, 2015	25

Statements of Operations

Period Ended June 30, 2015
(Amounts in thousands†)	PIMCO RealPath™ Blend 2020 Fund (1)	PIMCO RealPath™ Blend 2025 Fund (1)	PIMCO RealPath™ Blend 2030 Fund (1)	PIMCO RealPath™ Blend 2035 Fund (1)

Investment Income:
Dividends	$13	$17	$21	$25
Dividends from Investments in Affiliates	20	19	18	14
Total Income	33	36	39	39

Expenses:
Investment advisory fees	0	0	0	1
Organizational expense	17	17	17	17
Total Expenses	17	17	17	18
Waiver and/or Reimbursement by PIMCO	(17)	(17)	(17)	(17)
Net Expenses	0	0	0	1

Net Investment Income	33	36	39	38

Net Realized Gain (Loss):
Investments in securities	6	7	7	8
Investments in Affiliates	1	1	1	1
Over the counter financial derivative instruments	(3)	(3)	(3)	(3)

Net Realized Gain	4	5	5	6

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	11	10	9	17
Investments in Affiliates	(42)	(38)	(39)	(36)
Exchange-traded or centrally cleared financial derivative instruments	(1)	(2)	(1)	(1)
Over the counter financial derivative instruments	2	2	2	2

Net Change in Unrealized Appreciation (Depreciation)	(30)	(28)	(29)	(18)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7	$13	$15	$26

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Inception date of the Fund was December 31, 2014.

26	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPath™ Blend 2040 Fund (1)	PIMCO RealPath™ Blend 2045 Fund (1)	PIMCO RealPath™ Blend 2050 Fund (1)	PIMCO RealPath™ Blend 2055 Fund (1)	PIMCO RealPath™ Blend Income Fund (1)

$25	$28	$28	$29	$12
12	9	9	9	19
37	37	37	38	31

0	1	0	1	0
17	17	17	17	17
17	18	17	18	17
(17)	(17)	(17)	(17)	(17)
0	1	0	1	0

37	36	37	37	31

7	8	8	8	3
1	1	1	1	1
(3)	(3)	(3)	(3)	(3)

5	6	6	6	1

21	26	25	26	6
(28)	(25)	(22)	(23)	(42)
(1)	(2)	(2)	(2)	(1)
2	2	2	2	2

(6)	1	3	3	(35)

$36	$43	$46	$46	$(3)

ANNUAL REPORT	JUNE 30, 2015	27

Statements of Changes in Net Assets

	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

(Amounts in thousands†)	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$33	$36	$39	$38
Net realized gain	4	5	5	6
Net change in unrealized appreciation (depreciation)	(30)	(28)	(29)	(18)

Net Increase (Decrease) in Net Assets Resulting from Operations	7	13	15	26

Distributions to Shareholders:
From net investment income
Institutional Class	(15)	(15)	(15)	(15)
Administrative Class	0	0	0	0
Class A	0	0	0	0

Total Distributions	(15)	(15)	(15)	(15)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	3,035	3,054	3,035	3,048

Total Increase in Net Assets	3,027	3,052	3,035	3,059

Net Assets:
Beginning of period	0	0	0	0
End of period*	$3,027	$3,052	$3,035	$3,059

* Including undistributed net investment income of:	$13	$16	$17	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

28	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015	Period from December 31, 2014 to June 30, 2015

$37	$36	$37	$37	$31
5	6	6	6	1
(6)	1	3	3	(35)

36	43	46	46	(3)

(15)	(15)	(15)	(15)	(15)
0	0	0	0	0
0	0	0	0	0

(15)	(15)	(15)	(15)	(15)

3,038	3,065	3,044	3,094	3,140

3,059	3,093	3,075	3,125	3,122

0	0	0	0	0
$3,059	$3,093	$3,075	$3,125	$3,122

$15	$15	$15	$16	$11

ANNUAL REPORT	JUNE 30, 2015	29

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 39.8%

MUTUAL FUNDS 39.8%
Vanguard 500 Index Fund ‘Admiral’	2,381	$453
Vanguard Developed Markets Index Fund ‘Admiral’	17,605	225
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6,605	225
Vanguard REIT Index Fund ‘Admiral’	1,393	148
Vanguard Small-Cap Index Fund ‘Admiral’	2,624	153

Total Mutual Funds (Cost $1,193)		1,204

Total Investments in Securities (Cost $1,193)		1,204

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 57.5%

MUTUAL FUNDS (a) 57.5%
PIMCO Emerging Local Bond Fund	9,679	$75
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	21,518	226
PIMCO High Yield Fund	16,772	153
PIMCO Long Duration Total Return Fund	19,810	224
PIMCO Real Return Asset Fund	37,214	301
PIMCO Real Return Fund	28,028	304
PIMCO Total Return Fund	43,413	459

Total Mutual Funds (Cost $1,784)		1,742

Total Investments in Affiliates (Cost $1,784)		1,742

MARKET VALUE (000S)
Total Investments 97.3% (Cost $2,977)	$2,946

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $5)	6

Other Assets and Liabilities, net 2.5%	75

Net Assets 100.0%	$3,027

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,650.000	01/15/2016	1	$5	$2
Put - CBOE S&P 500 Index	1,750.000	03/18/2016	2	9	8

				$14	$10

Total Purchased Options				$14	$10

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	1	$(4)	$(1)
Put - CBOE S&P 500 Index	1,600.000	03/18/2016	2	(5)	(5)

				$(9)	$(6)

Total Written Options				$(9)	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$0	$0	$10	$(6)	$0	$0	$(6)

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	3	(9)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	3	$(9)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	377	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$10	$0	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$6	$0	$0	$6

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	31

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4)	$0	$0	$(4)
Written Options	0	0	3	0	0	3

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(1)	$0	$0	$1

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$1,204	$0	$0	$1,204
	$1,204	$0	$0	$1,204

Investments in Affiliates, at Value
Mutual Funds	1,742	0	0	1,742

Total Investments	$2,946	$0	$0	$2,946

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	2	0	2
	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)

Totals	$2,946	$6	$0	$2,952

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 49.8%

MUTUAL FUNDS 49.8%
Vanguard 500 Index Fund ‘Admiral’	2,807	$534
Vanguard Developed Markets Index Fund ‘Admiral’	23,717	303
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8,898	304
Vanguard REIT Index Fund ‘Admiral’	2,111	224
Vanguard Small-Cap Index Fund ‘Admiral’	2,651	154

Total Mutual Funds (Cost $1,509)		1,519

Total Investments in Securities (Cost $1,509)		1,519

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 47.6%

MUTUAL FUNDS (a) 47.6%
PIMCO Emerging Local Bond Fund	9,779	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	14,493	153
PIMCO High Yield Fund	25,505	232
PIMCO Long Duration Total Return Fund	20,016	226
PIMCO Real Return Asset Fund	37,599	304
PIMCO Real Return Fund	21,238	230
PIMCO Total Return Fund	22,005	233

Total Mutual Funds (Cost $1,492)		1,454

Total Investments in Affiliates (Cost $1,492)		1,454

MARKET VALUE (000S)
Total Investments 97.4% (Cost $3,001)	$2,973

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $6)	6

Other Assets and Liabilities, net 2.4%	73

Net Assets 100.0%	$3,052

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$7	$2
Put - CBOE S&P 500 Index	1,750.000	03/18/2016	2	9	8

				$16	$10

Total Purchased Options				$16	$10

WRITTEN OPTIONS:

OPTIONS ON INDICES Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	2	$(5)	$(1)
Put - CBOE S&P 500 Index	1,600.000	03/18/2016	2	(5)	(5)

				$(10)	$(6)

Total Written Options				$(10)	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$0	$0	$10	$(6)	$0	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	33

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	4	(10)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	4	$(10)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	377	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$10	$0	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$6	$0	$0	$6

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6)	$0	$0	$(6)
Written Options	0	0	4	0	0	4

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(2)	$0	$0	$0

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$1,519	$0	$0	$1,519
	$1,519	$0	$0	$1,519

Investments in Affiliates, at Value
Mutual Funds	1,454	0	0	1,454

Total Investments	$2,973	$0	$0	$2,973

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	2	0	2
	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)

Totals	$2,973	$6	$0	$2,979

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	35

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 59.8%

MUTUAL FUNDS 59.8%
Vanguard 500 Index Fund ‘Admiral’	3,197	$609
Vanguard Developed Markets Index Fund ‘Admiral’	29,541	377
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11,083	378
Vanguard REIT Index Fund ‘Admiral’	2,805	297
Vanguard Small-Cap Index Fund ‘Admiral’	2,642	154

Total Mutual Funds (Cost $1,806)		1,815

Total Investments in Securities (Cost $1,806)		1,815

INVESTMENTS IN AFFILIATES 37.6%

MUTUAL FUNDS (a) 37.6%
PIMCO Emerging Local Bond Fund	19,755	154

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7,222	$76
PIMCO High Yield Fund	25,331	230
PIMCO Long Duration Total Return Fund	19,945	225
PIMCO Real Return Asset Fund	37,466	303
PIMCO Real Return Fund	6,986	76
PIMCO Total Return Fund	7,309	77

Total Mutual Funds (Cost $1,180)		1,141

Total Investments in Affiliates (Cost $1,180)		1,141

Total Investments 97.4% (Cost $2,986)		$2,956

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $5)		6

Other Assets and Liabilities, net 2.4%		73

Net Assets 100.0%		$3,035

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$8	$2
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	2	7	7

				$15	$9

Total Purchased Options				$15	$9

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	2	$(6)	$(1)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	2	(4)	(4)

				$(10)	$(5)

Total Written Options				$(10)	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9	$0	$0	$9	$(5)	$0	$0	$(5)

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	4	(10)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	4	$(10)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	376	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$9	$0	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	37

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6)	$0	$0	$(6)
Written Options	0	0	5	0	0	5

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(1)	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$1,815	$0	$0	$1,815
	$1,815	$0	$0	$1,815

Investments in Affiliates, at Value
Mutual Funds	1,141	0	0	1,141

Total Investments	$2,956	$0	$0	$2,956

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$9	$0	$9
Over the counter	0	2	0	2
	$0	$11	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Totals	$2,956	$6	$0	$2,962

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.9%

MUTUAL FUNDS 69.9%
Vanguard 500 Index Fund ‘Admiral’	3,629	$691
Vanguard Developed Markets Index Fund ‘Admiral’	35,769	456
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13,419	458
Vanguard REIT Index Fund ‘Admiral’	2,828	300
Vanguard Small-Cap Index Fund ‘Admiral’	3,999	233

Total Mutual Funds (Cost $2,121)		2,138

Total Investments in Securities (Cost $2,121)		2,138

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.6%

MUTUAL FUNDS 27.6%
PIMCO Emerging Local Bond Fund	19,933	$155
PIMCO High Yield Fund	17,193	156
PIMCO Long Duration Total Return Fund	20,125	228
PIMCO Real Return Asset Fund	37,805	305

Total Mutual Funds (Cost $880)		844

Total Investments in Affiliates (Cost $880)		844

Total Investments 97.5% (Cost $3,001)		$2,982

Financial Derivative Instruments (a)(b) 0.2%
(Cost or Premiums, net $5)		6

Other Assets and Liabilities, net 2.3%		71

Net Assets 100.0%		$3,059

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	2	$8	$2
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	2	7	7

				$15	$9

Total Purchased Options				$15	$9

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	2	$(6)	$(1)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	2	(4)	(4)

				$(10)	$(5)

Total Written Options				$(10)	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9	$0	$0	$9	$(5)	$0	$0	$(5)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund (Cont.)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	4	(10)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	4	$(10)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	375	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$9	$0	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6)	$0	$0	$(6)
Written Options	0	0	5	0	0	5

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(1)	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$2,138	$0	$0	$2,138
	$2,138	$0	$0	$2,138

Investments in Affiliates, at Value
Mutual Funds	844	0	0	844

Total Investments	$2,982	$0	$0	$2,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$9	$0	$9
Over the counter	0	2	0	2
	$0	$11	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Totals	$2,982	$6	$0	$2,988

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.9%

MUTUAL FUNDS 74.9%
Vanguard 500 Index Fund ‘Admiral’	4,030	$767
Vanguard Developed Markets Index Fund ‘Admiral’	35,758	457
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13,415	458
Vanguard REIT Index Fund ‘Admiral’	2,823	299
Vanguard Small-Cap Index Fund ‘Admiral’	5,330	310

Total Mutual Funds (Cost $2,270)		2,291

Total Investments in Securities (Cost $2,270)		2,291

INVESTMENTS IN AFFILIATES 22.6%

MUTUAL FUNDS (a) 22.6%
PIMCO Emerging Local Bond Fund	9,948	77

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Fund	17,160	$156
PIMCO Long Duration Total Return Fund	20,119	228
PIMCO Real Return Asset Fund	28,346	229

Total Mutual Funds (Cost $718)		690

Total Investments in Affiliates (Cost $718)		690

Total Investments 97.5% (Cost $2,988)		$2,981

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $5)		5

Other Assets and Liabilities, net 2.3%		73

Net Assets 100.0%		$3,059

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	2	$7	$2
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	8

				$16	$10

Total Purchased Options				$16	$10

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	2	$(5)	$(1)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(6)	(6)

				$(11)	$(7)

Total Written Options				$(11)	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$0	$0	$10	$(7)	$0	$0	$(7)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	5	(11)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	5	$(11)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	374	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10	$0	$0	$10

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$10	$0	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7	$0	$0	$7

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6)	$0	$0	$(6)
Written Options	0	0	5	0	0	5

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(1)	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$2,291	$0	$0	$2,291
	$2,291	$0	$0	$2,291

Investments in Affiliates, at Value
Mutual Funds	690	0	0	690

Total Investments	$2,981	$0	$0	$2,981

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	2	0	2
	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(7)	$0	$(7)

Totals	$2,981	$5	$0	$2,986

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.9%

MUTUAL FUNDS (a) 79.9%
Vanguard 500 Index Fund ‘Admiral’	4,078	$776
Vanguard Developed Markets Index Fund ‘Admiral’	42,211	539
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,836	541
Vanguard REIT Index Fund ‘Admiral’	2,856	302
Vanguard Small-Cap Index Fund ‘Admiral’	5,393	314

Total Mutual Funds (Cost $2,447)		2,472

Total Investments in Securities (Cost $2,447)		2,472

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.5%

MUTUAL FUNDS (a) 17.5%
PIMCO Emerging Local Bond Fund	9,956	$78
PIMCO High Yield Fund	8,681	79
PIMCO Long Duration Total Return Fund	20,357	230
PIMCO Real Return Asset Fund	19,120	154

Total Mutual Funds (Cost $566)		541

Total Investments in Affiliates (Cost $566)		541

Total Investments 97.4% (Cost $3,013)		$3,013

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $6)		6

Other Assets and Liabilities, net 2.4%		74

Net Assets 100.0%		$3,093

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	01/15/2016	3	$10	$3
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	10	8

				$20	$11

Total Purchased Options				$20	$11

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	01/15/2016	3	$(7)	$(2)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(5)

				$(14)	$(7)

Total Written Options				$(14)	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$0	$0	$11	$(7)	$0	$0	$(7)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	6	(14)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	6	$(14)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	374	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$76	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$11	$0	$0	$11

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$11	$0	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7	$0	$0	$7

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(8)	$0	$0	$(8)
Written Options	0	0	6	0	0	6

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(2)	$0	$0	$0

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$2,472	$0	$0	$2,472
	$2,472	$0	$0	$2,472

Investments in Affiliates, at Value
Mutual Funds	541	0	0	541

Total Investments	$3,013	$0	$0	$3,013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$11	$0	$11
Over the counter	0	2	0	2
	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(7)	$0	$(7)

Totals	$3,013	$6	$0	$3,019

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.5%

MUTUAL FUNDS (a) 82.5%
Vanguard 500 Index Fund ‘Admiral’	4,459	$849
Vanguard Developed Markets Index Fund ‘Admiral’	42,032	536
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,741	538
Vanguard REIT Index Fund ‘Admiral’	2,833	300
Vanguard Small-Cap Index Fund ‘Admiral’	5,360	312

Total Mutual Funds (Cost $2,509)		2,535

Total Investments in Securities (Cost $2,509)		2,535

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.9%

MUTUAL FUNDS (a) 14.9%
PIMCO Emerging Local Bond Fund	9,952	$77
PIMCO High Yield Fund	8,488	77
PIMCO Long Duration Total Return Fund	20,235	229
PIMCO Real Return Asset Fund	9,504	77

Total Mutual Funds (Cost $482)		460

Total Investments in Affiliates (Cost $482)		460

Total Investments 97.4% (Cost $2,991)		$2,995

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $6)		6

Other Assets and Liabilities, net 2.4%		74

Net Assets 100.0%		$3,075

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	3	$12	$4
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	8

				$21	$12

Total Purchased Options				$21	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	3	$(8)	$(2)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(6)

				$(15)	$(8)

Total Written Options				$(15)	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$12	$0	$0	$12	$(8)	$0	$0	$(8)

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	6	(15)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	6	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	373	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$75	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$12	$0	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$8	$0	$0	$8

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(9)	$0	$0	$(9)
Written Options	0	0	7	0	0	7

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(2)	$0	$0	$(0)

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$2,535	$0	$0	$2,535
	$2,535	$0	$0	$2,535

Investments in Affiliates, at Value
Mutual Funds	460	0	0	460

Total Investments	$2,995	$0	$0	$2,995

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	2	0	2
	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(8)	$0	$(8)

Totals	$2,995	$6	$0	$3,001

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.3%

MUTUAL FUNDS 82.3%
Vanguard 500 Index Fund ‘Admiral’	4,531	$863
Vanguard Developed Markets Index Fund ‘Admiral’	42,605	544
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,996	546
Vanguard REIT Index Fund ‘Admiral’	2,872	304
Vanguard Small-Cap Index Fund ‘Admiral’	5,447	317

Total Mutual Funds (Cost $2,548)		2,574

Total Investments in Securities (Cost $2,548)		2,574

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.0%

MUTUAL FUNDS (a) 15.0%
PIMCO Emerging Local Bond Fund	10,076	$78
PIMCO High Yield Fund	8,729	79
PIMCO Long Duration Total Return Fund	20,563	233
PIMCO Real Return Asset Fund	9,658	78

Total Mutual Funds (Cost $491)		468

Total Investments in Affiliates (Cost $491)		468

Total Investments 97.3% (Cost $3,039)		$3,042

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $6)		6

Other Assets and Liabilities, net 2.5%		77

Net Assets 100.0%		$3,125

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	3	$12	$4
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	3	9	8

				$21	$12

Total Purchased Options				$21	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	3	$(8)	$(2)
Put - CBOE S&P 500 Index	1,550.000	03/18/2016	3	(7)	(6)

				$(15)	$(8)

Total Written Options				$(15)	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$12	$0	$0	$12	$(8)	$0	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	6	(15)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	6	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	373	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$75	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$12	$0	$0	$12

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$12	$0	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$8	$0	$0	$8

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(9)	$0	$0	$(9)
Written Options	0	0	7	0	0	7

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(2)	$0	$0	$0

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$2,574	$0	$0	$2,574
	$2,574	$0	$0	$2,574

Investments in Affiliates, at Value
Mutual Funds	468	0	0	468

Total Investments	$3,042	$0	$0	$3,042

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	2	0	2
	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(8)	$0	$(8)

Totals	$3,042	$6	$0	$3,048

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments PIMCO RealPath™ Blend Income Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 31.8%

MUTUAL FUNDS 31.8%
Vanguard 500 Index Fund ‘Admiral’	2,018	$384
Vanguard Developed Markets Index Fund ‘Admiral’	17,929	229
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4,479	153
Vanguard REIT Index Fund ‘Admiral’	1,410	149
Vanguard Small-Cap Index Fund ‘Admiral’	1,335	78

Total Mutual Funds (Cost $987)		993

Total Investments in Securities (Cost $987)		993

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 62.5%

MUTUAL FUNDS (a) 59.3%
PIMCO Emerging Local Bond Fund	9,797	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	29,332	309
PIMCO High Yield Fund	8,488	77
PIMCO Long Duration Total Return Fund	20,151	228
PIMCO Real Return Asset Fund	28,393	229
PIMCO Real Return Fund	42,919	466
PIMCO Total Return Fund	44,093	467

Total Mutual Funds (Cost $1,894)		1,852

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio III	10,109	$100

Total Short-Term Instruments (Cost $100)		100

Total Investments in Affiliates (Cost $1,994)		1,952

Total Investments 94.3% (Cost $2,981)		$2,945

Financial Derivative Instruments (b)(c) 0.2%
(Cost or Premiums, net $5)		7

Other Assets and Liabilities, net 5.5%		170

Net Assets 100.0%		$3,122

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,750.000	01/15/2016	1	$7	$3
Put - CBOE S&P 500 Index	1,850.000	03/18/2016	1	6	6

				$13	$9

Total Purchased Options				$13	$9

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,600.000	01/15/2016	1	$(5)	$(1)
Put - CBOE S&P 500 Index	1,650.000	03/18/2016	1	(3)	(3)

				$(8)	$(4)

Total Written Options				$(8)	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9	$0	$0	$9	$(4)	$0	$0	$(4)

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	2	(8)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	2	$(8)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	379	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$77	$2	$2	$0

Total Swap Agreements							$2	$2	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9	$0	$0	$9

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$9	$0	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4	$0	$0	$4

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments PIMCO RealPath™ Blend Income Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(3)	$0	$0	$0	$0	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4)	$0	$0	$(4)
Written Options	0	0	3	0	0	3

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$2	$0	$0	$0	$0	$2

	$2	$0	$(1)	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Mutual Funds	$993	$0	$0	$993
	$993	$0	$0	$993

Investments in Affiliates, at Value
Mutual Funds	1,852	0	0	1,852
Short-Term Instruments
Central Funds Used for Cash Management Purposes	100	0	0	100
	$1,952	$0	$0	$1,952

Total Investments	$2,945	$0	$0	$2,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$9	$0	$9
Over the counter	0	2	0	2
	$0	$11	$0	$11

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(4)	$0	$(4)

Totals	$2,945	$7	$0	$2,952

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2015

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities,

currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of

ANNUAL REPORT	JUNE 30, 2015	57

Notes to Financial Statements (Cont.)

characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

58	PIMCO EQUITY SERIES

June 30, 2015

Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Funds’ prospectuses.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those

ANNUAL REPORT	JUNE 30, 2015	59

Notes to Financial Statements (Cont.)

securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). [NOTE: Per agreed upon disclosure.] Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

60	PIMCO EQUITY SERIES

June 30, 2015

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds. The tables below show the transactions in and earnings from investments in Underlying PIMCO Funds for the period ended June 30, 2015 (amounts in thousands†):

PIMCO RealPath™ Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$82	$(2)	$0	$(5)	$75	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	234	(3)	0	(5)	226	2	0
PIMCO High Yield Fund	0	158	(4)	0	(1)	153	4	0
PIMCO Long Duration Total Return Fund	0	250	(12)	0	(14)	224	4	0
PIMCO Real Return Asset Fund	0	322	(11)	1	(11)	301	1	0
PIMCO Real Return Fund	0	311	(5)	0	(2)	304	2	0
PIMCO Total Return Fund	0	468	(5)	0	(4)	459	5	0
Totals	$0	$1,825	$(42)	$1	$(42)	$1,742	$20	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$82	$(1)	$0	$(5)	$76	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	159	(2)	0	(4)	153	1	0
PIMCO High Yield Fund	0	235	(2)	0	(1)	232	6	0
PIMCO Long Duration Total Return Fund	0	251	(12)	0	(13)	226	5	0
PIMCO Real Return Asset Fund	0	326	(12)	1	(11)	304	1	0
PIMCO Real Return Fund	0	236	(4)	0	(2)	230	1	0
PIMCO Total Return Fund	0	237	(2)	0	(2)	233	3	0
Totals	$0	$1,526	$(35)	$1	$(38)	$1,454	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

ANNUAL REPORT	JUNE 30, 2015	61

Notes to Financial Statements (Cont.)

PIMCO RealPath™ Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$167	$(3)	$0	$(10)	$154	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	78	0	0	(2)	76	1	0
PIMCO High Yield Fund	0	234	(3)	0	(1)	230	6	0
PIMCO Long Duration Total Return Fund	0	251	(13)	0	(13)	225	5	0
PIMCO Real Return Asset Fund	0	325	(12)	1	(11)	303	1	0
PIMCO Real Return Fund	0	79	(2)	0	(1)	76	0	0
PIMCO Total Return Fund	0	78	0	0	(1)	77	1	0
Totals	$0	$1,212	$(33)	$1	$(39)	$1,141	$18	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$167	$(2)	$0	$(10)	$155	$4	$0
PIMCO High Yield Fund	0	157	0	0	(1)	156	4	0
PIMCO Long Duration Total Return Fund	0	256	(14)	0	(14)	228	5	0
PIMCO Real Return Asset Fund	0	328	(13)	1	(11)	305	1	0
Totals	$0	$908	$(29)	$1	$(36)	$844	$14	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$82	$0	$0	$(5)	$77	$2	$0
PIMCO High Yield Fund	0	157	0	0	(1)	156	4	0
PIMCO Long Duration Total Return Fund	0	256	(15)	1	(14)	228	5	0
PIMCO Real Return Asset Fund	0	248	(11)	0	(8)	229	1	0
Totals	$0	$743	$(26)	$1	$(28)	$690	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$83	$0	$0	$(5)	$78	$2	$0
PIMCO High Yield Fund	0	79	0	0	0	79	2	0
PIMCO Long Duration Total Return Fund	0	259	(16)	1	(14)	230	4	0
PIMCO Real Return Asset Fund	0	167	(7)	0	(6)	154	1	0
Totals	$0	$588	$(23)	$1	$(25)	$541	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

62	PIMCO EQUITY SERIES

June 30, 2015

PIMCO RealPath™ Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$82	$0	$0	$(5)	$77	$2	$0
PIMCO High Yield Fund	0	77	0	0	0	77	2	0
PIMCO Long Duration Total Return Fund	0	258	(16)	1	(14)	229	5	0
PIMCO Real Return Asset Fund	0	84	(4)	0	(3)	77	0	0
Totals	$0	$501	$(20)	$1	$(22)	$460	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$84	$0	$0	$(6)	$78	$2	$0
PIMCO High Yield Fund	0	79	0	0	0	79	2	0
PIMCO Long Duration Total Return Fund	0	259	(13)	1	(14)	233	5	0
PIMCO Real Return Asset Fund	0	85	(4)	0	(3)	78	0	0
Totals	$0	$507	$(17)	$1	$(23)	$468	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RealPath™ Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$0	$83	$(2)	$0	$(5)	$76	$2	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	320	(4)	0	(7)	309	2	0
PIMCO High Yield Fund	0	78	0	0	(1)	77	2	0
PIMCO Long Duration Total Return Fund	0	250	(9)	1	(14)	228	5	0
PIMCO Real Return Fund	0	475	(6)	0	(3)	466	2	0
PIMCO Real Return Asset Fund	0	245	(8)	0	(8)	229	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	100	0	0	0	100	0	0
PIMCO Total Return Fund	0	473	(2)	0	(4)	467	5	0
Totals	$0	$2,024	$(31)	$1	$(42)	$1,952	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial positions, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is

ANNUAL REPORT	JUNE 30, 2015	63

Notes to Financial Statements (Cont.)

recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying

64	PIMCO EQUITY SERIES

June 30, 2015

reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by Fund (or Acquired Funds) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant.

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Notes to Financial Statements (Cont.)

Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign

(non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Fund (or Acquired Funds).

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the

66	PIMCO EQUITY SERIES

June 30, 2015

extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for

ANNUAL REPORT	JUNE 30, 2015	67

Notes to Financial Statements (Cont.)

general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A
PIMCO RealPath™ Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend Income Fund	0.01%	0.02%	0.02%	0.27%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act

(the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan

68	PIMCO EQUITY SERIES

June 30, 2015

permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2015, the Distributor retained $360,600 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at June 30, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealPath™ Blend 2020 Fund	$17
PIMCO RealPath™ Blend 2025 Fund	17
PIMCO RealPath™ Blend 2030 Fund	17
PIMCO RealPath™ Blend 2035 Fund	17
PIMCO RealPath™ Blend 2040 Fund	17
PIMCO RealPath™ Blend 2045 Fund	17
PIMCO RealPath™ Blend 2050 Fund	17
PIMCO RealPath™ Blend 2055 Fund	17
PIMCO RealPath™ Blend Income Fund	17

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M shares, as applicable of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

ANNUAL REPORT	JUNE 30, 2015	69

Notes to Financial Statements (Cont.)

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer, of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealPath™ Blend 2020 Fund	$0	$0	$3,115	$144
PIMCO RealPath™ Blend 2025 Fund	0	0	3,145	152
PIMCO RealPath™ Blend 2030 Fund	0	0	3,148	171
PIMCO RealPath™ Blend 2035 Fund	0	0	3,164	172
PIMCO RealPath™ Blend 2040 Fund	0	0	3,154	175
PIMCO RealPath™ Blend 2045 Fund	0	0	3,171	167
PIMCO RealPath™ Blend 2050 Fund	0	0	3,152	170
PIMCO RealPath™ Blend 2055 Fund	0	0	3,185	155
PIMCO RealPath™ Blend Income Fund	0	0	2,985	109

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RealPath™ Blend 2020 Fund (1)		PIMCO RealPath™ Blend 2025 Fund (2)		PIMCO RealPath™ Blend 2030 Fund (3)		PIMCO RealPath™ Blend 2035 Fund (4)
	Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000	302	$3013	300	$3,000	301	$3,000
Administrative Class	1	10	1	15	1	10	1	10
Class A	1	10	1	11	1	10	2	23

Issued as reinvestment of distributions
Institutional Class	1	15	1	15	1	15	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	303	$3,035	305	$3,054	303	$3,035	305	$3,048

70	PIMCO EQUITY SERIES

June 30, 2015

	PIMCO RealPath™ Blend 2040 Fund (5)		PIMCO RealPath™ Blend 2045 Fund (6)		PIMCO RealPath™ Blend 2050 Fund (7)		PIMCO RealPath™ Blend 2055 Fund (8)		PIMCO RealPath™ Blend Income Fund (9)
	Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015		Period From 12/31/2014 to 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	301	$3,000	300	$3,000	301	$3,001	300	$3,001	304	$3,037
Administrative Class	1	12	4	40	1	14	1	11	2	14
Class A	1	11	1	10	1	15	7	67	7	74

Issued as reinvestment of distributions
Institutional Class	1	15	1	15	1	15	1	15	1	15
Administrative Class	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	0	(1)	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	304	$3,038	306	$3,065	304	$3,044	309	$3,094	314	$3,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 98% of the Fund, and the shareholder is a related party of the Fund.*
(7)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(8)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 98% of the Fund, and the shareholder is a related party of the Fund.*
(9)	As of June 30, 2015, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 96% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	JUNE 30, 2015	71

Notes to Financial Statements (Cont.)

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO RealPath™ Blend 2020 Fund	21	—	(29)	—	—	—	—
PIMCO RealPath™ Blend 2025 Fund	24	—	(26)	—	—	—	—
PIMCO RealPath™ Blend 2030 Fund	27	—	(26)	—	—	—	—
PIMCO RealPath™ Blend 2035 Fund	27	—	(16)	—	—	—	—
PIMCO RealPath™ Blend 2040 Fund	25	—	(4)	—	—	—	—
PIMCO RealPath™ Blend 2045 Fund	25	—	3	—	—	—	—
PIMCO RealPath™ Blend 2050 Fund	25	—	5	—	—	—	—
PIMCO RealPath™ Blend 2055 Fund	25	—	6	—	—	—	—
PIMCO RealPath™ Blend Income Fund	17	—	(35)	—	—	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain options contracts, return of capital adjustments, and adjustments for real estate investment trusts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through June 30, 2015 and Ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO RealPath™ Blend 2020 Fund	$—	$—
PIMCO RealPath™ Blend 2025 Fund	—	—
PIMCO RealPath™ Blend 2030 Fund	—	—
PIMCO RealPath™ Blend 2035 Fund	—	—
PIMCO RealPath™ Blend 2040 Fund	—	—
PIMCO RealPath™ Blend 2045 Fund	—	—
PIMCO RealPath™ Blend 2050 Fund	—	—
PIMCO RealPath™ Blend 2055 Fund	—	—
PIMCO RealPath™ Blend Income Fund	—	—

72	PIMCO EQUITY SERIES

June 30, 2015

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO RealPath™ Blend 2020 Fund	$2,975	$23	$(52)	$(29)
PIMCO RealPath™ Blend 2025 Fund	3,000	28	(55)	(27)
PIMCO RealPath™ Blend 2030 Fund	2,983	34	(61)	(27)
PIMCO RealPath™ Blend 2035 Fund	2,998	42	(58)	(16)
PIMCO RealPath™ Blend 2040 Fund	2,986	46	(51)	(5)
PIMCO RealPath™ Blend 2045 Fund	3,009	54	(50)	4
PIMCO RealPath™ Blend 2050 Fund	2,988	54	(47)	7
PIMCO RealPath™ Blend 2055 Fund	3,036	54	(48)	6
PIMCO RealPath™ Blend Income Fund	2,980	18	(53)	(35)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, return of capital adjustments, and adjustments for real estate investment trusts.

For the fiscal year ended June 30, 2015 the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2015
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO RealPath™ Blend 2020 Fund	$15	$—	$—
PIMCO RealPath™ Blend 2025 Fund	15	—	—
PIMCO RealPath™ Blend 2030 Fund	15	—	—
PIMCO RealPath™ Blend 2035 Fund	15	—	—
PIMCO RealPath™ Blend 2040 Fund	15	—	—
PIMCO RealPath™ Blend 2045 Fund	15	—	—
PIMCO RealPath™ Blend 2050 Fund	15	—	—
PIMCO RealPath™ Blend 2055 Fund	15	—	—
PIMCO RealPath™ Blend Income Fund	15	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

Effective August 10, 2015, the contingent deferred sales charges holding period is reduced from 18 months to 12 months for purchases of such Class A shares on or after August 10, 2015.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2015	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO Equity Series®

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RealPath™ Blend 2020 Fund, PIMCO RealPath™ Blend 2025 Fund, PIMCO RealPath™ Blend 2030 Fund, PIMCO RealPath™ Blend 2035 Fund, PIMCO RealPath™ Blend 2040 Fund, PIMCO RealPath™ Blend 2045 Fund, PIMCO RealPath™ Blend 2050 Fund, PIMCO RealPath™ Blend 2055 Fund, and PIMCO RealPath™ Blend Income Fund (nine series constituting the PIMCO Equity Series®, hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 31, 2014 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, and the application of alternative auditing procedures where applicable, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

74	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of each Funds fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO RealPath™ Blend 2020 Fund	0.39%	0.39%	$—	$—
PIMCO RealPath™ Blend 2025 Fund	0.39%	0.39%	—	—
PIMCO RealPath™ Blend 2030 Fund	0.35%	0.36%	—	—
PIMCO RealPath™ Blend 2035 Fund	0.29%	0.29%	—	—
PIMCO RealPath™ Blend 2040 Fund	0.29%	0.29%	—	—
PIMCO RealPath™ Blend 2045 Fund	0.25%	0.25%	—	—
PIMCO RealPath™ Blend 2050 Fund	0.24%	0.25%	—	—
PIMCO RealPath™ Blend 2055 Fund	0.25%	0.25%	—	—
PIMCO RealPath™ Blend Income Fund	0.36%	0.36%	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	JUNE 30, 2015	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return

Other Abbreviations:
REIT	Real Estate Investment Trust

76	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888)877-4626, or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	177	Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2015	77

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

78	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	JUNE 30, 2015	79

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

80	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3002AR_063015

Your Global Investment Authority

PIMCO Equity Series®

Annual Report

June 30, 2015

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Share Classes

■	Institutional
■	P
■	A
■	C

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	9	24
PIMCO RAE Fundamental Global Fund	10	32
PIMCO RAE Fundamental Global ex-US Fund	11	33
PIMCO RAE Fundamental International Fund	12	34
PIMCO RAE Fundamental US Fund	13	44
PIMCO RAE Fundamental US Small Fund	14	50

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2015. On the following pages are specific details about the investment performance of each fund during the reporting period.

Highlights of the financial markets during our twelve-month reporting period include:

■

Investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the period and continues to be a concern outside of the reporting period as events remain fluid. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates.

■

U.S. equities, as represented by the S&P 500 Index, returned 7.42% due to an improving economic outlook and stronger jobs growth. Internationally, equity markets experienced strong performance, notably in Europe and Japan, but currency moves in unhedged U.S. dollar terms created headwinds for returns as the MSCI EAFE Net Dividend Index (USD hedged) returned 11.19% while the MSCI EAFE Net Dividend Index (USD Unhedged) declined 4.22% over the reporting period. Japanese equities, as represented by the MSCI Japan Index, returned 31.24% over the same period. The sharp decline in oil prices in 2014 and early 2015 led to heightened equity market volatility over the reporting period. The debt crisis in Greece weighed on global equities late in the reporting period as Prime Minister Alexis Tsipras called for a referendum to be held regarding a bailout offered by its European creditors. Greece shut down its banking system ahead of the vote in order to prevent financial collapse.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 5.12% over the reporting period. Concerns over slower Chinese economic growth created headwinds for EM equities, as Chinese stocks briefly moved into bear market territory near the close of the reporting period despite efforts by the People’s Bank of China to offset the recent decline through additional interest rate cuts. In the latter part of 2014, Brazil was one of the worst performing equity markets as the country slipped back into recession and President Rousseff won her re-election campaign. The Brazilian real fell 17% in the first quarter of 2015 following nationwide protests against corruption, rising unemployment and weak economic growth, before rebounding in the second quarter of 2015, after the Brazilian central bank lowered the upper limit of its inflation target, sending signs of confidence to the market. These events, along with a strong U.S. dollar and lower commodity prices over the reporting period, were contributing factors in EM equity underperformance relative to developed market equities.

■

Style-wise, growth equities outperformed value equities globally as the MSCI All Country World Growth Index (Net Dividends in USD) returned 4.86% and the MSCI All Country World Value Index (Net Dividends in USD) declined 3.41%. The healthcare and consumer discretionary sectors were the top performing equity sectors, while the energy and materials sectors were the worst performing equity sectors over the reporting period.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.31% for the reporting period. Longer-maturity yields (i.e., seven to thirty year yields) declined, with prices therefore higher, while shorter-maturity yields (i.e., six month to five year yields) rose as investors anticipated some degree of monetary tightening by the Federal Reserve to occur later in 2015. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, down from 2.53% on June 30, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.86% for the reporting period.

2	PIMCO EQUITY SERIES

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 20, 2015

ANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund, and the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund (collectively, “Underlying Funds”), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the underlying funds.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. In addition, although the Federal Reserve (“Fed”) ended its bond-buying program in October 2014, the Fed indicated that it remains committed to accommodative monetary policy, which in the past has aided equity markets. As of the date of this report, Europe is one of the worst performing regions for equity markets, as deflationary concerns weighed on the values of equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, market risk, issuer risk, credit risk, distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small company risk, arbitrage risk, derivatives risk and model risk. A complete description of these risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

4	PIMCO EQUITY SERIES

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Certain Funds (or Underlying Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RAE Fundamental Emerging Markets Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—
PIMCO RAE Fundamental Global Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—
PIMCO RAE Fundamental Global ex-US Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—
PIMCO RAE Fundamental International Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—
PIMCO RAE Fundamental US Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—
PIMCO RAE Fundamental US Small Fund	6/5/2015	6/5/2015	6/5/2015	—	—	6/5/2015	6/5/2015	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Funds (Cont.)

PIMCO RAE Fundamental Emerging Markets Fund

Top 10 Holdings1

China Construction Bank Corp. ‘H’	3.6%
Industrial & Commercial Bank of China Ltd. ‘H’	3.0%
Bank of China Ltd.	3.0%
China Mobile Ltd.	2.8%
Lukoil OAO — ADR	2.3%
Itau Unibanco Holding S.A. SP — ADR	2.0%
Vale S.A.	2.0%
Gazprom OAO SP — ADR	2.0%
Surgutneftegas OAO — ADR	2.0%
Samsung Electronics Co. Ltd.	1.7%

Geographic Breakdown1

China	19.6%
Brazil	13.3%
Russia	10.8%
South Korea	10.2%
South Africa	9.5%
Taiwan	9.2%
Hong Kong	4.5%
India	3.6%
Luxembourg	3.3%
Thailand	3.0%
United States	2.8%
Mexico	2.7%
United Kingdom	2.4%
Poland	1.9%
Indonesia	1.8%
Netherlands	1.1%
Greece	0.3%

Sector Breakdown1

Financials	35.4%
Energy	16.7%
Telecommunication Services	12.7%
Information Technology	8.5%
Industrials	7.4%
Materials	6.6%
Utilities	5.8%
Consumer Discretionary	4.1%

Sector Breakdown1 (Cont.)

Consumer Staples	2.6%
Health Care	0.2%

PIMCO RAE Fundamental Global Fund

Top Holdings1

PIMCO RAE Fundamental US Fund	52.0%
PIMCO RAE Fundamental International Fund	35.5%
PIMCO RAE Fundamental Emerging Markets Fund	12.5%

Geographic Breakdown1

United States	100.0%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RAE Fundamental Global ex-US Fund

Top Holdings1

PIMCO RAE Fundamental International Fund	74.0%
PIMCO RAE Fundamental Emerging Markets Fund	26.0%

Geographic Breakdown1

United States	100.0%

Sector Breakdown1

Mutual Funds	100.0%

PIMCO RAE Fundamental International Fund

Top 10 Holdings1

Royal Dutch Shell PLC ‘A’	2.4%
HSBC Holdings PLC	2.0%
BP PLC	1.8%
Total S.A.	1.5%
Orange S.A.	1.3%
Banco Santander S.A.	1.3%
Novartis AG	1.1%
Telefonica S.A.	1.1%
AstraZeneca PLC	1.0%
Deutsche Telekom AG	0.9%

6	PIMCO EQUITY SERIES

Geographic Breakdown1

United Kingdom	17.7%
Japan	15.4%
France	10.3%
Canada	9.1%
Germany	8.7%
Australia	8.6%
Switzerland	5.0%
Netherlands	4.5%
Spain	4.3%
Italy	3.8%
Hong Kong	2.3%
Sweden	1.6%
Norway	1.3%
Singapore	1.2%
Denmark	1.2%
Israel	1.0%
Other	4.0%

Sector Breakdown1

Financials	28.1%
Energy	11.4%
Industrials	10.3%
Materials	9.6%
Telecommunication Services	9.1%
Consumer Discretionary	8.0%
Consumer Staples	7.0%
Health Care	7.0%
Utilities	6.1%
Information Technology	3.4%

PIMCO RAE Fundamental US Fund

Top 10 Holdings1

AT&T, Inc.	2.9%
Exxon Mobil Corp.	2.6%
Apple, Inc.	2.3%
International Business Machines Corp.	2.1%
Intel Corp.	2.0%
Chevron Corp.	1.9%
Microsoft Corp.	1.8%
JPMorgan Chase & Co.	1.7%

Top 10 Holdings1 (Cont.)

Hewlett-Packard Co.	1.3%
Johnson & Johnson	1.2%

Geographic Breakdown1

United States	99.3%
Ireland	0.5%
Mexico	0.1%
Switzerland	0.1%

Sector Breakdown1

Information Technology	18.5%
Consumer Discretionary	14.1%
Health Care	13.1%
Financials	12.7%
Consumer Staples	10.1%
Energy	9.5%
Industrials	8.3%
Utilities	5.7%
Telecommunication Services	4.9%
Materials	3.1%

PIMCO RAE Fundamental US Small Fund

Top 10 Holdings1

Amedisys, Inc.	0.6%
Chemed Corp.	0.5%
Hawaiian Holdings, Inc.	0.5%
Select Medical Holdings Corp.	0.5%
InterDigital, Inc.	0.4%
Coty, Inc. ‘A’	0.4%
Inteliquent, Inc.	0.4%
Caleres, Inc.	0.4%
Penn National Gaming, Inc.	0.4%
Finish Line, Inc. ‘A’	0.4%

Geographic Breakdown1

United States	100.0%

ANNUAL REPORT	JUNE 30, 2015	7

Important Information About the Funds (Cont.)

Sector Breakdown1

Consumer Discretionary	21.3%
Information Technology	19.7%
Financials	17.1%
Industrials	13.4%
Health Care	10.0%
Materials	5.6%
Consumer Staples	5.0%
Energy	4.3%
Telecommunication Services	2.0%
Utilities	1.6%

[1]

% of Investments, at value as of 06/30/2015. Securities sold short, financial derivative instruments and short-term instruments (with the exception of Central Funds used for cash management purposes), if any, are excluded from the Top Holdings, Geographic and Sector Breakdown tables.

8	PIMCO EQUITY SERIES

PIMCO RAE Fundamental Emerging Markets Fund

Institutional Class - PEIFX	Class A - PEAFX
Class P - PEPFX	Class C - PECFX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015*
	1 Year	5 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	-9.68%	2.84%	6.24%
PIMCO RAE Fundamental Emerging Markets Fund Class P	-9.59%	2.86%	6.25%
PIMCO RAE Fundamental Emerging Markets Fund Class A	-9.59%	2.86%	6.25%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	-12.98%	2.08%	5.80%
PIMCO RAE Fundamental Emerging Markets Fund Class C	-9.68%	2.84%	6.24%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	-10.59%	2.84%	6.24%
MSCI Emerging Markets Index (Net Dividends in USD)±	-5.12%	3.68%	5.35%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. Adjusted returns shown for the periods since May 31, 2006, the date the Fund began operations as a partnership, take into account the maximum sales charge for Class A and Class C shares, respectively. Returns shown for Class C shares are shown with and without the 1.00% CDSC for the one year period only. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.99% for the Institutional Class shares, 1.09% for the Class P shares, 1.34% for the Class A shares and 2.09% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”). The stocks are selected by the Fund’s subadviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

ANNUAL REPORT	JUNE 30, 2015	9

PIMCO RAE Fundamental Global Fund

Institutional Class - PFQIX	Class A - PFQAX
Class P - PFQPX	Class C - PFQCX

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	-1.40%
PIMCO RAE Fundamental Global Fund Class P	-1.50%
PIMCO RAE Fundamental Global Fund Class A	-1.50%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	-5.20%
PIMCO RAE Fundamental Global Fund Class C	-1.60%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	-2.58%
MSCI All Country World Index±	-1.23%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.38% for the Institutional Class shares, 1.48% for the Class P shares, 1.73% for the Class A shares and 2.48% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental US Fund (“US Fund”), the PIMCO RAE Fundamental International Fund (“International Fund”), and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

10	PIMCO EQUITY SERIES

PIMCO RAE Fundamental Global ex-US Fund

Institutional Class - PZRIX	Class A - PZRAX
Class P - PZRPX	Class C - PZRCX

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	-1.40%
PIMCO RAE Fundamental Global ex-US Fund Class P	-1.40%
PIMCO RAE Fundamental Global ex-US Fund Class A	-1.40%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	-5.10%
PIMCO RAE Fundamental Global ex-US Fund Class C	-1.50%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	-2.49%
MSCI All Country World ex US Index±	-1.11%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.41% for the Institutional Class shares, 1.51% for the Class P shares, 1.76% for the Class A shares and 2.51% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental International Fund (“International Fund”) and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), (ii) equity securities of small companies economically tied to non-U.S. countries, and (iii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

ANNUAL REPORT	JUNE 30, 2015	11

PIMCO RAE Fundamental International Fund

Institutional Class - PPYIX	Class A - PPYAX
Class P - PPYPX	Class C - PPYCX

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2015
Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	-1.70%
PIMCO RAE Fundamental International Fund Class P	-1.70%
PIMCO RAE Fundamental International Fund Class A	-1.70%
PIMCO RAE Fundamental International Fund Class A (adjusted)	-5.39%
PIMCO RAE Fundamental International Fund Class C	-1.70%
PIMCO RAE Fundamental International Fund Class C (adjusted)	-2.68%
MSCI EAFE Net Dividend Index (USD Unhedged)±	-1.14%

All Fund returns are net of fees and expenses.

± MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.65% for the Institutional Class shares, 0.75% for the Class P shares, 1.00% for the Class A shares and 1.75% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by investing under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

12	PIMCO EQUITY SERIES

PIMCO RAE Fundamental US Fund

Institutional Class - PKAIX	Class A - PKAAX
Class P - PKAPX	Class C - PKACX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015**
	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	3.28%	17.49%	8.30%	7.95%
PIMCO RAE Fundamental US Fund Class P	3.28%	17.49%	8.30%	7.95%
PIMCO RAE Fundamental US Fund Class A	3.39%	17.51%	8.31%	7.96%
PIMCO RAE Fundamental US Fund Class A (adjusted)	-0.49%	16.61%	7.90%	7.57%
PIMCO RAE Fundamental US Fund Class C	3.28%	17.49%	8.30%	7.95%
PIMCO RAE Fundamental US Fund Class C (adjusted)	2.28%	17.49%	8.30%	7.95%
S&P 500 Index±	7.42%	17.34%	7.89%	7.42%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. Adjusted returns shown for the periods since December 22, 2004, the date the Fund began operations as a partnership, take into account the maximum sales charge for Class A and Class C shares, respectively. Returns shown for Class C shares are shown with and without the 1.00% CDSC for the one year period only. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.52% for the Institutional Class shares, 0.62% for the Class P shares, 0.92% for the Class A shares and 1.67% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

** For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

ANNUAL REPORT	JUNE 30, 2015	13

PIMCO RAE Fundamental US Small Fund

Institutional Class - PMJIX	Class A - PMJAX
Class P - PMJPX	Class C - PMJCX

Cumulative Returns Through June 30, 2015

Cumulative Total Return for the period ended June 30, 2015*
	1 Year	5 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	5.10%	17.42%	8.64%
PIMCO RAE Fundamental US Small Fund Class P	5.00%	17.40%	8.63%
PIMCO RAE Fundamental US Small Fund Class A	5.00%	17.40%	8.63%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	1.06%	16.50%	8.21%
PIMCO RAE Fundamental US Small Fund Class C	4.89%	17.37%	8.62%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	3.89%	17.37%	8.62%
Russell 2000® Index±	6.49%	17.08%	8.12%

All Fund returns are net of fees and expenses.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. Adjusted returns shown for the periods since September 29, 2005, the date the Fund began operations as a partnership, take into account the maximum sales charge for Class A and Class C shares, respectively. Returns shown for Class C shares are shown with and without the 1.00% CDSC for the one year period only. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.68% for the Institutional Class shares, 0.78% for the Class P shares, 1.08% for the Class A shares and 1.83% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Investment Objective and Strategy Overview

»

The PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. small companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Portfolio Insights

»	The Fund commenced operations on June 5, 2015.

14	PIMCO EQUITY SERIES

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2015 to June 30, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)(a)	Ending Account Value (06/30/15)	Expenses Paid During Period(b)	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period	Net Annualized Expense Ratio*
PIMCO RAE Fundamental Emerging Markets Fund**
Institutional Class	$1,000.00	$992.40	$0.47	$1,000.00	$1,020.96	$3.74	0.75%
Class P	1,000.00	992.90	0.53	1,000.00	1,020.47	4.23	0.85
Class A	1,000.00	991.90	0.69	1,000.00	1,019.23	5.48	1.10
Class C	1,000.00	987.70	1.16	1,000.00	1,015.53	9.19	1.85
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$986.00	$0.03	$1,000.00	$1,024.46	$0.20	0.04%
Class P	1,000.00	985.00	0.09	1,000.00	1,023.97	0.70	0.14
Class A	1,000.00	985.00	0.24	1,000.00	1,022.73	1.95	0.39
Class C	1,000.00	984.00	0.71	1,000.00	1,019.04	5.68	1.14
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$986.00	$0.01	$1,000.00	$1,024.61	$0.05	0.01%
Class P	1,000.00	986.00	0.07	1,000.00	1,024.12	0.55	0.11
Class A	1,000.00	986.00	0.23	1,000.00	1,022.88	1.80	0.36
Class C	1,000.00	985.00	0.70	1,000.00	1,019.18	5.53	1.11

ANNUAL REPORT	JUNE 30, 2015	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)(a)	Ending Account Value (06/30/15)	Expenses Paid During Period(b)	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period	Net Annualized Expense Ratio*
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$983.00	$0.31	$1,000.00	$1,022.19	$2.49	0.50%
Class P	1,000.00	983.00	0.37	1,000.00	1,021.70	2.99	0.60
Class A	1,000.00	983.00	0.53	1,000.00	1,020.47	4.23	0.85
Class C	1,000.00	983.00	1.00	1,000.00	1,016.77	7.96	1.60
PIMCO RAE Fundamental US Fund**
Institutional Class	$1,000.00	$994.50	$0.25	$1,000.00	$1,022.68	$2.00	0.40%
Class P	1,000.00	994.10	0.31	1,000.00	1,022.19	2.49	0.50
Class A	1,000.00	993.80	0.50	1,000.00	1,020.71	3.99	0.80
Class C	1,000.00	989.70	0.97	1,000.00	1,017.01	7.71	1.55
PIMCO RAE Fundamental US Small Fund**
Institutional Class	$1,000.00	$1,024.90	$0.32	$1,000.00	$1,022.19	$2.49	0.50%
Class P	1,000.00	1,023.40	0.38	1,000.00	1,021.70	2.99	0.60
Class A	1,000.00	1,022.10	0.57	1,000.00	1,020.22	4.48	0.90
Class C	1,000.00	1,017.80	1.05	1,000.00	1,016.52	8.20	1.65

(a) The Beginning Account Value is reflective as of 06/05/15 for Actual expense, which is the inception date of the Funds.

(b) Expenses Paid During Period in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period since inception date of 06/05/15). Hypothetical expenses reflect amounts as if the Class had been operational for the entire fiscal half year.

* The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

** For the period from January 1, 2015 to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership prior to January 1, 2015 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2015	17

Financial Highlights

Selected Per Share Data for Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Loss	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$0.06		$(0.11)	$(0.05)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	0.06		(0.10)	(0.04)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	0.08		(0.12)	(0.04)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$(0.00	)^	$(0.14)	$(0.14)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.15)	(0.16)	0.00	0.00	0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$(0.00	)^	$(0.14)	$(0.14)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.14)	(0.15)	0.00	0.00	0.00

PIMCO RAE Fundamental International Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$0.02		$(0.19)	$(0.17)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00

PIMCO RAE Fundamental US Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$0.01		$(0.16)	$(0.15)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	0.01		(0.15)	(0.14)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00

PIMCO RAE Fundamental US Small Fund
Institutional Class
06/05/2015 - 06/30/2015	$10.00	$0.01		$(0.08)	$(0.07)	$0.00	$0.00	$0.00
Class P
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00
Class A
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00
Class C
06/05/2015 - 06/30/2015	10.00	0.00	^	(0.09)	(0.09)	0.00	0.00	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average numbers of shares outstanding during the period.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.95	(0.50)%	$199,378	0.75	%*	0.98	%*	0.75	%*	0.98	%*	10.11	%*	7%

9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$9.86	(1.40)%	$38,160	0.04	%*	0.86	%*	0.04	%*	0.86	%*	(0.04	)%*	2%

9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$9.86	(1.40)%	$70,077	0.01	%*	0.84	%*	0.01	%*	0.84	%*	(0.02	)%*	2%

9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$9.83	(1.70)%	$151,532	0.50	%*	0.64	%*	0.50	%*	0.64	%*	2.68	%*	7%

9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

$9.85	(1.50)%	$447,755	0.40	%*	0.51	%*	0.40	%*	0.51	%*	2.03	%*	5%

9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

$9.93	(0.70)%	$46,426	0.50	%*	0.73	%*	0.50	%*	0.73	%*	1.44	%*	9%

9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

ANNUAL REPORT	JUNE 30, 2015	19

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$196,234	$0	$0	$150,459	$445,500	$46,172
Investments in Affiliates	0	38,160	70,037	0	0	0
Cash	0	10	12	608	2,391	252
Foreign currency, at value	86	0	0	76	0	0
Receivable for investments sold	0	0	0	2,007	1	1
Receivable for investments in Affiliates sold	0	895	1,645	0	0	0
Receivable for Fund shares sold	1,898	0	0	0	557	0
Interest and dividends receivable	2,006	1	0	846	582	45
Receivable from PIMCO	548	0	0	0	0	0
Other assets	10,067	0	0	188	172	1
Total Assets	210,839	39,066	71,694	154,184	449,203	46,471

Liabilities:
Payable for investments purchased	$2,209	$0	$0	$0	$1,299	$0
Payable for investments in Affiliates purchased	0	868	1,586	0	0	0
Payable for Fund shares redeemed	0	0	0	2,540	0	0
Overdraft due to custodian	8,972	0	0	0	0	0
Accrued investment advisory fees	38	0	0	20	43	7
Accrued supervisory and administrative fees	56	1	1	29	72	8
Other liabilities	147	0	0	33	0	0
Total Liabilities	11,422	869	1,587	2,622	1,414	15

Net Assets	$199,417	$38,197	$70,107	$151,562	$447,789	$46,456

Net Assets Consist of:
Paid in capital	$206,946	$38,754	$71,087	$127,170	$338,029	$38,198
Undistributed (overdistributed) net investment income	1,099	(1)	(1)	9	566	11
Accumulated undistributed net realized gain (loss)	(3,348)	(12)	(22)	1,514	2,694	736
Net unrealized appreciation (depreciation)	(5,280)	(544)	(957)	22,869	106,500	7,511
	$199,417	$38,197	$70,107	$151,562	$447,789	$46,456

Cost of Investments in securities	$201,514	$0	$0	$127,590	$339,000	$38,661
Cost of Investments in Affiliates	$0	$38,704	$70,994	$0	$0	$0
Cost of Foreign Currency Held	$86	$0	$0	$76	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$199,378	$38,160	$70,077	$151,532	$447,755	$46,426
Class P	10	10	10	10	10	10
Class A	19	10	10	10	14	10
Class C	10	17	10	10	10	10

Shares Issued and Outstanding:
Institutional Class	20,035	3,871	7,106	15,408	45,440	4,677
Class P	1	1	1	1	1	1
Class A	2	1	1	1	1	1
Class C	1	2	1	1	1	1

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.95	$9.86	$9.86	$9.83	$9.85	$9.93
Class P	9.96	9.85	9.86	9.83	9.85	9.92
Class A	9.96	9.85	9.86	9.83	9.86	9.92
Class C	9.95	9.84	9.85	9.83	9.85	9.91

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	JUNE 30, 2015	21

Statements of Operations

Period Ended June 30, 2015
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund (1)	PIMCO RAE Fundamental Global Fund (1)	PIMCO RAE Fundamental Global ex-US Fund (1)	PIMCO RAE Fundamental International Fund (1)	PIMCO RAE Fundamental US Fund (1)	PIMCO RAE Fundamental US Small Fund (1)

Investment Income:
Dividends, net of foreign taxes*	$1,359	$0	$0	$315	$696	$58
Total Income	1,359	0	0	315	696	58

Expenses:
Investment advisory fees	63	10	18	30	72	10
Supervisory and administrative fees	56	7	16	30	72	7
Organizational expense	61	61	60	60	60	61
Total Expenses	180	78	94	120	204	78
Waiver and/or Reimbursement by PIMCO	(86)	(77)	(93)	(70)	(89)	(63)
Net Expenses	94	1	1	50	115	15

Net Investment Income (Loss)	1,265	(1)	(1)	265	581	43

Net Realized Gain (Loss):
Investments in securities	(1,634)	0	0	1,958	4,427	918
Investments in Affiliates	0	(12)	(22)	0	0	0
Over the counter financial derivative instruments	(7)	0	0	0	0	0
Foreign currency	127	0	0	(4)	0	0

Net Realized Gain (Loss)	(1,514)	(12)	(22)	1,954	4,427	918

Net Change in Unrealized (Depreciation):
Investments in securities	(1,205)	0	0	(4,949)	(11,647)	(1,306)
Investments in Affiliates	0	(544)	(957)	0	0	0

Net Change in Unrealized (Depreciation)	(1,205)	(544)	(957)	(4,949)	(11,647)	(1,306)

Net (Decrease) in Net Assets Resulting from Operations	$(1,454)	$(557)	$(980)	$(2,730)	$(6,639)	$(345)

* Foreign tax withholdings - Dividends	$158	$0	$0	$47	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Inception date of the Fund was June 5, 2015.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

(Amounts in thousands†)	Period from June 5, 2015 to June 30, 2015	Period from June 5, 2015 to June 30, 2015	Period from June 5, 2015 to June 30, 2015	Period from June 5, 2015 to June 30, 2015	Period from June 5, 2015 to June 30, 2015	Period from June 5, 2015 to June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,265	$(1)	$(1)	$265	$581	$43
Net realized gain (loss)	(1,514)	(12)	(22)	1,954	4,427	918
Net change in unrealized (depreciation)	(1,205)	(544)	(957)	(4,949)	(11,647)	(1,306)

Net (decrease) in net assets resulting from operations	(1,454)	(557)	(980)	(2,730)	(6,639)	(345)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	200,871	38,754	71,087	154,292	454,428	46,801

Total Increase in Net Assets	199,417	38,197	70,107	151,562	447,789	46,456

Net Assets:
Beginning of period	0	0	0	0	0	0
End of period*	$199,417	$38,197	$70,107	$151,562	$447,789	$46,456

* Including undistributed (overdistributed) net investment income of:	$1,099	$(1)	$(1)	$9	$566	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

COMMON STOCKS 83.7%

BRAZIL 9.2%

CONSUMER DISCRETIONARY 0.0%
Lojas Renner S.A.	2,500	$91

CONSUMER STAPLES 0.7%
AMBEV S.A. - ADR	67,957	415
BRF S.A.	3,800	80
Cielo S.A.	2,260	32
JBS S.A.	53,500	281
Marfrig Global Foods S.A. (a)	107,800	197
Natura Cosmeticos S.A.	29,400	260
Souza Cruz S.A.	9,000	71

		1,336

ENERGY 0.9%
Petroleo Brasileiro S.A. - ADR (a)	187,994	1,701
Ultrapar Participacoes S.A.	1,300	28

		1,729

FINANCIALS 4.6%
Banco Bradesco S.A. - ADR	250,594	2,296
Banco do Brasil S.A.	331,300	2,587
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	29,000	109
BR Malls Participacoes S.A.	5,000	23
Grupo BTG Pactual	2,300	21
Itau Unibanco Holding S.A. SP - ADR	363,206	3,977
Sul America S.A.	51,559	252

		9,265

INDUSTRIALS 0.1%
CCR S.A.	6,000	29
Embraer S.A. - ADR	4,440	134
Rumo Logistica Operadora Multimodal S.A. (a)	190,700	78

		241

MATERIALS 0.5%
Cia Siderurgica Nacional S.A. - ADR	312,876	516
Fibria Celulose S.A. - ADR	6,361	87
Gerdau S.A. - ADR	129,787	313
Klabin S.A.	5,300	32

		948

TELECOMMUNICATION SERVICES 0.6%
Telefonica Brasil S.A. - ADR	62,339	869
Tim Participacoes S.A. - ADR	17,679	289

		1,158

UTILITIES 1.8%
Alupar Investimento S.A.	4,600	25
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	90,584	469

	SHARES	MARKET VALUE (000S)
Cia de Saneamento de Minas Gerais - COPASA	16,500	$73
Cia Energetica de Minas Gerais - ADR	303,859	1,158
CPFL Energia S.A. - ADR	44,261	542
EDP - Energias do Brasil S.A.	126,700	469
Light S.A.	66,000	359
Tractebel Energia S.A.	27,100	298
Transmissora Alianca de Energia Eletrica S.A.	18,700	124

		3,517

Total Brazil		18,285

CHINA 19.3%

CONSUMER DISCRETIONARY 0.2%
Dongfeng Motor Group Co. Ltd. ‘H’	90,000	120
GOME Electrical Appliances Holding Ltd.	1,105,000	245
Great Wall Motor Co. Ltd. ‘H’	4,500	21
Weichai Power Co. Ltd.	22,000	74

		460

CONSUMER STAPLES 0.0%
Hengan International Group Co. Ltd.	3,000	35

ENERGY 2.9%
China Coal Energy Co. Ltd.	55,000	33
China Petroleum & Chemical Corp. ‘H’	2,426,400	2,079
China Shenhua Energy Co. Ltd. ‘H’	279,500	636
CNOOC Ltd.	1,057,000	1,502
Inner Mongolia Yitai Coal Co. Ltd.	99,300	142
PetroChina Co. Ltd.	1,256,000	1,396
Yanzhou Coal Mining Co. Ltd.	64,000	50

		5,838

FINANCIALS 14.0%
Agile Property Holdings Ltd.	818,000	550
Agricultural Bank of China Ltd.	3,266,000	1,763
Bank of China Ltd.	9,105,000	5,921
Bank of Communications Co. Ltd.	1,245,000	1,296
China CITIC Bank Corp. Ltd.	846,000	674
China Construction Bank Corp. ‘H’	7,683,000	7,018
China Everbright Bank Co. Ltd.	191,000	114
China Life Insurance Co. Ltd.	196,000	847
China Merchants Bank Co. Ltd.	426,500	1,244
China Minsheng Banking Corp. Ltd.	307,600	402
China Vanke Co. Ltd. ‘H’	13,000	32
Chongqing Rural Commercial Bank Co. Ltd.	186,000	150
Country Garden Holdings Co. Ltd.	67,000	29
Evergrande Real Estate Group Ltd.	730,000	433

	SHARES	MARKET VALUE (000S)
Guangzhou R&F Properties Co. Ltd.	375,200	$459
Industrial & Commercial Bank of China Ltd. ‘H’	7,491,000	5,935
New China Life Insurance Co. Ltd. ‘H’	65,600	392
People’s Insurance Co. Group of China Ltd.	46,000	29
PICC Property & Casualty Co. Ltd.	12,000	27
Ping An Insurance Group Co. of China Ltd.	23,000	310
Sino-Ocean Land Holdings Ltd.	48,000	36
SOHO China Ltd.	367,500	238

		27,899

INDUSTRIALS 0.9%
China Communications Construction Co. Ltd.	437,000	650
China Railway Construction Corp. Ltd.	233,500	359
China Railway Group Ltd.	421,000	456
Metallurgical Corp. of China Ltd.	94,000	41
Shanghai Electric Group Co. Ltd. ‘H’	50,000	41
Zhejiang Expressway Co. Ltd. ‘H’	96,000	133

		1,680

INFORMATION TECHNOLOGY 0.2%
Lenovo Group Ltd.	196,000	271
Semiconductor Manufacturing International Corp. (a)	264,000	29

		300

MATERIALS 0.3%
Anhui Conch Cement Co. Ltd.	7,500	26
China National Building Material Co. Ltd.	566,000	534
Jiangxi Copper Co. Ltd.	18,000	30

		590

TELECOMMUNICATION SERVICES 0.6%
China Telecom Corp. Ltd.	2,152,000	1,260

UTILITIES 0.2%
Datang International Power Generation Co. Ltd.	86,000	44
Huaneng Power International, Inc.	296,000	411

		455

Total China		38,517

GREECE 0.3%

CONSUMER DISCRETIONARY 0.1%
OPAP S.A.	26,610	212

ENERGY 0.0%
Motor Oil Hellas Corinth Refineries S.A.	3,333	30

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.2%
Hellenic Telecommunications Organization S.A.	32,932	$278

UTILITIES 0.0%
Public Power Corp. S.A. (a)	16,221	77

Total Greece		597

HONG KONG 4.5%

CONSUMER STAPLES 0.3%
China Resources Enterprise Ltd.	194,000	626

FINANCIALS 0.7%
BOC Hong Kong Holdings Ltd.	111,000	463
China Overseas Land & Investment Ltd.	30,000	106
China Resources Land Ltd.	12,000	39
China Taiping Insurance Holdings Co. Ltd. (a)	114,200	409
Poly Property Group Co. Ltd.	342,000	164
Shanghai Industrial Holdings Ltd.	37,000	125
Yuexiu Property Co. Ltd.	150,000	33

		1,339

INDUSTRIALS 0.1%
China Merchants Holdings International Co. Ltd.	6,000	26
CITIC Ltd.	105,000	189

		215

TELECOMMUNICATION SERVICES 3.3%
China Mobile Ltd.	432,500	5,542
China Unicom Hong Kong Ltd.	608,000	949

		6,491

UTILITIES 0.1%
China Resources Power Holdings Co. Ltd.	74,000	205
Guangdong Investment Ltd.	22,000	30

		235

Total Hong Kong		8,906

INDIA 2.7%

CONSUMER DISCRETIONARY 0.4%
Tata Motors Ltd. SP - ADR	25,316	873

ENERGY 0.5%
Reliance Industries Ltd. GDR	33,044	1,029

FINANCIALS 1.4%
State Bank of India GDR	65,509	2,709

INFORMATION TECHNOLOGY 0.2%
Infosys Ltd. - ADR	31,696	502

MATERIALS 0.2%
Vedanta Resources PLC	37,522	307

Total India		5,420

	SHARES	MARKET VALUE (000S)
INDONESIA 1.8%

CONSUMER DISCRETIONARY 0.1%
Astra International Tbk PT	318,400	$169

CONSUMER STAPLES 0.0%
Indofood Sukses Makmur Tbk PT	162,800	80

ENERGY 0.2%
Adaro Energy Tbk PT	2,392,200	136
Bumi Resources Tbk PT (a)	15,577,800	70
Indo Tambangraya Megah Tbk PT	63,500	61
Tambang Batubara Bukit Asam Persero Tbk PT	34,900	22

		289

FINANCIALS 0.7%
Bank Central Asia Tbk PT	197,700	200
Bank Danamon Indonesia Tbk PT	226,900	73
Bank Mandiri Persero Tbk PT	504,600	379
Bank Negara Indonesia Persero Tbk PT	412,400	164
Bank Rakyat Indonesia Persero Tbk PT	701,700	543

		1,359

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT (a)	707,200	0
United Tractors Tbk PT	48,000	73

		73

MATERIALS 0.0%
Indocement Tunggal Prakarsa Tbk PT	16,100	25
Semen Indonesia Persero Tbk PT	25,900	23

		48

TELECOMMUNICATION SERVICES 0.8%
Telekomunikasi Indonesia Persero Tbk PT	6,765,500	1,483
XL Axiata Tbk PT	80,500	22

		1,505

UTILITIES 0.0%
Perusahaan Gas Negara Persero Tbk PT	185,500	60

Total Indonesia		3,583

MEXICO 2.6%

CONSUMER DISCRETIONARY 0.0%
Grupo Televisa S.A.B. - ADR	760	30
TV Azteca S.A.B. de C.V.	213,300	51
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	212,200	0

		81

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%
Fomento Economico Mexicano S.A.B. de C.V. - ADR	1,378	$123
Grupo Bimbo S.A.B. de C.V. (a)	44,500	115
Kimberly-Clark de Mexico S.A.B. de C.V.	105,300	228
Wal-Mart de Mexico S.A.B. de C.V.	47,600	116

		582

FINANCIALS 0.2%
Grupo Financiero Inbursa S.A.B. de C.V.	10,700	24
Grupo Financiero Santander Mexico S.A.B. de C.V. - ADR	42,231	387

		411

INDUSTRIALS 0.1%
Alfa S.A.B. de C.V.	13,800	27
Corp. GEO S.A.B. de C.V. (a)	95,700	0
Empresas ICA S.A.B. de C.V. (a)	83,900	65
Grupo Aeromexico S.A.B. de C.V. (a)	16,222	26
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	13,470	92

		210

MATERIALS 0.6%
Cemex S.A.B. de C.V. - ADR (a)	94,317	864
Fresnillo PLC	2,567	28
Grupo Mexico S.A.B. de C.V.	49,999	150
Industrias Penoles S.A.B. de C.V.	3,835	63
Southern Copper Corp.	2,662	78

		1,183

TELECOMMUNICATION SERVICES 1.4%
America Movil S.A.B. de C.V. - ADR ‘L’	128,058	2,729
Axtel S.A.B. de C.V. (a)	143,600	44

		2,773

Total Mexico		5,240

POLAND 1.9%

ENERGY 0.5%
Grupa Lotos S.A. (a)	4,249	34
Polski Koncern Naftowy Orlen S.A.	41,046	806
Polskie Gornictwo Naftowe i Gazownictwo S.A.	71,279	125

		965

FINANCIALS 0.4%
Bank Pekao S.A.	4,072	195
Powszechna Kasa Oszczednosci Bank Polski S.A.	35,823	296
Powszechny Zaklad Ubezpieczen S.A.	1,961	226

		717

INDUSTRIALS 0.0%
PKP Cargo S.A.	1,265	28

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%
Asseco Poland S.A.	2,046	$32

MATERIALS 0.5%
Jastrzebska Spolka Weglowa S.A.	8,410	26
KGHM Polska Miedz S.A.	31,832	902

		928

TELECOMMUNICATION SERVICES 0.2%
Orange Polska S.A.	217,179	470

UTILITIES 0.3%
Enea S.A.	6,825	29
PGE Polska Grupa Energetyczna S.A.	88,152	432
Tauron Polska Energia S.A.	177,494	207

		668

Total Poland		3,808

RUSSIA 10.1%

CONSUMER STAPLES 0.2%
Lenta Ltd. GDR (a)	4,731	35
X5 Retail Group NV SP - GDR (a)	22,154	369

		404

ENERGY 6.7%
Gazprom Neft OAO - ADR	9,875	120
Gazprom OAO SP - ADR	736,060	3,879
Lukoil OAO - ADR	99,143	4,453
Rosneft OAO GDR	140,654	580
Surgutneftegas OAO - ADR	650,636	3,832
Tatneft OAO - ADR	16,098	515

		13,379

FINANCIALS 0.3%
Sberbank of Russia SP - ADR	74,053	393
VTB Bank OJSC GDR	92,766	253

		646

INDUSTRIALS 0.2%
Aeroflot - Russian Airlines OJSC	381,460	265

MATERIALS 1.4%
Alrosa AO	61,468	71
Mechel SP - ADR	65,977	81
MMC Norilsk Nickel PJSC	122,187	2,061
PhosAgro OAO GDR	12,115	155
Severstal PAO GDR	37,603	398

		2,766

TELECOMMUNICATION SERVICES 1.2%
MegaFon OAO GDR	24,147	336
Mobile TeleSystems OJSC	195,500	866
Mobile Telesystems OJSC (a)	8,860	39

	SHARES	MARKET VALUE (000S)
Rostelecom OJSC	136,320	$223
Rostelecom OJSC (a)	24,230	39
Sistema JSFC GDR	100,504	889

		2,392

UTILITIES 0.1%
Federal Grid Co. Unified Energy System JSC	69,990,000	80
Inter RAO UES PJSC	1,990,000	44
Rossetti JSC (a)	12,966,000	113

		237

Total Russia		20,089

SOUTH AFRICA 9.3%

CONSUMER DISCRETIONARY 0.7%
Foschini Group Ltd.	15,635	204
Imperial Holdings Ltd.	14,227	217
Lewis Group Ltd.	10,880	88
Mr Price Group Ltd.	10,774	222
Steinhoff International Holdings Ltd.	89,555	567
Sun International Ltd.	10,486	95
Truworths International Ltd.	3,921	28
Woolworths Holdings Ltd.	11,785	95

		1,516

CONSUMER STAPLES 0.2%
AVI Ltd.	6,687	45
Clicks Group Ltd.	6,343	47
Massmart Holdings Ltd.	4,076	50
Shoprite Holdings Ltd.	2,100	30
SPAR Group Ltd.	7,774	121
Tiger Brands Ltd.	4,381	102

		395

ENERGY 0.8%
Exxaro Resources Ltd.	4,140	29
Sasol Ltd.	43,690	1,618

		1,647

FINANCIALS 3.7%
African Bank Investments Ltd.	90,857	0
Barclays Africa Group Ltd.	82,837	1,245
Bidvest Group Ltd.	13,978	354
Discovery Ltd.	2,910	30
FirstRand Ltd.	206,880	907
Investec Ltd.	21,156	190
Liberty Holdings Ltd.	27,431	327
MMI Holdings Ltd.	67,871	168
Nedbank Group Ltd.	31,328	622
Sanlam Ltd.	191,191	1,041
Standard Bank Group Ltd.	197,550	2,600

		7,484

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%
Aspen Pharmacare Holdings Ltd.	840	$25
Netcare Ltd.	51,466	162

		187

INDUSTRIALS 0.2%
Aveng Ltd.	71,944	34
Barloworld Ltd.	39,350	312

		346

INFORMATION TECHNOLOGY 0.1%
Reunert Ltd.	23,430	128

MATERIALS 1.7%
Aeci Ltd.	5,960	56
African Rainbow Minerals Ltd.	3,860	26
AngloGold Ashanti Ltd. SP - ADR (a)	56,950	510
ArcelorMittal South Africa Ltd. (a)	29,891	30
Gold Fields Ltd. SP - ADR	412,976	1,334
Impala Platinum Holdings Ltd. (a)	50,541	225
Kumba Iron Ore Ltd.	22,837	283
Nampak Ltd.	68,351	190
PPC Ltd.	34,028	49
Sappi Ltd. (a)	66,172	235
Sibanye Gold Ltd.	256,034	410

		3,348

TELECOMMUNICATION SERVICES 1.8%
MTN Group Ltd.	137,060	2,575
Telkom S.A. SOC Ltd. (a)	123,717	652
Vodacom Group Ltd.	31,928	364

		3,591

Total South Africa		18,642

SOUTH KOREA 10.0%

CONSUMER DISCRETIONARY 1.4%
Hyundai Department Store Co. Ltd.	231	31
Hyundai Mobis Co. Ltd.	149	28
Hyundai Motor Co.	9,655	1,175
Kia Motors Corp.	12,451	505
LG Corp.	2,899	160
LG Electronics, Inc.	17,760	751
Lotte Shopping Co. Ltd.	337	71
STX Offshore & Shipbuilding (a)	7,896	0

		2,721

CONSUMER STAPLES 0.2%
E-Mart Co. Ltd.	926	192
KT&G Corp.	1,638	139

		331

ENERGY 0.8%
GS Holdings Corp.	660	29
SK Holdings Co. Ltd.	7,372	1,307

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
SK Innovation Co. Ltd.	1,540	$168

		1,504

FINANCIALS 2.7%
BNK Financial Group, Inc.	13,089	166
DGB Financial Group, Inc.	18,033	189
Dongbu Insurance Co. Ltd.	3,711	188
Hana Financial Group, Inc.	10,623	276
Hanwha Life Insurance Co. Ltd.	26,551	189
Hyundai Marine & Fire Insurance Co. Ltd.	5,212	138
Industrial Bank of Korea	32,863	425
KB Financial Group, Inc.	25,520	843
LIG Insurance Co. Ltd.	5,349	138
Meritz Fire & Marine Insurance Co. Ltd.	8,410	123
Samsung Card Co. Ltd.	871	29
Samsung Fire & Marine Insurance Co. Ltd.	793	209
Samsung Life Insurance Co. Ltd.	6,539	630
Shinhan Financial Group Co. Ltd.	35,319	1,315
Tongyang Life Insurance	8,961	122
Woori Bank	57,972	508

		5,488

INDUSTRIALS 0.9%
CJ Corp.	2,682	711
Daelim Industrial Co. Ltd.	1,009	74
Doosan Corp.	994	97
Doosan Heavy Industries & Construction Co. Ltd.	3,611	78
Doosan Infracore Co. Ltd. (a)	3,490	31
GS Engineering & Construction Corp.	3,810	91
Hyundai Heavy Industries Co. Ltd.	814	81
Korean Air Lines Co. Ltd. (a)	7,512	272
LS Corp.	637	25
Samsung Engineering Co. Ltd.	904	25
SK Networks Co. Ltd.	26,954	217

		1,702

INFORMATION TECHNOLOGY 2.1%
LG Display Co. Ltd.	15,467	357
Samsung Electro-Mechanics Co. Ltd.	560	25
Samsung Electronics Co. Ltd.	2,952	3,349
SK C&C Co. Ltd.	2,141	530
SK Hynix, Inc.	680	26

		4,287

MATERIALS 0.5%
Hanwha Chemical Corp.	2,331	39
Hanwha Corp.	4,635	196
Hyosung Corp.	241	31
POSCO Processing & Service Co. Ltd.	4,105	822

		1,088

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.9%
KT Corp. - ADR (a)	47,594	$603
LG Uplus Corp.	62,012	548
SK Telecom Co. Ltd. - ADR	28,346	702

		1,853

UTILITIES 0.5%
Korea Electric Power Corp.	23,458	959

Total South Korea		19,933

TAIWAN 9.1%

CONSUMER DISCRETIONARY 0.2%
Pou Chen Corp.	311,000	444

CONSUMER STAPLES 0.2%
Uni-President Enterprises Corp.	166,000	294

FINANCIALS 1.3%
Cathay Financial Holding Co. Ltd.	109,000	190
Chang Hwa Commercial Bank Ltd.	134,000	77
China Development Financial Holding Corp.	86,000	33
China Life Insurance Co. Ltd.	213,000	218
CTBC Financial Holding Co. Ltd.	304,000	240
First Financial Holding Co. Ltd.	260,000	159
Fubon Financial Holding Co. Ltd.	135,000	268
Highwealth Construction Corp.	44,000	105
Hua Nan Financial Holdings Co. Ltd.	254,000	146
Mega Financial Holding Co. Ltd.	353,000	318
Shanghai Commercial & Savings Bank Ltd. (a)	23,736	29
Shin Kong Financial Holding Co. Ltd.	365,000	111
SinoPac Financial Holdings Co. Ltd.	165,000	73
Taishin Financial Holding Co. Ltd.	673,000	280
Taiwan Business Bank (a)	297,000	92
Taiwan Cooperative Financial Holding Co. Ltd.	313,000	164
Yuanta Financial Holding Co. Ltd.	120,000	65

		2,568

INDUSTRIALS 0.1%
Far Eastern New Century Corp.	226,000	239

INFORMATION TECHNOLOGY 5.7%
Acer, Inc. (a)	870,000	421
Advanced Semiconductor Engineering, Inc.	23,000	31
Asustek Computer, Inc.	70,000	682
AU Optronics Corp.	1,606,000	713
Compal Electronics, Inc.	1,059,000	805
Coretronic Corp.	72,000	88

	SHARES	MARKET VALUE (000S)
D-Link Corp.	127,000	$53
Delta Electronics, Inc.	25,000	128
Gigabyte Technology Co. Ltd.	67,000	68
Hon Hai Precision Industry Co. Ltd.	463,000	1,455
HTC Corp. (a)	312,000	727
Innolux Corp.	612,000	319
Inventec Corp.	43,000	30
Lite-On Technology Corp.	354,000	415
Macronix International (a)	137,000	26
MediaTek, Inc.	3,000	41
Novatek Microelectronics Corp.	10,000	48
Pegatron Corp.	178,000	521
Powertech Technology, Inc.	132,000	286
Quanta Computer, Inc.	181,000	428
Siliconware Precision Industries Co. Ltd.	109,000	166
Synnex Technology International Corp.	20,000	30
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	138,890	3,154
TPK Holding Co. Ltd.	4,000	23
Unimicron Technology Corp.	74,000	38
United Microelectronics Corp.	878,000	371
Wistron Corp.	356,000	270
WPG Holdings Ltd.	23,000	29

		11,366

MATERIALS 0.5%
Asia Cement Corp.	146,000	173
China Petrochemical Development Corp.	209,000	65
China Steel Corp.	262,000	209
Formosa Chemicals & Fibre Corp.	79,000	190
Formosa Plastics Corp.	76,000	179
Nan Ya Plastics Corp.	13,000	30
Taiwan Cement Corp.	98,000	124

		970

TELECOMMUNICATION SERVICES 1.1%
Chunghwa Telecom Co. Ltd.	543,000	1,733
Far EasTone Telecommunications Co. Ltd.	146,000	353
Taiwan Mobile Co. Ltd.	24,000	80

		2,166

Total Taiwan		18,047

THAILAND 2.9%

CONSUMER STAPLES 0.0%
Charoen Pokphand Foods PCL	41,500	29
CP ALL PCL	24,100	33

		62

ENERGY 1.3%
Banpu PCL	939,700	708
PTT Exploration & Production PCL	120,200	387

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	27

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PTT PCL	134,200	$1,422
Thai Oil PCL	91,800	149

		2,666

FINANCIALS 1.1%
Bangkok Bank PCL	142,700	753
Kasikornbank PCL	73,800	412
Kiatnakin Bank PCL	24,600	26
Krung Thai Bank PCL	641,975	324
Siam Commercial Bank PCL	110,300	506
Thanachart Capital PCL	111,100	109

		2,130

INDUSTRIALS 0.2%
Delta Electronics Thailand PCL	64,500	173
Thai Airways International PCL	600,800	232

		405

MATERIALS 0.2%
PTT Global Chemical PCL	118,100	242
Siam Cement PCL	10,000	153

		395

TELECOMMUNICATION SERVICES 0.1%
Advanced Info Service PCL	19,000	135

Total Thailand		5,793

Total Common Stocks (Cost $171,134)		166,860

EQUITY-LINKED SECURITIES 10.3%

INDIA 0.8%

FINANCIALS 0.8%
JP Morgan Chase Bank, N.A., Axis Bank Ltd. - Exp. 01/25/2018	179,494	1,577

Total India		1,577

LUXEMBOURG 3.3%

CONSUMER DISCRETIONARY 0.5%
Merrill Lynch International & Co., Apollo Tyres Ltd. - Exp. 03/04/2019	76,513	205
Merrill Lynch International & Co., Ashok Leyland Ltd. - Exp. 05/13/2019	330,946	377
Merrill Lynch International & Co., ITC Ltd. - Exp. 05/22/2018	63,247	313

		895

CONSUMER STAPLES 0.4%
Merrill Lynch International & Co., Hindustan Unilever Ltd. - Exp. 06/17/2019	10,614	153
Merrill Lynch International & Co., Larsen & Toubro Ltd. - Exp. 05/29/2018	20,652	579

		732

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%
JP Morgan Chase Bank, N.A., Crompton Greaves Ltd. - Exp. 09/04/2019	49,588	$127
JP Morgan Chase Bank, N.A., Essar Oil Ltd. - Exp. 11/02/2016	23,830	52
JP Morgan Chase Bank, N.A., Indian Oil Corp. Ltd. - Exp. 04/26/2016	9,284	56
JP Morgan Chase Bank, N.A., Indian Oil Corp. Ltd. - Exp. 09/02/2019	11,668	71
Merrill Lynch International & Co., Cairn India Ltd. - Exp. 05/31/2018	35,057	100

		406

FINANCIALS 1.1%
JP Morgan Chase Bank, N.A., ICICI Bank Ltd. - Exp. 07/02/2019	422,243	2,044
JP Morgan Chase Bank, N.A., Indian Bank - Exp. 10/29/2018	14,238	32
JP Morgan Chase Bank, N.A., Indian Overseas Bank - Exp. 05/03/2019	84,172	49
JP Morgan Chase Bank, N.A., Jammu & Kashmir Bank Ltd. - Exp. 07/02/2019	16,965	27
JP Morgan Chase Bank, N.A., Karur Vysya Bank Ltd. - Exp. 03/03/2020	3,176	24
Merrill Lynch International & Co., Housing Development Finance Corp. Ltd. - Exp. 05/29/2018	1,376	28
Merrill Lynch International & Co., Shriram Transport Finance Co. Ltd. - Exp. 01/30/2019	4,374	59

		2,263

HEALTH CARE 0.1%
JP Morgan Chase Bank, N.A., Dr Reddy’s Laboratories Ltd. - Exp. 03/03/2020	566	32
JP Morgan Chase Bank, N.A., Sun Pharmaceutical Industries Ltd. - Exp. 04/03/2018	14,197	195

		227

INDUSTRIALS 0.4%
JP Morgan Chase Bank, N.A., India Cements Ltd. - Exp. 04/30/2019	45,733	68
Merrill Lynch International & Co., Hindalco Industries Ltd. - Exp. 11/25/2019	332,635	585
Merrill Lynch International & Co., Steel Authority of India Ltd. - Exp. 05/30/2018	151,981	147

		800

INFORMATION TECHNOLOGY 0.0%
Merrill Lynch International & Co., Tata Consultancy Services Ltd. - Exp. 01/08/2019	690	28

MATERIALS 0.2%
Merrill Lynch International & Co., UPL Ltd. - Exp. 03/18/2019	41,390	348

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.0%
Merrill Lynch International & Co., Idea Cellular Ltd. - Exp. 06/07/2018	11,162	$31

UTILITIES 0.4%
JP Morgan Chase Bank, N.A., Power Grid Corp. of India Ltd. - Exp. 12/05/2018	44,854	98
JP Morgan Chase Bank, N.A., Reliance Infrastructure Ltd. - Exp. 07/09/2019	14,728	90
JP Morgan Chase Bank, N.A., Tata Power Co. Ltd. - Exp. 04/05/2019	261,265	304
Merrill Lynch International & Co., CESC Ltd. - Exp. 05/22/2018	30,608	269

		761

Total Luxembourg		6,491

NETHERLANDS 1.1%

FINANCIALS 0.3%
JP Morgan Chase Bank, N.A., Punjab National Bank - Exp. 05/05/2016	309,739	676

INDUSTRIALS 0.8%
JP Morgan Chase Bank, N.A., Tata Steel Ltd. - Exp. 12/21/2015	310,989	1,489

Total Netherlands		2,165

UNITED KINGDOM 2.3%

ENERGY 0.1%
HSBC Bank PLC, Suzlon Energy - Exp. 06/30/2016	286,294	100

FINANCIALS 0.8%
HSBC Bank PLC, Allahabad Bank - Exp. 06/30/2016	70,458	96
HSBC Bank PLC, Andhra Bank - Exp. 10/28/2016	97,969	105
HSBC Bank PLC, Bank of Boroda - Exp. 06/30/2016	300,641	681
HSBC Bank PLC, Canara Bank - Exp. 06/30/2016	64,529	282
HSBC Bank PLC, Indiabulls Housing Finance Ltd. - Exp. 09/01/2017	12,855	126
HSBC Bank PLC, Oriental Bank of Commerce - Exp. 06/30/2016	36,080	95
HSBC Bank PLC, Syndicate Bank - Exp. 10/20/2016	78,998	122
HSBC Bank PLC, Union Bank of India - Exp. 06/30/2016	98,234	228

		1,735

INDUSTRIALS 0.9%
HSBC Bank PLC, Aban Offshore Ltd. - Exp. 10/28/2016	24,134	115
HSBC Bank PLC, ACC Ltd. - Exp. 06/30/2016	3,866	88
HSBC Bank PLC, Ambuja Cements Ltd. - Exp. 11/25/2016	25,976	94

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
HSBC Bank PLC, Bharat Heavy Electricals Ltd. - Exp. 06/30/2016	215,411	$839
HSBC Bank PLC, Jaiprakash Associates Ltd. - Exp. 10/28/2016	780,354	137
HSBC Bank PLC, JSW Steel Ltd. - Exp. 06/30/2016	29,082	399
HSBC Bank PLC, Vedanta - Exp. 06/30/2016	39,072	107

		1,779

TELECOMMUNICATION SERVICES 0.1%
HSBC Bank PLC, Aditya Birla Nuvo Ltd. - Exp. 06/30/2016	9,447	265

UTILITIES 0.4%
HSBC Bank PLC, GAIL India Ltd. - Exp. 03/10/2016	43,082	266
HSBC Bank PLC, NTPC Ltd. - Exp. 03/10/2016	187,217	405
HSBC Bank PLC, Tata Power Co. Ltd. - Exp. 10/28/2016	11,666	77

		748

Total United Kingdom		4,627

UNITED STATES 2.8%

CONSUMER DISCRETIONARY 0.3%
Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/12/2016	6,634	263
Citigroup Global Markets Holdings, Inc., Mahindra & Mahindra Ltd. - Exp. 02/12/2016	12,983	262
JP Morgan Chase Bank, N.A., Bajaj Auto Ltd. - Exp. 07/29/2016	1,314	52

		577

ENERGY 1.6%
Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/12/2016	53,692	742
Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/12/2016	71,174	472
Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/12/2016	82,180	942
Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/12/2016	61,545	83
Citigroup Global Markets Holdings, Inc., Oil & Natural Gas Corp. Ltd. - Exp. 02/12/2016	204,856	997

		3,236

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.5%
Citigroup Global Markets Holdings, Inc., Bank of India - Exp. 02/12/2016	76,768	$207
Citigroup Global Markets Holdings, Inc., Federal Bank Ltd. - Exp. 02/12/2016	97,452	226
Citigroup Global Markets Holdings, Inc., South Indian Bank Ltd. - Exp. 02/12/2016	144,141	54
Citigroup Global Markets Holdings, Inc., Yes Bank Ltd. - Exp. 02/12/2016	39,661	526

		1,013

INDUSTRIALS 0.1%
Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/12/2016	71,108	133

INFORMATION TECHNOLOGY 0.0%
Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/12/2016	1,831	26

TELECOMMUNICATION SERVICES 0.2%
Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/12/2016	28,086	186
Citigroup Global Markets Holdings, Inc., Reliance Communications Ltd. - Exp. 02/12/2016	254,142	248

		434

UTILITIES 0.1%
JP Morgan Chase Bank, N.A., Reliance Infrastructure Ltd. - Exp. 04/26/2016	3,334	20
JP Morgan Chase Bank, N.A., Tata Power Co. Ltd. - Exp. 04/26/2016	122,392	143

		163

Total United States		5,582

Total Equity-Linked Securities (Cost $21,039)		20,442

PREFERRED STOCKS 4.4%

BRAZIL 3.9%

BANKING & FINANCE 0.1%
Banco do Estado do Rio Grande do Sul S.A.	59,100	169

CONSUMER STAPLES 0.1%
Cia Brasileira de Distribuicao	10,000	236

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.5%
Braskem S.A.	40,200	$176
Metalurgica Gerdau S.A.	107,000	219
Oi S.A.	271,270	511
Suzano Papel e Celulose S.A.	5,700	31
Usinas Siderurgicas de Minas Gerais S.A.	25,000	33
Vale S.A.	791,300	3,965

		4,935

UTILITIES 1.2%
AES Tiete S.A.	62,800	353
Centrais Eletricas Brasileiras S.A.	368,400	1,004
Cia Energetica de Sao Paulo	62,000	391
Cia Paranaense de Energia	24,500	275
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	75,800	434

		2,457

Total Brazil		7,797

RUSSIA 0.5%

UTILITIES 0.5%
AK Transneft OAO	363	860
Bashneft OAO	7,519	194

		1,054

Total Russia		1,054

Total Preferred Stocks (Cost $9,264)		8,851

REAL ESTATE INVESTMENT TRUSTS 0.0%

SOUTH AFRICA 0.0%

FINANCIALS 0.0%
Growthpoint Properties Ltd.	23,695	52
Redefine Properties Ltd.	34,876	29

		81

Total Real Estate Investment Trusts (Cost $77)		81

Total Investments in Securities (Cost $201,514)		196,234

Total Investments 98.4% (Cost $201,514)		$196,234

Other Assets and Liabilities, net 1.6%		3,183

Net Assets 100.0%		$199,417

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	29

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 5, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7)	$0	$(7)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities: :

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$91	$0	$0	$91
Consumer Staples	1,336	0	0	1,336
Energy	1,729	0	0	1,729
Financials	9,265	0	0	9,265
Industrials	241	0	0	241
Materials	948	0	0	948
Telecommunication Services	1,158	0	0	1,158
Utilities	3,517	0	0	3,517
China
Consumer Discretionary	0	439	21	460
Consumer Staples	0	35	0	35
Energy	142	5,696	0	5,838
Financials	0	27,899	0	27,899
Industrials	0	1,680	0	1,680
Information Technology	0	300	0	300
Materials	0	590	0	590
Telecommunication Services	0	1,260	0	1,260
Utilities	0	455	0	455
Greece
Consumer Discretionary	0	212	0	212
Energy	0	30	0	30
Telecommunication Services	0	278	0	278
Utilities	0	77	0	77
Hong Kong
Consumer Staples	0	626	0	626
Financials	0	1,339	0	1,339
Industrials	0	215	0	215
Telecommunication Services	0	6,491	0	6,491
Utilities	0	235	0	235
India
Consumer Discretionary	873	0	0	873
Energy	1,029	0	0	1,029
Financials	2,709	0	0	2,709
Information Technology	502	0	0	502
Materials	0	307	0	307
Indonesia
Consumer Discretionary	0	169	0	169
Consumer Staples	0	80	0	80
Energy	0	289	0	289
Financials	0	1,359	0	1,359
Industrials	0	73	0	73
Materials	0	48	0	48
Telecommunication Services	0	1,505	0	1,505
Utilities	0	60	0	60
Mexico
Consumer Discretionary	81	0	0	81
Consumer Staples	582	0	0	582

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financials	$411	$0	$0	$411
Industrials	210	0	0	210
Materials	1,155	28	0	1,183
Telecommunication Services	2,773	0	0	2,773
Poland
Energy	34	931	0	965
Financials	226	491	0	717
Industrials	0	28	0	28
Information Technology	0	32	0	32
Materials	26	902	0	928
Telecommunication Services	0	470	0	470
Utilities	29	639	0	668
Russia
Consumer Staples	369	35	0	404
Energy	13,379	0	0	13,379
Financials	646	0	0	646
Industrials	0	265	0	265
Materials	2,695	71	0	2,766
Telecommunication Services	1,225	1,167	0	2,392
Utilities	0	237	0	237
South Africa
Consumer Discretionary	183	1,333	0	1,516
Consumer Staples	0	395	0	395
Energy	0	1,647	0	1,647
Financials	496	6,988	0	7,484
Health Care	0	187	0	187
Industrials	0	346	0	346
Information Technology	128	0	0	128
Materials	2,240	1,108	0	3,348
Telecommunication Services	0	3,591	0	3,591
South Korea
Consumer Discretionary	0	2,721	0	2,721
Consumer Staples	139	192	0	331
Energy	0	1,504	0	1,504
Financials	0	5,488	0	5,488
Industrials	0	1,702	0	1,702
Information Technology	0	4,287	0	4,287
Materials	0	1,088	0	1,088
Telecommunication Services	1,306	547	0	1,853
Utilities	0	959	0	959
Taiwan
Consumer Discretionary	0	444	0	444
Consumer Staples	0	294	0	294
Financials	0	2,568	0	2,568
Industrials	0	239	0	239
Information Technology	3,154	8,212	0	11,366
Materials	0	970	0	970
Telecommunication Services	0	2,166	0	2,166
Thailand
Consumer Staples	0	62	0	62

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Energy	$0	$2,666	$0	$2,666
Financials	0	2,130	0	2,130
Industrials	173	232	0	405
Materials	0	395	0	395
Telecommunication Services	0	135	0	135
Equity-Linked Securities
India
Financials	0	1,577	0	1,577
Luxembourg
Consumer Discretionary	0	895	0	895
Consumer Staples	0	732	0	732
Energy	0	406	0	406
Financials	0	2,263	0	2,263
Health Care	0	227	0	227
Industrials	0	800	0	800
Information Technology	0	28	0	28
Materials	0	348	0	348
Telecommunication Services	0	31	0	31
Utilities	0	761	0	761
Netherlands
Financials	0	676	0	676
Industrials	0	1,489	0	1,489
United Kingdom
Energy	0	100	0	100
Financials	0	1,735	0	1,735

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Industrials	$0	$1,779	$0	$1,779
Telecommunication Services	0	265	0	265
Utilities	0	748	0	748
United States
Consumer Discretionary	0	577	0	577
Energy	0	3,236	0	3,236
Financials	0	1,013	0	1,013
Industrials	0	133	0	133
Information Technology	0	26	0	26
Telecommunication Services	0	434	0	434
Utilities	0	163	0	163
Preferred Stocks
Brazil
Banking & Finance	169	0	0	169
Consumer Staples	236	0	0	236
Industrials	4,935	0	0	4,935
Utilities	2,457	0	0	2,457
Russia
Utilities	1,054	0	0	1,054
Real Estate Investment Trusts
South Africa
Financials	0	81	0	81

Total Investments	$64,051	$132,162	$21	$196,234

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	31

Schedule of Investments PIMCO RAE Fundamental Global Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	479,059	$4,767
PIMCO RAE Fundamental International Fund	1,378,036	13,546
PIMCO RAE Fundamental US Fund	2,014,913	19,847

Total Mutual Funds (Cost $38,704)		38,160

Total Investments in Affiliates (Cost $38,704)		38,160

Total Investments 99.9% (Cost $38,704)		$38,160

Other Assets and Liabilities, net 0.1%		37

Net Assets 100.0%		$38,197

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds
United States	$38,160	$0	$0	$38,160

Totals	$38,160	$0	$0	$38,160

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

June 30, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	1,832,290	$18,231
PIMCO RAE Fundamental International Fund	5,270,160	51,806

Total Mutual Funds (Cost $70,994)		70,037

Total Investments in Affiliates (Cost $70,994)		70,037

Total Investments 99.9% (Cost $70,994)		$70,037

Other Assets and Liabilities, net 0.1%		70

Net Assets 100.0%		$70,107

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Affiliates, at Value
Mutual Funds
United States	$70,037	$0	$0	$70,037

Totals	$70,037	$0	$0	$70,037

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	33

Schedule of Investments PIMCO RAE Fundamental International Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

COMMON STOCKS 97.8%

AUSTRALIA 8.0%

CONSUMER DISCRETIONARY 0.3%
Crown Resorts Ltd.	2,898	$27
Echo Entertainment Group Ltd.	20,813	70
Fairfax Media Ltd.	188,211	118
Myer Holdings Ltd.	37,690	36
Tabcorp Holdings Ltd.	26,554	93
Tatts Group Ltd.	41,210	118

		462

CONSUMER STAPLES 0.6%
Coca-Cola Amatil Ltd.	17,078	120
Metcash Ltd.	115,784	99
Wesfarmers Ltd.	12,917	388
Woolworths Ltd.	16,655	346

		953

ENERGY 0.2%
APA Group	2,237	14
Santos Ltd.	17,507	106
Woodside Petroleum Ltd.	8,421	222

		342

FINANCIALS 4.0%
AMP Ltd.	103,509	480
Australia & New Zealand Banking Group Ltd.	38,950	967
Bank of Queensland Ltd.	1,904	19
Bendigo & Adelaide Bank Ltd.	7,540	71
BGP NPV	20,033	1
Commonwealth Bank of Australia	15,774	1,035
Insurance Australia Group Ltd.	23,317	100
Macquarie Group Ltd.	5,975	374
National Australia Bank Ltd.	38,944	1,000
Prime Infrastrusture Group ‘D’	2	0
QBE Insurance Group Ltd.	26,528	279
Suncorp Group Ltd.	54,317	562
Westpac Banking Corp.	44,175	1,093

		5,981

HEALTH CARE 0.2%
CSL Ltd.	2,898	193
Primary Health Care Ltd.	20,007	78
Ramsay Health Care Ltd.	398	19
Sonic Healthcare Ltd.	2,299	38

		328

INDUSTRIALS 0.7%
ALS Ltd.	3,672	17
Asciano Ltd.	12,439	64
Aurizon Holdings Ltd.	4,416	17
Brambles Ltd.	8,198	67
CIMIC Group Ltd.	4,627	77

	SHARES	MARKET VALUE (000S)
Downer EDI Ltd.	34,409	$127
Lend Lease Group	3,521	41
Qantas Airways Ltd. (a)	148,590	361
Transfield Services Ltd.	29,452	32
Transpacific Industries Group Ltd.	54,999	33
Transurban Group	2,488	18
UGL Ltd.	15,005	24
WorleyParsons Ltd.	16,401	132

		1,010

MATERIALS 1.5%
Amcor Ltd.	4,999	53
BHP Billiton Ltd.	42,543	868
BHP Billiton PLC	28,308	557
BlueScope Steel Ltd.	22,538	52
Boral Ltd.	19,454	88
CSR Ltd.	51,971	146
Fortescue Metals Group Ltd.	26,690	39
Iluka Resources Ltd.	4,180	25
Incitec Pivot Ltd.	38,443	114
Newcrest Mining Ltd.	2,333	23
Orica Ltd.	10,268	168
OZ Minerals Ltd.	34,741	106
South32 Ltd. (a)	70,851	97

		2,336

TELECOMMUNICATION SERVICES 0.3%
Telstra Corp. Ltd.	95,319	451

UTILITIES 0.2%
AGL Energy Ltd.	4,521	54
DUET Group	37,705	67
Origin Energy Ltd.	13,254	123

		244

Total Australia		12,107

AUSTRIA 0.5%

BANKING & FINANCE 0.0%
Immoeast Anspr Nachb	657	0

ENERGY 0.2%
OMV AG	8,244	227

FINANCIALS 0.2%
Erste Group Bank AG	7,456	212
Raiffeisen Bank International AG	6,920	101

		313

INDUSTRIALS 0.0%
Oesterreichische Post AG	717	33

MATERIALS 0.1%
voestalpine AG	3,428	143
Wienerberger AG	1,984	31

		174

Total Austria		747

	SHARES	MARKET VALUE (000S)
BELGIUM 0.9%

CONSUMER STAPLES 0.4%
Anheuser-Busch InBev NV	2,047	$246
Delhaize Group S.A.	4,524	368

		614

FINANCIALS 0.2%
Ageas	5,525	213
KBC Groep NV	1,513	102

		315

MATERIALS 0.1%
NV Bekaert S.A.	1,034	29
Solvay S.A.	647	89
Umicore S.A.	363	17

		135

TELECOMMUNICATION SERVICES 0.2%
Mobistar S.A.	2,390	45
Proximus	7,190	255

		300

Total Belgium		1,364

CANADA 8.9%

CONSUMER DISCRETIONARY 0.3%
Aimia, Inc.	1,626	18
Canadian Tire Corp. Ltd.	334	36
Magna International, Inc.	4,337	243
Quebecor, Inc. ‘B’	3,766	94
Shaw Communications, Inc.	1,378	30
Superior Plus Corp.	2,713	27

		448

CONSUMER STAPLES 0.2%
Empire Co. Ltd.	385	27
George Weston Ltd.	1,669	131
Loblaw Cos. Ltd.	1,352	69
Metro, Inc.	820	22

		249

ENERGY 1.9%
Baytex Energy Corp.	1,163	18
Bonavista Energy Corp.	14,064	76
Canadian Natural Resources Ltd.	8,087	220
Canadian Oil Sands Ltd.	35,327	286
Cenovus Energy, Inc.	24,210	387
Crescent Point Energy Corp.	681	14
Enbridge, Inc.	457	21
Encana Corp.	19,454	214
Enerplus Corp.	16,384	144
Husky Energy, Inc.	8,780	168
Imperial Oil Ltd.	1,245	48
Inter Pipeline Ltd.	803	18
Lightstream Resources Ltd.	31,282	26
Pengrowth Energy Corp.	45,692	114

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Penn West Petroleum Ltd.	89,263	$154
Precision Drilling Corp.	5,306	36
Suncor Energy, Inc.	23,829	656
TransCanada Corp.	5,378	219

		2,819

FINANCIALS 3.5%
Bank of Montreal	9,046	536
Bank of Nova Scotia	10,902	563
Brookfield Asset Management, Inc. ‘A’	5,420	189
Canadian Imperial Bank of Commerce	6,150	453
Fairfax Financial Holdings Ltd.	58	29
Genworth MI Canada, Inc.	2,600	68
Great-West Lifeco, Inc.	7,511	219
IGM Financial, Inc.	1,009	32
Intact Financial Corp.	525	36
Manulife Financial Corp.	27,537	512
National Bank of Canada	3,875	146
Onex Corp.	2,721	150
Power Corp. of Canada	10,726	274
Power Financial Corp.	4,592	132
Royal Bank of Canada	13,909	851
Sun Life Financial, Inc.	12,569	420
Toronto-Dominion Bank	17,850	758

		5,368

INDUSTRIALS 0.8%
Air Canada (a)	52,305	553
Bombardier, Inc.	49,919	90
Canadian National Railway Co.	5,911	341
Canadian Pacific Railway Ltd.	528	85
Finning International, Inc.	2,981	56
Transcontinental, Inc. ‘A’	4,100	50
WestJet Airlines Ltd.	1,900	40

		1,215

INFORMATION TECHNOLOGY 0.3%
BlackBerry Ltd. (a)	40,897	334
Celestica, Inc. (a)	6,223	73

		407

MATERIALS 1.2%
Agrium, Inc.	1,895	201
Barrick Gold Corp.	30,327	323
Centerra Gold, Inc.	5,059	29
Domtar Corp.	4,549	188
Goldcorp, Inc.	7,578	123
HudBay Minerals, Inc.	5,777	48
IAMGOLD Corp. (a)	43,785	88
Kinross Gold Corp. (a)	77,366	180
Lundin Mining Corp. (a)	6,400	26
Potash Corp. of Saskatchewan, Inc.	8,015	248
Resolute Forest Products, Inc. (a)	1,975	22
Sherritt International Corp.	19,400	33

	SHARES	MARKET VALUE (000S)
Teck Resources Ltd.	27,120	$269
Yamana Gold, Inc.	38,140	114

		1,892

TELECOMMUNICATION SERVICES 0.5%
BCE, Inc.	4,843	206
Manitoba Telecom Services, Inc.	4,184	93
Rogers Communications, Inc.	9,777	347
TELUS Corp.	4,772	164

		810

UTILITIES 0.2%
Atco Ltd.	2,203	70
Capital Power Corp.	4,320	74
Emera, Inc.	400	12
Fortis, Inc.	1,670	47
Just Energy Group, Inc.	4,024	21
TransAlta Corp.	15,842	123

		347

Total Canada		13,555

COLOMBIA 0.1%

ENERGY 0.1%
Pacific Rubiales Energy Corp.	28,376	107

Total Colombia		107

DENMARK 1.2%

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	1,553	141

ENERGY 0.1%
Vestas Wind Systems A/S	1,802	90

FINANCIALS 0.2%
Danske Bank A/S	9,447	278
Sydbank A/S	1,506	57

		335

HEALTH CARE 0.4%
H Lundbeck A/S	874	17
Novo Nordisk A/S	9,781	537

		554

INDUSTRIALS 0.2%
AP Moeller - Maersk A/S	163	295
FLSmidth & Co. A/S	554	26
ISS A/S	873	29

		350

TELECOMMUNICATION SERVICES 0.2%
TDC A/S	39,338	288

Total Denmark		1,758

	SHARES	MARKET VALUE (000S)
FINLAND 0.7%

CONSUMER STAPLES 0.0%
Kesko OYJ ‘B’	1,326	$46

ENERGY 0.1%
Neste OYJ	2,890	74

FINANCIALS 0.1%
Sampo OYJ ‘A’	1,650	78

HEALTH CARE 0.0%
Orion OYJ	1,075	38

INDUSTRIALS 0.0%
Metso OYJ	955	26

INFORMATION TECHNOLOGY 0.2%
Nokia OYJ	36,892	251
Tieto OYJ	3,452	81

		332

MATERIALS 0.2%
Stora Enso OYJ ‘R’	13,309	137
UPM-Kymmene OYJ	13,398	237

		374

TELECOMMUNICATION SERVICES 0.0%
Elisa OYJ	1,148	36

UTILITIES 0.1%
Fortum OYJ	4,784	85

Total Finland		1,089

FRANCE 10.0%

CONSUMER DISCRETIONARY 1.6%
Accor S.A.	1,774	90
Christian Dior SE	659	129
Cie Generale des Etablissements Michelin	1,969	207
Kering	635	114
Lagardere S.C.A.	3,150	92
LVMH Moet Hennessy Louis Vuitton SE	995	175
Peugeot S.A. (a)	12,208	252
Publicis Groupe S.A.	1,248	92
Renault S.A.	1,855	194
Sodexo S.A.	261	25
Technicolor S.A.	10,378	68
Teleperformance S.A.	998	71
Valeo S.A.	855	135
Vivendi S.A.	31,471	798

		2,442

CONSUMER STAPLES 0.4%
Carrefour S.A.	9,734	313
Casino Guichard Perrachon S.A.	970	74

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	35

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Danone S.A.	1,903	$123
L’Oreal S.A.	158	28
Pernod-Ricard S.A.	250	29
Rallye S.A.	873	26

		593

ENERGY 1.6%
CGG S.A. (a)	25,737	145
Technip S.A.	260	16
Total S.A.	45,462	2,230

		2,391

FINANCIALS 1.4%
AXA S.A.	23,485	595
BNP Paribas S.A.	13,424	814
CNP Assurances	2,500	42
Credit Agricole S.A.	20,872	312
SCOR SE	2,086	74
Societe Generale S.A.	6,878	323

		2,160

HEALTH CARE 0.6%
Sanofi	8,798	870

INDUSTRIALS 1.2%
Air France-KLM (a)	34,878	246
Airbus Group SE	2,099	137
Alstom S.A.	4,315	123
Bouygues S.A.	9,647	361
Eiffage S.A.	3,103	173
Rexel S.A.	2,241	36
Safran S.A.	1,330	90
Schneider Electric SE	1,896	131
Thales S.A.	840	51
Vallourec S.A.	1,287	26
Vinci S.A.	6,375	370
Wendel S.A.	537	66

		1,810

INFORMATION TECHNOLOGY 0.2%
Alcatel-Lucent (a)	33,290	121
Altran Technologies S.A.	1,603	17
Atos SE	716	54
Cap Gemini S.A.	1,408	125
UBISOFT Entertainment (a)	2,249	40

		357

MATERIALS 0.4%
Air Liquide S.A.	1,506	191
Arkema S.A.	263	19
Cie de Saint-Gobain	6,086	275
Lafarge S.A.	2,343	155

		640

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 1.3%
Orange S.A.	129,931	$2,008

UTILITIES 1.3%
Electricite de France S.A.	8,580	192
GDF Suez	61,313	1,142
Suez Environnement Co.	12,846	240
Veolia Environnement S.A.	18,475	378

		1,952

Total France		15,223

GERMANY 8.3%

CONSUMER DISCRETIONARY 1.0%
adidas AG	1,228	94
Bayerische Motoren Werke AG	3,892	426
Continental AG	309	73
Daimler AG	6,446	587
ProSiebenSat.1 Media AG	1,574	78
Rheinmetall AG	2,735	139
TUI AG	5,709	92

		1,489

CONSUMER STAPLES 0.3%
METRO AG	11,502	363
Suedzucker AG	7,886	132

		495

FINANCIALS 1.2%
Commerzbank AG (a)	25,264	323
Deutsche Bank AG	20,165	606
Deutsche Boerse AG	832	69
Hannover Rueck SE	1,337	129
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,441	610
Talanx AG (a)	2,166	67

		1,804

HEALTH CARE 0.9%
Bayer AG	5,078	711
Celesio AG	2,230	65
Fresenius Medical Care AG & Co. KGaA	1,539	127
Fresenius SE & Co. KGaA	2,738	176
Merck KGaA	906	90
Rhoen Klinikum AG	4,505	121
STADA Arzneimittel AG	1,316	44

		1,334

INDUSTRIALS 1.2%
Bilfinger SE	1,880	71
Deutsche Lufthansa AG	27,888	360
Deutsche Post AG	14,450	422
Fraport AG Frankfurt Airport Services Worldwide	483	30
Heidelberger Druckmaschinen AG (a)	24,625	55

	SHARES	MARKET VALUE (000S)
HOCHTIEF AG	1,679	$130
Kloeckner & Co. SE	4,151	38
Siemens AG	6,069	614
Sixt SE	620	27

		1,747

INFORMATION TECHNOLOGY 0.2%
SAP SE	3,324	233
Wincor Nixdorf AG	890	35

		268

MATERIALS 1.4%
Aurubis AG	1,743	102
BASF SE	8,836	778
Evonik Industries AG	1,792	69
HeidelbergCement AG	2,744	218
K+S AG	6,672	281
LANXESS AG	2,292	135
Linde AG	1,110	210
Salzgitter AG	4,033	144
Symrise AG	848	53
ThyssenKrupp AG	7,385	192

		2,182

TELECOMMUNICATION SERVICES 0.9%
Deutsche Telekom AG	82,795	1,427

UTILITIES 1.2%
E.ON SE	65,299	871
RWE AG	42,857	922

		1,793

Total Germany		12,539

HONG KONG 2.2%

CONSUMER DISCRETIONARY 0.1%
Belle International Holdings Ltd.	23,000	26
Esprit Holdings Ltd.	56,014	53
Li & Fung Ltd.	46,000	37
SJM Holdings Ltd.	62,000	67
Yue Yuen Industrial Holdings Ltd.	11,500	38

		221

FINANCIALS 1.6%
AIA Group Ltd.	68,000	443
Bank of East Asia Ltd.	11,800	52
Cheung Kong Property Holdings Ltd. (a)	28,489	236
CK Hutchison Holdings Ltd.	28,043	414
Dah Sing Financial Holdings Ltd.	6,800	44
First Pacific Co. Ltd.	36,000	30
Hang Lung Properties Ltd.	18,000	54
Hang Seng Bank Ltd.	10,500	205
Henderson Land Development Co. Ltd.	4,400	30
Hong Kong Exchanges and Clearing Ltd.	4,300	152

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Hongkong Land Holdings Ltd.	14,300	$117
Hysan Development Co. Ltd.	3,000	13
Kerry Properties Ltd.	14,000	55
New World Development Co. Ltd.	110,000	144
Shimao Property Holdings Ltd.	30,000	59
Sino Land Co. Ltd.	18,000	30
Sun Hung Kai Properties Ltd.	14,000	227
Swire Properties Ltd.	12,800	41
Wheelock & Co. Ltd.	8,000	41

		2,387

INDUSTRIALS 0.3%
Cathay Pacific Airways Ltd.	44,000	108
Jardine Matheson Holdings Ltd.	700	40
Orient Overseas International Ltd.	6,500	33
Swire Pacific Ltd.	13,000	163
Wharf Holdings Ltd.	6,000	40

		384

MATERIALS 0.0%
Kingboard Chemical Holdings Ltd.	21,700	38

TELECOMMUNICATION SERVICES 0.1%
PCCW Ltd.	229,000	136

UTILITIES 0.1%
CLP Holdings Ltd.	15,000	127

Total Hong Kong		3,293

IRELAND 0.6%

ENERGY 0.0%
DCC PLC	938	74

HEALTH CARE 0.4%
Endo International PLC (a)	340	27
Medtronic PLC	3,523	261
Perrigo Co. PLC	202	37
Shire PLC	2,676	215

		540

INDUSTRIALS 0.0%
Experian PLC	1,457	26
Ryanair Holdings PLC	1,573	21

		47

MATERIALS 0.2%
CRH PLC	5,194	147
Smurfit Kappa Group PLC	6,032	166

		313

Total Ireland		974

ISRAEL 1.0%

FINANCIALS 0.3%
Bank Hapoalim BM	26,346	142
Bank Leumi Le-Israel BM (a)	52,165	220

	SHARES	MARKET VALUE (000S)
Israel Discount Bank Ltd. (a)	54,907	$105
Mizrahi Tefahot Bank Ltd.	1,595	20

		487

HEALTH CARE 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	11,262	666

MATERIALS 0.1%
Israel Chemicals Ltd.	24,469	171

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	115,245	196

Total Israel		1,520

ITALY 3.7%

CONSUMER DISCRETIONARY 0.1%
Mediaset SpA	14,241	69

ENERGY 0.9%
Eni SpA	71,572	1,272
Saipem SpA	10,426	110

		1,382

FINANCIALS 1.2%
Assicurazioni Generali SpA	6,917	125
Banca Popolare dell’Emilia Romagna SC	8,227	73
Banca Popolare di Milano Scarl	13,851	15
Banca Popolare di Sondrio SCARL	4,790	23
Banco Popolare SC	2,847	47
Credito Valtellinese	22,289	29
Intesa Sanpaolo SpA	204,867	744
UniCredit SpA	86,928	584
Unione di Banche Italiane SCpA	25,266	203
Unipol Gruppo Finanziario SpA	8,246	42

		1,885

INDUSTRIALS 0.2%
Atlantia SpA	3,269	81
Finmeccanica SpA (a)	19,150	241
Prysmian SpA	1,639	35

		357

MATERIALS 0.0%
Italcementi SpA	9,387	62

TELECOMMUNICATION SERVICES 0.5%
Telecom Italia SpA	606,904	771

UTILITIES 0.8%
A2A SpA	100,720	120
Enel SpA	222,798	1,010

		1,130

Total Italy		5,656

	SHARES	MARKET VALUE (000S)
JAPAN 15.4%

CONSUMER DISCRETIONARY 2.0%
Aisin Seiki Co. Ltd.	1,100	$47
Bandai Namco Holdings, Inc.	1,600	31
Bridgestone Corp.	2,900	107
Daihatsu Motor Co. Ltd.	1,700	24
Daiwa House Industry Co. Ltd.	3,800	89
Fuji Heavy Industries Ltd.	500	18
Hakuhodo DY Holdings, Inc.	5,000	53
Honda Motor Co. Ltd.	11,000	356
Isetan Mitsukoshi Holdings Ltd.	3,600	64
Nikon Corp.	1,200	14
Nissan Motor Co. Ltd.	26,800	280
Panasonic Corp.	27,200	373
Sekisui Chemical Co. Ltd.	6,000	74
Sekisui House Ltd.	2,600	41
Sony Corp. (a)	27,500	781
Sumitomo Electric Industries Ltd.	6,100	94
Suzuki Motor Corp.	2,900	98
Takashimaya Co. Ltd.	4,000	36
Toyota Motor Corp.	4,935	330
Yamada Denki Co. Ltd.	10,500	42
Yamaha Corp.	1,700	34
Yamaha Motor Co. Ltd.	1,600	35

		3,021

CONSUMER STAPLES 1.1%
Aeon Co. Ltd.	17,147	243
Ajinomoto Co., Inc.	5,000	108
Asahi Group Holdings Ltd.	1,700	54
Coca-Cola West Co. Ltd.	1,100	20
Japan Tobacco, Inc.	3,656	130
Kao Corp.	2,400	112
Kirin Holdings Co. Ltd.	15,500	214
Lion Corp.	4,000	32
MEIJI Holdings Co. Ltd.	1,700	219
Morinaga Milk Industry Co. Ltd.	13,000	48
NH Foods Ltd.	3,000	68
Nisshin Seifun Group, Inc.	2,300	31
Seven & Holdings Co. Ltd.	3,500	150
Shiseido Co. Ltd.	5,200	118
UNY Group Holdings Co. Ltd.	10,600	68
Yamazaki Baking Co. Ltd.	5,000	83

		1,698

ENERGY 0.6%
Cosmo Oil Co. Ltd. (a)	35,000	57
Idemitsu Kosan Co. Ltd.	6,700	131
Inpex Corp.	29,400	334
JX Holdings, Inc.	64,100	276
Showa Shell Sekiyu KK	4,200	37
TonenGeneral Sekiyu KK	1,000	9

		844

FINANCIALS 2.8%
77 Bank Ltd.	10,000	61

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	37

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Bank of Kyoto Ltd.	1,000	$11
Bank of Yokohama Ltd.	15,000	92
Chiba Bank Ltd.	6,000	46
Chugoku Bank Ltd.	1,600	25
Dai-ichi Life Insurance Co. Ltd.	23,000	452
Daito Trust Construction Co. Ltd.	200	21
Fukuoka Financial Group, Inc.	26,000	135
Gunma Bank Ltd.	7,000	52
Hachijuni Bank Ltd.	6,000	45
Hiroshima Bank Ltd.	5,000	30
Hokuhoku Financial Group, Inc.	42,000	99
Iyo Bank Ltd.	3,300	41
Joyo Bank Ltd.	2,000	11
Mitsubishi UFJ Financial Group, Inc.	164,000	1,180
Mizuho Financial Group, Inc.	258,200	559
MS&AD Insurance Group Holdings, Inc.	1,900	59
Nishi-Nippon City Bank Ltd.	14,000	40
Resona Holdings, Inc.	48,700	266
Shinsei Bank Ltd.	11,000	22
Shizuoka Bank Ltd.	1,000	10
Sompo Japan Nipponkoa Holdings, Inc.	2,200	81
Sony Financial Holdings, Inc.	1,000	17
Sumitomo Mitsui Financial Group, Inc.	13,800	614
Sumitomo Mitsui Trust Holdings, Inc.	17,000	78
T&D Holdings, Inc.	5,100	76
Tokio Marine Holdings, Inc.	1,400	58
Yamaguchi Financial Group, Inc.	5,000	62

		4,243

HEALTH CARE 0.6%
Alfresa Holdings Corp.	4,000	62
Astellas Pharma, Inc.	8,000	114
Daiichi Sankyo Co. Ltd.	8,816	163
Eisai Co. Ltd.	3,200	215
Medipal Holdings Corp.	2,600	42
Otsuka Holdings Co. Ltd.	2,628	84
Suzuken Co. Ltd/Aichi Japan	1,450	46
Takeda Pharmaceutical Co. Ltd.	4,100	198

		924

INDUSTRIALS 2.7%
Central Japan Railway Co.	700	126
Dai Nippon Printing Co. Ltd.	14,000	145
East Japan Railway Co.	1,700	153
FANUC Corp.	700	143
Furukawa Electric Co. Ltd.	15,000	27
Hitachi Ltd.	70,000	461
Hoya Corp.	3,200	128
ITOCHU Corp.	19,100	252
Japan Airlines Co. Ltd.	8,500	296
Komatsu Ltd.	4,900	98
Marubeni Corp.	9,200	53
Mitsubishi Corp.	13,200	290
Mitsubishi Electric Corp.	11,000	142

	SHARES	MARKET VALUE (000S)
Mitsubishi Heavy Industries Ltd.	4,000	$24
Mitsui & Co. Ltd.	29,100	395
Mitsui Engineering & Shipbuilding Co. Ltd.	32,000	55
Mitsui OSK Lines Ltd.	15,000	48
Nippon Express Co. Ltd.	6,000	30
Nippon Yusen KK	17,000	47
NTN Corp.	3,000	19
Secom Co. Ltd.	1,100	72
Seino Holdings Co. Ltd.	3,700	42
Shimizu Corp.	9,000	76
Sojitz Corp.	33,100	80
Sumitomo Corp.	19,200	224
Sumitomo Heavy Industries Ltd.	11,000	64
Taisei Corp.	12,000	69
Toppan Printing Co. Ltd.	9,000	75
Toshiba Corp.	51,000	175
West Japan Railway Co.	3,300	211

		4,020

INFORMATION TECHNOLOGY 1.9%
Brother Industries Ltd.	5,800	82
Canon, Inc.	17,250	560
DeNA Co. Ltd.	3,400	67
FUJIFILM Holdings Corp.	12,100	432
Fujitsu Ltd.	70,000	391
Ibiden Co. Ltd.	1,600	27
Konica Minolta, Inc.	16,500	192
Kyocera Corp.	700	36
Murata Manufacturing Co. Ltd.	200	35
NEC Corp.	94,000	285
Nintendo Co. Ltd.	300	50
Nippon Electric Glass Co. Ltd.	11,500	58
NTT Data Corp.	1,100	48
Ricoh Co. Ltd.	19,900	206
Rohm Co. Ltd.	1,300	87
Seiko Epson Corp.	6,400	113
TDK Corp.	2,200	169

		2,838

MATERIALS 1.5%
Asahi Glass Co. Ltd.	47,000	282
Asahi Kasei Corp.	16,000	131
Daicel Corp.	4,500	58
Denki Kagaku Kogyo KK	8,000	36
DIC Corp.	23,000	57
JFE Holdings, Inc.	4,500	100
Kaneka Corp.	6,000	44
Kobe Steel Ltd.	64,000	108
Mitsubishi Chemical Holdings Corp.	47,000	295
Mitsubishi Materials Corp.	16,000	61
Mitsui Chemicals, Inc.	32,000	119
Nippon Paper Industries Co. Ltd.	1,518	27
Nitto Denko Corp.	800	66
Oji Holdings Corp.	28,000	122
Rengo Co. Ltd.	3,000	12

	SHARES	MARKET VALUE (000S)
Shin-Etsu Chemical Co. Ltd.	600	$37
Sumitomo Chemical Co. Ltd.	47,000	282
Sumitomo Forestry Co. Ltd.	5,300	65
Sumitomo Metal Mining Co. Ltd.	4,000	61
Teijin Ltd.	35,000	136
Tosoh Corp.	15,000	93
Toyo Seikan Group Holdings Ltd.	1,600	26
Ube Industries Ltd.	28,000	53

		2,271

TELECOMMUNICATION SERVICES 1.4%
KDDI Corp.	12,700	306
Nippon Telegraph & Telephone Corp.	35,600	1,289
NTT DOCOMO, Inc.	21,600	415
SoftBank Corp.	1,200	71

		2,081

UTILITIES 0.8%
Chubu Electric Power Co., Inc.	20,600	307
Chugoku Electric Power Co., Inc.	5,300	77
Electric Power Development Co. Ltd.	3,000	106
Hokkaido Electric Power Co., Inc. (a)	2,700	31
Hokuriku Electric Power Co.	7,488	111
Kansai Electric Power Co., Inc.	13,100	145
Kyushu Electric Power Co., Inc.	5,800	67
Osaka Gas Co. Ltd.	5,000	20
Tohoku Electric Power Co., Inc.	16,600	225
Tokyo Electric Power Co., Inc. (a)	19,400	106
Tokyo Gas Co. Ltd.	6,000	32

		1,227

Total Japan		23,167

LUXEMBOURG 0.5%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	703	63
SES S.A.	2,974	101

		164

MATERIALS 0.4%
APERAM S.A. (a)	3,219	130
ArcelorMittal	40,947	397

		527

TELECOMMUNICATION SERVICES 0.0%
Millicom International Cellular S.A.	515	38

Total Luxembourg		729

NETHERLANDS 4.5%

CONSUMER DISCRETIONARY 0.0%
Wolters Kluwer NV	2,511	75

CONSUMER STAPLES 0.3%
Heineken Holding NV	1,581	111

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Heineken NV	219	$17
Koninklijke Ahold NV	19,575	367

		495

ENERGY 2.5%
Fugro NV	5,280	116
Royal Dutch Shell PLC ‘A’	128,603	3,658

		3,774

FINANCIALS 0.7%
Aegon NV	27,333	201
Delta Lloyd NV	1,579	26
ING Groep NV - Dutch Certificate	48,424	804
SNS REAAL COMMON STOCK EUR1.63	100,388	0

		1,031

INDUSTRIALS 0.3%
Koninklijke BAM Groep NV	8,076	34
Koninklijke Philips Electronics NV	5,547	141
PostNL NV (a)	34,980	156
Randstad Holding NV	547	36
TNT Express NV	2,541	22

		389

MATERIALS 0.3%
Akzo Nobel NV	5,337	390
Koninklijke DSM NV	1,266	73

		463

TELECOMMUNICATION SERVICES 0.4%
Koninklijke KPN NV	113,450	435
VimpelCom Ltd. - ADR	26,752	133

		568

Total Netherlands		6,795

NEW ZEALAND 0.2%

MATERIALS 0.0%
Fletcher Building Ltd.	3,777	21

TELECOMMUNICATION SERVICES 0.2%
Spark New Zealand Ltd.	108,603	206

UTILITIES 0.0%
Meridian Energy Ltd.	18,061	26

Total New Zealand		253

NORWAY 1.3%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	2,437	28
Orkla ASA	9,243	72

		100

ENERGY 0.8%
Akastor ASA	2,398	4

	SHARES	MARKET VALUE (000S)
Petroleum Geo-Services ASA	29,083	$156
Statoil ASA	60,659	1,085

		1,245

FINANCIALS 0.1%
DNB ASA	8,624	144
Gjensidige Forsikring ASA	1,931	31

		175

INDUSTRIALS 0.0%
Ship Finance International Ltd.	1,077	18

INFORMATION TECHNOLOGY 0.0%
REC Silicon ASA (a)	72,632	15

MATERIALS 0.2%
Norsk Hydro ASA	17,277	73
Yara International ASA	3,419	178

		251

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	7,475	164

Total Norway		1,968

PORTUGAL 0.2%

FINANCIALS 0.0%
Banco Comercial Portugues S.A. (a)	301,181	26
Banco Espirito Santo S.A. (a)	59,573	1

		27

UTILITIES 0.2%
EDP - Energias de Portugal S.A.	73,609	280

Total Portugal		307

SINGAPORE 1.2%

CONSUMER DISCRETIONARY 0.1%
City Developments Ltd.	6,400	46
Jardine Cycle & Carriage Ltd.	1,000	25
Singapore Press Holdings Ltd.	19,700	60

		131

FINANCIALS 0.6%
CapitaLand Ltd.	23,600	61
DBS Group Holdings Ltd.	20,310	311
Oversea-Chinese Banking Corp. Ltd.	27,500	208
United Overseas Bank Ltd.	14,600	250
UOL Group Ltd.	3,100	16

		846

INDUSTRIALS 0.3%
ComfortDelGro Corp. Ltd.	35,600	83
Hutchison Port Holdings Trust	143,400	90
Keppel Corp. Ltd.	16,600	101
Sembcorp Industries Ltd.	15,700	45

	SHARES	MARKET VALUE (000S)
Sembcorp Marine Ltd.	7,800	$17
Singapore Airlines Ltd.	15,867	126

		462

INFORMATION TECHNOLOGY 0.1%
Avago Technologies Ltd.	783	104

TELECOMMUNICATION SERVICES 0.1%
Singapore Telecommunications Ltd.	75,200	237

Total Singapore		1,780

SOUTH AFRICA 0.1%

FINANCIALS 0.0%
Investec PLC	8,785	79

MATERIALS 0.1%
Lonmin PLC (a)	123	0
Mondi PLC	6,306	136

		136

Total South Africa		215

SPAIN 4.2%

CONSUMER DISCRETIONARY 0.0%
Inditex S.A.	884	29
Promotora de Informaciones S.A. (a)	3,322	29

		58

ENERGY 0.2%
Repsol S.A.	21,416	378

FINANCIALS 1.8%
Banco Bilbao Vizcaya Argentaria S.A.	70,863	698
Banco de Sabadell S.A.	27,853	67
Banco Santander S.A.	276,646	1,946
Caja de Ahorros del Mediterraneo (a)	1,436	0
Mapfre S.A.	9,401	33

		2,744

INDUSTRIALS 0.6%
Abengoa S.A. ‘B’	34,194	108
Abertis Infraestructuras S.A.	3,690	61
Acciona S.A. (a)	1,714	130
ACS Actividades de Construccion y Servicios S.A.	5,406	174
Ferrovial S.A.	9,551	207
Fomento de Construcciones y Contratas S.A.	6,929	71
Gamesa Corp. Tecnologica S.A. (a)	6,493	102

		853

TELECOMMUNICATION SERVICES 1.1%
Telefonica S.A.	111,845	1,593

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%
Endesa S.A.	12,804	$245
Gas Natural SDG S.A.	5,304	121
Iberdrola S.A.	66,781	451

		817

Total Spain		6,443

SWEDEN 1.6%

CONSUMER DISCRETIONARY 0.2%
Electrolux AB ‘B’	3,635	114
Hennes & Mauritz AB ‘B’	2,481	95
Volvo AB ‘B’	8,788	109

		318

CONSUMER STAPLES 0.1%
Svenska Cellulosa AB S.C.A.	3,774	96
Swedish Match AB	3,519	100

		196

FINANCIALS 0.4%
Nordea Bank AB	25,369	317
Skandinaviska Enskilda Banken AB	9,278	119
Svenska Handelsbanken AB ‘A’	5,231	76
Swedbank AB ‘A’	1,257	29

		541

INDUSTRIALS 0.3%
Atlas Copco AB ‘A’	3,929	110
NCC AB ‘B’	2,591	79
S.A.S. AB (a)	9,052	16
Saab AB	1,635	40
Sandvik AB	3,445	38
Securitas AB ‘B’	5,301	70
Skanska AB ‘B’	6,292	128
SKF AB ‘B’	1,581	36

		517

INFORMATION TECHNOLOGY 0.2%
Telefonaktiebolaget LM Ericsson ‘B’	23,641	246

MATERIALS 0.1%
Boliden AB	4,796	87
Holmen AB ‘B’	942	28

		115

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	21,392	249
TeliaSonera AB	38,634	228

		477

Total Sweden		2,410

SWITZERLAND 5.0%

CONSUMER DISCRETIONARY 0.1%
Garmin Ltd.	1,253	55
Georg Fischer AG	65	45

		100

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.5%
Coca-Cola HBC AG	2,577	$55
Nestle S.A.	10,210	737

		792

ENERGY 0.3%
Petroplus Holdings AG (a)	2,921	0
Transocean Ltd.	13,611	219
Weatherford International PLC (a)	16,027	197

		416

FINANCIALS 1.5%
Allied World Assurance Co. Holdings AG	2,288	99
Baloise Holding AG	673	82
Credit Suisse Group AG	13,600	375
Helvetia Holding AG	158	90
Swiss Life Holding AG	909	208
Swiss Re AG	5,633	499
UBS Group AG	10,476	222
Zurich Financial Services AG	2,502	762

		2,337

HEALTH CARE 1.8%
Novartis AG	16,815	1,654
Roche Holding AG	3,814	1,070

		2,724

INDUSTRIALS 0.3%
ABB Ltd.	11,475	241
Adecco S.A.	899	73
Wolseley PLC	2,560	163

		477

INFORMATION TECHNOLOGY 0.2%
STMicroelectronics NV	8,209	67
TE Connectivity Ltd.	3,781	243

		310

MATERIALS 0.3%
Clariant AG	2,656	54
Glencore PLC	19,733	79
Holcim Ltd.	1,191	88
Syngenta AG	362	148

		369

TELECOMMUNICATION SERVICES 0.0%
Swisscom AG	29	16

Total Switzerland		7,541

UNITED KINGDOM 17.3%

CONSUMER DISCRETIONARY 1.5%
British Sky Broadcasting Group PLC	6,801	111
Burberry Group PLC	662	16
Compass Group PLC	17,956	297

	SHARES	MARKET VALUE (000S)
Dixons Carphone PLC	12,782	$91
Fiat Chrysler Automobiles NV (a)	18,953	275
Halfords Group PLC	9,458	78
Home Retail Group PLC	60,056	160
Inchcape PLC	4,252	54
InterContinental Hotels Group PLC	1,603	65
Kingfisher PLC	20,529	112
Marks & Spencer Group PLC	19,423	164
Next PLC	990	116
Pearson PLC	6,148	116
Reed Elsevier PLC	1,434	23
Thomas Cook Group PLC (a)	69,873	150
WH Smith PLC	4,039	97
WPP PLC	14,615	328

		2,253

CONSUMER STAPLES 2.7%
Associated British Foods PLC	625	28
British American Tobacco PLC	19,978	1,076
Dairy Crest Group PLC	2,433	20
Diageo PLC	12,271	355
Greggs PLC	2,085	39
Imperial Tobacco Group PLC	8,990	433
J Sainsbury PLC	24,514	102
Premier Foods PLC (a)	36,793	22
Reckitt Benckiser Group PLC	3,823	330
SABMiller PLC	4,725	245
Tesco PLC	95,559	318
Unilever NV - Dutch Certificate	10,729	449
Unilever PLC	7,858	337
WM Morrison Supermarkets PLC	110,963	315

		4,069

ENERGY 2.0%
Amec Foster Wheeler PLC	1,268	16
BG Group PLC	15,732	262
BP PLC	403,523	2,678
Cairn Energy PLC (a)	8,805	24
Subsea 7 S.A.	1,946	19

		2,999

FINANCIALS 5.1%
Amlin PLC	3,878	29
Aviva PLC	70,403	545
Barclays PLC	257,196	1,054
Direct Line Insurance Group PLC	16,241	86
HSBC Holdings PLC	335,162	3,001
ICAP PLC	20,781	173
Lancashire Holdings Ltd.	9,836	95
Legal & General Group PLC	35,894	140
Lloyds Banking Group PLC	466,843	627
Man Group PLC	177,781	438
Old Mutual PLC	71,253	226
Prudential PLC	9,843	237
Royal Bank of Scotland Group PLC (a)	53,941	298

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
RSA Insurance Group PLC	12,729	$80
Standard Chartered PLC	30,696	492
Standard Life PLC	18,220	127
Tullett Prebon PLC	6,619	38

		7,686

HEALTH CARE 1.6%
AstraZeneca PLC	23,045	1,459
GlaxoSmithKline PLC	48,361	1,005
Smith & Nephew PLC	3,925	66

		2,530

INDUSTRIALS 1.1%
BAE Systems PLC	82,845	587
Berendsen PLC	2,466	39
Carillion PLC	5,103	27
CNH Industrial NV	3,317	30
Cobham PLC	3,674	15
Firstgroup PLC	35,515	67
Go-Ahead Group PLC	2,239	93
Hays PLC	47,431	122
IMI PLC	1,692	30
International Consolidated Airlines Group S.A. (a)	24,580	191
National Express Group PLC	14,508	70
QinetiQ Group PLC	13,681	48
Rentokil Initial PLC	44,234	103
Rolls-Royce Holdings PLC	8,531	117
Royal Mail PLC	18,100	146
WS Atkins PLC	1,012	24

		1,709

INFORMATION TECHNOLOGY 0.1%
ARM Holdings PLC	1,038	17
Sage Group PLC	9,314	75

		92

MATERIALS 1.3%
Anglo American PLC	43,828	633
Antofagasta PLC	13,433	145
KAZ Minerals PLC	22,650	72
Rexam PLC	6,452	56
Rio Tinto Ltd.	8,907	369
Rio Tinto PLC	17,198	708

		1,983

TELECOMMUNICATION SERVICES 1.2%
BT Group PLC	75,534	535
Cable & Wireless Communications PLC	121,585	127
TalkTalk Telecom Group PLC	5,166	31
Vodafone Group PLC	310,198	1,132

		1,825

UTILITIES 0.7%
Centrica PLC	65,204	271
National Grid PLC	28,285	364

	SHARES	MARKET VALUE (000S)
Pennon Group PLC	3,359	$43
Severn Trent PLC	3,142	103
SSE PLC	7,270	175
United Utilities Group PLC	12,878	180

		1,136

Total United Kingdom		26,282

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.1%
Thomson Reuters Corp.	3,411	130

INFORMATION TECHNOLOGY 0.1%
Seagate Technology PLC	3,200	152

MATERIALS 0.0%
Alacer Gold Corp.	8,400	19
Sims Metal Management Ltd.	5,105	41

		60

Total United States		342

Total Common Stocks (Cost $125,574)		148,164

EQUITY-LINKED SECURITIES 0.1%

FRANCE 0.1%

CONSUMER DISCRETIONARY 0.1%
Peugeot S.A. 04/29/2017	40,209	189

Total Equity-Linked Securities (Cost $40)		189

PREFERRED STOCKS 0.4%

GERMANY 0.4%

CONSUMER DISCRETIONARY 0.3%
Volkswagen AG	2,122	493

CONSUMER STAPLES 0.1%
Henkel AG & Co. KGaA	1,204	135

Total Preferred Stocks (Cost $512)		628

REAL ESTATE INVESTMENT TRUSTS 1.0%

AUSTRALIA 0.5%

FINANCIALS 0.5%
Dexus Property Group	18,939	106
Federation Centres	27,104	61
GPT Group	19,467	64
Mirvac Group	79,863	114
Scentre Group	18,957	55
Stockland	79,185	250
Westfield Corp.	20,376	143

		793

Total Australia		793

CANADA 0.1%

FINANCIALS 0.1%
Boardwalk Real Estate Investment Trust	1,280	58
Calloway Real Estate Investment Trust	700	16

	SHARES	MARKET VALUE (000S)
Cominar Real Estate Investment Trust	2,217	$32
RioCan Real Estate Investment Trust	741	16

		122

Total Canada		122

FRANCE 0.1%

FINANCIALS 0.1%
Fonciere Des Regions	490	42
Unibail-Rodamco SE	309	78

		120

Total France		120

HONG KONG 0.1%

FINANCIALS 0.1%
Champion REIT	104,000	57
Link REIT	17,500	102

		159

Total Hong Kong		159

UNITED KINGDOM 0.2%

FINANCIALS 0.2%
Hammerson PLC	3,537	34
Land Securities Group PLC	6,959	132
Segro PLC	18,354	117

		283

Total United Kingdom		283

Total Real Estate Investment Trusts (Cost $1,464)		1,477

RIGHTS 0.0%

AUSTRIA 0.0%

FINANCIALS 0.0%
Bank Austria	80	0

Total Austria		0

ITALY 0.0%

FINANCIALS 0.0%
Unipol Gruppo Finanziario SpA Rights	8,246	0

Total Italy		0

SINGAPORE 0.0%

CONSUMER DISCRETIONARY 0.0%

Jardine Cycle & Carriage Ltd.	244	1

Total Singapore		1

Total Rights (Cost $0)		1

Total Investments in Securities (Cost $127,590)		150,459

Total Investments 99.3% (Cost $127,590)		$150,459

Other Assets and Liabilities, net 0.7%		1,103

Net Assets 100.0%		$151,562

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$462	$0	$462
Consumer Staples	0	953	0	953
Energy	0	342	0	342
Financials	0	5,980	1	5,981
Health Care	0	328	0	328
Industrials	0	1,010	0	1,010
Materials	97	2,239	0	2,336
Telecommunication Services	0	451	0	451
Utilities	0	244	0	244
Austria
Energy	0	227	0	227
Financials	0	313	0	313
Industrials	33	0	0	33
Materials	0	174	0	174
Belgium
Consumer Staples	0	614	0	614
Financials	0	315	0	315
Materials	0	135	0	135
Telecommunication Services	45	255	0	300
Canada
Consumer Discretionary	448	0	0	448
Consumer Staples	249	0	0	249
Energy	2,819	0	0	2,819
Financials	5,368	0	0	5,368
Industrials	1,215	0	0	1,215
Information Technology	407	0	0	407
Materials	1,892	0	0	1,892
Telecommunication Services	810	0	0	810
Utilities	347	0	0	347
Colombia
Energy	107	0	0	107
Denmark
Consumer Staples	0	141	0	141
Energy	0	90	0	90
Financials	0	335	0	335
Health Care	0	554	0	554
Industrials	0	350	0	350
Telecommunication Services	0	288	0	288
Finland
Consumer Staples	0	46	0	46
Energy	0	74	0	74
Financials	0	78	0	78
Health Care	0	38	0	38
Industrials	0	26	0	26
Information Technology	0	332	0	332
Materials	0	374	0	374
Telecommunication Services	0	36	0	36
Utilities	0	85	0	85
France
Consumer Discretionary	71	2,371	0	2,442
Consumer Staples	0	593	0	593
Energy	0	2,391	0	2,391
Financials	0	2,160	0	2,160
Health Care	0	870	0	870
Industrials	361	1,449	0	1,810
Information Technology	17	340	0	357
Materials	0	640	0	640
Telecommunication Services	0	2,008	0	2,008
Utilities	0	1,952	0	1,952

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Germany
Consumer Discretionary	$0	$1,489	$0	$1,489
Consumer Staples	0	495	0	495
Financials	0	1,804	0	1,804
Health Care	0	1,334	0	1,334
Industrials	71	1,676	0	1,747
Information Technology	0	268	0	268
Materials	0	2,182	0	2,182
Telecommunication Services	0	1,427	0	1,427
Utilities	0	1,793	0	1,793
Hong Kong
Consumer Discretionary	26	195	0	221
Financials	383	2,004	0	2,387
Industrials	0	384	0	384
Materials	0	38	0	38
Telecommunication Services	0	136	0	136
Utilities	0	127	0	127
Ireland
Energy	0	74	0	74
Health Care	325	215	0	540
Industrials	0	47	0	47
Materials	0	313	0	313
Israel
Financials	0	487	0	487
Health Care	666	0	0	666
Materials	0	171	0	171
Telecommunication Services	0	196	0	196
Italy
Consumer Discretionary	0	69	0	69
Energy	0	1,382	0	1,382
Financials	0	1,885	0	1,885
Industrials	0	357	0	357
Materials	0	62	0	62
Telecommunication Services	0	771	0	771
Utilities	0	1,130	0	1,130
Japan
Consumer Discretionary	0	3,021	0	3,021
Consumer Staples	0	1,698	0	1,698
Energy	0	844	0	844
Financials	0	4,243	0	4,243
Health Care	0	924	0	924
Industrials	0	4,020	0	4,020
Information Technology	0	2,838	0	2,838
Materials	0	2,271	0	2,271
Telecommunication Services	0	2,081	0	2,081
Utilities	0	1,227	0	1,227
Luxembourg
Consumer Discretionary	0	164	0	164
Materials	130	397	0	527
Telecommunication Services	0	38	0	38
Netherlands
Consumer Discretionary	0	75	0	75
Consumer Staples	0	495	0	495
Energy	0	3,774	0	3,774
Financials	26	1,005	0	1,031
Industrials	0	389	0	389
Materials	0	463	0	463
Telecommunication Services	133	435	0	568
New Zealand
Materials	0	21	0	21
Telecommunication Services	0	206	0	206
Utilities	26	0	0	26

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Norway
Consumer Staples	$0	$100	$0	$100
Energy	0	1,245	0	1,245
Financials	0	175	0	175
Industrials	18	0	0	18
Information Technology	0	15	0	15
Materials	0	251	0	251
Telecommunication Services	0	164	0	164
Portugal
Financials	0	26	1	27
Utilities	0	280	0	280
Singapore
Consumer Discretionary	0	131	0	131
Financials	0	846	0	846
Industrials	0	462	0	462
Information Technology	104	0	0	104
Telecommunication Services	0	237	0	237
South Africa
Financials	0	79	0	79
Materials	0	136	0	136
Spain
Consumer Discretionary	0	58	0	58
Energy	0	378	0	378
Financials	0	2,744	0	2,744
Industrials	0	853	0	853
Telecommunication Services	0	1,593	0	1,593
Utilities	0	817	0	817
Sweden
Consumer Discretionary	0	318	0	318
Consumer Staples	0	196	0	196
Financials	0	541	0	541
Industrials	0	517	0	517
Information Technology	0	246	0	246
Materials	0	115	0	115
Telecommunication Services	0	477	0	477
Switzerland
Consumer Discretionary	55	45	0	100
Consumer Staples	0	792	0	792
Energy	416	0	0	416
Financials	99	2,238	0	2,337
Health Care	0	2,724	0	2,724
Industrials	0	477	0	477

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Information Technology	$243	$67	$0	$310
Materials	0	369	0	369
Telecommunication Services	0	16	0	16
United Kingdom
Consumer Discretionary	435	1,818	0	2,253
Consumer Staples	0	4,069	0	4,069
Energy	0	2,999	0	2,999
Financials	86	7,600	0	7,686
Health Care	0	2,530	0	2,530
Industrials	0	1,709	0	1,709
Information Technology	0	92	0	92
Materials	0	1,983	0	1,983
Telecommunication Services	0	1,825	0	1,825
Utilities	175	961	0	1,136
United States
Consumer Discretionary	130	0	0	130
Information Technology	152	0	0	152
Materials	19	41	0	60
Equity-Linked Securities
France
Consumer Discretionary	189	0	0	189
Preferred Stocks
Germany
Consumer Discretionary	0	493	0	493
Consumer Staples	0	135	0	135
Real Estate Investment Trusts
Australia
Financials	0	793	0	793
Canada
Financials	122	0	0	122
France
Financials	0	120	0	120
Hong Kong
Financials	57	102	0	159
United Kingdom
Financials	0	283	0	283
Rights
Singapore
Consumer Discretionary	0	0	1	1

Total Investments	$18,372	$132,084	$3	$150,459

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments PIMCO RAE Fundamental US Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 98.5%

IRELAND 0.5%

FINANCIALS 0.1%
XL Group PLC	4,894	$182

HEALTH CARE 0.2%
Medtronic PLC	13,624	1,009

INFORMATION TECHNOLOGY 0.2%
Accenture PLC ‘A’	10,611	1,027

Total Ireland		2,218

MEXICO 0.1%

MATERIALS 0.1%
Southern Copper Corp.	13,402	394

Total Mexico		394

SWITZERLAND 0.1%

FINANCIALS 0.1%
ACE Ltd.	2,501	254

Total Switzerland		254

UNITED STATES 97.8%

CONSUMER DISCRETIONARY 14.0%
Aaron’s, Inc.	13,125	475
Abercrombie & Fitch Co. ‘A’	18,448	397
Advance Auto Parts, Inc.	1,465	233
Amazon.com, Inc. (a)	3,047	1,323
American Eagle Outfitters, Inc.	29,604	510
ANN, Inc. (a)	5,020	242
Apollo Education Group, Inc. (a)	33,975	438
AutoNation, Inc. (a)	1,510	95
AutoZone, Inc. (a)	299	199
Barnes & Noble, Inc. (a)	16,450	427
Bed Bath & Beyond, Inc. (a)	12,782	882
Best Buy Co., Inc.	24,422	796
Big Lots, Inc.	13,325	599
Bloomin’ Brands, Inc.	11,098	237
Bob Evans Farms, Inc.	3,631	185
Boyd Gaming Corp. (a)	7,439	111
Brinker International, Inc.	7,130	411
Burlington Stores, Inc. (a)	5,250	269
Cablevision Systems Corp.	29,472	706
Caesars Entertainment Corp. (a)	22,600	138
Career Education Corp. (a)	13,271	44
Carnival Corp.	9,866	487
Cash America International, Inc.	1,843	48
Cato Corp.	1,849	72
CBS Corp. ‘B’	4,787	266
Charter Communications, Inc. ‘A’ (a)	893	153
Cheesecake Factory, Inc.	2,534	138
Chico’s FAS, Inc.	5,441	90
Chipotle Mexican Grill, Inc. (a)	58	35
Choice Hotels International, Inc.	1,317	71

	SHARES	MARKET VALUE (000S)
Cinemark Holdings, Inc.	3,754	$151
Coach, Inc.	26,003	900
Columbia Sportswear Co.	936	57
Comcast Corp. ‘A’	42,387	2,549
Cracker Barrel Old Country Store, Inc.	533	79
Crocs, Inc. (a)	3,338	49
CST Brands, Inc.	6,491	254
Dana Holding Corp.	5,045	104
Darden Restaurants, Inc.	1,841	131
Deckers Outdoor Corp. (a)	1,579	114
DeVry Education Group, Inc.	5,846	175
Dillard’s, Inc. ‘A’	3,157	332
DIRECTV (a)	38,559	3,578
DISH Network Corp. (a)	1,962	133
Dollar General Corp.	1,155	90
Dollar Tree, Inc. (a)	3,299	261
Expedia, Inc.	2,914	319
Finish Line, Inc. ‘A’	3,578	100
Foot Locker, Inc.	6,964	467
Ford Motor Co.	27,391	411
Fossil Group, Inc. (a)	2,281	158
GameStop Corp.	11,755	505
Gannett Co., Inc. (a)	3,747	52
Gap, Inc.	15,118	577
General Motors Co.	11,094	370
Genesco, Inc. (a)	3,102	205
Genuine Parts Co.	4,587	411
Goodyear Tire & Rubber Co.	8,332	251
Graham Holdings Co.	484	520
Guess?, Inc.	16,059	308
Hanesbrands, Inc.	6,997	233
Harley-Davidson, Inc.	1,627	92
Harman International Industries, Inc.	393	47
Hasbro, Inc.	6,543	489
Home Depot, Inc.	26,832	2,982
Houghton Mifflin Harcourt Co. (a)	4,042	102
Interpublic Group of Cos., Inc.	36,675	707
ITT Educational Services, Inc. (a)	9,553	38
Jack in the Box, Inc.	1,776	157
JC Penney Co., Inc. (a)	9,743	83
John Wiley & Sons, Inc.	2,144	117
Johnson Controls, Inc.	4,505	223
Kohl’s Corp.	21,896	1,371
L Brands, Inc.	13,391	1,148
Lear Corp.	1,857	208
Leggett & Platt, Inc.	4,961	241
Liberty Interactive Corp. ‘A’ (a)	12,437	345
Live Nation Entertainment, Inc. (a)	5,071	139
Lowe’s Cos., Inc.	35,679	2,389
Macy’s, Inc.	13,182	889
Marriott International, Inc. ‘A’	1,120	83
Marriott Vacations Worldwide Corp.	2,439	224
Mattel, Inc.	14,528	373
McDonald’s Corp.	27,391	2,604
Men’s Wearhouse, Inc.	1,271	81
MGM Resorts International (a)	10,488	191

	SHARES	MARKET VALUE (000S)
Murphy USA, Inc. (a)	4,006	$224
New York Times Co.	5,995	82
Newell Rubbermaid, Inc.	4,029	166
News Corp. ‘A’ (a)	2,657	39
Nielsen NV	2,241	100
NIKE, Inc. ‘B’	10,229	1,105
Nordstrom, Inc.	4,749	354
Norwegian Cruise Line Holdings Ltd. (a)	1,637	92
O’Reilly Automotive, Inc. (a)	1,951	441
Office Depot, Inc. (a)	24,554	213
Omnicom Group, Inc.	18,269	1,270
Outerwall, Inc.	1,262	96
PACCAR, Inc.	6,109	390
Priceline Group, Inc. (a)	68	78
Ralph Lauren Corp.	1,548	205
Regal Entertainment Group ‘A’	9,480	198
Regis Corp. (a)	4,319	68
Rent-A-Center, Inc.	12,854	364
Ross Stores, Inc.	1,839	89
Royal Caribbean Cruises Ltd.	6,247	492
Safeway Casa Ley CVR	38,866	5
Safeway PDC LLC CVR	38,866	2
Scholastic Corp.	2,342	103
Sears Holdings Corp. (a)	4,387	117
SeaWorld Entertainment, Inc.	14,802	273
Service Corp. International/US	3,883	114
Skechers U.S.A., Inc. ‘A’ (a)	784	86
Staples, Inc.	82,679	1,266
Starbucks Corp.	7,343	394
Starwood Hotels & Resorts Worldwide, Inc.	1,157	94
Steelcase, Inc. ‘A’	8,806	167
Strayer Education, Inc. (a)	2,265	98
Target Corp.	38,913	3,176
TEGNA, Inc.	7,494	240
Tenneco, Inc. (a)	1,754	101
Tiffany & Co.	1,482	136
Time Warner Cable, Inc.	11,278	2,009
Time Warner, Inc.	32,866	2,873
Time, Inc.	7,544	174
TJX Cos., Inc.	7,101	470
Tribune Media Co. ‘A’	1,663	89
Tupperware Brands Corp.	882	57
Twenty-First Century Fox, Inc.	5,832	190
Urban Outfitters, Inc. (a)	2,451	86
VF Corp.	3,943	275
Viacom, Inc.	15,224	984
Visteon Corp. (a)	1,032	108
Walt Disney Co.	16,869	1,925
Weight Watchers International, Inc. (a)	7,674	37
Wendy’s Co.	8,680	98
West Corp.	1,263	38
Whirlpool Corp.	1,627	282
Williams-Sonoma, Inc.	1,121	92
Wyndham Worldwide Corp.	3,278	268

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Wynn Resorts Ltd.	2,896	$286
Yum! Brands, Inc.	6,252	563

		62,586

CONSUMER STAPLES 10.1%
Altria Group, Inc.	54,720	2,676
Archer-Daniels-Midland Co.	6,921	334
Automatic Data Processing, Inc.	11,581	929
Avon Products, Inc.	33,219	208
Booz Allen Hamilton Holding Corp.	9,655	244
Brown-Forman Corp.	475	48
Bunge Ltd.	3,586	315
Campbell Soup Co.	5,374	256
Clorox Co.	2,085	217
Coca-Cola Co.	72,430	2,841
Coca-Cola Enterprises, Inc.	9,425	409
Colgate-Palmolive Co.	14,892	974
ConAgra Foods, Inc.	12,564	549
Costco Wholesale Corp.	4,603	622
CVS Caremark Corp.	24,144	2,532
Dr Pepper Snapple Group, Inc.	11,898	867
Edgewell Personal Care Co.	1,483	195
Estee Lauder Cos., Inc. ‘A’	1,140	99
Euronet Worldwide, Inc. (a)	1,888	116
General Mills, Inc.	12,297	685
Global Payments, Inc.	1,110	115
Herbalife Ltd. (a)	9,703	535
HRG Group, Inc. (a)	5,898	77
Ingredion, Inc.	1,223	98
JM Smucker Co.	2,709	294
Kellogg Co.	6,398	401
Kimberly-Clark Corp.	1,871	198
Kraft Foods Group, Inc.	7,649	651
Kroger Co.	34,004	2,466
Mastercard, Inc. ‘A’	8,737	817
Molson Coors Brewing Co.	1,261	88
Mondelez International, Inc.	35,097	1,444
Monster Beverage Corp. (a)	2,104	282
Monster Worldwide, Inc. (a)	15,685	103
Nu Skin Enterprises, Inc.	630	30
PepsiCo, Inc.	36,503	3,407
Philip Morris International, Inc.	43,460	3,484
Procter & Gamble Co.	65,914	5,157
Reynolds American, Inc.	18,280	1,365
Rite Aid Corp. (a)	83,006	693
SUPERVALU, Inc. (a)	28,236	228
Sysco Corp.	30,179	1,089
Universal Corp.	2,866	164
Wal-Mart Stores, Inc.	57,616	4,087
Walgreens Boots Alliance, Inc.	20,470	1,728
Western Union Co.	44,791	911

		45,028

ENERGY 9.4%
Alpha Natural Resources, Inc. (a)	12,636	4
Anadarko Petroleum Corp.	5,106	399

	SHARES	MARKET VALUE (000S)
Apache Corp.	9,583	$552
Baker Hughes, Inc.	9,736	601
Basic Energy Services, Inc. (a)	5,277	40
Bill Barrett Corp. (a)	7,734	66
California Resources Corp.	89,056	538
Cameron International Corp. (a)	4,240	222
Chesapeake Energy Corp.	55,560	621
Chevron Corp.	87,911	8,481
Cimarex Energy Co.	962	106
Cloud Peak Energy, Inc. (a)	8,416	39
Comstock Resources, Inc.	1,963	7
ConocoPhillips	73,313	4,502
CONSOL Energy, Inc.	1,233	27
Denbury Resources, Inc.	7,690	49
Devon Energy Corp.	13,763	819
Diamond Offshore Drilling, Inc.	9,277	239
Dresser-Rand Group, Inc. (a)	520	44
Energen Corp.	2,472	169
Energy Ltd.	26,866	71
EOG Resources, Inc.	5,001	438
Exterran Holdings, Inc.	2,309	75
Exxon Mobil Corp.	139,137	11,576
First Solar, Inc. (a)	2,635	124
Halliburton Co.	8,017	345
Helmerich & Payne, Inc.	1,469	103
Hess Corp.	11,575	774
HollyFrontier Corp.	12,638	539
Key Energy Services, Inc. (a)	6,526	12
Kinder Morgan, Inc.	998	38
LinnCo LLC	13,419	127
Marathon Oil Corp.	47,479	1,260
Marathon Petroleum Corp.	11,084	580
McDermott International, Inc. (a)	36,509	195
Murphy Oil Corp.	15,146	630
National Oilwell Varco, Inc.	9,699	468
Newfield Exploration Co. (a)	18,234	659
Noble Energy, Inc.	1,413	60
Occidental Petroleum Corp.	21,516	1,673
Parker Drilling Co. (a)	14,034	47
Patterson-UTI Energy, Inc.	8,500	160
Peabody Energy Corp.	14,227	31
Penn Virginia Corp. (a)	15,269	67
Phillips 66	2,873	231
Pioneer Energy Services Corp. (a)	8,624	55
QEP Resources, Inc.	4,617	85
Quicksilver Resources, Inc. (a)	16,978	0
Rowan Cos. PLC	3,968	84
Sabine Oil & Gas Corp. (a)	22,047	2
SandRidge Energy, Inc. (a)	21,149	19
Schlumberger Ltd.	17,992	1,551
SEACOR Holdings, Inc. (a)	4,339	308
Seventy Seven Energy, Inc. (a)	15,437	66
Southwestern Energy Co. (a)	2,167	49
Spectra Energy Corp.	1,827	60
Stone Energy Corp. (a)	15,466	195
SunEdison, Inc. (a)	2,111	63

	SHARES	MARKET VALUE (000S)
Swift Energy Co. (a)	3,881	$8
Tesoro Corp.	4,302	363
Unit Corp. (a)	2,829	77
VAALCO Energy, Inc. (a)	10,235	22
Valero Energy Corp.	12,482	781
Whiting Petroleum Corp. (a)	5,817	195
Williams Cos., Inc.	1,822	105
WPX Energy, Inc. (a)	31,704	389

		42,285

FINANCIALS 11.6%
Aflac, Inc.	4,347	270
Aircastle Ltd.	2,042	46
Allstate Corp.	12,457	808
Ally Financial, Inc. (a)	10,751	241
American Equity Investment Life Holding Co.	7,502	202
American Express Co.	11,093	862
American Financial Group, Inc.	4,811	313
American International Group, Inc.	29,711	1,837
Ameriprise Financial, Inc.	2,488	311
Assurant, Inc.	4,862	326
Bank of America Corp.	287,792	4,898
Bank of Hawaii Corp.	798	53
Bank of New York Mellon Corp.	27,594	1,158
BB&T Corp.	15,103	609
Berkshire Hathaway, Inc. ‘B’ (a)	11,732	1,597
BlackRock, Inc.	690	239
Capital One Financial Corp.	22,942	2,018
Chubb Corp.	8,830	840
Cincinnati Financial Corp.	2,577	129
Citigroup, Inc.	52,129	2,880
CME Group, Inc.	4,783	445
CNO Financial Group, Inc.	5,568	102
Comerica, Inc.	2,219	114
CoreLogic, Inc. (a)	2,305	91
Discover Financial Services	7,679	442
E*TRADE Financial Corp. (a)	12,838	385
Federated Investors, Inc. ‘B’	1,950	65
Fifth Third Bancorp	13,582	283
First Niagara Financial Group, Inc.	5,045	48
Franklin Resources, Inc.	2,575	126
Genworth Financial, Inc. ‘A’ (a)	11,610	88
Goldman Sachs Group, Inc.	6,912	1,443
Hanover Insurance Group, Inc.	2,349	174
Hartford Financial Services Group, Inc.	15,331	637
HCC Insurance Holdings, Inc.	3,247	250
Hudson City Bancorp, Inc.	17,816	176
Huntington Bancshares, Inc.	14,062	159
Interactive Brokers Group, Inc. ‘A’	6,325	263
JPMorgan Chase & Co.	109,633	7,429
Kemper Corp.	3,036	117
KeyCorp	18,854	283
Legg Mason, Inc.	7,053	363
Lincoln National Corp.	3,888	230
Loews Corp.	5,000	193

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
M&T Bank Corp.	1,094	$137
McGraw Hill Financial, Inc.	6,609	664
MetLife, Inc.	9,851	552
Morgan Stanley	7,087	275
NASDAQ OMX Group, Inc.	5,820	284
New York Community Bancorp, Inc.	9,726	179
Northern Trust Corp.	2,740	210
People’s United Financial, Inc.	16,411	266
PHH Corp. (a)	15,119	394
PNC Financial Services Group, Inc.	10,873	1,040
Primerica, Inc.	3,250	149
Principal Financial Group, Inc.	2,891	148
Progressive Corp.	11,435	318
Prudential Financial, Inc.	4,280	375
Raymond James Financial, Inc.	1,633	97
Regions Financial Corp.	34,949	362
Reinsurance Group of America, Inc.	2,774	263
RLI Corp.	1,968	101
Santander Consumer USA Holdings, Inc.	6,218	159
SLM Corp. (a)	39,086	386
Springleaf Holdings, Inc. (a)	1,878	86
StanCorp Financial Group, Inc.	2,411	182
State Street Corp.	6,539	504
SunTrust Banks, Inc.	18,037	776
Symetra Financial Corp.	7,645	185
Synchrony Financial (a)	2,709	89
TCF Financial Corp.	4,184	70
Torchmark Corp.	2,041	119
Travelers Cos., Inc.	23,855	2,306
U.S. Bancorp	9,043	392
Unum Group	13,101	468
Visa, Inc. ‘A’	22,178	1,489
Voya Financial, Inc.	9,067	421
Wells Fargo & Co.	82,066	4,615
WR Berkley Corp.	2,944	153
Zions BanCorp.	2,626	83

		51,840

HEALTH CARE 12.8%
Abbott Laboratories	17,765	872
AbbVie, Inc.	22,369	1,503
Aetna, Inc.	14,803	1,887
Alere, Inc. (a)	4,960	262
Alexion Pharmaceuticals, Inc. (a)	766	138
AmerisourceBergen Corp.	2,628	279
Amgen, Inc.	18,122	2,782
Anthem, Inc.	22,264	3,654
Baxter International, Inc.	15,599	1,091
Becton Dickinson and Co.	6,355	900
Bio-Rad Laboratories, Inc. (a)	1,540	232
Biogen, Inc. (a)	2,190	885
Boston Scientific Corp. (a)	47,438	840
Bristol-Myers Squibb Co.	41,165	2,739
Cardinal Health, Inc.	6,607	553
Celgene Corp. (a)	9,552	1,106

	SHARES	MARKET VALUE (000S)
Centene Corp. (a)	3,862	$311
Charles River Laboratories International, Inc. (a)	795	56
Cigna Corp.	4,039	654
Community Health Systems, Inc. (a)	14,499	913
CR Bard, Inc.	1,362	233
Danaher Corp.	2,911	249
DaVita HealthCare Partners, Inc. (a)	1,467	117
Edwards Lifesciences Corp. (a)	1,418	202
Eli Lilly & Co.	31,563	2,635
Envision Healthcare Holdings, Inc. (a)	3,625	143
Express Scripts Holding Co. (a)	4,211	375
Gilead Sciences, Inc.	15,925	1,865
Halyard Health, Inc. (a)	2,104	85
HCA Holdings, Inc. (a)	37,909	3,439
Health Net, Inc. (a)	12,828	823
HealthSouth Corp.	3,771	174
Henry Schein, Inc. (a)	1,065	151
Hologic, Inc. (a)	2,318	88
Hospira, Inc. (a)	6,011	533
Humana, Inc.	6,000	1,148
Invacare Corp.	3,125	68
Johnson & Johnson	54,754	5,336
Kindred Healthcare, Inc.	14,288	290
Laboratory Corp. of America Holdings (a)	693	84
LifePoint Hospitals, Inc. (a)	4,674	406
Magellan Health, Inc. (a)	1,689	118
Mallinckrodt PLC (a)	4,625	544
Masimo Corp. (a)	2,761	107
McKesson Corp.	4,537	1,020
Merck & Co., Inc.	46,482	2,646
Mylan NV (a)	1,778	121
Omnicare, Inc.	3,866	364
Owens & Minor, Inc.	2,844	97
Pfizer, Inc.	151,697	5,086
Quest Diagnostics, Inc.	12,233	887
Regeneron Pharmaceuticals, Inc. (a)	180	92
St Jude Medical, Inc.	6,261	457
STERIS Corp.	1,628	105
Stryker Corp.	3,979	380
Tenet Healthcare Corp. (a)	9,975	577
United Therapeutics Corp. (a)	482	84
UnitedHealth Group, Inc.	26,928	3,285
Universal Health Services, Inc.	1,591	226
Valeant Pharmaceuticals International, Inc. (a)	384	85
VCA, Inc. (a)	1,781	97
WellCare Health Plans, Inc. (a)	4,141	351
Zimmer Biomet Holdings, Inc.	2,634	288
Zoetis, Inc.	4,578	221

		57,339

INDUSTRIALS 8.2%
3M Co.	13,874	2,141
ADT Corp.	7,087	238
AECOM (a)	3,245	107

	SHARES	MARKET VALUE (000S)
AGCO Corp.	6,176	$351
Agilent Technologies, Inc.	4,584	177
Alaska Air Group, Inc.	2,691	173
American Airlines Group, Inc.	6,961	278
Atlas Air Worldwide Holdings, Inc. (a)	846	47
Avis Budget Group, Inc. (a)	12,044	531
Boeing Co.	4,775	662
Brady Corp. ‘A’	1,525	38
Brink’s Co.	1,604	47
Caterpillar, Inc.	20,527	1,741
CH Robinson Worldwide, Inc.	2,019	126
Cintas Corp.	1,241	105
Civeo Corp.	22,642	70
Covanta Holding Corp.	4,527	96
Crane Co.	1,539	90
CSX Corp.	32,698	1,068
Cummins, Inc.	2,929	384
Deere & Co.	16,513	1,603
Delta Air Lines, Inc.	5,265	216
Deluxe Corp.	1,877	116
Dover Corp.	3,261	229
Emerson Electric Co.	23,528	1,304
Expeditors International of Washington, Inc.	1,652	76
FedEx Corp.	3,855	657
Flowserve Corp.	1,655	87
Fluor Corp.	2,983	158
FTI Consulting, Inc. (a)	4,377	181
GATX Corp.	1,589	85
General Cable Corp.	2,643	52
General Dynamics Corp.	9,137	1,295
General Electric Co.	135,913	3,611
H&E Equipment Services, Inc.	1,364	27
Harsco Corp.	8,829	146
HD Supply Holdings, Inc. (a)	2,680	94
Hertz Global Holdings, Inc. (a)	4,515	82
Honeywell International, Inc.	8,185	835
Illinois Tool Works, Inc.	10,059	923
Ingersoll-Rand PLC	6,911	466
Jacobs Engineering Group, Inc. (a)	2,542	103
JetBlue Airways Corp. (a)	29,229	607
Joy Global, Inc.	2,211	80
KBR, Inc.	13,319	259
Kennametal, Inc.	2,586	88
Korn/Ferry International	3,971	138
L-3 Communications Holdings, Inc.	4,520	513
Lockheed Martin Corp.	7,854	1,460
ManpowerGroup, Inc.	3,417	305
Norfolk Southern Corp.	7,108	621
Northrop Grumman Corp.	11,901	1,888
Orbital ATK, Inc.	1,578	116
Oshkosh Corp.	1,429	61
Parker-Hannifin Corp.	3,566	415
Raytheon Co.	12,593	1,205
Republic Airways Holdings, Inc. (a)	12,598	116
Republic Services, Inc.	8,319	326

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Robert Half International, Inc.	1,626	$90
Rockwell Collins, Inc.	2,918	270
RR Donnelley & Sons Co.	31,816	555
Ryder System, Inc.	4,252	372
SkyWest, Inc.	11,190	168
Southwest Airlines Co.	7,898	261
Spirit AeroSystems Holdings, Inc. ‘A’ (a)	1,504	83
SPX Corp.	3,667	265
Stanley Black & Decker, Inc.	1,391	146
Terex Corp.	1,678	39
Textron, Inc.	4,776	213
Thermo Fisher Scientific, Inc.	1,658	215
Tidewater, Inc.	4,280	97
Timken Co.	1,666	61
Towers Watson & Co. ‘A’	1,654	208
Tutor Perini Corp. (a)	4,318	93
Tyco International PLC	3,673	141
Union Pacific Corp.	16,542	1,578
United Continental Holdings, Inc. (a)	4,963	263
United Parcel Service, Inc. ‘B’	5,442	527
United Rentals, Inc. (a)	642	56
United Technologies Corp.	12,089	1,341
Waste Management, Inc.	17,740	822

		36,878

INFORMATION TECHNOLOGY 18.2%
Activision Blizzard, Inc.	37,515	908
Adobe Systems, Inc. (a)	1,102	89
Advanced Micro Devices, Inc. (a)	24,588	59
Altera Corp.	2,608	134
Amdocs Ltd.	5,211	285
Amkor Technology, Inc. (a)	11,218	67
Analog Devices, Inc.	2,791	179
Anixter International, Inc. (a)	3,062	200
Apple, Inc.	82,010	10,286
Applied Materials, Inc.	31,371	603
Arrow Electronics, Inc. (a)	11,734	655
Atmel Corp.	9,937	98
Autodesk, Inc. (a)	2,998	150
Avnet, Inc.	17,586	723
Benchmark Electronics, Inc. (a)	4,748	103
Broadcom Corp. ‘A’	8,642	445
Broadridge Financial Solutions, Inc.	2,109	106
Brocade Communications Systems, Inc.	36,744	437
CA, Inc.	22,430	657
Cabot Microelectronics Corp. (a)	1,461	69
CACI International, Inc. ‘A’ (a)	2,491	202
CDW Corp.	1,196	41
Cisco Systems, Inc.	172,212	4,729
Cognizant Technology Solutions Corp. (a)	1,568	96
Computer Sciences Corp.	8,414	552
Comtech Telecommunications Corp.	2,124	62
Convergys Corp.	7,836	200

	SHARES	MARKET VALUE (000S)
Corning, Inc.	67,455	$1,331
Cypress Semiconductor Corp.	7,668	90
Diebold, Inc.	9,093	318
Dun & Bradstreet Corp.	2,233	272
EarthLink Holdings Corp.	10,622	80
eBay, Inc. (a)	8,333	502
EchoStar Corp. (a)	1,835	89
Electronic Arts, Inc. (a)	9,344	621
EMC Corp.	54,021	1,426
F5 Networks, Inc. (a)	326	39
Facebook, Inc. (a)	1,099	94
Fairchild Semiconductor International, Inc. (a)	7,991	139
Fidelity National Information Services, Inc.	2,135	132
Fiserv, Inc. (a)	1,192	99
Flextronics International Ltd. (a)	43,073	487
Freescale Semiconductor Ltd. (a)	2,725	109
Google, Inc. ‘A’ (a)	1,782	962
Google, Inc. ‘C’ (a)	3,692	1,922
Harris Corp.	11,234	864
Hewlett-Packard Co.	198,794	5,966
Ingram Micro, Inc. ‘A’ (a)	15,274	382
Insight Enterprises, Inc. (a)	4,701	141
Intel Corp.	286,111	8,702
InterActiveCorp	5,281	421
InterDigital, Inc.	760	43
International Business Machines Corp.	58,063	9,445
Intersil Corp.	18,006	225
Intuit, Inc.	1,800	181
Itron, Inc. (a)	3,678	127
Jabil Circuit, Inc.	17,106	364
Juniper Networks, Inc.	36,344	944
KLA-Tencor Corp.	3,887	219
Lam Research Corp.	1,025	83
Leidos Holdings, Inc.	3,738	151
Lexmark International, Inc.	15,106	668
Maxim Integrated Products, Inc.	13,892	480
Micron Technology, Inc. (a)	10,268	193
Microsoft Corp.	184,359	8,139
MicroStrategy, Inc. ‘A’ (a)	253	43
Motorola Solutions, Inc.	7,303	419
NCR Corp. (a)	1,710	52
NetApp, Inc.	10,640	336
NeuStar, Inc. (a)	6,263	183
NVIDIA Corp.	4,243	85
OmniVision Technologies, Inc. (a)	1,887	49
ON Semiconductor Corp. (a)	23,347	273
Oracle Corp.	74,792	3,014
Paychex, Inc.	2,842	133
Pitney Bowes, Inc.	37,701	785
PMC-Sierra, Inc. (a)	7,364	63
Polycom, Inc. (a)	27,213	311
Progress Software Corp. (a)	3,370	93
PTC, Inc. (a)	1,137	47
QLogic Corp. (a)	12,355	175

	SHARES	MARKET VALUE (000S)
Qorvo, Inc. (a)	726	$58
QUALCOMM, Inc.	10,042	629
SanDisk Corp.	2,156	126
Sanmina Corp. (a)	5,164	104
Seagate Technology PLC	7,485	356
Skyworks Solutions, Inc.	1,588	165
Symantec Corp.	37,883	881
SYNNEX Corp.	2,285	167
Synopsys, Inc. (a)	2,725	138
Take-Two Interactive Software, Inc. (a)	5,961	164
Tech Data Corp. (a)	7,439	428
Teradata Corp. (a)	2,334	86
Teradyne, Inc.	5,069	98
Texas Instruments, Inc.	30,074	1,549
Unisys Corp. (a)	14,238	285
United Online, Inc. (a)	9,279	145
Veeco Instruments, Inc. (a)	1,219	35
Vishay Intertechnology, Inc.	21,165	247
WebMD Health Corp. (a)	2,245	99
Western Digital Corp.	2,845	223
Xerox Corp.	61,854	658
Xilinx, Inc.	1,842	81
Yahoo!, Inc. (a)	3,484	137

		81,505

MATERIALS 3.0%
A Schulman, Inc.	1,771	77
Air Products & Chemicals, Inc.	4,317	591
Airgas, Inc.	1,058	112
AK Steel Holding Corp. (a)	11,029	43
Albemarle Corp.	1,087	60
Alcoa, Inc.	75,127	838
Allegheny Technologies, Inc.	3,516	106
Armstrong World Industries, Inc. (a)	6,570	350
Ashland, Inc.	1,391	170
Avery Dennison Corp.	843	51
Ball Corp.	4,050	284
Bemis Co., Inc.	4,235	191
Celanese Corp.	884	64
CF Industries Holdings, Inc.	11,220	721
Chemtura Corp. (a)	2,149	61
Cliffs Natural Resources, Inc.	10,985	48
Coeur Mining, Inc. (a)	24,003	137
Commercial Metals Co.	10,727	172
Cytec Industries, Inc.	1,682	102
Dow Chemical Co.	20,360	1,042
E.I. du Pont de Nemours & Co.	14,779	945
Ecolab, Inc.	407	46
Freeport-McMoRan, Inc.	68,792	1,281
Graphic Packaging Holding Co.	5,521	77
Huntsman Corp.	5,814	128
International Paper Co.	6,923	329
Kraton Performance Polymers, Inc. (a)	1,976	47
LyondellBasell Industries NV ‘A’	4,744	491
Masco Corp.	2,867	76

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MeadWestvaco Corp.	5,893	$278
Monsanto Co.	6,706	715
Mosaic Co.	18,562	870
Newmont Mining Corp.	44,802	1,047
OM Group, Inc.	1,403	47
Owens Corning	2,473	102
Owens-Illinois, Inc. (a)	2,144	49
PPG Industries, Inc.	3,730	428
Praxair, Inc.	3,152	377
Reliance Steel & Aluminum Co.	928	56
RPM International, Inc.	2,073	101
Schnitzer Steel Industries, Inc.	1,856	32
Sealed Air Corp.	1,107	57
Sherwin-Williams Co.	336	92
Sigma-Aldrich Corp.	1,169	163
Sonoco Products Co.	3,708	159
Steel Dynamics, Inc.	3,977	82
SunCoke Energy, Inc.	5,232	68
Thompson Creek Metals Co., Inc. (a)	35,215	29
U.S. Steel Corp.	8,711	180

		13,572

TELECOMMUNICATION SERVICES 4.8%
AT&T, Inc.	366,257	13,009
CenturyLink, Inc.	53,956	1,585
Cincinnati Bell, Inc. (a)	24,252	93
Frontier Communications Corp.	199,894	990
Leap Wireless	22,373	56
Level 3 Communications, Inc. (a)	8,798	463
Sprint Corp. (a)	49,100	224
Telephone & Data Systems, Inc.	13,124	386
Verizon Communications, Inc.	97,897	4,563
Vonage Holdings Corp. (a)	22,384	110
Windstream Holdings, Inc.	31,807	203

		21,682

UTILITIES 5.7%
AES Corp.	30,305	402
AGL Resources, Inc.	3,928	183
Alliant Energy Corp.	4,773	276
Ameren Corp.	19,747	744
American Electric Power Co., Inc.	22,758	1,206
American Water Works Co., Inc.	3,107	151
Atmos Energy Corp.	3,519	180

	SHARES	MARKET VALUE (000S)
Avista Corp.	4,339	$133
Calpine Corp. (a)	13,017	234
CenterPoint Energy, Inc.	21,012	400
CMS Energy Corp.	14,735	469
Consolidated Edison, Inc.	25,269	1,463
Dominion Resources, Inc.	9,636	644
DTE Energy Co.	10,742	802
Duke Energy Corp.	11,966	845
Dynegy, Inc. (a)	2,428	71
Edison International	19,231	1,069
El Paso Electric Co.	2,247	78
Entergy Corp.	22,778	1,606
Exelon Corp.	55,135	1,732
FirstEnergy Corp.	30,650	998
Great Plains Energy, Inc.	6,546	158
Hawaiian Electric Industries, Inc.	4,803	143
IDACORP, Inc.	630	35
Laclede Group, Inc.	2,821	147
MDU Resources Group, Inc.	16,904	330
National Fuel Gas Co.	1,205	71
New Jersey Resources Corp.	5,063	139
NextEra Energy, Inc.	8,994	882
NiSource, Inc.	12,035	549
NorthWestern Corp.	2,851	139
NRG Energy, Inc.	1,765	40
ONE Gas, Inc.	2,113	90
Pepco Holdings, Inc.	22,916	617
PG&E Corp.	23,814	1,169
Pinnacle West Capital Corp.	8,987	511
PNM Resources, Inc.	8,349	205
Portland General Electric Co.	5,524	183
PPL Corp.	17,105	504
Public Service Enterprise Group, Inc.	30,426	1,195
SCANA Corp.	5,008	254
Sempra Energy	6,349	628
Southern Co.	32,604	1,366
Southwest Gas Corp.	2,202	117
Talen Energy Corp. (a)	2,136	37
TECO Energy, Inc.	18,474	326
UGI Corp.	1,571	54
UIL Holdings Corp.	2,022	93
Vectren Corp.	4,223	163
WEC Energy Group, Inc.	12,449	560
Westar Energy, Inc.	6,747	231
WGL Holdings, Inc.	4,769	259

	SHARES	MARKET VALUE (000S)
Xcel Energy, Inc.	22,195	$714

		25,595

Total United States		438,310

Total Common Stocks (Cost $334,519)		441,176

REAL ESTATE INVESTMENT TRUSTS 1.0%

UNITED STATES 1.0%

FINANCIALS 1.0%
American Capital Agency Corp.	5,899	108
American Capital Mortgage Investment Corp.	8,952	143
Annaly Capital Management, Inc.	118,424	1,088
Anworth Mortgage Asset Corp.	14,855	73
Apartment Investment & Management Co. ‘A’	4,679	173
Brandywine Realty Trust	3,733	50
Capstead Mortgage Corp.	7,802	87
Columbia Property Trust, Inc.	6,875	169
Corrections Corp. of America	2,625	87
Crown Castle International Corp.	474	38
CYS Investments, Inc.	4,878	38
Digital Realty Trust, Inc.	1,472	98
Hatteras Financial Corp.	10,501	171
Hospitality Properties Trust	3,661	106
Iron Mountain, Inc.	17,465	541
Mack-Cali Realty Corp.	2,187	40
MFA Financial, Inc.	9,578	71
New Residential Investment Corp.	5,862	89
Piedmont Office Realty Trust, Inc.	7,318	129
Plum Creek Timber Co., Inc.	2,220	90
Public Storage	433	80
Redwood Trust, Inc.	2,668	42
Simon Property Group, Inc.	445	77
Weyerhaeuser Co.	23,369	736

		4,324

Total Real Estate Investment Trusts (Cost $4,481)		4,324

Total Investments in Securities (Cost $339,000)		445,500

Total Investments 99.5% (Cost $339,000)		$445,500

Other Assets and Liabilities, net 0.5%		2,289

Net Assets 100.0%		$447,789

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
Ireland
Financials	$182	$0	$0	$182
Health Care	1,009	0	0	1,009
Information Technology	1,027	0	0	1,027
Mexico
Materials	394	0	0	394
Switzerland
Financials	254	0	0	254
United States
Consumer Discretionary	62,579	0	7	62,586
Consumer Staples	45,028	0	0	45,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Energy	$42,285	$0	$0	$42,285
Financials	51,840	0	0	51,840
Health Care	57,339	0	0	57,339
Industrials	36,878	0	0	36,878
Information Technology	81,505	0	0	81,505
Materials	13,572	0	0	13,572
Telecommunication Services	21,626	0	56	21,682
Utilities	25,595	0	0	25,595
Real Estate Investment Trusts
United States
Financials	4,324	0	0	4,324

Total Investments	$445,437	$0	$63	$445,500

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments PIMCO RAE Fundamental US Small Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 94.5%

UNITED STATES 94.5%

CONSUMER DISCRETIONARY 21.2%
1-800-Flowers.com, Inc. ‘A’ (a)	3,020	$32
A H Belo Corp.	667	4
ACCO Brands Corp. (a)	8,173	64
Accuride Corp. (a)	4,714	18
Aeropostale, Inc. (a)	1,999	3
AMC Entertainment Holdings, Inc. ‘A’	2,919	90
America’s Car-Mart, Inc. (a)	343	17
American Public Education, Inc. (a)	1,155	30
Arctic Cat, Inc.	504	17
Asbury Automotive Group, Inc. (a)	930	84
Ascena Retail Group, Inc. (a)	1,428	24
Ascent Capital Group, Inc. (a)	616	26
Bassett Furniture Industries, Inc.	645	18
Beazer Homes USA, Inc. (a)	883	18
bebe stores, Inc.	7,493	15
Big 5 Sporting Goods Corp.	2,577	37
Biglari Holdings, Inc. (a)	124	51
BJ’s Restaurants, Inc. (a)	1,949	94
Blue Nile, Inc. (a)	254	8
Blyth, Inc. (a)	1,017	6
Bon-Ton Stores, Inc.	3,358	16
Boyd Gaming Corp. (a)	10,135	152
Bravo Brio Restaurant Group, Inc. (a)	2,340	32
Bridgepoint Education, Inc. (a)	6,430	61
Bright Horizons Family Solutions, Inc. (a)	264	15
Buckle, Inc.	3,302	151
Build-A-Bear Workshop, Inc. (a)	2,072	33
Caleres, Inc.	5,208	166
Callaway Golf Co.	4,923	44
Capella Education Co.	1,729	93
Career Education Corp. (a)	3,228	11
Carmike Cinemas, Inc. (a)	636	17
Carriage Services, Inc.	1,112	27
Carrols Restaurant Group, Inc. (a)	5,304	55
Cash America International, Inc.	2,534	66
Cato Corp.	2,058	80
Cavco Industries, Inc. (a)	129	10
Champion Enterprises, Inc.	4,160	0
Cheesecake Factory, Inc.	330	18
Children’s Place, Inc.	2,297	150
Choice Hotels International, Inc.	1,727	94
Christopher & Banks Corp. (a)	3,581	14
Churchill Downs, Inc.	207	26
Citi Trends, Inc. (a)	2,697	65
Clear Channel Outdoor Holdings, Inc. ‘A’	3,973	40
ClubCorp Holdings, Inc.	731	17
Collectors Universe, Inc.	449	9
Columbia Sportswear Co.	1,429	86
Commercial Vehicle Group, Inc. (a)	1,435	10
Conn’s, Inc. (a)	652	26

	SHARES	MARKET VALUE (000S)
Container Store Group, Inc. (a)	1,215	$21
Cooper Tire & Rubber Co.	1,562	53
Core-Mark Holding Co., Inc.	2,151	127
Crocs, Inc. (a)	8,240	121
CSS Industries, Inc.	592	18
Cumulus Media, Inc. ‘A’ (a)	4,497	9
Del Frisco’s Restaurant Group, Inc. (a)	548	10
Demand Media, Inc. (a)	335	2
Denny’s Corp. (a)	9,973	116
Destination Maternity Corp.	1,082	13
Destination XL Group, Inc. (a)	6,009	30
Diamond Resorts International, Inc. (a)	944	30
DigitalGlobe, Inc. (a)	1,020	28
DineEquity, Inc.	838	83
Douglas Dynamics, Inc.	1,134	24
DreamWorks Animation SKG, Inc. (a)	510	13
DSW, Inc.	188	6
Entercom Communications Corp. ‘A’ (a)	2,394	27
Eros International PLC (a)	915	23
Ethan Allen Interiors, Inc.	1,508	40
EVINE Live, Inc. (a)	3,575	10
EW Scripps Co.	2,138	49
Express, Inc. (a)	7,352	133
Extended Stay America, Inc.	1,937	36
Ezcorp, Inc. ‘A’ (a)	6,066	45
Famous Dave’s of America, Inc. (a)	425	9
Federal-Mogul Holdings Corp. (a)	3,291	37
Fiesta Restaurant Group, Inc. (a)	1,069	53
Finish Line, Inc. ‘A’	5,938	165
First Cash Financial Services, Inc. (a)	836	38
Five Below, Inc. (a)	435	17
Francesca’s Holdings Corp. (a)	967	13
Fred’s, Inc.	4,526	87
FTD Cos., Inc. (a)	910	26
Fuel Systems Solutions, Inc. (a)	2,976	22
G&K Services, Inc. ‘A’	1,540	107
G-III Apparel Group Ltd. (a)	931	66
Gentherm, Inc. (a)	350	19
Gerber Scientific, Inc.	496	0
Grand Canyon Education, Inc. (a)	812	34
Gray Television, Inc. (a)	1,041	16
Group 1 Automotive, Inc.	566	51
Harte-Hanks, Inc.	6,264	37
Haverty Furniture Cos., Inc.	1,801	39
Herman Miller, Inc.	1,492	43
hhgregg, Inc. (a)	2,607	9
Hibbett Sports, Inc. (a)	815	38
HNI Corp.	548	28
Hooker Furniture Corp.	270	7
Houghton Mifflin Harcourt Co. (a)	1,008	25
HSN, Inc.	1,728	121
Hyatt Hotels Corp. ‘A’ (a)	1,603	91
Iconix Brand Group, Inc. (a)	501	13
Interface, Inc.	1,495	37
International Speedway Corp. ‘A’	1,948	71

	SHARES	MARKET VALUE (000S)
Interval Leisure Group, Inc.	1,854	$42
iRobot Corp. (a)	721	23
Isle of Capri Casinos, Inc. (a)	5,405	98
JAKKS Pacific, Inc. (a)	6,559	65
Jamba, Inc. (a)	1,303	20
Johnson Outdoors, Inc.	189	4
K12, Inc. (a)	3,753	47
KB Home	1,353	22
Kimball International, Inc.	3,493	42
Kirkland’s, Inc.	1,676	47
Knoll, Inc.	4,429	111
Kona Grill, Inc. (a)	431	8
Krispy Kreme Doughnuts, Inc. (a)	663	13
La Quinta Holdings, Inc. (a)	349	8
La-Z-Boy, Inc.	1,243	33
Lands’ End, Inc. (a)	3,400	84
LeapFrog Enterprises, Inc. (a)	1,464	2
Lee Enterprises, Inc. (a)	6,248	21
Libbey, Inc.	1,393	58
Liberty TripAdvisor Holdings, Inc. (a)	2,131	69
LifeLock, Inc. (a)	516	8
Lions Gate Entertainment Corp.	737	27
Lithia Motors, Inc. ‘A’	261	30
Loral Space & Communications, Inc. (a)	808	51
Lumber Liquidators Holdings, Inc. (a)	752	16
Marchex, Inc.	3,289	16
Marcus Corp.	2,784	53
MarineMax, Inc. (a)	713	17
Marriott Vacations Worldwide Corp.	1,661	152
Martha Stewart Living Omnimedia, Inc. (a)	1,658	10
Mattress Firm Holding Corp. (a)	421	26
McClatchy Co. (a)	9,681	10
MDC Partners, Inc.	771	15
Media General, Inc. (a)	1,594	26
Meritage Homes Corp. (a)	161	8
Meritor, Inc. (a)	5,135	67
Michaels Cos., Inc. (a)	1,290	35
Miller Industries, Inc.	269	5
Mobile Mini, Inc.	2,097	88
Modine Manufacturing Co. (a)	3,371	36
Monarch Casino & Resort, Inc. (a)	685	14
Monro Muffler Brake, Inc.	942	59
Morningstar, Inc.	582	46
Motorcar Parts of America, Inc. (a)	313	9
Movado Group, Inc.	1,243	34
NACCO Industries, Inc. ‘A’	616	37
National CineMedia, Inc.	4,057	65
Nautilus, Inc. (a)	1,564	34
New York & Co., Inc. (a)	5,713	15
Nexstar Broadcasting Group, Inc.	653	37
Nutrisystem, Inc.	4,487	112
Orbitz Worldwide, Inc. (a)	10,819	124
Outerwall, Inc.	1,012	77
Oxford Industries, Inc.	844	74
Pacific Sunwear of California, Inc. (a)	12,445	14

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Papa John’s International, Inc.	1,780	$135
Penn National Gaming, Inc. (a)	9,019	166
Penske Automotive Group, Inc.	1,165	61
Pep Boys-Manny Moe & Jack (a)	6,373	78
Perry Ellis International, Inc. (a)	2,261	54
PetMed Express, Inc.	2,813	49
Pier 1 Imports, Inc.	12,673	160
Pinnacle Entertainment, Inc. (a)	2,287	85
Pool Corp.	237	17
Popeyes Louisiana Kitchen, Inc. (a)	363	22
Potbelly Corp. (a)	501	6
Preformed Line Products Co.	53	2
Quiksilver, Inc. (a)	6,425	4
Radio One, Inc. ‘D’ (a)	3,125	10
Red Robin Gourmet Burgers, Inc. (a)	737	63
Regis Corp. (a)	1,879	30
Remy International, Inc.	929	21
Rentrak Corp. (a)	134	9
Ruby Tuesday, Inc. (a)	2,631	17
Rush Enterprises, Inc. ‘A’ (a)	2,605	68
Ruth’s Hospitality Group, Inc.	3,876	63
Scientific Games Corp. (a)	2,118	33
Sears Hometown and Outlet Stores, Inc. (a)	797	8
Select Comfort Corp. (a)	2,758	83
Shoe Carnival, Inc.	1,464	42
Shutterfly, Inc. (a)	873	42
Sinclair Broadcast Group, Inc.	856	24
Skechers U.S.A., Inc. ‘A’ (a)	1,148	126
Skullcandy, Inc. (a)	3,310	25
Smith & Wesson Holding Corp. (a)	5,295	88
Sonic Automotive, Inc.	2,673	64
Sonic Corp.	3,763	108
Sotheby’s	401	18
Spartan Motors, Inc.	2,405	11
Speedway Motorsports, Inc.	560	13
Sportsman’s Warehouse Holdings, Inc. (a)	639	7
Stage Stores, Inc.	3,359	59
Standard Motor Products, Inc.	840	30
Steelcase, Inc. ‘A’	2,273	43
Stein Mart, Inc.	3,054	32
Steven Madden Ltd. (a)	1,098	47
Stoneridge, Inc. (a)	2,384	28
Strayer Education, Inc. (a)	999	43
Sturm Ruger & Co., Inc.	1,410	81
Superior Industries International, Inc.	2,295	42
Systemax, Inc. (a)	344	3
Taylor Morrison Home Corp. (a)	855	17
Texas Roadhouse, Inc.	3,661	137
Thor Industries, Inc.	193	11
Tilly’s, Inc. (a)	1,257	12
Titan International, Inc.	2,006	22
Tower International, Inc. (a)	4,320	113
Town Sports International Holdings, Inc.	3,905	11
TravelCenters of America LLC (a)	2,869	43

	SHARES	MARKET VALUE (000S)
Tuesday Morning Corp. (a)	3,083	$35
UniFirst Corp.	329	37
Universal Electronics, Inc. (a)	668	33
Universal Technical Institute, Inc.	1,765	15
Vera Bradley, Inc. (a)	1,230	14
Vitamin Shoppe, Inc. (a)	1,741	65
VOXX International Corp. (a)	1,036	9
Wesco Aircraft Holdings, Inc. (a)	2,534	38
West Corp.	2,248	68
West Marine, Inc. (a)	350	3
Weyco Group, Inc.	68	2
World Wrestling Entertainment, Inc.	2,265	37
ZAGG, Inc. (a)	1,712	14
Zumiez, Inc. (a)	329	9

		9,855

CONSUMER STAPLES 5.0%
Andersons, Inc.	1,286	50
B&G Foods, Inc.	294	8
Boston Beer Co., Inc. (a)	221	51
Boulder Brands, Inc. (a)	1,156	8
Cal-Maine Foods, Inc.	1,666	87
Cardtronics, Inc. (a)	1,156	43
Central Garden & Pet Co. (a)	4,562	52
Coca-Cola Bottling Co. Consolidated	661	100
Coty, Inc. ‘A’	5,795	185
Diamond Foods, Inc. (a)	872	27
Eddie Bauer Holdings, Inc.	5,029	0
Electro Rent Corp.	989	11
Elizabeth Arden, Inc. (a)	3,466	49
Euronet Worldwide, Inc. (a)	223	14
Farmer Bros Co. (a)	321	8
Forrester Research, Inc.	899	32
Fresh Del Monte Produce, Inc.	2,996	116
Fresh Market, Inc. (a)	581	19
Global Cash Access Holdings, Inc. (a)	5,115	40
Hackett Group, Inc.	1,588	21
Heartland Payment Systems, Inc.	673	36
HRG Group, Inc. (a)	2,403	31
Information Services Group, Inc.	6,306	30
Ingles Markets, Inc.	2,399	115
Inter Parfums, Inc.	1,053	36
J&J Snack Foods Corp.	562	62
John B Sanfilippo & Son, Inc.	333	17
Lancaster Colony Corp.	824	75
Medifast, Inc. (a)	993	32
MoneyGram International, Inc. (a)	2,320	21
Monster Worldwide, Inc. (a)	12,647	83
National Beverage Corp. (a)	446	10
Nature’s Sunshine Products, Inc.	497	7
Nutraceutical International Corp. (a)	220	5
Omega Protein Corp. (a)	2,853	39
Pinnacle Foods, Inc.	663	30
Post Holdings, Inc. (a)	153	8
PRGX Global, Inc. (a)	3,422	15
PriceSmart, Inc.	328	30

	SHARES	MARKET VALUE (000S)
Revlon, Inc. (a)	1,255	$46
Roundy’s, Inc. (a)	11,429	37
Sanderson Farms, Inc.	88	7
Seaboard Corp. (a)	6	22
Seneca Foods Corp. ‘A’ (a)	515	14
Snyder’s-Lance, Inc.	1,442	47
SpartanNash Co.	4,234	138
Spectrum Brands Holdings, Inc.	1,115	114
USANA Health Sciences, Inc. (a)	524	72
Vector Group Ltd.	4,465	105
Village Super Market, Inc.	332	10
WD-40 Co.	722	63
Weis Markets, Inc.	1,137	48

		2,326

ENERGY 4.2%
Abraxas Petroleum Corp. (a)	4,002	12
Alon USA Energy, Inc.	2,351	44
Antero Resources Corp. (a)	227	8
Basic Energy Services, Inc. (a)	3,216	24
Bonanza Creek Energy, Inc. (a)	787	14
BPZ Resources, Inc. (a)	3,922	0
C&J Energy Services Ltd. (a)	2,969	39
Callon Petroleum Co. (a)	7,231	60
CARBO Ceramics, Inc.	2,621	109
Carrizo Oil & Gas, Inc. (a)	1,282	63
Clayton Williams Energy, Inc. (a)	949	62
Clean Energy Fuels Corp. (a)	1,334	8
Comstock Resources, Inc.	2,428	8
Contango Oil & Gas Co. (a)	2,049	25
CVR Energy, Inc.	1,531	58
Dawson Geophysical Co. (a)	536	3
Delek U.S. Holdings, Inc.	2,973	109
Enbridge Energy Management LLC (a)	458	15
EXCO Resources, Inc.	13,927	16
FMSA Holdings, Inc. (a)	2,096	17
Forum Energy Technologies, Inc. (a)	2,761	56
Geospace Technologies Corp. (a)	2,050	47
Goodrich Petroleum Corp. (a)	1,524	3
Green Plains, Inc.	1,920	53
Gulf Island Fabrication, Inc.	577	6
Gulfmark Offshore, Inc. ‘A’	3,729	43
Helix Energy Solutions Group, Inc. (a)	1,836	23
Hercules Offshore, Inc. (a)	11,684	3
ION Geophysical Corp. (a)	13,569	15
Jones Energy, Inc. (a)	521	5
Key Energy Services, Inc. (a)	14,853	27
Kosmos Energy Ltd. (a)	1,434	12
Laredo Petroleum, Inc. (a)	3,298	41
Matador Resources Co. (a)	511	13
Matrix Service Co. (a)	1,357	25
McDermott International, Inc. (a)	6,308	34
Memorial Resource Development Corp. (a)	328	6
Miller Energy Resources, Inc. (a)	5,969	2
Mitcham Industries, Inc. (a)	560	2

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Natural Gas Services Group, Inc. (a)	1,094	$25
Newpark Resources, Inc. (a)	4,937	40
Noble International Ltd.	5,008	0
Northern Oil and Gas, Inc. (a)	8,677	59
Nuverra Environmental Solutions, Inc. (a)	1,355	9
Oil-Dri Corp. of America	113	3
Pacific Drilling S.A. (a)	8,933	25
Pacific Ethanol, Inc. (a)	719	7
Panhandle Oil and Gas, Inc.	552	11
Parker Drilling Co. (a)	16,767	56
Parsley Energy, Inc. (a)	371	6
PDC Energy, Inc. (a)	1,079	58
Penn Virginia Corp. (a)	4,173	18
PetroQuest Energy, Inc. (a)	8,849	18
PHI, Inc. (a)	392	12
Pioneer Energy Services Corp. (a)	3,632	23
Plug Power, Inc. (a)	2,828	7
Primoris Services Corp.	1,397	28
Renewable Energy Group, Inc. (a)	1,219	14
Resolute Energy Corp. (a)	7,015	7
REX American Resources Corp. (a)	533	34
Rex Energy Corp. (a)	3,932	22
Rice Energy, Inc. (a)	638	13
Rosetta Resources, Inc. (a)	281	7
RPC, Inc.	5,936	82
RSP Permian, Inc. (a)	233	7
Sanchez Energy Corp. (a)	2,319	23
Tesco Corp.	4,333	47
TETRA Technologies, Inc. (a)	8,314	53
Thermon Group Holdings, Inc. (a)	1,112	27
U.S. Silica Holdings, Inc.	183	5
Ultra Petroleum Corp. (a)	1,169	15
VAALCO Energy, Inc. (a)	5,496	12
W&T Offshore, Inc.	8,760	48
Warren Resources, Inc. (a)	7,553	3
Westmoreland Coal Co. (a)	1,231	26
Willbros Group, Inc. (a)	4,588	6

		1,966

FINANCIALS 12.1%
1st Source Corp.	1,255	43
Aircastle Ltd.	2,998	68
Alexander & Baldwin, Inc.	173	7
Amcore Finanical, Inc.	1,006	0
American National Bankshares, Inc.	95	2
Ameris Bancorp	178	5
AMERISAFE, Inc.	621	29
Ames National Corp.	132	3
AmTrust Financial Services, Inc.	875	57
Arrow Financial Corp.	1,426	39
Artisan Partners Asset Management, Inc.	369	17
Baldwin & Lyons, Inc. ‘B’	186	4
BancFirst Corp.	373	24
Bancorp, Inc. (a)	873	8
Bank Mutual Corp.	2,585	20

	SHARES	MARKET VALUE (000S)
Bank of Marin Bancorp	35	$2
Bank of the Ozarks, Inc.	505	23
Banner Corp.	307	15
BB&T Corp.	216	9
Beneficial Bancorp, Inc. (a)	668	8
Berkshire Hills Bancorp, Inc.	1,440	41
BGC Partners, Inc. ‘A’	9,224	81
Blackhawk Network Holdings, Inc. (a)	873	36
BNC Bancorp	969	19
BofI Holding, Inc. (a)	135	14
BOK Financial Corp.	264	18
Boston Private Financial Holdings, Inc.	1,291	17
Brookline Bancorp, Inc.	7,292	82
Bryn Mawr Bank Corp.	374	11
Calamos Asset Management, Inc.	4,330	53
Camden National Corp.	226	9
Capital Bank Financial Corp. ‘A’ (a)	2,451	71
Capital City Bank Group, Inc.	326	5
Capitol Federal Financial, Inc.	2,458	30
Cass Information Systems, Inc.	180	10
Cathay General Bancorp	249	8
CenterState Banks, Inc.	1,179	16
Chemical Financial Corp.	1,905	63
Citizens, Inc. (a)	752	6
City Holding Co.	1,108	55
CNA Financial Corp.	1,936	74
CoBiz Financial, Inc.	1,252	16
Cohen & Steers, Inc.	1,048	36
Columbia Bancorp	455	0
Columbia Banking System, Inc.	704	23
Community Bank System, Inc.	1,246	47
Community Trust Bancorp, Inc.	1,201	42
ConnectOne Bancorp, Inc.	401	9
Consumer Portfolio Services, Inc. (a)	796	5
Crawford & Co. ‘B’	1,568	13
Credit Acceptance Corp. (a)	177	44
Customers Bancorp, Inc. (a)	856	23
CVB Financial Corp.	636	11
Dime Community Bancshares, Inc.	2,808	48
Eagle Bancorp, Inc. (a)	125	5
eHealth, Inc. (a)	1,923	24
Ellie Mae, Inc. (a)	157	11
EMC Insurance Group, Inc.	342	9
Employers Holdings, Inc.	2,276	52
Encore Capital Group, Inc. (a)	622	27
Enova International, Inc. (a)	1,476	28
Enterprise Financial Services Corp.	1,172	27
Erie Indemnity Co. ‘A’	132	11
EverBank Financial Corp.	3,281	64
FBL Financial Group, Inc. ‘A’	1,024	59
FBR & Co. (a)	817	19
Federated National Holding Co.	307	7
Fidelity & Guaranty Life	414	10
Fidelity Southern Corp.	359	6
Financial Institutions, Inc.	524	13
First Bancorp/Southern Pines	758	13

	SHARES	MARKET VALUE (000S)
First Busey Corp.	3,692	$24
First Commonwealth Financial Corp.	6,027	58
First Community Bancshares, Inc.	1,136	21
First Connecticut Bancorp, Inc.	389	6
First Defiance Financial Corp.	504	19
First Financial Bancorp	4,340	78
First Financial Corp.	876	31
First Interstate BancSystem, Inc.	2,097	58
First Merchants Corp.	933	23
First Midwest Bancorp, Inc.	1,455	28
First of Long Island Corp.	138	4
Flagstar Bancorp, Inc. (a)	1,782	33
Flushing Financial Corp.	2,557	54
FNB Corp.	5,059	72
Forestar Group, Inc. (a)	600	8
FXCM, Inc.	5,001	7
GAIN Capital Holdings, Inc.	2,052	20
GAMCO Investors, Inc.	290	20
German American Bancorp, Inc.	132	4
GFI Group, Inc.	8,350	49
Glacier Bancorp, Inc.	235	7
Great Southern Bancorp, Inc.	323	14
Green Dot Corp. (a)	1,595	30
Greenhill & Co., Inc.	1,433	59
Hanmi Financial Corp.	476	12
HCI Group, Inc.	155	7
Heartland Financial USA, Inc.	492	18
Heritage Financial Corp.	889	16
HFF, Inc.	951	40
Hilltop Holdings, Inc. (a)	876	21
HomeStreet, Inc. (a)	842	19
Horace Mann Educators Corp.	2,566	93
Hudson Valley Holding Corp.	831	23
IBERIABANK Corp.	953	65
Independent Bank Corp.	4,053	98
Infinity Property & Casualty Corp.	899	68
INTL. FCStone, Inc. (a)	1,090	36
Investment Technology Group, Inc.	2,571	64
Janus Capital Group, Inc.	5,398	92
Kansas City Life Insurance Co.	165	8
KCG Holdings, Inc. ‘A’ (a)	1,864	23
Lakeland Bancorp, Inc.	1,019	12
Lakeland Financial Corp.	771	33
LendingTree, Inc. (a)	295	23
MainSource Financial Group, Inc.	296	7
MarketAxess Holdings, Inc.	99	9
Marlin Business Services Corp.	1,070	18
MB Financial, Inc.	1,040	36
Meadowbrook Insurance Group, Inc.	2,739	24
Mercury General Corp.	2,117	118
Meridian Bancorp, Inc. (a)	1,142	15
Metro Bancorp, Inc.	587	15
National Bankshares, Inc.	59	2
National Interstate Corp.	206	6
National Penn Bancshares, Inc.	2,576	29
National Western Life Insurance Co. ‘A’	188	45

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Navigators Group, Inc. (a)	805	$62
NBT Bancorp, Inc.	2,500	65
Nelnet, Inc. ‘A’	1,424	62
Northwest Bancshares, Inc.	560	7
OceanFirst Financial Corp.	967	18
Old National Bancorp	3,049	44
OneBeacon Insurance Group Ltd.	4,381	64
Oppenheimer Holdings, Inc. ‘A’	131	3
Pacific Premier Bancorp, Inc. (a)	411	7
Park National Corp.	784	69
Park Sterling Corp.	1,424	10
Peoples Bancorp, Inc.	634	15
Phoenix Cos., Inc. (a)	163	3
Pinnacle Financial Partners, Inc.	532	29
Piper Jaffray Cos. (a)	831	36
PrivateBancorp, Inc.	309	12
Provident Financial Holdings, Inc.	194	3
Provident Financial Services, Inc.	4,643	88
RE/MAX Holdings, Inc. ‘A’	354	13
Regional Management Corp. (a)	546	10
Renasant Corp.	1,634	53
Republic Bancorp, Inc.	740	19
S&T Bancorp, Inc.	1,063	31
Safety Insurance Group, Inc.	1,236	71
Sandy Spring Bancorp, Inc.	1,515	42
Selective Insurance Group, Inc.	666	19
Sierra Bancorp	129	2
Simmons First National Corp. ‘A’	747	35
South State Corp.	192	15
Southside Bancshares, Inc.	1,132	33
Southwest Bancorp, Inc.	890	17
Springleaf Holdings, Inc. (a)	1,765	81
State Auto Financial Corp.	543	13
State Bank Financial Corp.	1,840	40
Sterling Bancorp	2,537	37
Stock Yards Bancorp, Inc.	1,535	58
Sun Bancorp, Inc. (a)	92	2
Territorial Bancorp, Inc.	987	24
Teton Advisors, Inc. ‘B’	4	0
TFS Financial Corp.	1,381	23
Tompkins Financial Corp.	639	34
Towne Bank	1,296	21
TriCo Bancshares	943	23
TrustCo Bank Corp.	5,994	42
UCBH Holdings, Inc.	4,193	0
UMB Financial Corp.	187	11
Union Bankshares Corp.	1,017	24
United Community Banks, Inc.	510	11
United Financial Bancorp, Inc.	1,126	15
United Fire Group, Inc.	1,549	51
United Insurance Holdings Corp.	777	12
Universal Insurance Holdings, Inc.	5,493	133
Univest Corp. of Pennsylvania	1,517	31
Virtus Investment Partners, Inc.	79	10
WageWorks, Inc. (a)	424	17
Washington Trust Bancorp, Inc.	516	20

	SHARES	MARKET VALUE (000S)
Waterstone Financial, Inc.	2,716	$36
WesBanco, Inc.	1,376	47
Westamerica BanCorp.	622	32
Western Alliance Bancorp (a)	351	12
Westwood Holdings Group, Inc.	373	22
World Acceptance Corp. (a)	1,674	103
WSFS Financial Corp.	1,669	46

		5,614

HEALTH CARE 9.9%
Abaxis, Inc.	290	15
ABIOMED, Inc. (a)	302	20
Accuray, Inc. (a)	3,122	21
Acorda Therapeutics, Inc. (a)	595	20
Addus HomeCare Corp. (a)	962	27
Affymetrix, Inc. (a)	5,660	62
Air Methods Corp. (a)	726	30
Albany Molecular Research, Inc. (a)	1,072	22
Alliance HealthCare Services, Inc. (a)	1,015	19
Almost Family, Inc. (a)	1,648	66
AMAG Pharmaceuticals, Inc. (a)	570	39
Amedisys, Inc. (a)	6,514	259
AMN Healthcare Services, Inc. (a)	888	28
Amsurg Corp. (a)	781	55
Anacor Pharmaceuticals, Inc. (a)	240	19
Analogic Corp.	605	48
AngioDynamics, Inc. (a)	2,562	42
ANI Pharmaceuticals, Inc. (a)	221	14
Anika Therapeutics, Inc. (a)	715	24
AtriCure, Inc. (a)	730	18
Bio-Reference Laboratories, Inc. (a)	950	39
BioDelivery Sciences International, Inc. (a)	1,824	15
BioScrip, Inc. (a)	10,618	39
BioTelemetry, Inc. (a)	4,426	42
Bruker Corp. (a)	2,491	51
Cambrex Corp. (a)	1,767	78
Cantel Medical Corp.	516	28
Capital Senior Living Corp. (a)	353	9
Cardiovascular Systems, Inc. (a)	614	16
Catalent, Inc. (a)	774	23
Chelsea Therapeutics International	5,771	0
Chemed Corp.	1,809	237
Civitas Solutions, Inc. (a)	322	7
CONMED Corp.	1,344	78
CorVel Corp. (a)	596	19
Cross Country Healthcare, Inc. (a)	2,574	33
CryoLife, Inc.	2,070	23
Cyberonics, Inc. (a)	660	39
Cynosure, Inc. (a)	361	14
Depomed, Inc. (a)	1,872	40
Emergent BioSolutions, Inc. (a)	3,412	112
Ensign Group, Inc.	316	16
Enzo Biochem, Inc. (a)	1,645	5
Exactech, Inc. (a)	323	7
ExamWorks Group, Inc. (a)	265	10

	SHARES	MARKET VALUE (000S)
Five Star Quality Care, Inc. (a)	3,442	$17
Genesis Healthcare, Inc. (a)	2,325	15
Geron Corp. (a)	1,705	7
Globus Medical, Inc. (a)	3,401	87
Greatbatch, Inc. (a)	2,161	117
Haemonetics Corp. (a)	1,387	57
Hanger, Inc. (a)	4,682	110
Healthways, Inc. (a)	4,620	55
HeartWare International, Inc. (a)	172	13
HMS Holdings Corp. (a)	1,234	21
ICU Medical, Inc. (a)	331	32
Impax Laboratories, Inc. (a)	2,271	104
Insulet Corp. (a)	516	16
Integra LifeSciences Holdings Corp. (a)	1,706	115
Invacare Corp.	2,679	58
IPC Healthcare, Inc. (a)	485	27
Ironwood Pharmaceuticals, Inc. (a)	706	9
KYTHERA Biopharmaceuticals, Inc. (a)	271	20
Lannett Co., Inc. (a)	591	35
LHC Group, Inc. (a)	1,328	51
Luminex Corp. (a)	1,082	19
Masimo Corp. (a)	2,696	104
Medcath Corp. (a)	418	0
Medicines Co. (a)	1,748	50
Meridian Bioscience, Inc.	741	14
Merit Medical Systems, Inc. (a)	2,107	45
Molina Healthcare, Inc. (a)	1,608	113
Myriad Genetics, Inc. (a)	680	23
National HealthCare Corp.	300	20
Natus Medical, Inc. (a)	2,167	92
Nektar Therapeutics (a)	1,139	14
Neogen Corp. (a)	553	26
NuVasive, Inc. (a)	3,150	149
NxStage Medical, Inc. (a)	1,133	16
OraSure Technologies, Inc. (a)	1,543	8
PDL BioPharma, Inc.	19,268	124
PharMerica Corp. (a)	3,977	132
POZEN, Inc. (a)	1,458	15
Premier, Inc. (a)	683	26
Prestige Brands Holdings, Inc. (a)	1,394	64
Providence Service Corp. (a)	657	29
Quidel Corp. (a)	802	18
RadNet, Inc. (a)	8,250	55
Repligen Corp. (a)	704	29
Rigel Pharmaceuticals, Inc. (a)	1,994	6
RTI Surgical, Inc. (a)	5,472	35
Sagent Pharmaceuticals, Inc. (a)	294	7
SciClone Pharmaceuticals, Inc. (a)	1,658	16
Select Medical Holdings Corp.	13,163	213
Spectranetics Corp. (a)	348	8
Spectrum Pharmaceuticals, Inc. (a)	2,518	17
Surgical Care Affiliates, Inc. (a)	1,003	38
SurModics, Inc. (a)	1,608	38
Thoratec Corp. (a)	1,392	62
Universal American Corp. (a)	4,682	47
Vascular Solutions, Inc. (a)	945	33

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Wright Medical Group, Inc. (a)	2,953	$78
Zeltiq Aesthetics, Inc. (a)	1,004	30

		4,607

INDUSTRIALS 13.3%
AAR Corp.	3,239	103
ABM Industries, Inc.	2,887	95
Actuant Corp.	2,271	52
Advisory Board Co. (a)	574	31
Aegion Corp. (a)	1,200	23
Aerovironment, Inc. (a)	899	23
Air Transport Services Group, Inc. (a)	4,913	52
Albany International Corp. ‘A’	2,000	80
Allegiant Travel Co.	173	31
Altra Industrial Motion Corp.	1,324	36
AMERCO	263	86
American Science & Engineering, Inc.	918	40
Applied Industrial Technologies, Inc.	1,632	65
ARC Document Solutions, Inc. (a)	6,350	48
ArcBest Corp.	675	21
Argan, Inc.	403	16
Astec Industries, Inc.	1,031	43
Astronics Corp. (a)	301	21
Atlas Air Worldwide Holdings, Inc. (a)	603	33
AZZ, Inc.	292	15
Barnes Group, Inc.	2,469	96
Beacon Roofing Supply, Inc. (a)	1,768	59
Blount International, Inc. (a)	4,018	44
Brady Corp. ‘A’	2,027	50
Briggs & Stratton Corp.	3,938	76
Casella Waste Systems, Inc. (a)	3,107	17
CBIZ, Inc. (a)	6,511	63
CDI Corp.	1,719	22
CEB, Inc.	152	13
Cenveo, Inc. (a)	9,231	20
Chart Industries, Inc. (a)	1,611	58
CIRCOR International, Inc.	360	20
Columbus McKinnon Corp.	1,028	26
Comfort Systems USA, Inc.	2,979	68
Covenant Transportation Group, Inc. ‘A’ (a)	792	20
CRA International, Inc. (a)	1,183	33
Cubic Corp.	1,085	52
Dorian LPG Ltd. (a)	507	8
Ducommun, Inc. (a)	895	23
DXP Enterprises, Inc. (a)	318	15
Dycom Industries, Inc. (a)	1,765	104
Dynamic Materials Corp.	480	5
Echo Global Logistics, Inc. (a)	771	25
Encore Wire Corp.	375	17
Ennis, Inc.	2,951	55
EnPro Industries, Inc.	1,347	77
Era Group, Inc. (a)	920	19
ESCO Technologies, Inc.	991	37
Essendant, Inc.	1,078	42
Exponent, Inc.	1,388	62

	SHARES	MARKET VALUE (000S)
Federal Signal Corp.	1,086	$16
Fluidigm Corp. (a)	374	9
Forward Air Corp.	858	45
Franklin Covey Co. (a)	1,342	27
Franklin Electric Co., Inc.	736	24
FreightCar America, Inc.	744	16
Global Brass & Copper Holdings, Inc.	1,694	29
Global Power Equipment Group, Inc.	997	8
Gorman-Rupp Co.	558	16
GrafTech International Ltd. (a)	4,396	22
Granite Construction, Inc.	2,106	75
Great Lakes Dredge & Dock Corp. (a)	3,766	22
Greenbrier Cos., Inc.	671	31
H&E Equipment Services, Inc.	1,702	34
Hardinge, Inc.	345	3
Hawaiian Holdings, Inc. (a)	9,724	231
Healthcare Services Group, Inc.	566	19
Heartland Express, Inc.	5,098	103
Heidrick & Struggles International, Inc.	2,739	71
Hill International, Inc. (a)	5,104	27
Hillenbrand, Inc.	2,903	89
Hornbeck Offshore Services, Inc. (a)	2,184	45
Houston Wire & Cable Co.	956	10
Hub Group, Inc. ‘A’ (a)	668	27
Hurco Cos., Inc.	578	20
Huron Consulting Group, Inc. (a)	1,040	73
Hyster-Yale Materials Handling, Inc.	415	29
ICF International, Inc. (a)	2,269	79
Insperity, Inc.	2,160	110
Insteel Industries, Inc.	337	6
John Bean Technologies Corp.	1,122	42
Kadant, Inc.	843	40
Kaman Corp.	1,559	65
Kelly Services, Inc.	3,166	49
Kforce, Inc.	3,036	69
Knight Transportation, Inc.	4,308	115
Korn/Ferry International	2,276	79
Kratos Defense & Security Solutions, Inc. (a)	5,436	34
Layne Christensen Co. (a)	2,444	22
LB Foster Co.	530	18
Lindsay Corp.	194	17
Lydall, Inc. (a)	1,007	30
Marten Transport Ltd.	1,591	35
MasTec, Inc. (a)	3,423	68
Matson, Inc.	1,170	49
Matthews International Corp.	2,076	110
McGrath RentCorp	1,912	58
Mesa Air Group, Inc.	17,303	0
Mistras Group, Inc. (a)	575	11
MSA Safety, Inc.	882	43
Mueller Industries, Inc.	2,216	77
Mueller Water Products, Inc.	1,871	17
Multi-Color Corp.	569	36
MYR Group, Inc. (a)	1,060	33
National Presto Industries, Inc.	838	67

	SHARES	MARKET VALUE (000S)
Navigant Consulting, Inc. (a)	4,537	$67
NN, Inc.	595	15
Northwest Pipe Co. (a)	720	15
On Assignment, Inc. (a)	400	16
Orion Marine Group, Inc. (a)	1,808	13
PAM Transportation Services, Inc. (a)	267	16
Park-Ohio Holdings Corp.	362	18
Polypore International, Inc. (a)	1,297	78
Powell Industries, Inc.	577	20
Quad/Graphics, Inc.	946	18
Quality Distribution, Inc. (a)	620	10
Raven Industries, Inc.	1,021	21
RBC Bearings, Inc. (a)	566	41
Resources Connection, Inc.	3,034	49
Rexnord Corp. (a)	2,159	52
Roadrunner Transportation Systems, Inc. (a)	334	9
Rollins, Inc.	2,605	74
RPX Corp. (a)	1,218	21
RR Donnelley & Sons Co.	111	2
Saia, Inc. (a)	1,507	59
Sparton Corp. (a)	705	19
Standex International Corp.	375	30
Sterling Construction Co., Inc. (a)	1,136	5
Sun Hydraulics Corp.	386	15
Swift Transportation Co. (a)	1,054	24
TAL International Group, Inc.	2,498	79
TASER International, Inc. (a)	1,261	42
Team, Inc. (a)	631	25
Tennant Co.	665	43
Tetra Tech, Inc.	1,773	45
Titan Machinery, Inc. (a)	867	13
TriMas Corp. (a)	1,598	47
TrueBlue, Inc. (a)	1,399	42
Tutor Perini Corp. (a)	1,405	30
Twin Disc, Inc.	580	11
U.S. Ecology, Inc.	714	35
USA Truck, Inc. (a)	503	11
UTi Worldwide, Inc. (a)	6,809	68
Veritiv Corp. (a)	585	21
Viad Corp.	1,268	34
Vicor Corp. (a)	1,191	15
Watts Water Technologies, Inc.	1,762	91
Werner Enterprises, Inc.	2,985	78
Xerium Technologies, Inc. (a)	4,843	88

		6,165

INFORMATION TECHNOLOGY 19.6%
ACI Worldwide, Inc. (a)	2,946	72
Acxiom Corp. (a)	3,087	54
ADTRAN, Inc.	4,617	75
Advanced Energy Industries, Inc. (a)	2,174	60
Advent Software, Inc.	1,682	74
Agilysys, Inc. (a)	705	6
Alpha & Omega Semiconductor Ltd. (a)	1,081	9
Ambarella, Inc. (a)	452	46

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Amkor Technology, Inc. (a)	14,985	$90
Applied Micro Circuits Corp. (a)	1,263	9
Arista Networks, Inc. (a)	221	18
Avid Technology, Inc. (a)	1,120	15
AVX Corp.	4,126	56
Axcelis Technologies, Inc. (a)	6,645	20
Badger Meter, Inc.	435	28
Bankrate, Inc. (a)	2,457	26
Bel Fuse, Inc. ‘B’	842	17
Benchmark Electronics, Inc. (a)	4,637	101
Black Box Corp.	1,129	23
Blackbaud, Inc.	1,668	95
Blucora, Inc. (a)	1,866	30
Bottomline Technologies de, Inc. (a)	658	18
BroadSoft, Inc. (a)	415	14
Brooks Automation, Inc.	4,104	47
Cabot Microelectronics Corp. (a)	2,185	103
Calix, Inc. (a)	2,168	17
Callidus Software, Inc. (a)	675	11
Checkpoint Systems, Inc.	1,771	18
Ciber, Inc. (a)	7,481	26
Ciena Corp. (a)	2,197	52
Cirrus Logic, Inc. (a)	4,806	164
Coherent, Inc. (a)	1,136	72
Cohu, Inc.	1,372	18
CommScope Holding Co., Inc. (a)	2,805	86
CommVault Systems, Inc. (a)	504	21
comScore, Inc. (a)	1,286	68
Comtech Telecommunications Corp.	1,747	51
Comverse, Inc. (a)	475	10
Constant Contact, Inc. (a)	1,263	36
Cray, Inc. (a)	1,250	37
CSG Systems International, Inc.	3,242	103
CTS Corp.	2,527	49
Cypress Semiconductor Corp.	7,524	88
Daktronics, Inc.	3,438	41
Datalink Corp. (a)	2,819	25
Dealertrack Technologies, Inc. (a)	689	43
DHI Group, Inc. (a)	5,575	50
Digi International, Inc. (a)	2,602	25
Diodes, Inc. (a)	2,419	58
Dolby Laboratories, Inc. ‘A’	3,148	125
Dot Hill Systems Corp. (a)	3,646	22
DSP Group, Inc. (a)	3,121	32
DTS, Inc. (a)	717	22
EarthLink Holdings Corp.	10,409	78
Eastman Kodak Co. (a)	488	8
Ebix, Inc.	1,368	45
Electro Scientific Industries, Inc.	2,692	14
Electronics For Imaging, Inc. (a)	2,604	113
Engility Holdings, Inc.	1,533	39
Entegris, Inc. (a)	4,005	58
Envestnet, Inc. (a)	447	18
EPAM Systems, Inc. (a)	816	58
Epiq Systems, Inc.	1,905	32
ePlus, Inc. (a)	515	39

	SHARES	MARKET VALUE (000S)
ExlService Holdings, Inc. (a)	681	$24
Extreme Networks, Inc. (a)	18,276	49
Fair Isaac Corp.	1,217	110
Fairchild Semiconductor International, Inc. (a)	6,638	115
FARO Technologies, Inc. (a)	765	36
Finisar Corp. (a)	2,244	40
FormFactor, Inc. (a)	2,184	20
Freescale Semiconductor Ltd. (a)	2,866	115
Glu Mobile, Inc. (a)	3,636	23
GSI Group, Inc. (a)	2,305	35
GTT Communications, Inc. (a)	640	15
Harmonic, Inc. (a)	15,105	103
iGate Corp. (a)	575	27
II-VI, Inc. (a)	2,948	56
Imation Corp. (a)	4,440	18
Imperva, Inc. (a)	183	12
Infinera Corp. (a)	2,073	43
Insight Enterprises, Inc. (a)	3,672	110
Integrated Device Technology, Inc. (a)	5,222	113
Integrated Silicon Solution, Inc.	2,526	56
Interactive Intelligence Group, Inc. (a)	325	14
InterDigital, Inc.	3,302	188
Internap Corp. (a)	3,173	29
Intersil Corp.	6,101	76
Intralinks Holdings, Inc. (a)	3,868	46
InvenSense, Inc. (a)	1,007	15
IPG Photonics Corp. (a)	115	10
Itron, Inc. (a)	1,906	66
Ixia (a)	5,627	70
IXYS Corp.	2,969	45
j2 Global, Inc.	1,037	70
Kemet Corp. (a)	1,123	3
Lattice Semiconductor Corp. (a)	9,488	56
Limelight Networks, Inc. (a)	2,073	8
Lionbridge Technologies, Inc. (a)	4,395	27
Liquidity Services, Inc. (a)	3,443	33
Littelfuse, Inc.	618	59
LivePerson, Inc. (a)	1,320	13
LogMeIn, Inc. (a)	1,018	66
M/A-COM Technology Solutions Holdings, Inc. (a)	393	15
Manhattan Associates, Inc. (a)	841	50
ManTech International Corp.	2,751	80
Maxwell Technologies, Inc. (a)	2,167	13
MedAssets, Inc. (a)	4,685	103
Medidata Solutions, Inc. (a)	231	13
Mentor Graphics Corp.	613	16
Mercury Systems, Inc. (a)	2,453	36
Merge Healthcare, Inc. (a)	2,660	13
Methode Electronics, Inc.	844	23
Micrel, Inc.	4,949	69
Microsemi Corp. (a)	1,732	61
MicroStrategy, Inc. ‘A’ (a)	324	55
MKS Instruments, Inc.	2,745	104
ModusLink Global Solutions, Inc. (a)	1,177	4
Monolithic Power Systems, Inc.	1,087	55

	SHARES	MARKET VALUE (000s)
Monotype Imaging Holdings, Inc.	1,240	$30
MTS Systems Corp.	982	68
Multi-Fineline Electronix, Inc. (a)	556	12
Nanometrics, Inc. (a)	1,740	28
NETGEAR, Inc. (a)	3,544	106
NetScout Systems, Inc. (a)	1,862	68
NeuStar, Inc. (a)	688	20
Newport Corp. (a)	3,302	63
NIC, Inc.	971	18
Oclaro, Inc. (a)	8,765	20
Omnicell, Inc. (a)	1,591	60
OmniVision Technologies, Inc. (a)	4,239	111
OSI Systems, Inc. (a)	467	33
Park Electrochemical Corp.	961	18
PC Connection, Inc.	1,945	48
Pegasystems, Inc.	1,644	38
Perficient, Inc. (a)	557	11
Pericom Semiconductor Corp.	789	10
Photronics, Inc. (a)	7,656	73
Plantronics, Inc.	1,394	79
Plexus Corp. (a)	1,925	84
PMC-Sierra, Inc. (a)	9,410	81
Power Integrations, Inc.	924	42
Progress Software Corp. (a)	3,986	110
PROS Holdings, Inc. (a)	456	10
QAD, Inc.	120	3
Qlik Technologies, Inc. (a)	552	19
Quality Systems, Inc.	3,622	60
Qualys, Inc. (a)	285	12
Quantum Corp. (a)	11,161	19
QuinStreet, Inc. (a)	2,206	14
Rambus, Inc. (a)	2,361	34
RealD, Inc. (a)	1,110	14
RealNetworks, Inc. (a)	4,409	24
RealPage, Inc. (a)	610	12
Rofin-Sinar Technologies, Inc. (a)	2,403	66
Rogers Corp. (a)	567	38
Rosetta Stone, Inc. (a)	2,595	21
Rovi Corp. (a)	5,450	87
Ruckus Wireless, Inc. (a)	590	6
Rudolph Technologies, Inc. (a)	2,020	24
Sanmina Corp. (a)	4,368	88
ScanSource, Inc. (a)	1,162	44
Science Applications International Corp.	2,322	123
Seachange International, Inc. (a)	2,978	21
Semtech Corp. (a)	845	17
ShoreTel, Inc. (a)	3,708	25
Shutterstock, Inc. (a)	140	8
Sigma Designs, Inc. (a)	3,613	43
Silicon Graphics International Corp. (a)	2,480	16
Silicon Laboratories, Inc. (a)	1,430	77
Sonus Networks, Inc. (a)	3,295	23
Stamps.com, Inc. (a)	223	16
SunPower Corp. (a)	1,276	36
Super Micro Computer, Inc. (a)	1,689	50

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Sykes Enterprises, Inc. (a)	4,060	$98
Synaptics, Inc. (a)	527	46
Synchronoss Technologies, Inc. (a)	550	25
Syntel, Inc. (a)	484	23
Take-Two Interactive Software, Inc. (a)	2,248	62
TechTarget, Inc. (a)	968	9
TeleCommunication Systems, Inc. (a)	3,215	11
Telenav, Inc. (a)	3,139	25
TeleTech Holdings, Inc.	2,148	58
TESSCO Technologies, Inc.	316	6
Tessera Technologies, Inc.	2,222	84
THQ, Inc. (a)	18	0
TiVo, Inc. (a)	1,239	13
Travelzoo, Inc. (a)	755	9
TTM Technologies, Inc. (a)	9,837	98
Ultra Clean Holdings, Inc. (a)	1,280	8
Ultratech, Inc. (a)	834	15
United Online, Inc. (a)	1,928	30
Unwired Planet, Inc. (a)	5,831	4
VASCO Data Security International, Inc. (a)	2,705	82
Veeco Instruments, Inc. (a)	1,409	41
Veeva Systems, Inc. (a)	559	16
Virtusa Corp. (a)	492	25
Vishay Precision Group, Inc. (a)	678	10
Web.com Group, Inc. (a)	540	13
WebMD Health Corp. (a)	3,067	136
Xcerra Corp. (a)	3,538	27
XO Group, Inc. (a)	2,558	42
Zynga, Inc. ‘A’ (a)	37,184	106

		9,105

MATERIALS 5.6%
A Schulman, Inc.	1,480	65
AAON, Inc.	650	15
AEP Industries, Inc. (a)	533	29
AK Steel Holding Corp. (a)	1,435	6
AM Castle & Co. (a)	1,314	8
American Vanguard Corp.	1,425	20
Ampco-Pittsburgh Corp.	369	6
Apogee Enterprises, Inc.	614	32
Axalta Coating Systems Ltd. (a)	200	7
Balchem Corp.	702	39
Boise Cascade Co. (a)	992	36
Builders FirstSource, Inc. (a)	496	6
Calgon Carbon Corp.	1,266	25
Carpenter Technology Corp.	951	37
Century Aluminum Co. (a)	3,494	36
Chemtura Corp. (a)	2,491	71
Clearwater Paper Corp. (a)	1,914	110
Ferro Corp. (a)	5,320	89
Flotek Industries, Inc. (a)	1,426	18
FutureFuel Corp.	1,522	20
Gibraltar Industries, Inc. (a)	1,329	27
Globe Specialty Metals, Inc.	1,990	35

	SHARES	MARKET VALUE (000S)
Gold Resource Corp.	5,520	$15
Griffon Corp.	4,220	67
Hawkins, Inc.	124	5
Haynes International, Inc.	591	29
HB Fuller Co.	1,249	51
Headwaters, Inc. (a)	2,088	38
Hecla Mining Co.	17,789	47
Horsehead Holding Corp. (a)	1,583	19
Innophos Holdings, Inc.	1,145	60
Innospec, Inc.	1,553	70
Intrepid Potash, Inc. (a)	2,587	31
Kaiser Aluminum Corp.	1,396	116
Koppers Holdings, Inc.	2,261	56
Kraton Performance Polymers, Inc. (a)	1,510	36
Kronos Worldwide, Inc.	1,784	20
Louisiana-Pacific Corp. (a)	1,045	18
LSB Industries, Inc. (a)	892	36
LSI Industries, Inc.	536	5
Materion Corp.	2,027	71
Minerals Technologies, Inc.	244	17
Myers Industries, Inc.	2,038	39
Neenah Paper, Inc.	872	51
Noranda Aluminum Holding Corp.	8,063	7
Nortek, Inc. (a)	774	64
Olympic Steel, Inc.	544	9
OM Group, Inc.	4,146	139
OMNOVA Solutions, Inc. (a)	3,377	25
PGT, Inc. (a)	802	12
PH Glatfelter Co.	2,827	62
Ply Gem Holdings, Inc. (a)	598	7
Quaker Chemical Corp.	140	12
Quanex Building Products Corp.	2,182	47
RTI International Metals, Inc. (a)	1,064	34
Ryerson Holding Corp. (a)	894	8
Schnitzer Steel Industries, Inc.	688	12
Schweitzer-Mauduit International, Inc.	1,440	57
Shiloh Industries, Inc. (a)	933	12
Simpson Manufacturing Co., Inc.	1,537	52
Stepan Co.	893	48
Stillwater Mining Co. (a)	1,826	21
SunCoke Energy, Inc.	3,798	49
Tredegar Corp.	1,254	28
Trex Co., Inc. (a)	123	6
Trinseo S.A. (a)	242	7
Tronox Ltd. ‘A’	5,896	86
U.S. Concrete, Inc. (a)	526	20
Universal Forest Products, Inc.	415	22
Wausau Paper Corp.	3,285	30
Worthington Industries, Inc.	2,620	79

		2,589

TELECOMMUNICATION SERVICES 2.0%
Atlantic Tele-Network, Inc.	799	55
Boingo Wireless, Inc. (a)	2,025	17
Cogent Communications Holdings, Inc.	1,012	34

	SHARES	MARKET VALUE (000S)
Consolidated Communications Holdings, Inc.	5,353	$113
Fairpoint Communications, Inc.	3,095	0
FairPoint Communications, Inc. (a)	559	10
General Communication, Inc. (a)	4,703	80
Hawaiian Telcom Holdco, Inc. (a)	690	18
IDT Corp.	2,032	37
Inteliquent, Inc.	9,194	169
Iridium Communications, Inc. (a)	10,874	99
Lumos Networks Corp.	1,524	23
NTELOS Holdings Corp.	5,837	27
Premiere Global Services, Inc. (a)	5,372	55
Shenandoah Telecommunications Co.	913	31
Spok Holdings, Inc.	1,746	29
U.S. Cellular Corp. (a)	1,578	59
Vonage Holdings Corp. (a)	16,595	82

		938

UTILITIES 1.6%
ALLETE, Inc.	951	44
Ameresco, Inc. ‘A’ (a)	1,526	12
American States Water Co.	2,495	93
Atlantic Power Corp.	9,601	30
California Water Service Group	3,624	83
Chesapeake Utilities Corp.	1,282	69
Empire District Electric Co.	3,986	87
EnerNOC, Inc. (a)	2,208	21
MGE Energy, Inc.	2,221	86
Middlesex Water Co.	481	11
New Jersey Resources Corp.	249	7
Northwest Natural Gas Co.	1,720	73
NRG Yield, Inc.	558	12
Otter Tail Corp.	258	7
Pattern Energy Group, Inc.	255	7
SJW Corp.	1,123	34
South Jersey Industries, Inc.	584	14
Unitil Corp.	1,137	38

		728

Total Common Stocks (Cost $36,286)		43,893

REAL ESTATE INVESTMENT TRUSTS 4.9%

UNITED STATES 4.9%

FINANCIALS 4.9%
Acadia Realty Trust	624	18
AG Mortgage Investment Trust, Inc.	3,753	65
American Assets Trust, Inc.	1,595	63
American Capital Mortgage Investment Corp.	2,458	39
Anworth Mortgage Asset Corp.	8,424	42
Apollo Commercial Real Estate Finance, Inc.	2,513	41
Apollo Residential Mortgage, Inc.	4,113	60
Arbor Realty Trust, Inc.	2,405	16
ARMOUR Residential REIT, Inc.	21,012	59
Ashford Hospitality Trust, Inc.	6,420	54
Associated Estates Realty Corp.	650	19

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2015

	SHARES	MARKET VALUE (000S)
Campus Crest Communities, Inc.	1,285	$7
Capstead Mortgage Corp.	2,930	33
Cedar Realty Trust, Inc.	9,331	60
Chambers Street Properties	2,630	21
Chesapeake Lodging Trust	822	25
CoreSite Realty Corp.	321	15
CyrusOne, Inc.	1,774	52
CYS Investments, Inc.	12,549	97
DiamondRock Hospitality Co.	6,011	77
DuPont Fabros Technology, Inc.	2,303	68
Dynex Capital, Inc.	3,424	26
EastGroup Properties, Inc.	260	15
Equity One, Inc.	863	20
First Industrial Realty Trust, Inc.	2,387	45
First Potomac Realty Trust	3,641	37
Franklin Street Properties Corp.	3,927	44
Getty Realty Corp.	1,347	22
Gladstone Commercial Corp.	1,580	26
Government Properties Income Trust	2,004	37
Healthcare Realty Trust, Inc.	1,333	31
Hersha Hospitality Trust	363	9
Inland Real Estate Corp.	6,254	59
Investors Real Estate Trust	6,935	50
iStar Financial, Inc. (a)	3,637	48

	SHARES	MARKET VALUE (000S)
JAVELIN Mortgage Investment Corp.	754	$5
Kite Realty Group Trust	580	14
Lexington Realty Trust	4,636	39
LTC Properties, Inc.	786	33
Medical Properties Trust, Inc.	359	5
New York Mortgage Trust, Inc.	1,266	9
One Liberty Properties, Inc.	927	20
Pennsylvania Real Estate Investment Trust	3,603	77
PennyMac Mortgage Investment Trust	3,919	68
Potlatch Corp.	1,610	57
PS Business Parks, Inc.	236	17
RAIT Financial Trust	7,288	45
Ramco-Gershenson Properties Trust	1,456	24
Redwood Trust, Inc.	5,094	80
Resource Capital Corp.	10,537	41
Ryman Hospitality Properties, Inc.	844	45
Sabra Health Care REIT, Inc.	1,372	35
Saul Centers, Inc.	236	12
Select Income REIT	1,136	23
Silver Bay Realty Trust Corp.	1,306	21
Starwood Waypoint Residential Trust	282	7
Summit Hotel Properties, Inc.	1,339	17
Sun Communities, Inc.	244	15

	SHARES	MARKET VALUE (000S)
United Development Funding	400	$7
Urstadt Biddle Properties, Inc. ‘A’	1,584	30
Washington Real Estate Investment Trust	2,089	54
Western Asset Mortgage Capital Corp.	3,112	46
Winthrop Realty Trust	2,167	33

		2,279

Total Real Estate Investment Trusts (Cost $2,375)		2,279

RIGHTS 0.0%

UNITED STATES 0.0%

HEALTHCARE 0.0%
BioScrip, Inc.	30	0

Total Rights (Cost $0)		0

Total Investments in Securities (Cost $38,661)		46,172

Total Investments 99.4% (Cost $38,661)		$46,172

Other Assets and Liabilities, net 0.6%		284

Net Assets 100.0%		$46,456

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Common Stocks
United States
Consumer Discretionary	$9,855	$0	$0	$9,855
Consumer Staples	2,326	0	0	2,326
Energy	1,966	0	0	1,966
Financials	5,614	0	0	5,614
Health Care	4,607	0	0	4,607
Industrials	6,165	0	0	6,165

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Information Technology	$9,105	$0	$0	$9,105
Materials	2,589	0	0	2,589
Telecommunication Services	938	0	0	938
Utilities	728	0	0	728
Real Estate Investment Trusts
United States
Financials	2,279	0	0	2,279

Total Investments	$46,172	$0	$0	$46,172

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC to implement all or a portion of each Fund’s investment strategies.

On June 5, 2015, each Fund acquired substantially all of the assets and assumed certain liabilities of a corresponding privately offered fund managed by Research Affiliates (each, a “Predecessor Fund”) in exchange for Institutional Class shares of each Fund pursuant to the terms and conditions of an Agreement and Plan of Reorganization and Exchange. Each Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of its corresponding Fund and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of its corresponding Fund. However, the Predecessor Funds were not registered as investment companies under the Act, and were not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the Act and the Internal Revenue Code (the “Code”). This transaction was structured to qualify as a tax-free transaction under the Code. The investment portfolio of each Predecessor Fund was the principal asset acquired by its corresponding Fund. In connection with the reorganization, each Predecessor Fund and its corresponding Fund valued its respective securities and other assets pursuant to the same valuation procedures. For financial statement purposes, assets received and shares issued by each Fund were recorded at fair value, and each Fund recorded the cost of such investments at their historical cost as recorded by its corresponding Predecessor Fund. The cost basis of the investments received from each Predecessor Fund was carried forward to align ongoing reporting of its corresponding Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. Each Fund had no assets or liabilities prior to the reorganization (amounts in thousands†):

Fund Name	Predecessor Fund Investments, at value at time of reorganization	Predecessor Fund cost of investments at time of reorganization	Predecessor Fund net assets at time of reorganization	Predecessor Fund unrealized appreciation (depreciation) at time of reorganization	Net assets of the Fund immediately after reorganization
PIMCO RAE Fundamental Emerging Markets Fund*	133,992	138,110	198,415	(4,074)	198,415
PIMCO RAE Fundamental Global Fund	38,686	38,686	38,691	0	38,691
PIMCO RAE Fundamental Global ex-US Fund	71,035	71,035	71,057	0	71,057
PIMCO RAE Fundamental International Fund	153,429	125,939	156,592	27,818	156,592
PIMCO RAE Fundamental US Fund	451,461	333,314	454,480	118,147	454,480
PIMCO RAE Fundamental US Small Fund	46,372	37,555	46,771	8,817	46,771

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Because of local market regulations, certain foreign securities were sold by the Predecessor Fund in advance of the reorganization. The proceeds from the sale became assets of the Fund as a result of the reorganization. The Adviser or Research Affiliates reimbursed the Fund for certain trading costs, including any commissions, taxes and the impact of exchange rates.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a

58	PIMCO EQUITY SERIES

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component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders annually. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income(loss), accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings.

ANNUAL REPORT	JUNE 30, 2015	59

Notes to Financial Statements (Cont.)

The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a

60	PIMCO EQUITY SERIES

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senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. PIMCO may consult with the

Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Funds’ prospectuses.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	JUNE 30, 2015	61

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Equity-Linked Securities  Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, a Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Warrants  Certain Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the

62	PIMCO EQUITY SERIES

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underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

(b) Investments in Affiliates

The PIMCO RAE Fundamental Global and PIMCO RAE Fundamental Global ex-US Funds invest substantially all of their assets in Institutional Class shares of the Underlying Funds and may also invest in other affiliated funds, and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”). The Underlying Funds are considered to be affiliated with the PIMCO RAE Fundamental Global and PIMCO RAE Fundamental Global ex-US Funds. The table below shows the transactions in and earnings from investments in the Underlying Funds for the period ended June 30, 2015 (amounts in thousands†):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Emerging Markets Fund	$0	$4,785	$0	$0	$(18)	$4,767	$0	$0
PIMCO RAE Fundamental International Fund	0	14,686	(895)	(12)	(233)	13,546	0	0
PIMCO RAE Fundamental US Fund	0	20,140	0	0	(293)	19,847	0	0
Totals	$0	$39,611	$(895)	$(12)	$(544)	$38,160	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Emerging Markets Fund	$0	$18,294	$0	$0	$(63)	$18,231	$0	$0
PIMCO RAE Fundamental International Fund	0	54,367	$(1,645)	$(22)	$(894)	$51,806	0	0
Totals	$0	$72,661	$(1,645)	$(22)	$(957)	$70,037	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

ANNUAL REPORT	JUNE 30, 2015	63

Notes to Financial Statements (Cont.)

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by Fund (or Acquired Funds) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (or Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or

64	PIMCO EQUITY SERIES

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expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Fund (or Acquired Funds).

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

ANNUAL REPORT	JUNE 30, 2015	65

Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

66	PIMCO EQUITY SERIES

June 30, 2015

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	A and C Classes
PIMCO RAE Fundamental Emerging Markets Fund	0.50%	0.45%	0.55%	0.55%
PIMCO RAE Fundamental Global Fund	0.40%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental Global ex-US Fund	0.40%	0.35%	0.45%	0.45%
PIMCO RAE Fundamental International Fund	0.30%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental US Fund	0.25%	0.25%	0.35%	0.40%
PIMCO RAE Fundamental US Small Fund	0.35%	0.25%	0.35%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C Class shares. For the period ended June 30, 2015, the Distributor retained $360,600 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee

ANNUAL REPORT	JUNE 30, 2015	67

Notes to Financial Statements (Cont.)

meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2016
PIMCO RAE Fundamental International Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2016

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at June 30, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RAE Fundamental Emerging Markets Fund	$86
PIMCO RAE Fundamental Global Fund	66
PIMCO RAE Fundamental Global ex-US Fund	69
PIMCO RAE Fundamental International Fund	70
PIMCO RAE Fundamental US Fund	89
PIMCO RAE Fundamental US Small Fund	63

(f) Acquired Fund Fees and Expenses  The Underlying Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives of the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the advisory fees and the supervisory and administrative fees of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the advisory fees and the supervisory and administrative fees of the PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the

68	PIMCO EQUITY SERIES

June 30, 2015

period ended March 31, 2015, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$11
PIMCO RAE Fundamental Global ex-US Fund	24

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$72,228	$13,212
PIMCO RAE Fundamental Global Fund	0	0	925	895
PIMCO RAE Fundamental Global ex-US Fund	0	0	1,625	1,645
PIMCO RAE Fundamental International Fund	0	0	9,860	9,945
PIMCO RAE Fundamental US Fund	0	0	22,826	20,552
PIMCO RAE Fundamental US Small Fund	0	0	4,519	4,324

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund (1)		PIMCO RAE Fundamental Global Fund (2)		PIMCO RAE Fundamental Global ex-US Fund (3)		PIMCO RAE Fundamental International Fund (4)		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund (5)
	Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	193	$2,417	2	$26	0	$0	6	$210	63	$615	0	$0
Class P	1	10	1	10	1	10	1	10	1	10	1	10
Class A	2	19	1	10	1	10	1	10	1	14	1	10
Class C	1	10	2	17	1	10	1	10	1	10	1	10
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0

ANNUAL REPORT	JUNE 30, 2015	69

Notes to Financial Statements (Cont.)

	PIMCO RAE Fundamental Emerging Markets Fund (1)		PIMCO RAE Fundamental Global Fund (2)		PIMCO RAE Fundamental Global ex-US Fund (3)		PIMCO RAE Fundamental International Fund (4)		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund (5)
	Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015		Period from 06/05/2015 to 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Issued in reorganization^
Institutional Class	19,842	198,415	3,869	38,691	7,106	71,057	15,659	156,592	45,448	454,480	4,677	46,771
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	(257)	(2,540)	(71)	(701)	0	0
Class P	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	20,039	$200,871	3,875	$38,754	7,109	$71,087	15,411	$154,292	45,443	$454,428	4,680	$46,801

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 1 in the Notes to Financial Statements.
(1)	As of June 30, 2015, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 31% of the Fund.
(2)	As of June 30, 2015, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 81% of the Fund.
(3)	As of June 30, 2015, three shareholders owned 10% or more of the Fund’s total outstanding shares comprising 100% of the Fund.
(4)	As of June 30, 2015, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 54% of the Fund. One shareholder is a related party and comprises 35% of the Fund.*
(5)	As of June 30, 2015, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 52% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

70	PIMCO EQUITY SERIES

June 30, 2015

As of June 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO RAE Fundamental Emerging Markets Fund	$1,351	$—	$(7,093)	$(111)	$(1,676)	$—	$—
PIMCO RAE Fundamental Global Fund	—	—	(546)	—	(11)	—	—
PIMCO RAE Fundamental Global Ex-US Fund	—	—	(958)	—	(21)	—	(1)
PIMCO RAE Fundamental International Fund	267	2,015	22,299	(189)	—	—	—
PIMCO RAE Fundamental US Fund	569	4,392	104,799	—	—	—	—
PIMCO RAE Fundamental US Small Fund	102	821	7,335	—	—	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain forward contracts, adjustments for real estate investment trusts, and passive foreign investment companies for federal income tax purposes.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for additional income due to transfer and Stamp Duty Tax adjustment.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through June 30, 2015 and Ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund	$1,209	$467
PIMCO RAE Fundamental Global Fund	11	—
PIMCO RAE Fundamental Global Ex-US Fund	21	—
PIMCO RAE Fundamental International Fund	—	—
PIMCO RAE Fundamental US Fund	—	—
PIMCO RAE Fundamental US Small Fund	—	—

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO RAE Fundamental Emerging Markets Fund	$203,327	$15,721	$(22,814)	$(7,093)
PIMCO RAE Fundamental Global Fund	38,705	—	(545)	(545)
PIMCO RAE Fundamental Global Ex-US Fund	70,995	—	(958)	(958)
PIMCO RAE Fundamental International Fund	128,160	29,503	(7,204)	22,299
PIMCO RAE Fundamental US Fund	340,701	113,545	(8,746)	104,799
PIMCO RAE Fundamental US Small Fund	38,837	10,283	(2,948)	7,335

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, partnership investments, adjustments for real estate investment trusts, and passive foreign investment companies.

ANNUAL REPORT	JUNE 30, 2015	71

Notes to Financial Statements (Cont.)

June 30, 2015

For the fiscal year ended June 30, 2015, the Funds made the following tax basis distributions (amounts in thousands):

June 30, 2015
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO RAE Fundamental Emerging Markets Fund	$—	$—	$—
PIMCO RAE Fundamental Global Fund	—	—	—
PIMCO RAE Fundamental Global Ex-US Fund	—	—	—
PIMCO RAE Fundamental International Fund	—	—	—
PIMCO RAE Fundamental US Fund	—	—	—
PIMCO RAE Fundamental US Small Fund	—	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13. SUBSEQUENT EVENTS

Effective August 10, 2015, the contingent deferred sales charges holding period is reduced from 18 months to 12 months for purchases of such Class A shares on or after August 10, 2015.

There were no other subsequent events identified that require recognition or disclosure.

72	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO Equity Series®

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, and PIMCO RAE Fundamental Global ex-US Fund (six series constituting the PIMCO Equity Series®, hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period June 5, 2015 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, and the application of alternative auditing procedures where applicable, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

ANNUAL REPORT	JUNE 30, 2015	73

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified of the Trust’s fiscal year end (June 30, 2015) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO RAE Fundamental Emerging Markets Fund	0.00%	0.00%	$0	$0
PIMCO RAE Fundamental Global Ex-US Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental Global Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental International Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental US Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental US Small Fund	0.00%	0.00%	0	0

Foreign Taxes.  PIMCO RAE Fundamental Emerging Markets Fund and PIMCO RAE Fundamental International Fund earned foreign source income of $1,517,281 and $358,905 respectively, during the year ended June 30, 2015. The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $155,979 and $45,885 respectively, to shareholders. Shareholders will receive more detailed information along with their Form 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

74	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt	JSC	Joint Stock Company	SP-ADR	Sponsored American Depositary Receipt
GDR	Global Depositary Receipt	REIT	Real Estate Investment Trust	SP-GDR	Sponsored Global Depositary Receipt

ANNUAL REPORT	JUNE 30, 2015	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 877-4626 or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	177	Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; and Trustee, PIMCO Equity Series VIT.

(*) Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

(**) Trustees serve until their successors are duly elected and qualified.

76	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

(*) The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

(**) The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2015	77

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

78	PIMCO EQUITY SERIES

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2015	79

Approval of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

Approval of the Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Sub-Advisory Agreement and Portfolio Implementation Agreement for PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund

At a meeting held on February 25, 2015, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved for an initial two-year term the Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”). On February 25, 2015, the Board also approved for an initial two-year term the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, LLC (“Research Affiliates”) and the Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) with Parametric Portfolio Associates LLC (“Parametric”) (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) on behalf of the New Funds.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Board received a wide variety of materials relating to the services to be provided by PIMCO, Research Affiliates and Parametric, both in connection with the New Funds’ meeting and the August 13, 2014 meeting at which the Board considered the renewal of the Investment Advisory Contract and the Supervision and Administration Agreement, between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO, Research Affiliates and Parametric. In considering whether or not to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel, and Resources:  The Board considered the depth and quality of the investment management process of PIMCO, Research Affiliates and Parametric, including for each entity, the experience and capabilities of its senior management and other personnel, and the overall financial strength and stability of its organization. The Board also considered the various services that PIMCO provides under the Investment Advisory Contract. The Board reviewed the nature, extent and quality of services providing to the Trust’s existing Funds under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to compliance, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and to conduct effective oversight of Research Affiliates and Parametric, and its commitment to these programs; its attention to matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts; and its efforts to keep the Board informed about matters relevant to the New Funds and their shareholders.

Similarly, the Board considered the sub-advisory services proposed to be provided by Research Affiliates to the New Funds and the portfolio implementation services proposed to be provided by Parametric to the

80	PIMCO EQUITY SERIES

(Unaudited)

New Funds. The Board also considered information about the Research Affiliates’ and Parametric’s investment personnel responsible for providing services under the Sub-Advisory Agreement and the Portfolio Implementation Agreement. The Board reviewed the nature and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Jason Hsu, and Chris Brightman, principals in the firm of Research Affiliates, and the overall financial strength of the organization. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO, Research Affiliates and Parametric under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of administrative and shareholder services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the supervisory and administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Board did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees and expenses for each New Fund, PIMCO considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted fees proposed for different Funds and classes for advisory, sub-advisory, portfolio implementation and supervisory and administrative services may vary in light of different factors. The Board also noted that Lipper’s methodology for the New Funds resulted in a limited Peer Group. The Board compared each New Fund’s total expenses to other funds in the Expense Group provided by Lipper and found the total expenses of each New Fund to be reasonable. The Board also found the fees to be paid by PIMCO to Research Affiliates and Parametric to be reasonable.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for those services separately, and thus it is difficult to directly compare the New Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that each New Fund’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to each New Fund and its shareholders.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee, or reimbursing the New Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of the New Fund exceeds 0.49 basis points in

ANNUAL REPORT	JUNE 30, 2015	81

Approval of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

(Unaudited)

any year. Furthermore, the Board noted that PIMCO had contractually agreed to reduce the advisory fee for each of PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund and PIMCO RAE Fundamental US Small Fund by 10 basis points through October 31, 2016 and to reduce the advisory fee for each of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund by 20 basis points through October 31, 2016. The Board also considered Research Affiliates’ corresponding sub-advisory fee waiver.

The Board also noted that the PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund each operate as fund of funds (the “Funds of Funds”). Furthermore, the Board noted that the Funds of Funds would have a “fund of funds” waiver, under which PIMCO will waive the advisory and supervisory and administrative fees it receives from the Funds of Funds, in an amount equal to the Underlying PIMCO Funds’ advisory and supervisory and administrative fees, to avoid duplication of fees. The Board also considered that the agreements with Research Affiliates and Parametric also included certain waivers, to avoid duplication of fees, in connection with the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, the level of the sub-advisory fees to be paid by PIMCO to Research Affiliates and the level of the portfolio implementation fees to be paid by PIMCO to Parametric, as well as the estimated total expenses of each New Fund, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels even if the New Fund’s operating costs later rise when assets remain flat or decrease. The Board considered that the unified fee is a transparent means of informing the New Funds’ shareholders of the fees associated with the New Funds, and that the New Funds bears certain expenses that are not covered by the advisory fee or the unified supervision and administration fee. The Board further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Board also considered that, unlike the New Funds’ proposed unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Board also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Board noted that PIMCO’s investments in these areas are extensive.

Ultimately, the Board concluded that each New Fund’s proposed cost structure was reasonable.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board also noted the nature of the services to be provided by affiliates of PIMCO pursuant to the New Funds 12b-1 plan. The Board considered the nature and quality of services provided to shareholders by other intermediaries that sell and/or service shares of the Trust. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO, Research Affiliates and Parametric supported the approval of the Agreements. The Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund, the sub-advisory fees paid to Research Affiliates by PIMCO and the portfolio implementation fees paid to Parametric by PIMCO, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

82	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3003AR_063015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2015	$483,201
	June 30, 2014	$161,099
(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2015	$410,500
	June 30, 2014	$4,500
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2015	$24,650
	June 30, 2014	$14,700
(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2015	$—
	June 30, 2014	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2015	June 30, 2014
PIMCO Equity Series Trust	$435,150	$19,200
Pacific Investment Management Company LLC (“PIMCO”)	9,815,893	6,674,889

Total	$10,251,043	$6,694,089

h) The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Peter B. McCarthy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: August 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 27, 2015